UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

This report on Form N-CSR relates solely to the Registrant’s Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Value Strategies Fund - Class K Annual Report November 30, 2015 (A class of Fidelity Advisor® Value Strategies Fund)

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	1.51%	12.10%	7.28%

 The initial offering of Fidelity® Value Strategies Fund - Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund - Class K on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$20,184	Fidelity® Value Strategies Fund - Class K
$21,688	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Tom Soviero:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained modestly, beating the -1.00% return of the benchmark Russell Midcap® Value Index. Security selection drove performance versus the benchmark, especially picks in the consumer discretionary, materials and energy sectors. Underweighting energy also helped. Our biggest individual contributor was top holding LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company dependent on natural-gas derivatives. Although Lyondell lost its cost advantage when oil prices plunged early in the period, the quality of its assets and strong free cash flow lifted the stock. Another standout was Cott, which bought a water company, diluting its dependence on carbonated beverages and boosting its earnings-growth prospects. Additionally, the fund’s foreign holdings bolstered performance despite the stronger U.S. dollar. By contrast, stock picks in information technology and health care, as well as a sizable underweighting in financials, detracted. Disappointments included Micron Technology, a semiconductor company hurt by more capacity coming online as industry demand slowed. Lastly, not owning for-profit health insurer and index component Cigna hurt. Lyondell, Cott and Micron were all non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.5	5.3
Bank of America Corp.	4.1	3.6
Apple, Inc.	3.4	4.8
General Motors Co.	3.3	3.0
Citigroup, Inc.	3.0	0.8
Delphi Automotive PLC	3.0	4.1
U.S. Bancorp	2.7	2.4
Cott Corp.	2.6	2.2
Universal Health Services, Inc. Class B	2.4	2.3
Boston Scientific Corp.	2.3	2.1
	33.3

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	23.0
Financials	15.2	12.8
Health Care	14.5	16.3
Materials	10.0	8.6
Information Technology	8.1	13.7

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks	88.9%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Foreign investments - 15.9%

As of May 31, 2015 *
Stocks	97.1%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.5%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 3.3%
Delphi Automotive PLC	474,177	$41,671
Tenneco, Inc. (a)	90,224	4,861
		46,532
Automobiles - 3.3%
General Motors Co.	1,284,836	46,511
Diversified Consumer Services - 1.3%
Service Corp. International	691,750	19,265
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	227,420	12,808
Wyndham Worldwide Corp.	199,867	15,174
		27,982
Household Durables - 4.1%
CalAtlantic Group, Inc.	527,581	22,211
Lennar Corp. Class A (b)	424,700	21,749
PulteGroup, Inc.	744,504	14,503
		58,463
Leisure Products - 3.1%
Hasbro, Inc.	266,797	19,500
Vista Outdoor, Inc. (a)	557,700	24,567
		44,067
Media - 1.1%
Omnicom Group, Inc.	120,112	8,879
Regal Entertainment Group Class A (b)	330,800	6,203
		15,082
Specialty Retail - 1.4%
Asbury Automotive Group, Inc. (a)	111,241	8,354
GameStop Corp. Class A (b)	313,213	10,972
		19,326
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	36,500	3,332

TOTAL CONSUMER DISCRETIONARY		280,560

CONSUMER STAPLES - 5.9%
Beverages - 2.6%
Cott Corp.	3,511,564	36,787
Food & Staples Retailing - 1.6%
CVS Health Corp.	237,100	22,309
Food Products - 0.9%
Calavo Growers, Inc.	232,028	13,128
Household Products - 0.8%
Procter & Gamble Co.	142,100	10,635

TOTAL CONSUMER STAPLES		82,859

ENERGY - 3.3%
Energy Equipment & Services - 0.5%
Halliburton Co.	183,600	7,316
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	117,100	6,329
EP Energy Corp. (a)(b)	274,600	1,554
HollyFrontier Corp.	76,400	3,673
Kinder Morgan, Inc.	170,400	4,016
Valero Energy Corp.	327,300	23,520
		39,092

TOTAL ENERGY		46,408

FINANCIALS - 15.2%
Banks - 13.9%
Bank of America Corp.	3,355,213	58,481
CIT Group, Inc.	157,349	6,760
Citigroup, Inc.	796,323	43,073
JPMorgan Chase & Co.	314,200	20,951
Regions Financial Corp.	778,163	7,891
U.S. Bancorp	862,484	37,854
Wells Fargo & Co.	377,370	20,793
		195,803
Capital Markets - 0.6%
PJT Partners, Inc. (a)	6,685	157
The Blackstone Group LP	267,400	8,351
		8,508
Insurance - 0.7%
AFLAC, Inc.	158,186	10,320

TOTAL FINANCIALS		214,631

HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 5.5%
Alere, Inc. (a)	172,283	7,110
Boston Scientific Corp. (a)	1,785,400	32,637
St. Jude Medical, Inc.	463,300	29,234
Zimmer Biomet Holdings, Inc.	87,600	8,848
		77,829
Health Care Providers & Services - 3.2%
DaVita HealthCare Partners, Inc. (a)	158,496	11,577
Universal Health Services, Inc. Class B	278,914	33,894
		45,471
Life Sciences Tools & Services - 0.8%
PerkinElmer, Inc.	207,500	11,031
Pharmaceuticals - 5.0%
Johnson & Johnson	187,800	19,013
Merck & Co., Inc.	390,800	20,716
Sanofi SA sponsored ADR	720,344	31,854
		71,583

TOTAL HEALTH CARE		205,914

INDUSTRIALS - 7.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	180,022	17,116
Honeywell International, Inc.	139,500	14,501
Orbital ATK, Inc.	278,850	23,956
Textron, Inc.	223,717	9,546
		65,119
Machinery - 1.8%
Deere & Co. (b)	164,900	13,121
Ingersoll-Rand PLC	208,100	12,209
		25,330
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)	557,200	8,837
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	467,200	9,793

TOTAL INDUSTRIALS		109,079

INFORMATION TECHNOLOGY - 8.1%
IT Services - 0.7%
Fidelity National Information Services, Inc.	165,730	10,552
Semiconductors & Semiconductor Equipment - 2.3%
Cypress Semiconductor Corp. (b)	1,507,475	16,311
Micron Technology, Inc. (a)	559,183	8,908
ON Semiconductor Corp. (a)	646,970	7,091
		32,310
Software - 1.7%
Microsoft Corp.	429,324	23,334
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	407,860	48,250

TOTAL INFORMATION TECHNOLOGY		114,446

MATERIALS - 10.0%
Chemicals - 8.8%
Ashland, Inc.	83,100	9,361
Axiall Corp.	284,126	5,921
LyondellBasell Industries NV Class A	965,892	92,551
PPG Industries, Inc.	154,592	16,347
		124,180
Containers & Packaging - 1.2%
WestRock Co.	347,900	17,614

TOTAL MATERIALS		141,794

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc. (a)	558,139	28,370
UTILITIES - 2.4%
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. (a)	567,563	8,389
Dynegy, Inc. (a)	441,400	7,115
		15,504
Multi-Utilities - 1.3%
Sempra Energy	179,639	17,826

TOTAL UTILITIES		33,330

TOTAL COMMON STOCKS
(Cost $794,484)		1,257,391
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Peabody Energy Corp. 6.25% 11/15/21 (Cost $14,230)	15,405	2,426
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.18% (c)	23,178,091	23,178
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	30,384,778	30,385
TOTAL MONEY MARKET FUNDS
(Cost $53,563)		53,563
TOTAL INVESTMENT PORTFOLIO - 92.8%
(Cost $862,277)		1,313,380
NET OTHER ASSETS (LIABILITIES) - 7.2%		101,256
NET ASSETS - 100%		$1,414,636

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$50
Fidelity Securities Lending Cash Central Fund	791
Total	$841

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$280,560	$280,560	$--	$--
Consumer Staples	82,859	82,859	--	--
Energy	46,408	46,408	--	--
Financials	214,631	214,631	--	--
Health Care	205,914	205,914	--	--
Industrials	109,079	109,079	--	--
Information Technology	114,446	114,446	--	--
Materials	141,794	141,794	--	--
Telecommunication Services	28,370	28,370	--	--
Utilities	33,330	33,330	--	--
Corporate Bonds	2,426	--	2,426	--
Money Market Funds	53,563	53,563	--	--
Total Investments in Securities:	$1,313,380	$1,310,954	$2,426	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	6.5%
Bailiwick of Jersey	3.0%
Canada	2.6%
France	2.2%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $29,334) — See accompanying schedule: Unaffiliated issuers (cost $808,714)	$1,259,817
Fidelity Central Funds (cost $53,563)	53,563
Total Investments (cost $862,277)		$1,313,380
Receivable for investments sold		379
Receivable for fund shares sold		131,840
Dividends receivable		2,389
Interest receivable		43
Distributions receivable from Fidelity Central Funds		52
Prepaid expenses		3
Other receivables		13
Total assets		1,448,099
Liabilities
Payable for fund shares redeemed	$2,215
Accrued management fee	358
Distribution and service plan fees payable	211
Other affiliated payables	250
Other payables and accrued expenses	44
Collateral on securities loaned, at value	30,385
Total liabilities		33,463
Net Assets		$1,414,636
Net Assets consist of:
Paid in capital		$1,086,894
Undistributed net investment income		12,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		451,103
Net Assets		$1,414,636
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($215,141 ÷ 5,514.662 shares)		$39.01
Maximum offering price per share (100/94.25 of $39.01)		$41.39
Class T:
Net Asset Value and redemption price per share ($294,097 ÷ 7,279.753 shares)		$40.40
Maximum offering price per share (100/96.50 of $40.40)		$41.87
Class B:
Net Asset Value and offering price per share ($3,911 ÷ 110.061 shares)(a)		$35.53
Class C:
Net Asset Value and offering price per share ($49,140 ÷ 1,399.392 shares)(a)		$35.12
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($715,837 ÷ 16,373.120 shares)		$43.72
Class K:
Net Asset Value, offering price and redemption price per share ($71,635 ÷ 1,637.769 shares)		$43.74
Class I:
Net Asset Value, offering price and redemption price per share ($64,875 ÷ 1,555.559 shares)		$41.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$24,333
Interest		1,276
Income from Fidelity Central Funds		841
Total income		26,450
Expenses
Management fee
Basic fee	$7,974
Performance adjustment	(1,933)
Transfer agent fees	2,877
Distribution and service plan fees	2,725
Accounting and security lending fees	465
Custodian fees and expenses	15
Independent trustees' compensation	6
Registration fees	109
Audit	65
Legal	6
Miscellaneous	11
Total expenses before reductions	12,320
Expense reductions	(77)	12,243
Net investment income (loss)		14,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,277
Foreign currency transactions	14
Total net realized gain (loss)		117,291
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,534)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		(113,531)
Net gain (loss)		3,760
Net increase (decrease) in net assets resulting from operations		$17,967

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,207	$12,033
Net realized gain (loss)	117,291	6,319
Change in net unrealized appreciation (depreciation)	(113,531)	112,825
Net increase (decrease) in net assets resulting from operations	17,967	131,177
Distributions to shareholders from net investment income	(11,929)	(10,331)
Distributions to shareholders from net realized gain	(1,090)	–
Total distributions	(13,019)	(10,331)
Share transactions - net increase (decrease)	(175,423)	(53,813)
Total increase (decrease) in net assets	(170,475)	67,033
Net Assets
Beginning of period	1,585,111	1,518,078
End of period (including undistributed net investment income of $12,741 and undistributed net investment income of $11,706, respectively)	$1,414,636	$1,585,111

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$36.02	$27.62	$22.71	$23.11
Income from Investment Operations
Net investment income (loss)A	.35	.25	.23	–B	.13C
Net realized and unrealized gain (loss)	.06	2.87	8.25	5.03	(.49)
Total from investment operations	.41	3.12	8.48	5.03	(.36)
Distributions from net investment income	(.28)D	(.23)	(.08)	(.12)	(.03)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.31)	(.23)	(.08)	(.12)	(.04)
Net asset value, end of period	$39.01	$38.91	$36.02	$27.62	$22.71
Total ReturnE,F	1.07%	8.74%	30.77%	22.29%	(1.57)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of fee waivers, if any	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of all reductions	.93%	.96%	1.03%	1.21%	1.17%
Net investment income (loss)	.89%	.68%	.73%	- %B	.51%C
Supplemental Data
Net assets, end of period (in millions)	$215	$233	$243	$203	$190
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.28	$37.28	$28.58	$23.48	$23.90
Income from Investment Operations
Net investment income (loss)A	.28	.18	.18	(.05)B	.08C
Net realized and unrealized gain (loss)	.06	2.98	8.54	5.22	(.50)
Total from investment operations	.34	3.16	8.72	5.17	(.42)
Distributions from net investment income	(.19)D	(.16)	(.02)	(.07)	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.22)	(.16)	(.02)	(.07)	–
Net asset value, end of period	$40.40	$40.28	$37.28	$28.58	$23.48
Total ReturnE,F	.86%	8.51%	30.52%	22.08%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.15%	1.17%	1.23%	1.38%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.23%	1.38%	1.35%
Expenses net of all reductions	1.14%	1.17%	1.22%	1.38%	1.35%
Net investment income (loss)	.68%	.47%	.54%	(.17)%B	.33%C
Supplemental Data
Net assets, end of period (in millions)	$294	$324	$335	$283	$274
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.44	$32.86	$25.34	$20.87	$21.37
Income from Investment Operations
Net investment income (loss)A	.02	(.05)	(.02)	(.18)B	(.06)C
Net realized and unrealized gain (loss)	.07	2.63	7.54	4.65	(.44)
Total from investment operations	.09	2.58	7.52	4.47	(.50)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$35.53	$35.44	$32.86	$25.34	$20.87
Total ReturnD,E	.25%	7.85%	29.68%	21.42%	(2.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%	1.78%	1.83%	1.97%	1.93%
Expenses net of fee waivers, if any	1.76%	1.78%	1.83%	1.97%	1.93%
Expenses net of all reductions	1.76%	1.78%	1.82%	1.97%	1.93%
Net investment income (loss)	.06%	(.14)%	(.07)%	(.76)%B	(.25)%C
Supplemental Data
Net assets, end of period (in millions)	$4	$7	$11	$13	$16
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.07	$32.52	$25.06	$20.64	$21.13
Income from Investment Operations
Net investment income (loss)A	.05	(.03)	(.01)	(.17)B	(.05)C
Net realized and unrealized gain (loss)	.07	2.60	7.47	4.59	(.44)
Total from investment operations	.12	2.57	7.46	4.42	(.49)
Distributions from net investment income	(.04)D	(.02)	–	–	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.07)	(.02)	–	–	–
Net asset value, end of period	$35.12	$35.07	$32.52	$25.06	$20.64
Total ReturnE,F	.33%	7.91%	29.77%	21.41%	(2.32)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%	1.72%	1.78%	1.95%	1.92%
Expenses net of fee waivers, if any	1.69%	1.72%	1.78%	1.95%	1.92%
Expenses net of all reductions	1.69%	1.72%	1.77%	1.95%	1.92%
Net investment income (loss)	.13%	(.08)%	(.02)%	(.75)%B	(.24)%C
Supplemental Data
Net assets, end of period (in millions)	$49	$53	$54	$43	$40
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.56	$40.28	$30.89	$25.37	$25.80
Income from Investment Operations
Net investment income (loss)A	.51	.40	.37	.09B	.22C
Net realized and unrealized gain (loss)	.07	3.21	9.20	5.62	(.54)
Total from investment operations	.58	3.61	9.57	5.71	(.32)
Distributions from net investment income	(.39)D	(.33)	(.18)	(.19)	(.10)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.33)	(.18)	(.19)	(.11)
Net asset value, end of period	$43.72	$43.56	$40.28	$30.89	$25.37
Total ReturnE	1.35%	9.05%	31.14%	22.69%	(1.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.69%	.73%	.89%	.88%
Expenses net of fee waivers, if any	.67%	.69%	.73%	.89%	.88%
Expenses net of all reductions	.66%	.69%	.72%	.89%	.88%
Net investment income (loss)	1.16%	.95%	1.03%	.31%B	.80%C
Supplemental Data
Net assets, end of period (in millions)	$716	$786	$681	$396	$284
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividends which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class K

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.57	$40.28	$30.89	$25.38	$25.82
Income from Investment Operations
Net investment income (loss)A	.58	.47	.43	.14B	.28C
Net realized and unrealized gain (loss)	.07	3.20	9.18	5.61	(.55)
Total from investment operations	.65	3.67	9.61	5.75	(.27)
Distributions from net investment income	(.45)D	(.38)	(.22)	(.24)	(.16)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.48)	(.38)	(.22)	(.24)	(.17)
Net asset value, end of period	$43.74	$43.57	$40.28	$30.89	$25.38
Total ReturnE	1.51%	9.21%	31.34%	22.93%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.53%	.58%	.71%	.68%
Expenses net of fee waivers, if any	.51%	.53%	.58%	.71%	.68%
Expenses net of all reductions	.51%	.53%	.57%	.71%	.68%
Net investment income (loss)	1.31%	1.11%	1.18%	.50%B	1.00%C
Supplemental Data
Net assets, end of period (in millions)	$72	$97	$119	$70	$47
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$38.46	$29.51	$24.26	$24.69
Income from Investment Operations
Net investment income (loss)A	.48	.37	.34	.08B	.22C
Net realized and unrealized gain (loss)	.08	3.06	8.79	5.37	(.53)
Total from investment operations	.56	3.43	9.13	5.45	(.31)
Distributions from net investment income	(.39)D	(.32)	(.18)	(.20)	(.11)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.32)	(.18)	(.20)	(.12)
Net asset value, end of period	$41.71	$41.57	$38.46	$29.51	$24.26
Total ReturnE	1.36%	9.01%	31.11%	22.67%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.71%	.76%	.90%	.86%
Expenses net of fee waivers, if any	.68%	.71%	.76%	.90%	.86%
Expenses net of all reductions	.68%	.71%	.75%	.90%	.86%
Net investment income (loss)	1.14%	.93%	1.00%	.31%B	.82%C
Supplemental Data
Net assets, end of period (in millions)	$65	$86	$74	$66	$52
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Class K and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$487,259
Gross unrealized depreciation	(37,739)
Net unrealized appreciation (depreciation) on securities	$449,520
Tax Cost	$863,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,594
Capital loss carryforward	$(133,637)
Net unrealized appreciation (depreciation) on securities and other investments	$449,520

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(133,637)

The Fund intends to elect to defer to its next fiscal year $734 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$13,019	$ 10,331

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $129,951 and $350,153, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$573	$5
Class T	.25%	.25%	1,574	12
Class B	.75%	.25%	56	42
Class C	.75%	.25%	522	24
			$2,725	$83

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21
Class T	8
Class B(a)	2
Class C(a)	2
$33

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$508.22
Class T	583.19
Class B	17.30
Class C	122.23
Fidelity Value Strategies Fund	1,437.21
Class K	37.05
Class I	173.22
	$2,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $791, including $3 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$5
Class T	8
Class B	–(a)
Class C	1
Fidelity Value Strategies Fund	17
Class I	1
$32

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$1,691	$1,567
Class T	1,553	1,415
Class C	56	32
Fidelity Value Strategies Fund	6,934	5,578
Class K	896	1,131
Class I	799	608
Total	$11,929	$10,331
From net realized gain
Class A	$174	$–
Class T	234	–
Class C	44	–
Fidelity Value Strategies Fund	520	–
Class K	58	–
Class I	60	–
Total	$1,090	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	391	546	$15,470	$20,399
Reinvestment of distributions	46	41	1,760	1,447
Shares redeemed	(904)	(1,342)	(35,567)	(50,201)
Net increase (decrease)	(467)	(755)	$(18,337)	$(28,355)
Class T
Shares sold	486	435	$19,926	$16,774
Reinvestment of distributions	41	35	1,646	1,293
Shares redeemed	(1,296)	(1,420)	(52,610)	(54,916)
Net increase (decrease)	(769)	(950)	$(31,038)	$(36,849)
Class B
Shares sold	–	1	$12	$30
Reinvestment of distributions	–	–	–	–
Shares redeemed	(95)	(140)	(3,438)	(4,799)
Net increase (decrease)	(95)	(139)	$(3,426)	$(4,769)
Class C
Shares sold	131	125	$4,724	$4,210
Reinvestment of distributions	3	1	95	29
Shares redeemed	(237)	(282)	(8,407)	(9,502)
Net increase (decrease)	(103)	(156)	$(3,588)	$(5,263)
Fidelity Value Strategies Fund
Shares sold	3,980	7,626	$174,437	$315,612
Reinvestment of distributions	106	127	4,551	4,998
Shares redeemed	(5,750)	(6,627)	(250,149)	(273,372)
Net increase (decrease)	(1,664)	1,126	$(71,161)	$47,238
Class K
Shares sold	390	669	$17,106	$27,831
Reinvestment of distributions	22	29	954	1,131
Shares redeemed	(1,001)	(1,437)	(44,142)	(60,236)
Net increase (decrease)	(589)	(739)	$(26,082)	$(31,274)
Class I
Shares sold	288	522	$12,081	$20,905
Reinvestment of distributions	18	14	748	523
Shares redeemed	(809)	(403)	(34,620)	(15,969)
Net increase (decrease)	(503)	133	$(21,791)	$5,459

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Strategies Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.91%
Actual		$1,000.00	$943.40	$4.43
Hypothetical-C		$1,000.00	$1,020.51	$4.61
Class T	1.12%
Actual		$1,000.00	$942.60	$5.45
Hypothetical-C		$1,000.00	$1,019.45	$5.67
Class B	1.73%
Actual		$1,000.00	$939.70	$8.41
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class C	1.67%
Actual		$1,000.00	$940.00	$8.12
Hypothetical-C		$1,000.00	$1,016.70	$8.44
Fidelity Value Strategies Fund	.65%
Actual		$1,000.00	$944.70	$3.17
Hypothetical-C		$1,000.00	$1,021.81	$3.29
Class K	.49%
Actual		$1,000.00	$945.50	$2.39
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Class I	.66%
Actual		$1,000.00	$944.70	$3.22
Hypothetical-C		$1,000.00	$1,021.76	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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SOI-K-ANN-0116
1.863336.107

Fidelity Advisor® Equity Value Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(0.60)%	13.53%	6.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$18,504	Fidelity Advisor® Equity Value Fund - Class I
$18,627	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, roughly in line with the -1.01% return of the benchmark Russell 3000® Value Index. Versus the benchmark, the fund benefited from strong security selection in information technology and favorable positioning in energy. In contrast, the fund was hurt by stock picking in financials and consumer discretionary. Our top individual contributor was Internet search provider Google. In October, Google changed its name to Alphabet, which became the parent company of Google and the firm's various other businesses. Also lifting results was health insurance provider Cigna, whose shares produced a strong gain. Another notable contributor was auto-parts retailer Autozone. The company continued to increase its operating margins and produce healthy free cash flow. Eventually, the stock exceeded my target price, and I sold the fund's stake. In contrast, various energy holdings struggled, especially BW Offshore, a supplier of equipment to offshore oil drillers. Another meaningful detractor was media company Viacom, which at period end continued to meet my valuation and quality criteria. During the period, however, the company faced a number of business challenges – all of them short term, in my view.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.0	4.1
Johnson & Johnson	3.8	3.1
General Electric Co.	3.4	2.5
Wells Fargo & Co.	3.3	3.4
Berkshire Hathaway, Inc. Class B	3.0	2.9
Oracle Corp.	2.7	1.7
Chevron Corp.	2.5	2.3
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.4	2.0
EMC Corp.	2.4	1.2
U.S. Bancorp	1.9	1.9
	29.4

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	28.9
Information Technology	16.4	15.6
Health Care	15.1	14.2
Consumer Discretionary	10.0	11.8
Energy	9.3	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

 * Foreign investments - 13.9%

As of May 31, 2015*
Stocks	94.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 18.0%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.5%
Hyundai Mobis	3,889	$836,485
Diversified Consumer Services - 0.1%
Steiner Leisure Ltd. (a)	2,600	163,488
Media - 7.8%
Cablevision Systems Corp. - NY Group Class A	30,000	915,000
CBS Corp. Class B	32,300	1,630,504
Corus Entertainment, Inc. Class B (non-vtg.) (b)	48,700	382,175
John Wiley & Sons, Inc. Class A	17,615	908,758
Starz Series A (a)	45,700	1,612,296
Time Warner Cable, Inc.	13,900	2,568,303
Twenty-First Century Fox, Inc. Class A	63,500	1,873,885
Viacom, Inc. Class B (non-vtg.)	48,700	2,424,773
		12,315,694
Multiline Retail - 0.5%
Macy's, Inc.	20,147	787,345
Specialty Retail - 1.1%
Bed Bath & Beyond, Inc. (a)	9,900	539,748
GNC Holdings, Inc.	37,900	1,129,799
		1,669,547

TOTAL CONSUMER DISCRETIONARY		15,772,559

CONSUMER STAPLES - 3.8%
Beverages - 0.6%
C&C Group PLC	232,281	900,679
Food & Staples Retailing - 2.0%
Rite Aid Corp. (a)	125,200	986,576
Wal-Mart Stores, Inc.	36,000	2,118,240
		3,104,816
Food Products - 1.2%
Seaboard Corp. (a)	300	990,000
The J.M. Smucker Co.	7,779	942,737
		1,932,737

TOTAL CONSUMER STAPLES		5,938,232

ENERGY - 9.3%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	38,500	2,081,695
BW Offshore Ltd.	1,534,900	522,787
National Oilwell Varco, Inc.	17,700	660,918
		3,265,400
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	42,897	3,917,354
Exxon Mobil Corp.	28,272	2,308,692
Marathon Petroleum Corp.	25,400	1,483,614
Niska Gas Storage Partners LLC	5,200	16,640
Phillips 66 Co.	15,700	1,437,021
Suncor Energy, Inc.	81,900	2,262,990
		11,426,311

TOTAL ENERGY		14,691,711

FINANCIALS - 25.3%
Banks - 10.7%
JPMorgan Chase & Co.	93,952	6,264,718
Regions Financial Corp.	110,500	1,120,470
SunTrust Banks, Inc.	29,500	1,280,890
U.S. Bancorp	68,666	3,013,751
Wells Fargo & Co.	93,732	5,164,633
		16,844,462
Capital Markets - 0.2%
GP Investments Ltd. Class A (depositary receipt) (a)	183,300	369,537
Consumer Finance - 2.8%
American Express Co.	9,200	659,088
Capital One Financial Corp.	28,818	2,262,501
Discover Financial Services	26,100	1,481,436
		4,403,025
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class B (a)	34,769	4,662,175
Insurance - 5.2%
ACE Ltd.	14,700	1,688,295
Allied World Assurance Co. Holdings AG	21,400	777,248
Allstate Corp.	22,900	1,437,204
FNF Group	28,480	1,021,008
FNFV Group (a)	37,692	421,773
Prudential PLC	34,419	797,892
The Travelers Companies, Inc.	17,987	2,060,771
		8,204,191
Real Estate Investment Trusts - 3.4%
American Capital Agency Corp.	88,601	1,590,388
Annaly Capital Management, Inc.	203,805	1,952,452
MFA Financial, Inc.	262,536	1,832,501
		5,375,341

TOTAL FINANCIALS		39,858,731

HEALTH CARE - 15.1%
Biotechnology - 1.9%
Amgen, Inc.	16,900	2,722,590
Dyax Corp. (a)	9,200	309,672
		3,032,262
Health Care Providers & Services - 4.0%
Aetna, Inc.	4,100	421,275
Anthem, Inc.	3,200	417,216
Cigna Corp.	14,700	1,984,206
Express Scripts Holding Co. (a)	22,199	1,897,571
Laboratory Corp. of America Holdings (a)	13,000	1,580,020
		6,300,288
Pharmaceuticals - 9.2%
Allergan PLC (a)	7,600	2,385,564
Johnson & Johnson	58,992	5,972,350
Sanofi SA sponsored ADR	52,300	2,312,706
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,132	3,847,037
		14,517,657

TOTAL HEALTH CARE		23,850,207

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.1%
BWX Technologies, Inc.	43,500	1,324,575
Precision Castparts Corp.	700	162,078
United Technologies Corp.	18,700	1,796,135
		3,282,788
Industrial Conglomerates - 3.4%
General Electric Co.	178,200	5,335,308
Machinery - 1.7%
Deere & Co.	33,810	2,690,262
Professional Services - 1.1%
Dun & Bradstreet Corp.	16,300	1,756,977

TOTAL INDUSTRIALS		13,065,335

INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 3.3%
Cisco Systems, Inc.	97,682	2,661,835
Harris Corp.	29,900	2,485,587
		5,147,422
Electronic Equipment & Components - 1.0%
Keysight Technologies, Inc. (a)	22,200	683,982
TE Connectivity Ltd.	13,898	932,417
		1,616,399
Internet Software & Services - 1.5%
Alphabet, Inc. Class A (a)	3,100	2,364,835
IT Services - 0.9%
The Western Union Co.	72,800	1,373,008
Semiconductors & Semiconductor Equipment - 0.1%
Altera Corp.	3,000	158,400
Software - 4.3%
Microsoft Corp.	47,800	2,597,930
Oracle Corp.	107,387	4,184,871
		6,782,801
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	14,200	1,679,860
EMC Corp.	147,500	3,737,650
Samsung Electronics Co. Ltd.	1,774	1,963,668
SanDisk Corp.	13,500	997,245
		8,378,423

TOTAL INFORMATION TECHNOLOGY		25,821,288

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	45,275	2,088,989
LyondellBasell Industries NV Class A	17,500	1,676,850
		3,765,839
Paper & Forest Products - 0.5%
Schweitzer-Mauduit International, Inc.	19,200	802,944

TOTAL MATERIALS		4,568,783

UTILITIES - 3.6%
Electric Utilities - 3.5%
American Electric Power Co., Inc.	21,300	1,193,013
Cleco Corp.	9,500	476,045
Edison International	12,593	747,520
Exelon Corp.	74,500	2,034,595
Xcel Energy, Inc.	30,100	1,073,366
		5,524,539
Independent Power and Renewable Electricity Producers - 0.1%
Vivint Solar, Inc. (a)(b)	22,326	180,617

TOTAL UTILITIES		5,705,156

TOTAL COMMON STOCKS
(Cost $143,727,545)		149,272,002

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 0.18% (c)	5,828,326	5,828,326
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	492,718	492,718
TOTAL MONEY MARKET FUNDS
(Cost $6,321,044)		6,321,044
TOTAL INVESTMENT PORTFOLIO - 98.7%
(Cost $150,048,589)		155,593,046
NET OTHER ASSETS (LIABILITIES) - 1.3%		2,110,293
NET ASSETS - 100%		$157,703,339

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,226
Fidelity Securities Lending Cash Central Fund	10,163
Total	$23,389

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$15,772,559	$15,772,559	$--	$--
Consumer Staples	5,938,232	5,938,232	--	--
Energy	14,691,711	14,691,711	--	--
Financials	39,858,731	39,060,839	797,892	--
Health Care	23,850,207	23,850,207	--	--
Industrials	13,065,335	13,065,335	--	--
Information Technology	25,821,288	25,821,288	--	--
Materials	4,568,783	4,568,783	--	--
Utilities	5,705,156	5,705,156	--	--
Money Market Funds	6,321,044	6,321,044	--	--
Total Investments in Securities:	$155,593,046	$154,795,154	$797,892	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.1%
Israel	2.4%
Switzerland	2.2%
Ireland	2.1%
Korea (South)	1.7%
Canada	1.7%
France	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $477,459) — See accompanying schedule: Unaffiliated issuers (cost $143,727,545)	$149,272,002
Fidelity Central Funds (cost $6,321,044)	6,321,044
Total Investments (cost $150,048,589)		$155,593,046
Foreign currency held at value (cost $17)		17
Receivable for investments sold		3,483,284
Receivable for fund shares sold		184,546
Dividends receivable		402,669
Distributions receivable from Fidelity Central Funds		1,688
Prepaid expenses		364
Other receivables		9
Total assets		159,665,623
Liabilities
Payable for investments purchased	$1,094,746
Payable for fund shares redeemed	159,173
Accrued management fee	82,803
Distribution and service plan fees payable	53,252
Other affiliated payables	33,697
Other payables and accrued expenses	45,895
Collateral on securities loaned, at value	492,718
Total liabilities		1,962,284
Net Assets		$157,703,339
Net Assets consist of:
Paid in capital		$150,741,271
Undistributed net investment income		1,900,740
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,793)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,544,121
Net Assets		$157,703,339
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($67,005,063 ÷ 4,277,848 shares)		$15.66
Maximum offering price per share (100/94.25 of $15.66)		$16.62
Class T:
Net Asset Value and redemption price per share ($34,643,301 ÷ 2,217,267 shares)		$15.62
Maximum offering price per share (100/96.50 of $15.62)		$16.19
Class B:
Net Asset Value and offering price per share ($1,776,241 ÷ 114,688 shares)(a)		$15.49
Class C:
Net Asset Value and offering price per share ($28,294,528 ÷ 1,852,841 shares)(a)		$15.27
Class I:
Net Asset Value, offering price and redemption price per share ($25,984,206 ÷ 1,630,985 shares)		$15.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$3,590,922
Special dividends		1,294,732
Interest		15
Income from Fidelity Central Funds		23,389
Total income		4,909,058
Expenses
Management fee
Basic fee	$778,511
Performance adjustment	100,788
Transfer agent fees	322,377
Distribution and service plan fees	613,119
Accounting and security lending fees	55,551
Custodian fees and expenses	12,314
Independent trustees' compensation	585
Registration fees	72,420
Audit	59,867
Legal	549
Miscellaneous	979
Total expenses before reductions	2,017,060
Expense reductions	(9,176)	2,007,884
Net investment income (loss)		2,901,174
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,857,704
Foreign currency transactions	2,222
Futures contracts	(132,655)
Total net realized gain (loss)		3,727,271
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,228,349)
Assets and liabilities in foreign currencies	(351)
Total change in net unrealized appreciation (depreciation)		(9,228,700)
Net gain (loss)		(5,501,429)
Net increase (decrease) in net assets resulting from operations		$(2,600,255)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,901,174	$904,007
Net realized gain (loss)	3,727,271	15,072,334
Change in net unrealized appreciation (depreciation)	(9,228,700)	(1,986,549)
Net increase (decrease) in net assets resulting from operations	(2,600,255)	13,989,792
Distributions to shareholders from net investment income	(1,112,123)	(521,742)
Share transactions - net increase (decrease)	52,856,883	9,971,359
Total increase (decrease) in net assets	49,144,505	23,439,409
Net Assets
Beginning of period	108,558,834	85,119,425
End of period (including undistributed net investment income of $1,900,740 and undistributed net investment income of $953,800, respectively)	$157,703,339	$108,558,834

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.00	$13.93	$10.60	$9.09	$8.85
Income from Investment Operations
Net investment income (loss)A	.35B	.17	.13	.12	.06
Net realized and unrealized gain (loss)	(.50)C	2.01	3.33	1.44	.27
Total from investment operations	(.15)	2.18	3.46	1.56	.33
Distributions from net investment income	(.19)	(.11)	(.13)	(.05)	(.09)
Net asset value, end of period	$15.66	$16.00	$13.93	$10.60	$9.09
Total ReturnD,E	(.91)%C	15.79%	33.09%	17.27%	3.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.23%	1.22%	1.30%	1.27%
Expenses net of fee waivers, if any	1.23%	1.23%	1.22%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.20%	1.25%	1.25%
Net investment income (loss)	2.23%B	1.15%	1.07%	1.20%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$67,005	$50,957	$39,538	$29,282	$27,910
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (.99)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.96	$13.90	$10.57	$9.06	$8.81
Income from Investment Operations
Net investment income (loss)A	.31B	.13	.10	.09	.03
Net realized and unrealized gain (loss)	(.50)C	2.01	3.34	1.44	.28
Total from investment operations	(.19)	2.14	3.44	1.53	.31
Distributions from net investment income	(.15)	(.08)	(.11)	(.02)	(.06)
Net asset value, end of period	$15.62	$15.96	$13.90	$10.57	$9.06
Total ReturnD,E	(1.19)%C	15.46%	32.82%	16.94%	3.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.50%	1.49%	1.48%	1.55%	1.53%
Expenses net of fee waivers, if any	1.50%	1.49%	1.48%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.46%	1.50%	1.50%
Net investment income (loss)	1.96%B	.88%	.81%	.95%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$34,643	$31,087	$27,241	$21,212	$21,319
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.27)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.81	$13.76	$10.45	$8.98	$8.73
Income from Investment Operations
Net investment income (loss)A	.23B	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(.49)C	1.99	3.31	1.43	.27
Total from investment operations	(.26)	2.05	3.35	1.47	.26
Distributions from net investment income	(.06)	–	(.04)	–	(.01)
Net asset value, end of period	$15.49	$15.81	$13.76	$10.45	$8.98
Total ReturnD,E	(1.65)%C	14.90%	32.13%	16.37%	2.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%	2.04%	1.99%	2.06%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.97%	2.00%	2.00%
Net investment income (loss)	1.46%B	.38%	.30%	.45%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,776	$2,738	$2,886	$2,981	$3,884
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.73)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.63	$13.63	$10.37	$8.91	$8.67
Income from Investment Operations
Net investment income (loss)A	.23B	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(.49)C	1.97	3.28	1.42	.27
Total from investment operations	(.26)	2.03	3.32	1.46	.26
Distributions from net investment income	(.10)	(.03)	(.06)	–	(.02)
Net asset value, end of period	$15.27	$15.63	$13.63	$10.37	$8.91
Total ReturnD,E	(1.68)%C	14.90%	32.16%	16.39%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.00%	1.97%	2.05%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	1.97%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.96%	2.00%	2.00%
Net investment income (loss)	1.46%B	.38%	.32%	.45%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$28,295	$18,614	$12,329	$8,785	$8,922
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.76)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.27	$14.16	$10.75	$9.22	$8.97
Income from Investment Operations
Net investment income (loss)A	.40B	.22	.17	.15	.08
Net realized and unrealized gain (loss)	(.50)C	2.04	3.39	1.45	.29
Total from investment operations	(.10)	2.26	3.56	1.60	.37
Distributions from net investment income	(.24)	(.15)	(.15)	(.07)	(.12)
Net asset value, end of period	$15.93	$16.27	$14.16	$10.75	$9.22
Total ReturnD	(.60)%C	16.16%	33.61%	17.49%	4.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.91%	.89%	.96%	1.01%
Expenses net of fee waivers, if any	.93%	.91%	.89%	.96%	1.00%
Expenses net of all reductions	.93%	.91%	.87%	.96%	1.00%
Net investment income (loss)	2.53%B	1.46%	1.40%	1.49%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$25,984	$5,162	$3,126	$2,123	$3,381
Portfolio turnover rateG	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (.68)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,603,727
Gross unrealized depreciation	(8,406,466)
Net unrealized appreciation (depreciation) on securities	$5,197,261
Tax Cost	$150,395,785

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,900,739
Undistributed long-term capital gain	$1,374,604
Net unrealized appreciation (depreciation) on securities and other investments	$5,196,925

The Fund intends to elect to defer to its next fiscal year $1,510,201 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$1,112,123	$ 521,742

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(132,655) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,194,087 and $65,358,664, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$154,435	$2,800
Class T	.25%	.25%	173,996	4
Class B	.75%	.25%	23,617	17,726
Class C	.75%	.25%	261,071	47,750
			$613,119	$68,280

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44,961
Class T	8,330
Class B(a)	406
Class C(a)	4,176
$57,873

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$138,529.22
Class T	83,959.24
Class B	7,234.31
Class C	61,424.24
Class I	31,231.18
	$322,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,208 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,163. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.50%	1,511
Class B	2.00%	1,810
Class C	2.00%	801
		$4,122

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $622 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,005
Class T	634
Class B	6
Class C	351
Class I	121
$2,117

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,315 for the period

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$615,978	$313,844
Class T	290,749	150,475
Class B	10,041	–
Class C	117,971	23,680
Class I	77,384	33,743
Total	$1,112,123	$521,742

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,015,005	970,744	$32,448,584	$14,424,123
Reinvestment of distributions	38,605	21,597	595,591	293,073
Shares redeemed	(960,120)	(645,902)	(15,261,622)	(9,642,824)
Net increase (decrease)	1,093,490	346,439	$17,782,553	$5,074,372
Class T
Shares sold	826,030	455,273	$13,376,322	$6,703,728
Reinvestment of distributions	18,532	10,805	286,169	146,522
Shares redeemed	(575,170)	(478,458)	(9,138,418)	(7,047,321)
Net increase (decrease)	269,392	(12,380)	$4,524,073	$(197,071)
Class B
Shares sold	35,557	32,366	$577,356	$476,104
Reinvestment of distributions	629	–	9,736	–
Shares redeemed	(94,699)	(68,915)	(1,497,315)	(1,011,558)
Net increase (decrease)	(58,513)	(36,549)	$(910,223)	$(535,454)
Class C
Shares sold	1,023,935	474,669	$15,818,813	$6,945,091
Reinvestment of distributions	7,049	1,582	107,103	21,115
Shares redeemed	(369,314)	(189,954)	(5,731,970)	(2,772,301)
Net increase (decrease)	661,670	286,297	$10,193,946	$4,193,905
Class I
Shares sold	1,650,138	213,556	$26,551,745	$3,228,875
Reinvestment of distributions	4,819	2,352	75,344	32,366
Shares redeemed	(341,188)	(119,400)	(5,360,555)	(1,825,634)
Net increase (decrease)	1,313,769	96,508	$21,266,534	$1,435,607

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Value Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.22%
Actual		$1,000.00	$958.40	$5.99
Hypothetical-C		$1,000.00	$1,018.95	$6.17
Class T	1.50%
Actual		$1,000.00	$956.50	$7.36
Hypothetical-C		$1,000.00	$1,017.55	$7.59
Class B	2.00%
Actual		$1,000.00	$955.00	$9.80
Hypothetical-C		$1,000.00	$1,015.04	$10.10
Class C	2.00%
Actual		$1,000.00	$954.40	$9.80
Hypothetical-C		$1,000.00	$1,015.04	$10.10
Class I	.91%
Actual		$1,000.00	$959.60	$4.47
Hypothetical-C		$1,000.00	$1,020.51	$4.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/14/15	12/11/15	$0.279	$0.140

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $1,943,993, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 79% and 65% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEVI-ANN-0116
1.767074.114

Fidelity Advisor® Equity Growth Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.71)%	12.97%	6.90%
Class T (incl. 3.50% sales charge)	1.42%	13.29%	6.95%
Class B (incl. contingent deferred sales charge)	(0.54)%	13.17%	6.96%
Class C (incl. contingent deferred sales charge)	3.55%	13.48%	6.73%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$19,483	Fidelity Advisor® Equity Growth Fund - Class A
$22,916	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes (excluding sales charges, if applicable) saw gains in the mid-single digits, lagging the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, picks in food, beverage & tobacco, part of the consumer staples sector, weighed most on the fund's performance, largely due to the fund’s overweighting in Keurig Green Mountain – by far the largest individual detractor the past year. Keurig shares suffered partly due to the firm’s disappointing December 2014 launch of its second-generation brewing machine and subsequent consecutive quarters of lower-than-expected earnings and revenue. In November, the stock hit a nearly three-year low when an influential analyst reduced its forecast for Keurig’s sales due to lowered prices on its coffee brewers, decreased K-Cup volumes and weak demand for its new Kold machine. On the plus side, positioning in information technology's software & services industry was a big plus. From this group, the fund’s position in Facebook – the largest holding – was its biggest individual contributor by a wide margin. Facebook outperformed, partly in anticipation of second-quarter earnings that reflected a strong rise in advertising revenue and growth in the number of subscribers accessing its services on mobile devices. The firm continued to make progress with video advertising and announced new features geared toward small and medium-sized businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	11.3	8.5
Alphabet, Inc. Class A	6.5	3.3
Gilead Sciences, Inc.	5.1	5.8
Apple, Inc.	2.9	6.9
Amazon.com, Inc.	2.7	0.5
Salesforce.com, Inc.	2.6	2.1
Starbucks Corp.	2.5	1.9
Home Depot, Inc.	2.4	1.8
Avago Technologies Ltd.	2.4	0.1
Danaher Corp.	2.3	1.8
	40.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.6	36.2
Consumer Discretionary	16.3	15.0
Health Care	15.7	18.5
Industrials	10.3	11.7
Financials	6.7	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	93.6%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 14.5%

As of May 31, 2015*
Stocks	96.5%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 14.1%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 0.7%
Tesla Motors, Inc. (a)	91,300	$21,023
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	166,600	11,051
Houghton Mifflin Harcourt Co. (a)	221,900	4,385
Nord Anglia Education, Inc. (a)	134,321	2,852
ServiceMaster Global Holdings, Inc. (a)	487,300	18,264
		36,552
Hotels, Restaurants & Leisure - 3.8%
Buffalo Wild Wings, Inc. (a)	52,400	8,397
Chipotle Mexican Grill, Inc. (a)	15,185	8,800
Domino's Pizza, Inc.	184,800	19,860
Jubilant Foodworks Ltd.	52,463	1,218
Starbucks Corp.	1,161,402	71,298
		109,573
Household Durables - 0.9%
Harman International Industries, Inc.	185,100	19,095
Toll Brothers, Inc. (a)	205,800	7,652
		26,747
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	117,800	78,313
Netflix, Inc. (a)	150,700	18,586
NutriSystem, Inc.	122,400	2,808
Travelport Worldwide Ltd.	143,600	1,911
		101,618
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	202,642	0
Specialty Retail - 4.2%
AutoZone, Inc. (a)	11,100	8,700
Five Below, Inc. (a)(c)	335,100	9,386
Home Depot, Inc.	518,244	69,383
L Brands, Inc.	87,200	8,320
Lowe's Companies, Inc.	152,700	11,697
MarineMax, Inc. (a)	209,400	3,801
Restoration Hardware Holdings, Inc. (a)	2,800	252
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	58,274	9,732
		121,271
Textiles, Apparel & Luxury Goods - 1.7%
Kate Spade & Co. (a)	1,104,724	22,139
NIKE, Inc. Class B	209,257	27,681
		49,820

TOTAL CONSUMER DISCRETIONARY		466,604

CONSUMER STAPLES - 3.2%
Beverages - 0.5%
Kweichow Moutai Co. Ltd.	64,130	2,148
The Coca-Cola Co.	317,626	13,537
		15,685
Food & Staples Retailing - 0.7%
CVS Health Corp.	135,900	12,787
Whole Foods Market, Inc.	248,083	7,232
		20,019
Food Products - 0.4%
Keurig Green Mountain, Inc.	240,691	12,612
Household Products - 0.3%
Procter & Gamble Co.	104,691	7,835
Personal Products - 1.3%
Avon Products, Inc.	287,500	992
Estee Lauder Companies, Inc. Class A	101,200	8,513
Herbalife Ltd. (a)	466,166	26,912
		36,417

TOTAL CONSUMER STAPLES		92,568

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd.	264,848	7,244
FINANCIALS - 6.7%
Banks - 0.9%
First Republic Bank	302,800	20,851
HDFC Bank Ltd. (a)	68,446	1,319
M&T Bank Corp.	25,400	3,183
		25,353
Capital Markets - 2.8%
BlackRock, Inc. Class A	42,000	15,276
E*TRADE Financial Corp. (a)	850,445	25,879
HFF, Inc.	199,700	6,864
Invesco Ltd.	282,523	9,518
JMP Group, Inc.	141,100	872
PJT Partners, Inc. (a)	21,880	513
The Blackstone Group LP	451,933	14,114
Virtus Investment Partners, Inc.	51,400	7,003
		80,039
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	55,800	7,482
McGraw Hill Financial, Inc.	246,875	23,816
MSCI, Inc. Class A	114,600	8,036
		39,334
Real Estate Investment Trusts - 0.6%
American Tower Corp.	174,400	17,332
Real Estate Management & Development - 0.8%
Realogy Holdings Corp. (a)	594,918	24,576
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	229,300	5,668

TOTAL FINANCIALS		192,302

HEALTH CARE - 15.7%
Biotechnology - 9.9%
Amgen, Inc.	178,100	28,692
BioMarin Pharmaceutical, Inc. (a)	161,679	15,419
Celgene Corp. (a)	161,600	17,687
Cytokinetics, Inc. warrants 6/25/17 (a)	856,620	974
Gilead Sciences, Inc.	1,388,047	147,077
Insmed, Inc. (a)	744,220	12,138
Medivation, Inc. (a)	794,600	33,596
Vertex Pharmaceuticals, Inc. (a)	231,700	29,973
		285,556
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	138,800	10,457
Novadaq Technologies, Inc. (a)	575,300	7,007
		17,464
Health Care Providers & Services - 0.3%
Express Scripts Holding Co. (a)	111,500	9,531
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	3,065,000	43,137
Teva Pharmaceutical Industries Ltd. sponsored ADR	533,300	33,561
Valeant Pharmaceuticals International, Inc. (Canada) (a)	701,100	63,183
		139,881

TOTAL HEALTH CARE		452,432

INDUSTRIALS - 10.3%
Aerospace & Defense - 1.3%
Textron, Inc.	340,200	14,516
TransDigm Group, Inc. (a)	102,177	23,974
		38,490
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	178,600	18,398
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR	262,060	20,152
Building Products - 0.8%
A.O. Smith Corp.	138,138	11,018
Caesarstone Sdot-Yam Ltd.	258,500	10,567
		21,585
Electrical Equipment - 0.8%
Acuity Brands, Inc.	52,200	12,052
AMETEK, Inc.	199,955	11,289
		23,341
Industrial Conglomerates - 3.1%
Danaher Corp.	674,214	64,987
Roper Industries, Inc.	126,169	24,412
		89,399
Professional Services - 1.6%
CEB, Inc.	42,300	3,269
Equifax, Inc.	48,900	5,452
Resources Connection, Inc.	311,700	5,689
Robert Half International, Inc.	287,800	14,730
WageWorks, Inc. (a)	392,900	16,714
		45,854
Road & Rail - 0.0%
Swift Transporation Co. (a)	43,100	688
Trading Companies & Distributors - 1.3%
HD Supply Holdings, Inc. (a)	1,084,400	34,300
Summit Ascent Holdings Ltd. (a)	5,330,000	2,530
		36,830

TOTAL INDUSTRIALS		294,737

INFORMATION TECHNOLOGY - 40.8%
Communications Equipment - 0.1%
QUALCOMM, Inc.	74,400	3,630
Electronic Equipment & Components - 0.2%
CDW Corp.	100,000	4,317
TE Connectivity Ltd.	19,423	1,303
		5,620
Internet Software & Services - 21.5%
58.com, Inc. ADR (a)	99,200	5,973
Alibaba Group Holding Ltd. sponsored ADR (a)	335,700	28,226
Alphabet, Inc.:
Class A (a)	244,150	186,250
Class C	42,136	31,290
Cvent, Inc. (a)	324,878	11,738
Demandware, Inc. (a)(c)	155,704	7,964
Facebook, Inc. Class A (a)	3,112,400	324,433
Just Dial Ltd.	139,013	1,965
JUST EAT Ltd. (a)	825,555	5,478
Shopify, Inc. Class A (c)	3,600	95
Textura Corp. (a)	409,489	9,889
Zillow Group, Inc. (a)(c)	69,800	1,817
Zillow Group, Inc. Class C (a)(c)	139,600	3,441
		618,559
IT Services - 3.3%
Cognizant Technology Solutions Corp. Class A (a)	445,300	28,757
Global Payments, Inc.	75,200	5,328
MasterCard, Inc. Class A	81,000	7,932
Visa, Inc. Class A	672,532	53,137
		95,154
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	518,300	67,612
Maxim Integrated Products, Inc.	168,728	6,542
Monolithic Power Systems, Inc.	162,432	11,099
		85,253
Software - 9.8%
Activision Blizzard, Inc.	246,600	9,287
Adobe Systems, Inc. (a)	432,300	39,538
Computer Modelling Group Ltd.	627,900	4,885
CyberArk Software Ltd. (a)(c)	214,800	9,299
Electronic Arts, Inc. (a)	767,645	52,039
Fleetmatics Group PLC (a)	308,600	18,423
HubSpot, Inc. (a)	176,800	9,584
Intuit, Inc.	56,500	5,661
Mobileye NV (a)(c)	416,200	18,146
Red Hat, Inc. (a)	280,800	22,860
Salesforce.com, Inc. (a)	928,292	73,976
ServiceNow, Inc. (a)	215,100	18,716
		282,414
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	693,427	82,032

TOTAL INFORMATION TECHNOLOGY		1,172,662

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	134,100	6,187
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	53,500	5,626
TOTAL COMMON STOCKS
(Cost $2,142,764)		2,690,362

Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	875,350	3,782
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	485,012	19,226
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	105,425	2,116

TOTAL INFORMATION TECHNOLOGY		21,342

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $13,680)		25,124

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 0.18% (d)	159,225,900	159,226
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	28,009,728	28,010
TOTAL MONEY MARKET FUNDS
(Cost $187,236)		187,236
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $2,343,680)		2,902,722
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(27,550)
NET ASSETS - 100%		$2,875,172

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,123,000 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$2,112
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,044
NJOY, Inc.	9/11/13	$1,637
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,524

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$222
Fidelity Securities Lending Cash Central Fund	515
Total	$737

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$470,386	$466,604	$--	$3,782
Consumer Staples	92,568	92,568	--	--
Energy	7,244	7,244	--	--
Financials	192,302	190,983	1,319	--
Health Care	452,432	408,321	44,111	--
Industrials	294,737	294,737	--	--
Information Technology	1,194,004	1,172,662	--	21,342
Materials	6,187	6,187	--	--
Telecommunication Services	5,626	5,626	--	--
Money Market Funds	187,236	187,236	--	--
Total Investments in Securities:	$2,902,722	$2,832,168	$45,430	$25,124

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
Canada	2.6%
Singapore	2.4%
Cayman Islands	2.3%
Israel	1.9%
Ireland	1.7%
Japan	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $27,374) — See accompanying schedule: Unaffiliated issuers (cost $2,156,444)	$2,715,486
Fidelity Central Funds (cost $187,236)	187,236
Total Investments (cost $2,343,680)		$2,902,722
Receivable for investments sold		3,674
Receivable for fund shares sold		2,258
Dividends receivable		1,468
Distributions receivable from Fidelity Central Funds		73
Prepaid expenses		7
Other receivables		153
Total assets		2,910,355
Liabilities
Payable for fund shares redeemed	$4,250
Accrued management fee	1,312
Distribution and service plan fees payable	888
Other affiliated payables	525
Other payables and accrued expenses	198
Collateral on securities loaned, at value	28,010
Total liabilities		35,183
Net Assets		$2,875,172
Net Assets consist of:
Paid in capital		$2,258,565
Accumulated net investment loss		(9,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		559,033
Net Assets		$2,875,172
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($887,025 ÷ 8,979.10 shares)		$98.79
Maximum offering price per share (100/94.25 of $98.79)		$104.82
Class T:
Net Asset Value and redemption price per share ($1,305,911 ÷ 13,369.18 shares)		$97.68
Maximum offering price per share (100/96.50 of $97.68)		$101.22
Class B:
Net Asset Value and offering price per share ($10,751 ÷ 124.43 shares)(a)		$86.40
Class C:
Net Asset Value and offering price per share ($183,004 ÷ 2,079.42 shares)(a)		$88.01
Class I:
Net Asset Value, offering price and redemption price per share ($462,843 ÷ 4,364.12 shares)		$106.06
Class Z:
Net Asset Value, offering price and redemption price per share ($25,638 ÷ 240.98 shares)		$106.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$25,162
Income from Fidelity Central Funds		737
Total income		25,899
Expenses
Management fee	$15,573
Transfer agent fees	5,535
Distribution and service plan fees	10,779
Accounting and security lending fees	844
Custodian fees and expenses	54
Independent trustees' compensation	13
Registration fees	133
Audit	76
Legal	20
Miscellaneous	20
Total expenses before reductions	33,047
Expense reductions	(173)	32,874
Net investment income (loss)		(6,975)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	205,402
Foreign currency transactions	(81)
Total net realized gain (loss)		205,321
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,555)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(53,557)
Net gain (loss)		151,764
Net increase (decrease) in net assets resulting from operations		$144,789

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,975)	$(4,201)
Net realized gain (loss)	205,321	701,406
Change in net unrealized appreciation (depreciation)	(53,557)	(219,078)
Net increase (decrease) in net assets resulting from operations	144,789	478,127
Share transactions - net increase (decrease)	(115,712)	(1,134,005)
Total increase (decrease) in net assets	29,077	(655,878)
Net Assets
Beginning of period	2,846,095	3,501,973
End of period (including accumulated net investment loss of $9,672 and accumulated net investment loss of $7,916, respectively)	$2,875,172	$2,846,095

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$93.78	$80.87	$61.77	$54.56	$50.75
Income from Investment Operations
Net investment income (loss)A	(.13)	(.07)	(.05)	.02	(.04)
Net realized and unrealized gain (loss)	5.14	12.98	19.15	7.30	3.90
Total from investment operations	5.01	12.91	19.10	7.32	3.86
Distributions from net realized gain	–	–	–	(.11)	(.05)
Net asset value, end of period	$98.79	$93.78	$80.87	$61.77	$54.56
Total ReturnB,C	5.34%	15.96%	30.92%	13.45%	7.61%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of fee waivers, if any	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of all reductions	1.04%	1.07%	1.10%	1.14%	1.14%
Net investment income (loss)	(.13)%	(.08)%	(.07)%	.04%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$887	$853	$772	$632	$609
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$92.94	$80.31	$61.45	$54.26	$50.51
Income from Investment Operations
Net investment income (loss)A	(.34)	(.25)	(.17)	(.08)	(.14)
Net realized and unrealized gain (loss)	5.08	12.88	19.03	7.27	3.89
Total from investment operations	4.74	12.63	18.86	7.19	3.75
Net asset value, end of period	$97.68	$92.94	$80.31	$61.45	$54.26
Total ReturnB,C	5.10%	15.73%	30.69%	13.25%	7.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of fee waivers, if any	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.31%	1.31%
Net investment income (loss)	(.36)%	(.29)%	(.25)%	(.13)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$1,306	$1,368	$1,283	$1,108	$1,139
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$82.71	$71.91	$55.36	$49.17	$46.04
Income from Investment Operations
Net investment income (loss)A	(.82)	(.70)	(.52)	(.39)	(.42)
Net realized and unrealized gain (loss)	4.51	11.50	17.07	6.58	3.55
Total from investment operations	3.69	10.80	16.55	6.19	3.13
Net asset value, end of period	$86.40	$82.71	$71.91	$55.36	$49.17
Total ReturnB,C	4.46%	15.02%	29.90%	12.59%	6.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.90%	1.90%
Net investment income (loss)	(.98)%	(.91)%	(.85)%	(.72)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$11	$18	$23	$26	$35
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$84.18	$73.13	$56.27	$49.96	$46.77
Income from Investment Operations
Net investment income (loss)A	(.77)	(.66)	(.50)	(.37)	(.41)
Net realized and unrealized gain (loss)	4.60	11.71	17.36	6.68	3.60
Total from investment operations	3.83	11.05	16.86	6.31	3.19
Net asset value, end of period	$88.01	$84.18	$73.13	$56.27	$49.96
Total ReturnB,C	4.55%	15.11%	29.96%	12.63%	6.82%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of fee waivers, if any	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of all reductions	1.80%	1.81%	1.83%	1.86%	1.87%
Net investment income (loss)	(.89)%	(.83)%	(.79)%	(.68)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$183	$175	$157	$133	$136
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$100.40	$86.32	$65.92	$58.24	$54.14
Income from Investment Operations
Net investment income (loss)A	.15	.20	.20	.25	.16
Net realized and unrealized gain (loss)	5.51	13.88	20.40	7.75	4.16
Total from investment operations	5.66	14.08	20.60	8.00	4.32
Distributions from net investment income	–	–	(.20)	–	–
Distributions from net realized gain	–	–	–	(.32)	(.22)
Total distributions	–	–	(.20)	(.32)	(.22)
Net asset value, end of period	$106.06	$100.40	$86.32	$65.92	$58.24
Total ReturnB	5.64%	16.31%	31.36%	13.83%	7.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.77%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.80%
Expenses net of all reductions	.77%	.77%	.77%	.79%	.79%
Net investment income (loss)	.14%	.21%	.27%	.39%	.27%
Supplemental Data
Net assets, end of period (in millions)	$463	$432	$1,266	$1,063	$897
Portfolio turnover rateE	63%	49%F	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$100.59	$86.36	$78.49
Income from Investment Operations
Net investment income (loss)B	.29	.33	.09
Net realized and unrealized gain (loss)	5.51	13.90	7.78
Total from investment operations	5.80	14.23	7.87
Net asset value, end of period	$106.39	$100.59	$86.36
Total ReturnC,D	5.77%	16.48%	10.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.64%G
Expenses net of fee waivers, if any	.64%	.64%	.64%G
Expenses net of all reductions	.63%	.64%	.63%G
Net investment income (loss)	.28%	.35%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$25,638	$122	$110
Portfolio turnover rateH	63%	49%I	81%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$676,173
Gross unrealized depreciation	(119,104)
Net unrealized appreciation (depreciation) on securities	$557,069
Tax Cost	$2,345,653

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$69,219
Net unrealized appreciation (depreciation) on securities and other investments	$557,059

The Fund intends to elect to defer to its next fiscal year $9,526 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,698,266 and $1,920,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,163	$30
Class T	.25%	.25%	6,697	14
Class B	.75%	.25%	140	106
Class C	.75%	.25%	1,779	118
			$10,779	$268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$103
Class T	39
Class B(a)	3
Class C(a)	11
$156

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,822.21
Class T	2,478.19
Class B	42.30
Class C	390.22
Class I	795.19
Class Z	8.05
	$5,535

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $21 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,416. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $515, including $35 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $89 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	30
Class B	–(a)
Class C	4
Class I	21
$73

 (a) In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,688	1,501	$162,907	$132,626
Shares redeemed	(1,807)	(1,946)	(173,253)	(170,229)
Net increase (decrease)	(119)	(445)	$(10,346)	$(37,603)
Class T
Shares sold	1,492	1,656	$141,497	$144,112
Shares redeemed	(2,839)	(2,920)	(269,251)	(253,312)
Net increase (decrease)	(1,347)	(1,264)	$(127,754)	$(109,200)
Class B
Shares sold	2	3	$164	$258
Shares redeemed	(95)	(107)	(7,987)	(8,283)
Net increase (decrease)	(93)	(104)	$(7,823)	$(8,025)
Class C
Shares sold	365	262	$31,362	$20,995
Shares redeemed	(360)	(341)	(30,838)	(26,719)
Net increase (decrease)	5	(79)	$524	$(5,724)
Class I
Shares sold	1,565	2,450	$159,813	$230,126
Shares redeemed	(1,508)	(12,811)(a)	(155,242)	(1,203,573)(a)
Net increase (decrease)	57	(10,361)	$4,571	$(973,447)
Class Z
Shares sold	259	–	$27,086	$–
Shares redeemed	(19)	–(b)	(1,970)	(6)
Net increase (decrease)	240	–(b)	$25,116	$(6)

 (a) Amount includes in-kind redemptions.

 (b) In the amount of less than five hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Growth Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,012.80	$5.25
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$1,011.60	$6.40
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.88%
Actual		$1,000.00	$1,008.50	$9.47
Hypothetical-C		$1,000.00	$1,015.64	$9.50
Class C	1.80%
Actual		$1,000.00	$1,008.90	$9.06
Hypothetical-C		$1,000.00	$1,016.04	$9.10
Class I	.77%
Actual		$1,000.00	$1,014.20	$3.89
Hypothetical-C		$1,000.00	$1,021.21	$3.90
Class Z	.64%
Actual		$1,000.00	$1,014.90	$3.23
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092
Class T	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092
Class B	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092
Class C	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $69,219,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Growth Fund

2014 Total Return % vs. Morningstar Custom Large/Mid Growth and Russell 3000 Growth:

14.4
13.4
12.4
11.4
10.4
9.4
8.4
7.4
6.4
5.4
12.4
11.2
10.0
11.8
6.8
1 Year
90
85
80
75
70
65
60
55
50
73.9
73.5
67.8
75.6
62.0
3 Year
138
128
118
108
98
88
78
68
115.7
109.0
104.1
106.3
84.8
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten	1 Year	3 Year	5 Year
Class A	66%	59%	86%
Class B	56%	43%	71%
Class C	57%	44%	72%
Class I	69%	66%	90%
Class T	63%	55%	83%
Class Z	71%	-	-

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPG-ANN-0116
1.539469.118

Fidelity Advisor® Growth & Income Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(0.70)%	13.73%	6.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,142	Fidelity Advisor® Growth & Income Fund - Class I
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, meaningfully lagging the benchmark S&P 500®. Some unusual market challenges held back the fund. Most notably, investors seemingly favored stocks that offered secure near-term earnings, regardless of valuation. Versus the benchmark, stock picks in consumer discretionary disappointed, especially not owning online retailer and benchmark component Amazon.com. I declined to own Amazon because its stock traded at an extreme valuation and did not fit my investment approach. Security selection in energy also hampered results. Our foreign investments hurt as well, given a stronger dollar. In contrast, the fund benefited from picks among diversified financials stocks. Other individual detractors besides Amazon included social-networking company Facebook – an index member the fund did not hold – and QUALCOMM, a maker of communications equipment. On the positive side, the fund's top relative contributor was financial services giant JPMorgan Chase, which produced solid financial results, benefiting from its dominant competitive position. A stake in industrial conglomerate General Electric also added value, due to the company’s decision to exit most of its financial services businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.4
General Electric Co.	3.6	3.4
Apple, Inc.	3.4	3.7
Microsoft Corp.	3.2	3.0
Bank of America Corp.	2.9	2.5
Citigroup, Inc.	2.6	2.6
Chevron Corp.	2.2	2.0
Procter & Gamble Co.	2.1	1.8
Johnson & Johnson	2.0	1.7
Target Corp.	1.9	2.2
	28.1

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	22.3
Information Technology	21.3	21.4
Industrials	12.8	12.8
Health Care	11.7	10.5
Energy	9.7	8.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	98.1%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 11.7%

As of May 31, 2015*
Stocks	98.5%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.9%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.1%
Harley-Davidson, Inc.	9,300	$455
Diversified Consumer Services - 0.3%
H&R Block, Inc.	25,397	932
ServiceMaster Global Holdings, Inc. (a)	19,500	731
		1,663
Hotels, Restaurants & Leisure - 0.9%
Dunkin' Brands Group, Inc.	9,600	407
Las Vegas Sands Corp.	30,100	1,326
Yum! Brands, Inc.	40,961	2,970
		4,703
Household Durables - 0.2%
Tupperware Brands Corp.	21,500	1,221
Leisure Products - 0.2%
Mattel, Inc. (b)	39,100	972
Media - 4.4%
Comcast Corp. Class A (special) (non-vtg.)	157,229	9,597
Scripps Networks Interactive, Inc. Class A	49,872	2,833
Sinclair Broadcast Group, Inc. Class A	60,127	2,110
Time Warner, Inc.	90,418	6,327
Viacom, Inc. Class B (non-vtg.)	67,800	3,376
		24,243
Multiline Retail - 1.9%
Dillard's, Inc. Class A	2,000	150
Target Corp.	137,999	10,005
		10,155
Specialty Retail - 1.1%
Lowe's Companies, Inc.	76,057	5,826

TOTAL CONSUMER DISCRETIONARY		49,238

CONSUMER STAPLES - 7.8%
Beverages - 2.7%
Diageo PLC	101,447	2,910
PepsiCo, Inc.	30,043	3,009
The Coca-Cola Co.	212,084	9,039
		14,958
Food & Staples Retailing - 1.0%
CVS Health Corp.	33,651	3,166
Wal-Mart Stores, Inc.	6,200	365
Walgreens Boots Alliance, Inc.	22,182	1,864
		5,395
Food Products - 0.1%
Mead Johnson Nutrition Co. Class A	9,100	733
Household Products - 2.1%
Procter & Gamble Co.	149,435	11,184
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	3,600	303
Tobacco - 1.8%
British American Tobacco PLC sponsored ADR	30,776	3,562
Imperial Tobacco Group PLC	16,815	909
Philip Morris International, Inc.	63,338	5,535
		10,006

TOTAL CONSUMER STAPLES		42,579

ENERGY - 9.6%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	7,500	406
Ensco PLC Class A	105,241	1,802
Helmerich & Payne, Inc.	9,300	542
National Oilwell Varco, Inc.	29,400	1,098
Oceaneering International, Inc.	50,900	2,226
Schlumberger Ltd.	26,334	2,032
		8,106
Oil, Gas & Consumable Fuels - 8.1%
Apache Corp.	89,441	4,399
Cenovus Energy, Inc.	53,300	789
Chevron Corp.	128,863	11,768
ConocoPhillips Co.	58,800	3,178
EQT Midstream Partners LP	13,600	920
Foresight Energy LP	19,500	84
Golar LNG Ltd.	43,000	1,176
Imperial Oil Ltd.	118,100	3,836
Kinder Morgan, Inc.	92,800	2,187
Legacy Reserves LP	89,800	280
Markwest Energy Partners LP	41,505	1,992
PrairieSky Royalty Ltd. (b)	42,100	809
PrairieSky Royalty Ltd. rights(a)(c)	20,340	384
Suncor Energy, Inc.	283,390	7,830
The Williams Companies, Inc.	69,231	2,531
Williams Partners LP	69,920	1,917
		44,080

TOTAL ENERGY		52,186

FINANCIALS - 22.3%
Banks - 15.2%
Bank of America Corp.	901,442	15,712
Citigroup, Inc.	266,022	14,389
Comerica, Inc.	47,200	2,188
Commerce Bancshares, Inc.	17,325	796
Fifth Third Bancorp	67,300	1,391
JPMorgan Chase & Co.	342,043	22,810
Lloyds Banking Group PLC	240,500	264
M&T Bank Corp.	18,600	2,331
PNC Financial Services Group, Inc.	32,616	3,115
Regions Financial Corp.	274,500	2,783
Standard Chartered PLC:
rights 12/10/15 (a)	37,296	51
(United Kingdom)	130,536	1,095
SunTrust Banks, Inc.	134,435	5,837
U.S. Bancorp	149,330	6,554
UMB Financial Corp.	9,200	485
Wells Fargo & Co.	52,850	2,912
		82,713
Capital Markets - 5.4%
Ashmore Group PLC	36,000	137
Charles Schwab Corp.	118,513	3,995
Franklin Resources, Inc.	16,300	683
Invesco Ltd.	35,700	1,203
KKR & Co. LP	173,113	2,927
Morgan Stanley	128,630	4,412
Northern Trust Corp.	61,240	4,589
Oaktree Capital Group LLC Class A	20,100	981
PJT Partners, Inc. (a)	77	2
State Street Corp.	120,570	8,751
T. Rowe Price Group, Inc.	800	61
The Blackstone Group LP	41,100	1,284
TPG Specialty Lending, Inc.	6,553	113
		29,138
Insurance - 1.2%
ACE Ltd.	3,700	425
Marsh & McLennan Companies, Inc.	21,966	1,215
MetLife, Inc.	61,605	3,147
Principal Financial Group, Inc.	34,300	1,765
		6,552
Real Estate Investment Trusts - 0.3%
American Tower Corp.	7,500	745
Crown Castle International Corp.	4,600	395
First Potomac Realty Trust	9,872	115
Sabra Health Care REIT, Inc.	17,100	354
		1,609
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	83,790	1,194

TOTAL FINANCIALS		121,206

HEALTH CARE - 10.9%
Biotechnology - 1.8%
AbbVie, Inc.	39,200	2,279
Amgen, Inc.	23,692	3,817
Biogen, Inc. (a)	10,500	3,012
Intercept Pharmaceuticals, Inc. (a)	3,600	635
		9,743
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	54,526	2,449
Ansell Ltd.	20,366	321
Medtronic PLC	64,342	4,848
St. Jude Medical, Inc.	11,700	738
Zimmer Biomet Holdings, Inc.	24,090	2,433
		10,789
Health Care Providers & Services - 1.4%
Cardinal Health, Inc.	9,400	816
Express Scripts Holding Co. (a)	9,900	846
McKesson Corp.	24,833	4,702
Patterson Companies, Inc.	27,300	1,244
		7,608
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	33,600	1,405
Pharmaceuticals - 5.5%
Astellas Pharma, Inc.	44,700	629
Bristol-Myers Squibb Co.	13,700	918
GlaxoSmithKline PLC sponsored ADR	188,209	7,624
Johnson & Johnson	108,201	10,954
Novartis AG sponsored ADR	1,201	102
Shire PLC sponsored ADR	8,400	1,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	121,074	7,619
Theravance, Inc. (b)	29,900	277
		29,873

TOTAL HEALTH CARE		59,418

INDUSTRIALS - 12.8%
Aerospace & Defense - 2.2%
Meggitt PLC	47,906	279
Rolls-Royce Group PLC	71,700	654
The Boeing Co.	51,094	7,432
United Technologies Corp.	35,531	3,413
		11,778
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	5,100	344
PostNL NV (a)	351,100	1,173
United Parcel Service, Inc. Class B	76,179	7,847
		9,364
Airlines - 0.2%
Copa Holdings SA Class A	21,000	1,085
Building Products - 0.2%
Lennox International, Inc.	7,500	1,019
Commercial Services & Supplies - 0.5%
ADT Corp. (b)	74,383	2,638
Electrical Equipment - 1.0%
Eaton Corp. PLC	21,400	1,245
Emerson Electric Co.	49,200	2,460
Hubbell, Inc. Class B	18,412	1,828
		5,533
Industrial Conglomerates - 3.6%
General Electric Co.	653,093	19,554
Machinery - 0.7%
Cummins, Inc.	4,000	401
Deere & Co.	16,600	1,321
Donaldson Co., Inc.	23,500	738
IMI PLC	22,600	325
Pentair PLC	7,900	448
Xylem, Inc.	19,200	717
		3,950
Professional Services - 0.1%
Nielsen Holdings PLC	8,500	397
Road & Rail - 2.2%
CSX Corp.	154,033	4,379
J.B. Hunt Transport Services, Inc.	42,820	3,350
Kansas City Southern	17,605	1,601
Norfolk Southern Corp.	19,608	1,864
Union Pacific Corp.	7,600	638
		11,832
Trading Companies & Distributors - 0.4%
W.W. Grainger, Inc.	1,500	301
Watsco, Inc.	16,464	2,093
		2,394

TOTAL INDUSTRIALS		69,544

INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 3.1%
Cisco Systems, Inc.	282,171	7,689
QUALCOMM, Inc.	187,013	9,124
		16,813
Internet Software & Services - 3.3%
Alphabet, Inc.:
Class A (a)	11,858	9,046
Class C	10,153	7,540
Yahoo!, Inc. (a)	37,592	1,271
		17,857
IT Services - 5.5%
First Data Corp.	126,726	1,916
First Data Corp. Class A (a)	18,800	316
IBM Corp.	39,400	5,493
MasterCard, Inc. Class A	59,390	5,815
Paychex, Inc.	129,809	7,042
The Western Union Co.	37,461	707
Unisys Corp. (a)	77,900	1,002
Visa, Inc. Class A	100,340	7,928
		30,219
Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc.	5,400	333
Broadcom Corp. Class A	20,236	1,105
Marvell Technology Group Ltd.	71,400	633
Maxim Integrated Products, Inc.	41,100	1,593
		3,664
Software - 3.9%
Microsoft Corp.	323,573	17,586
Oracle Corp.	97,284	3,791
		21,377
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	156,078	18,464
EMC Corp.	211,900	5,370
HP, Inc.	53,800	675
Western Digital Corp.	13,800	861
		25,370

TOTAL INFORMATION TECHNOLOGY		115,300

MATERIALS - 3.1%
Chemicals - 2.7%
CF Industries Holdings, Inc.	20,800	960
E.I. du Pont de Nemours & Co.	26,331	1,773
LyondellBasell Industries NV Class A	13,400	1,284
Monsanto Co.	62,601	5,957
Potash Corp. of Saskatchewan, Inc.	86,100	1,743
Syngenta AG (Switzerland)	7,447	2,743
Tronox Ltd. Class A	17,751	103
		14,563
Containers & Packaging - 0.3%
Packaging Corp. of America	7,400	503
WestRock Co.	19,000	962
		1,465
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	61,100	500
Paper & Forest Products - 0.0%
International Paper Co.	4,200	176

TOTAL MATERIALS		16,704

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	110,709	5,032
UTILITIES - 0.4%
Electric Utilities - 0.4%
Exelon Corp.	67,700	1,849
PPL Corp.	8,400	286
		2,135
TOTAL COMMON STOCKS
(Cost $439,298)		533,342

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(d)	5,350	3
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00% (a)	14,154	4,175

TOTAL CONVERTIBLE PREFERRED STOCKS		4,178

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	2,679,030	4
TOTAL PREFERRED STOCKS
(Cost $4,022)		4,182
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	270	245
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 9.5% 4/15/19 (e)	697	722
Peabody Energy Corp. 4.75% 12/15/41	590	34
		756
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	790	684
TOTAL CONVERTIBLE BONDS
(Cost $2,089)		1,685
	Shares	Value (000s)

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.18% (f)	3,067,306	3,067
Fidelity Securities Lending Cash Central Fund, 0.22% (f)(g)	4,001,689	4,002
TOTAL MONEY MARKET FUNDS
(Cost $7,069)		7,069
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $452,478)		546,278
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(2,811)
NET ASSETS - 100%		$543,467

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,000 or 0.0% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $722,000 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series D	2/14/14	$91

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$48
Fidelity Securities Lending Cash Central Fund	69
Total	$117

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$49,241	$49,238	$--	$3
Consumer Staples	42,579	39,669	2,910	--
Energy	52,186	51,802	384	--
Financials	121,206	120,942	264	--
Health Care	63,593	62,964	629	--
Industrials	69,548	68,615	933	--
Information Technology	115,300	113,384	1,916	--
Materials	16,704	13,961	2,743	--
Telecommunication Services	5,032	5,032	--	--
Utilities	2,135	2,135	--	--
Corporate Bonds	1,685	--	1,685	--
Money Market Funds	7,069	7,069	--	--
Total Investments in Securities:	$546,278	$534,811	$11,464	$3

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.7%
Canada	2.7%
Israel	1.4%
Ireland	1.2%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,986) — See accompanying schedule: Unaffiliated issuers (cost $445,409)	$539,209
Fidelity Central Funds (cost $7,069)	7,069
Total Investments (cost $452,478)		$546,278
Cash		30
Receivable for investments sold		1,972
Receivable for fund shares sold		227
Dividends receivable		1,541
Interest receivable		33
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		1
Other receivables		2
Total assets		550,086
Liabilities
Payable for investments purchased
Regular delivery	$1,188
Delayed delivery	384
Payable for fund shares redeemed	480
Accrued management fee	204
Distribution and service plan fees payable	196
Other affiliated payables	113
Other payables and accrued expenses	52
Collateral on securities loaned, at value	4,002
Total liabilities		6,619
Net Assets		$543,467
Net Assets consist of:
Paid in capital		$413,267
Undistributed net investment income		6,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,817
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,786
Net Assets		$543,467
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($243,615 ÷ 9,242.84 shares)		$26.36
Maximum offering price per share (100/94.25 of $26.36)		$27.97
Class T:
Net Asset Value and redemption price per share ($179,813 ÷ 6,831.12 shares)		$26.32
Maximum offering price per share (100/96.50 of $26.32)		$27.27
Class B:
Net Asset Value and offering price per share ($4,693 ÷ 187.25 shares)(a)		$25.06
Class C:
Net Asset Value and offering price per share ($79,016 ÷ 3,170.45 shares)(a)		$24.92
Class I:
Net Asset Value, offering price and redemption price per share ($36,330 ÷ 1,353.11 shares)		$26.85

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$14,489
Interest		82
Income from Fidelity Central Funds		117
Total income		14,688
Expenses
Management fee	$2,581
Transfer agent fees	1,233
Distribution and service plan fees	2,515
Accounting and security lending fees	217
Custodian fees and expenses	48
Independent trustees' compensation	2
Registration fees	76
Audit	65
Legal	3
Interest	1
Miscellaneous	4
Total expenses before reductions	6,745
Expense reductions	(28)	6,717
Net investment income (loss)		7,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,819
Foreign currency transactions	(5)
Total net realized gain (loss)		33,814
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,437)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(48,443)
Net gain (loss)		(14,629)
Net increase (decrease) in net assets resulting from operations		$(6,658)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,971	$7,556
Net realized gain (loss)	33,814	44,197
Change in net unrealized appreciation (depreciation)	(48,443)	20,295
Net increase (decrease) in net assets resulting from operations	(6,658)	72,048
Distributions to shareholders from net investment income	(6,678)	(1,555)
Distributions to shareholders from net realized gain	(40,365)	(4,023)
Total distributions	(47,043)	(5,578)
Share transactions - net increase (decrease)	(16,615)	(32,125)
Total increase (decrease) in net assets	(70,316)	34,345
Net Assets
Beginning of period	613,783	579,438
End of period (including undistributed net investment income of $6,597 and undistributed net investment income of $6,680, respectively)	$543,467	$613,783

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.95	$25.87	$19.67	$17.00	$16.05
Income from Investment Operations
Net investment income (loss)A	.42	.40	.37	.33	.21
Net realized and unrealized gain (loss)	(.76)B	2.97	5.88	2.90	.78
Total from investment operations	(.34)	3.37	6.25	3.23	.99
Distributions from net investment income	(.36)	(.11)	(.05)	(.53)	(.04)
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.25)C	(.29)	(.05)	(.56)	(.04)
Net asset value, end of period	$26.36	$28.95	$25.87	$19.67	$17.00
Total ReturnD,E	(.96)%B	13.20%	31.86%	19.20%	6.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	1.01%	1.02%	1.05%	1.06%
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.05%	1.06%
Expenses net of all reductions	.98%	1.01%	1.00%	1.04%	1.05%
Net investment income (loss)	1.57%	1.48%	1.61%	1.75%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$244	$276	$255	$183	$170
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.10)%.

 C Total distributions of $2.25 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.91	$25.84	$19.68	$16.97	$16.02
Income from Investment Operations
Net investment income (loss)A	.35	.33	.32	.29	.17
Net realized and unrealized gain (loss)	(.76)B	2.97	5.89	2.89	.78
Total from investment operations	(.41)	3.30	6.21	3.18	.95
Distributions from net investment income	(.29)	(.05)	(.05)	(.44)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.18)C	(.23)	(.05)	(.47)	–
Net asset value, end of period	$26.32	$28.91	$25.84	$19.68	$16.97
Total ReturnD,E	(1.22)%B	12.91%	31.62%	18.93%	5.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.25%	1.25%	1.27%	1.29%
Expenses net of fee waivers, if any	1.23%	1.25%	1.25%	1.27%	1.29%
Expenses net of all reductions	1.23%	1.24%	1.23%	1.26%	1.28%
Net investment income (loss)	1.32%	1.24%	1.38%	1.53%	.99%
Supplemental Data
Net assets, end of period (in millions)	$180	$216	$214	$166	$158
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.36)%.

 C Total distributions of $2.18 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.58	$24.74	$18.95	$16.24	$15.41
Income from Investment Operations
Net investment income (loss)A	.19	.17	.18	.18	.08
Net realized and unrealized gain (loss)	(.74)B	2.85	5.65	2.78	.75
Total from investment operations	(.55)	3.02	5.83	2.96	.83
Distributions from net investment income	(.09)	–	(.04)	(.22)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(1.97)	(.18)	(.04)	(.25)	–
Net asset value, end of period	$25.06	$27.58	$24.74	$18.95	$16.24
Total ReturnC,D	(1.83)%B	12.30%	30.81%	18.31%	5.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.83%	1.81%	1.81%	1.81%
Expenses net of fee waivers, if any	1.82%	1.83%	1.81%	1.81%	1.81%
Expenses net of all reductions	1.82%	1.83%	1.80%	1.81%	1.80%
Net investment income (loss)	.73%	.65%	.82%	.99%	.47%
Supplemental Data
Net assets, end of period (in millions)	$5	$8	$12	$11	$13
Portfolio turnover rateG	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.97)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.51	$24.66	$18.87	$16.23	$15.39
Income from Investment Operations
Net investment income (loss)A	.21	.19	.19	.19	.08
Net realized and unrealized gain (loss)	(.73)B	2.84	5.64	2.77	.76
Total from investment operations	(.52)	3.03	5.83	2.96	.84
Distributions from net investment income	(.18)	–	(.04)	(.29)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.07)C	(.18)	(.04)	(.32)	–
Net asset value, end of period	$24.92	$27.51	$24.66	$18.87	$16.23
Total ReturnD,E	(1.74)%B	12.38%	30.95%	18.33%	5.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.74%	1.74%	1.76%	1.78%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.76%	1.78%
Expenses net of all reductions	1.73%	1.74%	1.73%	1.76%	1.77%
Net investment income (loss)	.82%	.74%	.89%	1.04%	.50%
Supplemental Data
Net assets, end of period (in millions)	$79	$85	$74	$58	$53
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.88)%.

 C Total distributions of $2.07per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.47	$26.13	$19.79	$17.16	$16.19
Income from Investment Operations
Net investment income (loss)A	.50	.49	.43	.40	.27
Net realized and unrealized gain (loss)	(.78)B	3.03	5.97	2.91	.79
Total from investment operations	(.28)	3.52	6.40	3.31	1.06
Distributions from net investment income	(.45)	–	(.06)	(.65)	(.09)
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.34)C	(.18)	(.06)	(.68)	(.09)
Net asset value, end of period	$26.85	$29.47	$26.13	$19.79	$17.16
Total ReturnD	(.70)%B	13.56%	32.41%	19.59%	6.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.70%	.70%	.71%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.70%	.71%	.72%
Expenses net of all reductions	.70%	.70%	.68%	.70%	.71%
Net investment income (loss)	1.86%	1.78%	1.93%	2.09%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$36	$28	$24	$1,031	$1,017
Portfolio turnover rateG	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (.84)%.

 C Total distributions of $2.34 per share is comprised of distributions from net investment income of $.454 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, certain conversion ratio adjustments, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$125,258
Gross unrealized depreciation	(34,114)
Net unrealized appreciation (depreciation) on securities	$91,144
Tax Cost	$455,134

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,575
Undistributed long-term capital gain	$32,493
Net unrealized appreciation (depreciation) on securities and other investments	$91,132

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$10,140	$ 1,555
Long-term Capital Gains	36,903	4,023
Total	$47,043	$ 5,578

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,351 and $257,454, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$649	$8
Class T	.25%	.25%	977	3
Class B	.75%	.25%	65	49
Class C	.75%	.25%	824	74
			$2,515	$134

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$72
Class T	17
Class B(a)	2
Class C(a)	8
$99

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$560.22
Class T	417.21
Class B	20.30
Class C	176.21
Class I	60.19
	$1,233

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,385.34%		$1

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2 and a portion of class-level operating expenses as follows:

Amount
Class A	$6
Class T	5
Class B	–(a)
Class C	2
Class I	3
$16

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$3,464	$1,111
Class T	2,191	444
Class B	27	–
Class C	567	–
Class I	429	–
Total	$6,678	$1,555
From net realized gain
Class A	$18,027	$1,766
Class T	14,122	1,470
Class B	575	82
Class C	5,855	550
Class I	1,786	155
Total	$40,365	$4,023

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,359	1,298	$36,064	$34,745
Reinvestment of distributions	778	102	19,973	2,583
Shares redeemed	(2,428)	(1,724)	(64,761)	(46,421)
Net increase (decrease)	(291)	(324)	$(8,724)	$(9,093)
Class T
Shares sold	490	589	$12,982	$15,822
Reinvestment of distributions	618	73	15,887	1,855
Shares redeemed	(1,760)	(1,477)	(46,877)	(39,516)
Net increase (decrease)	(652)	(815)	$(18,008)	$(21,839)
Class B
Shares sold	10	9	$251	$223
Reinvestment of distributions	23	3	570	76
Shares redeemed	(153)	(174)	(3,905)	(4,437)
Net increase (decrease)	(120)	(162)	$(3,084)	$(4,138)
Class C
Shares sold	460	544	$11,623	$13,842
Reinvestment of distributions	231	19	5,657	475
Shares redeemed	(620)	(478)	(15,418)	(12,168)
Net increase (decrease)	71	85	$1,862	$2,149
Class I
Shares sold	615	389	$16,671	$10,703
Reinvestment of distributions	71	5	1,846	137
Shares redeemed	(272)	(375)	(7,178)	(10,044)
Net increase (decrease)	414	19	$11,339	$796

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Growth & Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs[[,]] including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.98%
Actual		$1,000.00	$965.20	$4.83
Hypothetical-C		$1,000.00	$1,020.16	$4.96
Class T	1.23%
Actual		$1,000.00	$963.70	$6.05
Hypothetical-C		$1,000.00	$1,018.90	$6.23
Class B	1.81%
Actual		$1,000.00	$960.90	$8.90
Hypothetical-C		$1,000.00	$1,015.99	$9.15
Class C	1.73%
Actual		$1,000.00	$961.40	$8.51
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class I	.70%
Actual		$1,000.00	$966.50	$3.45
Hypothetical-C		$1,000.00	$1,021.56	$3.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/14/15	12/11/15	$0.478	$1.490

	01/11/16	01/08/16	$0.000	$0.075

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $33,156,935, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth & Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and Class I ranked below its competitive median for 2014, the total expense ratio of Class B ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGAII-ANN-0116
1.539474.118

Fidelity Advisor® Series Growth Opportunities Fund Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Life of fundA
Fidelity Advisor® Series Growth Opportunities Fund	5.71%	11.39%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$12,491	Fidelity Advisor® Series Growth Opportunities Fund
$12,850	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund posted a mid-single-digit gain that modestly lagged the 6.14% advance of the benchmark Russell 3000® Growth Index. Stock selection in the consumer staples, industrials and consumer discretionary sectors meaningfully detracted versus the benchmark. A large overweighting in Keurig Green Mountain, an innovator in single-serve beverage products, was our biggest relative detractor, as sales and profitability of the company’s products were pressured by cheaper knock-offs. I considerably reduced this position but remained overweighted at period end. Other noteworthy detractors included positions in Lumber Liquidators Holdings, which I sold, and Endurance International Group Holdings, a Web-hosting company. Conversely, my picks in health care and information technology added significant value. Regeneron Pharmaceuticals, the fund’s top relative contributor, is a biotechnology stock that strongly outperformed. Salesforce.com, a provider of cloud-based marketing and customer relationship management solutions, also was a standout performer this period. I reduced our stake in these two contributors but maintained overweightings in both cases.

Note to shareholders: Kyle Weaver was named Lead Portfolio Manager of the fund and Steven Wymer Co-Manager on July 14, 2015, succeeding Gopal Reddy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.9	6.4
Alphabet, Inc. Class C	3.0	2.1
Alphabet, Inc. Class A	3.0	2.2
Facebook, Inc. Class A	2.5	2.1
Amazon.com, Inc.	2.2	1.7
American Tower Corp.	2.1	0.0
Visa, Inc. Class A	2.0	1.7
Salesforce.com, Inc.	1.8	4.3
Cognizant Technology Solutions Corp. Class A	1.7	0.3
Endurance International Group Holdings, Inc.	1.5	0.0
	26.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.8	35.2
Health Care	17.9	22.2
Consumer Discretionary	16.9	16.4
Industrials	8.4	6.9
Consumer Staples	6.2	8.5

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	98.7%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 10.4%

As of May 31, 2015*
Stocks	97.8%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 6.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 0.4%
Tenneco, Inc. (a)	51,800	$2,790,984
Automobiles - 0.7%
Tesla Motors, Inc. (a)	18,000	4,144,680
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	18,900	708,372
Hotels, Restaurants & Leisure - 2.8%
Buffalo Wild Wings, Inc. (a)	12,500	2,003,000
Chipotle Mexican Grill, Inc. (a)	9,700	5,621,635
Domino's Pizza, Inc.	9,100	977,977
Dunkin' Brands Group, Inc. (b)	30,100	1,276,842
Las Vegas Sands Corp.	50,900	2,242,654
Starbucks Corp.	79,100	4,855,949
Starwood Hotels & Resorts Worldwide, Inc.	10,200	732,768
		17,710,825
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (a)	21,200	14,093,760
Netflix, Inc. (a)	25,000	3,083,250
Priceline Group, Inc. (a)	2,600	3,247,010
Travelport Worldwide Ltd.	219,300	2,918,883
		23,342,903
Media - 4.8%
AMC Networks, Inc. Class A (a)	19,800	1,609,938
Charter Communications, Inc. Class A (a)(b)	49,500	9,274,320
Comcast Corp. Class A	122,500	7,455,350
Liberty Global PLC Class A (a)	75,600	3,206,196
Lions Gate Entertainment Corp. (b)	39,200	1,330,448
The Walt Disney Co.	64,700	7,341,509
Twenty-First Century Fox, Inc. Class A	2,500	73,775
		30,291,536
Multiline Retail - 0.2%
Dollar General Corp.	17,700	1,157,757
Specialty Retail - 1.3%
CarMax, Inc. (a)	42,300	2,423,790
Home Depot, Inc.	19,800	2,650,824
TJX Companies, Inc.	49,100	3,466,460
		8,541,074
Textiles, Apparel & Luxury Goods - 2.9%
lululemon athletica, Inc. (a)	96,900	4,633,758
Michael Kors Holdings Ltd. (a)	15,900	684,018
NIKE, Inc. Class B	51,300	6,785,964
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	87,000	2,627,400
Under Armour, Inc. Class A (sub. vtg.) (a)	23,200	2,000,304
VF Corp.	23,900	1,546,330
		18,277,774

TOTAL CONSUMER DISCRETIONARY		106,965,905

CONSUMER STAPLES - 5.9%
Beverages - 1.7%
Monster Beverage Corp.	23,100	3,571,491
PepsiCo, Inc.	24,700	2,473,952
The Coca-Cola Co.	101,700	4,334,454
		10,379,897
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	41,600	6,715,072
CVS Health Corp.	60,600	5,701,854
Walgreens Boots Alliance, Inc.	34,300	2,882,229
Whole Foods Market, Inc.	19,700	574,255
		15,873,410
Food Products - 0.6%
Keurig Green Mountain, Inc.	32,400	1,697,760
Mead Johnson Nutrition Co. Class A	15,200	1,224,968
Mondelez International, Inc.	20,800	908,128
		3,830,856
Household Products - 0.6%
Procter & Gamble Co.	33,500	2,507,140
Svenska Cellulosa AB (SCA) (B Shares)	43,600	1,254,783
		3,761,923
Personal Products - 0.2%
Herbalife Ltd. (a)	22,200	1,281,606
Tobacco - 0.3%
Altria Group, Inc.	33,600	1,935,360

TOTAL CONSUMER STAPLES		37,063,052

ENERGY - 1.1%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	20,500	1,293,755
Oceaneering International, Inc.	38,100	1,666,494
		2,960,249
Oil, Gas & Consumable Fuels - 0.6%
Cabot Oil & Gas Corp.	146,300	2,754,829
PDC Energy, Inc. (a)	24,400	1,378,356
		4,133,185

TOTAL ENERGY		7,093,434

FINANCIALS - 5.3%
Banks - 1.5%
HDFC Bank Ltd. sponsored ADR	46,800	2,720,016
JPMorgan Chase & Co.	96,900	6,461,292
		9,181,308
Capital Markets - 1.2%
BlackRock, Inc. Class A	13,500	4,910,220
Charles Schwab Corp.	82,800	2,791,188
		7,701,408
Consumer Finance - 0.4%
American Express Co.	9,700	694,908
Discover Financial Services	33,300	1,890,108
		2,585,016
Diversified Financial Services - 0.1%
MSCI, Inc. Class A	9,300	652,116
Real Estate Investment Trusts - 2.1%
American Tower Corp.	133,100	13,227,478

TOTAL FINANCIALS		33,347,326

HEALTH CARE - 17.9%
Biotechnology - 11.8%
AbbVie, Inc.	104,500	6,076,675
ACADIA Pharmaceuticals, Inc. (a)	34,335	1,303,013
Aduro Biotech, Inc.	14,900	461,751
Agios Pharmaceuticals, Inc. (a)	5,100	329,409
Alexion Pharmaceuticals, Inc. (a)	23,600	4,211,184
Alkermes PLC (a)	35,761	2,623,427
Alnylam Pharmaceuticals, Inc. (a)	42,777	4,451,375
Amgen, Inc.	39,000	6,282,900
Amicus Therapeutics, Inc. (a)	123,400	1,324,082
Asterias Biotherapeutics, Inc. (a)(b)	9,895	47,496
Avalanche Biotechnologies, Inc. (a)	6,900	72,312
Baxalta, Inc.	5,900	202,842
Biogen, Inc. (a)	13,100	3,757,866
BioMarin Pharmaceutical, Inc. (a)	30,900	2,946,933
BioTime, Inc. warrants 10/1/18 (a)	26,180	21,729
bluebird bio, Inc. (a)	20,200	1,792,750
Celgene Corp. (a)	17,900	1,959,155
Celldex Therapeutics, Inc. (a)	30,800	554,708
Edge Therapeutics, Inc. (a)	32,800	455,264
Esperion Therapeutics, Inc. (a)	13,500	383,535
Geron Corp. (a)	11,400	58,140
Gilead Sciences, Inc.	64,400	6,823,824
Insmed, Inc. (a)	69,900	1,140,069
Intercept Pharmaceuticals, Inc. (a)	2,900	511,879
Isis Pharmaceuticals, Inc. (a)	111,256	6,791,066
Lexicon Pharmaceuticals, Inc. (a)(b)	28,996	398,985
Merrimack Pharmaceuticals, Inc. (a)	79,600	749,036
Novavax, Inc. (a)	170,600	1,460,336
Ophthotech Corp. (a)	28,100	1,786,317
Prothena Corp. PLC (a)	32,300	2,278,442
Regeneron Pharmaceuticals, Inc. (a)	16,200	8,820,900
Regulus Therapeutics, Inc. (a)	8,700	87,609
Rigel Pharmaceuticals, Inc. (a)	181,900	596,632
Seattle Genetics, Inc. (a)(b)	27,700	1,162,846
Seres Therapeutics, Inc.	5,500	197,065
Spark Therapeutics, Inc.	900	52,011
Transition Therapeutics, Inc. (a)	77,400	145,512
Vertex Pharmaceuticals, Inc. (a)	18,200	2,354,352
XOMA Corp. (a)(b)	210,525	279,998
		74,953,425
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	86,500	1,581,220
Penumbra, Inc. (a)	800	40,256
Stryker Corp.	6,600	636,636
		2,258,112
Health Care Providers & Services - 2.0%
Express Scripts Holding Co. (a)	20,100	1,718,148
McKesson Corp.	46,100	8,729,035
UnitedHealth Group, Inc.	18,100	2,040,051
		12,487,234
Health Care Technology - 0.6%
athenahealth, Inc. (a)(b)	22,100	3,707,275
Castlight Health, Inc. Class B (a)	28,800	115,200
		3,822,475
Pharmaceuticals - 3.1%
AcelRx Pharmaceuticals, Inc. (a)(b)	128,978	737,754
Allergan PLC (a)	10,660	3,346,067
Bristol-Myers Squibb Co.	49,000	3,283,490
Endo Health Solutions, Inc. (a)	51,900	3,190,812
Intra-Cellular Therapies, Inc. (a)	9,605	512,235
Jazz Pharmaceuticals PLC (a)	3,500	513,065
Mylan N.V.	12,300	630,990
Teva Pharmaceutical Industries Ltd. sponsored ADR	102,100	6,425,153
Theravance, Inc. (b)	86,000	795,500
		19,435,066

TOTAL HEALTH CARE		112,956,312

INDUSTRIALS - 8.4%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	20,700	2,151,765
The Boeing Co.	25,000	3,636,250
		5,788,015
Air Freight & Logistics - 0.4%
FedEx Corp.	6,000	951,240
United Parcel Service, Inc. Class B	15,000	1,545,150
		2,496,390
Airlines - 2.7%
American Airlines Group, Inc.	33,000	1,361,580
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	207,400	365,678
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	19,700	348,493
Delta Air Lines, Inc.	66,400	3,084,944
JetBlue Airways Corp. (a)	12,500	309,250
Southwest Airlines Co.	151,100	6,932,468
Spirit Airlines, Inc. (a)	77,800	2,860,706
United Continental Holdings, Inc. (a)	15,700	874,961
WestJet Airlines Ltd.	37,400	594,838
		16,732,918
Building Products - 0.1%
Caesarstone Sdot-Yam Ltd.	9,100	372,008
Electrical Equipment - 1.2%
Acuity Brands, Inc.	5,900	1,362,192
SolarCity Corp. (a)(b)	206,800	5,947,568
Sunrun, Inc. (a)(b)	45,300	301,245
		7,611,005
Industrial Conglomerates - 0.9%
3M Co.	11,200	1,753,696
Danaher Corp.	43,200	4,164,048
		5,917,744
Professional Services - 0.6%
TriNet Group, Inc. (a)	170,900	3,375,275
Verisk Analytics, Inc. (a)	8,500	637,075
		4,012,350
Road & Rail - 1.3%
Genesee & Wyoming, Inc. Class A (a)	22,700	1,572,429
Hertz Global Holdings, Inc. (a)	24,300	385,398
J.B. Hunt Transport Services, Inc.	38,600	3,020,064
TransForce, Inc.	53,600	1,021,468
Union Pacific Corp.	29,700	2,493,315
		8,492,674
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	62,700	1,983,201

TOTAL INDUSTRIALS		53,406,305

INFORMATION TECHNOLOGY - 38.4%
Communications Equipment - 0.6%
Infinera Corp. (a)	81,500	1,835,380
QUALCOMM, Inc.	36,200	1,766,198
		3,601,578
Electronic Equipment & Components - 0.0%
CDW Corp.	7,200	310,824
Internet Software & Services - 13.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	73,300	6,163,064
Alphabet, Inc.:
Class A (a)	24,500	18,689,825
Class C	25,700	19,084,820
Demandware, Inc. (a)	27,000	1,381,050
Endurance International Group Holdings, Inc. (a)(b)	697,100	9,738,487
Facebook, Inc. Class A (a)	150,800	15,719,392
GoDaddy, Inc. (a)(b)	261,800	8,134,126
LinkedIn Corp. Class A (a)	1,600	388,976
Rackspace Hosting, Inc. (a)	33,300	953,046
Wix.com Ltd. (a)	184,243	4,578,439
		84,831,225
IT Services - 8.7%
Alliance Data Systems Corp. (a)	20,700	5,937,795
Booz Allen Hamilton Holding Corp. Class A	41,700	1,269,765
Cognizant Technology Solutions Corp. Class A (a)	166,000	10,720,280
EPAM Systems, Inc. (a)	82,700	6,510,971
Fidelity National Information Services, Inc.	3,479	221,508
Gartner, Inc. Class A (a)	14,400	1,343,520
MasterCard, Inc. Class A	84,100	8,235,072
PayPal Holdings, Inc. (a)	42,200	1,487,972
Sabre Corp.	207,900	6,083,154
Square, Inc.	24,100	290,164
Visa, Inc. Class A	162,200	12,815,422
WEX, Inc. (a)	5,100	480,777
		55,396,400
Semiconductors & Semiconductor Equipment - 3.4%
Avago Technologies Ltd.	31,200	4,070,040
Broadcom Corp. Class A	59,100	3,228,633
Cypress Semiconductor Corp. (b)	135,900	1,470,438
Micron Technology, Inc. (a)	23,500	374,355
NVIDIA Corp.	69,600	2,207,712
NXP Semiconductors NV (a)	46,800	4,373,928
Qorvo, Inc. (a)	80,000	4,645,600
SolarEdge Technologies, Inc.	40,900	802,867
SunEdison, Inc. (a)(b)	45,900	146,421
		21,319,994
Software - 4.7%
Adobe Systems, Inc. (a)	21,600	1,975,536
Electronic Arts, Inc. (a)	22,700	1,538,833
Fortinet, Inc. (a)	8,300	298,966
Interactive Intelligence Group, Inc. (a)	33,700	1,161,302
Microsoft Corp.	171,400	9,315,590
Oracle Corp.	16,100	627,417
Red Hat, Inc. (a)	8,200	667,562
Salesforce.com, Inc. (a)	140,300	11,180,507
ServiceNow, Inc. (a)	22,700	1,975,127
Workday, Inc. Class A (a)	12,000	1,004,520
		29,745,360
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	369,600	43,723,681
Electronics for Imaging, Inc. (a)	63,900	3,136,212
Nimble Storage, Inc. (a)(b)	90,300	945,441
Pure Storage, Inc. Class A (a)	6,000	77,460
		47,882,794

TOTAL INFORMATION TECHNOLOGY		243,088,175

MATERIALS - 3.4%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	22,700	1,528,618
Ecolab, Inc.	5,500	655,380
LyondellBasell Industries NV Class A	98,100	9,399,942
PPG Industries, Inc.	47,900	5,064,946
The Chemours Co. LLC	4,260	26,625
The Dow Chemical Co.	43,200	2,252,016
		18,927,527
Containers & Packaging - 0.4%
Sealed Air Corp.	61,000	2,766,960

TOTAL MATERIALS		21,694,487

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	26,400	1,199,880
Wireless Telecommunication Services - 1.2%
SBA Communications Corp. Class A (a)	21,200	2,229,392
T-Mobile U.S., Inc. (a)	154,000	5,467,000
		7,696,392

TOTAL TELECOMMUNICATION SERVICES		8,896,272

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Terraform Power, Inc. (b)	27,300	188,370
TOTAL COMMON STOCKS
(Cost $516,645,467)		624,699,638

Convertible Preferred Stocks - 0.8%
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (c)	56,277	749,998
Tobacco - 0.2%
PAX Labs, Inc. Series C (c)	273,248	1,054,737

TOTAL CONSUMER STAPLES		1,804,735

FINANCIALS - 0.1%
Real Estate Management & Development - 0.1%
Redfin Corp. Series G (c)	282,324	1,061,538
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.3%
Uber Technologies, Inc. Series D, 8.00% (a)(c)	55,696	2,207,789
Software - 0.1%
Cloudera, Inc. Series F (a)(c)	10,396	341,301

TOTAL INFORMATION TECHNOLOGY		2,549,090

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,748,404)		5,415,363

Money Market Funds - 4.6%
Fidelity Cash Central Fund, 0.18% (d)	3,321,451	3,321,451
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	25,821,495	25,821,495
TOTAL MONEY MARKET FUNDS
(Cost $29,142,946)		29,142,946
TOTAL INVESTMENT PORTFOLIO - 104.1%
(Cost $549,536,817)		659,257,947
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(26,149,140)
NET ASSETS - 100%		$633,108,807

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,415,364 or 0.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blue Apron, Inc. Series D	5/18/15	$749,998
Cloudera, Inc. Series F	2/5/14	$151,366
PAX Labs, Inc. Series C	5/22/15	$1,052,005
Redfin Corp. Series G	12/16/14	$931,020
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$864,015

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,455
Fidelity Securities Lending Cash Central Fund	268,195
Total	$286,650

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$106,965,905	$106,965,905	$--	$--
Consumer Staples	38,867,787	35,808,269	1,254,783	1,804,735
Energy	7,093,434	7,093,434	--	--
Financials	34,408,864	33,347,326	--	1,061,538
Health Care	112,956,312	112,956,312	--	--
Industrials	53,406,305	53,406,305	--	--
Information Technology	245,637,265	243,088,175	--	2,549,090
Materials	21,694,487	21,694,487	--	--
Telecommunication Services	8,896,272	8,896,272	--	--
Utilities	188,370	188,370	--	--
Money Market Funds	29,142,946	29,142,946	--	--
Total Investments in Securities:	$659,257,947	$652,587,801	$1,254,783	$5,415,363

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.6%
Netherlands	2.3%
Ireland	1.9%
Israel	1.8%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $25,022,798) — See accompanying schedule: Unaffiliated issuers (cost $520,393,871)	$630,115,001
Fidelity Central Funds (cost $29,142,946)	29,142,946
Total Investments (cost $549,536,817)		$659,257,947
Receivable for investments sold		14,086,023
Receivable for fund shares sold		19,083
Dividends receivable		472,340
Distributions receivable from Fidelity Central Funds		31,968
Prepaid expenses		2,093
Other receivables		4,482
Total assets		673,873,936
Liabilities
Payable for investments purchased	$1,793,205
Payable for fund shares redeemed	12,711,421
Accrued management fee	273,418
Other affiliated payables	114,346
Other payables and accrued expenses	51,244
Collateral on securities loaned, at value	25,821,495
Total liabilities		40,765,129
Net Assets		$633,108,807
Net Assets consist of:
Paid in capital		$458,407,006
Undistributed net investment income		3,441,800
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,538,878
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,721,123
Net Assets, for 51,776,719 shares outstanding		$633,108,807
Net Asset Value, offering price and redemption price per share ($633,108,807 ÷ 51,776,719 shares)		$12.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$7,957,179
Special dividends		1,880,260
Interest		14
Income from Fidelity Central Funds		286,650
Total income		10,124,103
Expenses
Management fee
Basic fee	$4,722,511
Performance adjustment	(276,710)
Transfer agent fees	1,505,237
Accounting and security lending fees	302,214
Custodian fees and expenses	40,867
Independent trustees' compensation	3,768
Audit	63,720
Legal	2,338
Interest	18,795
Miscellaneous	7,834
Total expenses before reductions	6,390,574
Expense reductions	(33,344)	6,357,230
Net investment income (loss)		3,766,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,583,245
Foreign currency transactions	10,066
Total net realized gain (loss)		61,593,311
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,665,647)
Assets and liabilities in foreign currencies	415
Total change in net unrealized appreciation (depreciation)		(21,665,232)
Net gain (loss)		39,928,079
Net increase (decrease) in net assets resulting from operations		$43,694,952

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,766,873	$1,437,377
Net realized gain (loss)	61,593,311	16,692,827
Change in net unrealized appreciation (depreciation)	(21,665,232)	113,648,526
Net increase (decrease) in net assets resulting from operations	43,694,952	131,778,730
Distributions to shareholders from net investment income	(1,322,749)	(333,170)
Distributions to shareholders from net realized gain	(16,291,441)	(1,631,844)
Total distributions	(17,614,190)	(1,965,014)
Share transactions
Proceeds from sales of shares	49,421,613	50,651,921
Reinvestment of distributions	17,614,189	1,965,014
Cost of shares redeemed	(434,471,004)	(60,248,672)
Net increase (decrease) in net assets resulting from share transactions	(367,435,202)	(7,631,737)
Total increase (decrease) in net assets	(341,354,440)	122,181,979
Net Assets
Beginning of period	974,463,247	852,281,268
End of period (including undistributed net investment income of $3,441,800 and undistributed net investment income of $1,312,394, respectively)	$633,108,807	$974,463,247
Other Information
Shares
Sold	4,216,771	4,789,638
Issued in reinvestment of distributions	1,574,182	187,502
Redeemed	(36,674,390)	(5,664,379)
Net increase (decrease)	(30,883,437)	(687,239)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Growth Opportunities Fund

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.05C	.02	–D
Net realized and unrealized gain (loss)	.60	1.56	.23
Total from investment operations	.65	1.58	.23
Distributions from net investment income	(.02)	–D	–
Distributions from net realized gain	(.20)	(.02)	–
Total distributions	(.21)E	(.02)	–
Net asset value, end of period	$12.23	$11.79	$10.23
Total ReturnF	5.71%	15.51%	2.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.77%	.85%I
Expenses net of fee waivers, if any	.74%	.77%	.85%I
Expenses net of all reductions	.74%	.77%	.85%I
Net investment income (loss)	.44%C	.16%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$633,109	$974,463	$852,281
Portfolio turnover rateJ	50%	16%	65%K

 A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.21 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.197 per share.

 F Total returns for periods of less than one year are not annualized.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$130,956,893
Gross unrealized depreciation	(24,854,424)
Net unrealized appreciation (depreciation) on securities	$106,102,469
Tax Cost	$553,155,478

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,441,802
Undistributed long-term capital gain	$65,157,539
Net unrealized appreciation (depreciation) on securities and other investments	$106,102,462

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$17,366,174	$ 1,230,684
Long-term Capital Gains	248,016	734,330
Total	$17,614,190	$ 1,965,014

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,287,996 and $787,027,621, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,732 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$30,427,545.36%		$3,305

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,314 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $268,195. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $174,261,000. The weighted average interest rate was .64%. The interest expense amounted to $15,490 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,146 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $17,198.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Series Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Series Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Series Growth Opportunities Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to November 30, 2013 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Actual	.74%	$1,000.00	$1,009.10	$3.73
Hypothetical-C		$1,000.00	$1,021.36	$3.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth Opportunities voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Series Growth Opportunities	12/14/15	12/11/15	$0.070	$1.206
	01/19/16	01/15/16	$0.000	$0.060

The fund hereby designates as a capital gain with respect to the taxable year ended November 30, 2015 $65,183,099, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 45% of the dividends distributed, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 46% of the dividends distributed, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section l (h) (ll) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Series Growth Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Series Growth Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Stock Selector Mid Cap Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	0.80%	11.32%	6.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$18,188	Fidelity Advisor® Stock Selector Mid Cap Fund - Class I
$23,058	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The bellwether S&P 500® index advanced 2.75% for the period, with growth stocks in the benchmark far outpacing their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance also varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, energy (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Shadman Riaz:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) delivered a modestly positive return, but lagged the 2.92% result of the benchmark S&P MidCap 400® Index. Stock selection was the primary source of the fund’s relative underperformance, especially in financials. Several out-of-index positions hurt performance, particularly mortgage servicer Ocwen Financial. We did not anticipate the severe impact of the New York Department of Financial Services’ regulatory action related to allegations of Ocwen’s financial irregularities. We eliminated the position by period end. Stock picks in information technology hurt, particularly within software & services. Out-of-benchmark semiconductor firm Marvell Technology Group, cloud-computing company Rackspace Holdings and semiconductor maker Skyworks Solutions all negatively affected the fund's return. Conversely, choices in the capital goods segment of industrials was beneficial, led by a stake in non-benchmark diversified technology company Roper Technologies. Interactive Brokers Group, an out-of-index global electronic broker, also helped on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	3.5	2.6
Roper Technologies, Inc.	3.2	2.5
IDEX Corp.	2.5	0.0
Wabtec Corp.	2.1	0.0
PPG Industries, Inc.	1.5	1.0
Ecolab, Inc.	1.5	1.6
Jarden Corp.	1.4	1.5
Capital One Financial Corp.	1.4	1.3
NVR, Inc.	1.3	0.9
Teledyne Technologies, Inc.	1.3	0.0
	19.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	22.9
Information Technology	16.9	17.1
Industrials	14.8	16.2
Consumer Discretionary	13.1	13.2
Health Care	8.3	8.5

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks and Equity Futures	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 6.0%

As of May 31, 2015 *
Stocks and Equity Futures	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 6.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.4%
Dorman Products, Inc. (a)(b)	186,700	$8,909
Automobiles - 0.7%
Harley-Davidson, Inc.	337,800	16,525
Distributors - 0.4%
LKQ Corp. (a)	313,300	9,239
Household Durables - 3.4%
Jarden Corp. (a)	733,072	34,220
NVR, Inc. (a)	18,900	31,799
Tupperware Brands Corp.	264,500	15,016
		81,035
Internet & Catalog Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	473,510	12,539
Media - 1.8%
AMC Networks, Inc. Class A (a)	195,300	15,880
Liberty Broadband Corp. Class A (a)	57,081	3,026
Scripps Networks Interactive, Inc. Class A	222,200	12,621
Viacom, Inc. Class B (non-vtg.)	266,100	13,249
		44,776
Multiline Retail - 0.9%
Dollar General Corp.	341,300	22,324
Specialty Retail - 4.5%
AutoNation, Inc. (a)	341,200	21,810
Bed Bath & Beyond, Inc. (a)	165,800	9,039
Best Buy Co., Inc.	232,900	7,402
DSW, Inc. Class A	295,800	6,792
Foot Locker, Inc.	311,600	20,254
GameStop Corp. Class A	234,900	8,229
Ross Stores, Inc.	357,500	18,594
Sally Beauty Holdings, Inc. (a)	617,400	15,966
		108,086
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	12,700	622
Ralph Lauren Corp.	90,000	11,179
		11,801

TOTAL CONSUMER DISCRETIONARY		315,234

CONSUMER STAPLES - 4.2%
Beverages - 1.1%
Coca-Cola Enterprises, Inc.	193,600	9,738
Dr. Pepper Snapple Group, Inc.	77,900	6,992
Molson Coors Brewing Co. Class B	93,300	8,586
		25,316
Food & Staples Retailing - 0.4%
United Natural Foods, Inc. (a)	169,200	7,430
Whole Foods Market, Inc.	96,800	2,822
		10,252
Food Products - 0.9%
Campbell Soup Co.	158,900	8,301
ConAgra Foods, Inc.	51,200	2,096
Mead Johnson Nutrition Co. Class A	67,900	5,472
Nomad Foods Ltd. (a)	62,478	775
The J.M. Smucker Co.	40,903	4,957
		21,601
Household Products - 1.0%
Church & Dwight Co., Inc.	187,800	16,108
Energizer Holdings, Inc.	232,700	7,870
		23,978
Personal Products - 0.5%
Edgewell Personal Care Co. (a)	154,700	12,453
Tobacco - 0.3%
Universal Corp. (b)	102,200	5,778

TOTAL CONSUMER STAPLES		99,378

ENERGY - 3.2%
Energy Equipment & Services - 1.0%
Bristow Group, Inc.	170,700	5,215
Dril-Quip, Inc. (a)	168,800	10,653
Oil States International, Inc. (a)	221,000	7,010
		22,878
Oil, Gas & Consumable Fuels - 2.2%
Cabot Oil & Gas Corp.	247,700	4,664
Cimarex Energy Co.	56,600	6,737
Energen Corp.	213,500	12,658
HollyFrontier Corp.	366,300	17,612
PDC Energy, Inc. (a)	75,100	4,242
Stone Energy Corp. (a)	506,400	3,692
Whiting Petroleum Corp. (a)	271,000	4,474
		54,079

TOTAL ENERGY		76,957

FINANCIALS - 24.8%
Banks - 3.7%
Aldermore Group PLC	2,108,400	7,462
Comerica, Inc.	126,100	5,845
Huntington Bancshares, Inc.	1,521,178	17,783
Prosperity Bancshares, Inc.	151,100	8,372
Shawbrook Group PLC	1,538,100	7,707
Signature Bank (a)	118,700	18,772
Synovus Financial Corp.	591,727	19,752
The Jammu & Kashmir Bank Ltd.	2,642,702	3,377
		89,070
Capital Markets - 1.9%
Fortress Investment Group LLC	478,300	2,612
Interactive Brokers Group, Inc.	571,967	24,800
KCG Holdings, Inc. Class A (a)	315,344	4,071
MLP AG	1,566,600	6,372
Oaktree Capital Group LLC Class A	102,900	5,025
Vontobel Holdings AG	81,403	3,659
		46,539
Consumer Finance - 2.8%
Capital One Financial Corp.	429,900	33,751
Enova International, Inc. (a)	295,067	2,219
Navient Corp.	593,916	7,074
OneMain Holdings, Inc. (a)	227,080	11,004
SLM Corp. (a)	1,781,916	12,037
		66,085
Diversified Financial Services - 1.1%
Alexander Forbes Group Holding	8,160,135	3,697
MSCI, Inc. Class A	332,000	23,280
		26,977
Insurance - 4.9%
Allied World Assurance Co. Holdings AG	200,000	7,264
AmTrust Financial Services, Inc.	194,200	12,139
Arthur J. Gallagher & Co.	687,500	30,078
CNO Financial Group, Inc.	665,900	13,471
Direct Line Insurance Group PLC	3,189,858	19,784
Fairfax Financial Holdings Ltd. (sub. vtg.)	20,400	9,794
Hanover Insurance Group, Inc.	201,500	17,047
ProAssurance Corp.	164,300	8,693
		118,270
Real Estate Investment Trusts - 9.4%
Altisource Residential Corp. Class B	432,521	5,727
Cousins Properties, Inc.	595,858	5,857
DCT Industrial Trust, Inc.	202,400	7,726
Empire State Realty Trust, Inc.	367,100	6,751
Equity Lifestyle Properties, Inc.	215,500	13,443
Essex Property Trust, Inc.	42,000	9,693
Extra Space Storage, Inc.	233,700	19,572
FelCor Lodging Trust, Inc.	1,315,200	10,548
Healthcare Realty Trust, Inc.	244,500	6,648
InfraReit, Inc.	210,500	4,246
Liberty Property Trust (SBI)	68,500	2,322
Mack-Cali Realty Corp.	624,700	14,680
Mid-America Apartment Communities, Inc.	212,250	18,797
Outfront Media, Inc.	285,800	6,531
Parkway Properties, Inc.	621,100	10,608
Potlatch Corp.	190,900	6,380
Ramco-Gershenson Properties Trust (SBI)	762,300	12,860
Redwood Trust, Inc.	358,100	4,935
Sabra Health Care REIT, Inc.	485,000	10,030
SL Green Realty Corp.	29,965	3,538
Store Capital Corp.	324,700	7,390
Taubman Centers, Inc.	183,700	13,203
The GEO Group, Inc.	138,450	4,059
Urban Edge Properties	861,500	20,667
		226,211
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	239,650	8,980
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd. (a)	330,800	8,177
LIC Housing Finance Ltd. (a)	790,000	5,759
		13,936

TOTAL FINANCIALS		596,068

HEALTH CARE - 8.3%
Biotechnology - 0.8%
AMAG Pharmaceuticals, Inc. (a)	180,000	4,792
Puma Biotechnology, Inc. (a)	50,000	3,765
Vertex Pharmaceuticals, Inc. (a)	88,000	11,384
		19,941
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	1,040,000	19,011
CONMED Corp.	170,000	7,225
Nevro Corp.	150,000	9,057
The Cooper Companies, Inc.	140,000	20,475
Wright Medical Group NV (a)	620,000	13,280
Zimmer Biomet Holdings, Inc.	120,000	12,121
		81,169
Health Care Providers & Services - 1.8%
Adeptus Health, Inc. Class A (a)(b)	116,000	6,970
HCA Holdings, Inc. (a)	128,000	8,712
MEDNAX, Inc. (a)	270,000	19,270
Surgical Care Affiliates, Inc. (a)	230,000	8,549
		43,501
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	330,000	13,801
Pharmaceuticals - 1.7%
Catalent, Inc. (a)	560,000	15,596
Endo Health Solutions, Inc. (a)	255,000	15,677
Prestige Brands Holdings, Inc. (a)	190,000	9,669
		40,942

TOTAL HEALTH CARE		199,354

INDUSTRIALS - 14.8%
Aerospace & Defense - 1.3%
Teledyne Technologies, Inc. (a)	338,336	31,299
Electrical Equipment - 3.5%
AMETEK, Inc.	1,497,390	84,543
Industrial Conglomerates - 3.2%
Roper Technologies, Inc.	404,220	78,213
Machinery - 5.7%
IDEX Corp.	755,100	59,502
WABCO Holdings, Inc. (a)	247,950	26,650
Wabtec Corp.	630,100	50,484
		136,636
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	236,440	18,499
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	146,500	6,657

TOTAL INDUSTRIALS		355,847

INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 0.4%
F5 Networks, Inc. (a)	97,230	10,015
Electronic Equipment & Components - 2.4%
CDW Corp.	445,700	19,241
IPG Photonics Corp. (a)(b)	161,700	14,745
Trimble Navigation Ltd. (a)	968,700	22,183
		56,169
Internet Software & Services - 1.2%
IAC/InterActiveCorp	123,600	7,761
Rackspace Hosting, Inc. (a)	748,200	21,413
Velti PLC (a)(c)	215,084	1
		29,175
IT Services - 4.8%
Alliance Data Systems Corp. (a)	88,900	25,501
Blackhawk Network Holdings, Inc. (a)	170,000	8,050
Cognizant Technology Solutions Corp. Class A (a)	367,600	23,740
Maximus, Inc.	545,500	30,957
PayPal Holdings, Inc. (a)	176,100	6,209
Total System Services, Inc.	292,300	16,357
Virtusa Corp. (a)	102,200	5,033
		115,847
Semiconductors & Semiconductor Equipment - 3.4%
Cirrus Logic, Inc. (a)	301,300	9,961
Cree, Inc. (a)(b)	558,600	15,440
Cypress Semiconductor Corp. (b)	918,500	9,938
Lam Research Corp.	57,800	4,520
Marvell Technology Group Ltd.	1,344,500	11,912
Micron Technology, Inc. (a)	500,600	7,975
NXP Semiconductors NV (a)	153,600	14,355
Skyworks Solutions, Inc.	74,200	6,160
		80,261
Software - 3.3%
Adobe Systems, Inc. (a)	68,900	6,302
Citrix Systems, Inc. (a)	198,000	15,181
CommVault Systems, Inc. (a)	340,800	13,966
Fair Isaac Corp.	209,600	19,964
Rovi Corp. (a)	179,170	2,116
Salesforce.com, Inc. (a)	134,600	10,726
Synchronoss Technologies, Inc. (a)	25,100	988
VMware, Inc. Class A (a)(b)	68,700	4,219
Workday, Inc. Class A (a)	77,000	6,446
		79,908
Technology Hardware, Storage & Peripherals - 1.4%
SanDisk Corp.	144,200	10,652
Western Digital Corp.	376,000	23,466
		34,118

TOTAL INFORMATION TECHNOLOGY		405,493

MATERIALS - 6.5%
Chemicals - 5.9%
CF Industries Holdings, Inc.	388,000	17,902
Eastman Chemical Co.	217,800	15,823
Ecolab, Inc.	297,579	35,460
PPG Industries, Inc.	336,700	35,603
Sherwin-Williams Co.	77,800	21,478
W.R. Grace & Co. (a)	165,397	16,245
		142,511
Containers & Packaging - 0.6%
WestRock Co.	267,400	13,538

TOTAL MATERIALS		156,049

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	38,700	1,299
Zayo Group Holdings, Inc. (a)	38,300	931
		2,230
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	26,900	955

TOTAL TELECOMMUNICATION SERVICES		3,185

UTILITIES - 4.4%
Electric Utilities - 2.2%
Hawaiian Electric Industries, Inc.	135,000	3,858
OGE Energy Corp.	492,126	12,849
Pinnacle West Capital Corp.	132,900	8,421
PNM Resources, Inc.	656,600	19,041
Portland General Electric Co.	95,300	3,518
Westar Energy, Inc.	152,803	6,522
		54,209
Gas Utilities - 1.5%
Atmos Energy Corp.	210,940	13,144
National Fuel Gas Co.	191,111	8,738
Questar Corp.	279,900	5,304
Southwest Gas Corp.	143,263	8,034
		35,220
Independent Power and Renewable Electricity Producers - 0.7%
Black Hills Corp. (b)	198,735	8,530
Calpine Corp. (a)	500,300	7,394
		15,924

TOTAL UTILITIES		105,353

TOTAL COMMON STOCKS
(Cost $2,306,814)		2,312,918
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.1% 1/28/16 (d)
(Cost $660)	660	660
	Shares	Value (000s)

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.18% (e)	91,429,328	$91,429
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	55,766,450	55,766
TOTAL MONEY MARKET FUNDS
(Cost $147,195)		147,195
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $2,454,669)		2,460,773
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(57,656)
NET ASSETS - 100%		$2,403,117

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
75 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	10,951	$219

The face value of futures purchased as a percentage of Net Assets is 0.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $6,856,000.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $660,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Velti PLC	4/19/13	$323

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$88
Fidelity Securities Lending Cash Central Fund	295
Total	$383

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$315,234	$315,234	$--	$--
Consumer Staples	99,378	99,378	--	--
Energy	76,957	76,957	--	--
Financials	596,068	596,068	--	--
Health Care	199,354	199,354	--	--
Industrials	355,847	355,847	--	--
Information Technology	405,493	405,492	1	--
Materials	156,049	156,049	--	--
Telecommunication Services	3,185	3,185	--	--
Utilities	105,353	105,353	--	--
U.S. Government and Government Agency Obligations	660	--	660	--
Money Market Funds	147,195	147,195	--	--
Total Investments in Securities:	$2,460,773	$2,460,112	$661	$--
Derivative Instruments:
Assets
Futures Contracts	$219	$219	$--	$--
Total Assets	$219	$219	$--	$--
Total Derivative Instruments:	$219	$219	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	(Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts(a)	$219	$0
Total Equity Risk	$219	$0
Total Value of Derivatives	$219	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $54,545) — See accompanying schedule: Unaffiliated issuers (cost $2,307,474)	$2,313,578
Fidelity Central Funds (cost $147,195)	147,195
Total Investments (cost $2,454,669)		$2,460,773
Cash		84
Receivable for investments sold		5,727
Receivable for fund shares sold		1,407
Dividends receivable		1,423
Distributions receivable from Fidelity Central Funds		40
Prepaid expenses		6
Other receivables		26
Total assets		2,469,486
Liabilities
Payable for investments purchased	$4,256
Payable for fund shares redeemed	4,322
Accrued management fee	843
Distribution and service plan fees payable	543
Payable for daily variation margin for derivative instruments	82
Other affiliated payables	498
Other payables and accrued expenses	59
Collateral on securities loaned, at value	55,766
Total liabilities		66,369
Net Assets		$2,403,117
Net Assets consist of:
Paid in capital		$2,358,912
Undistributed net investment income		1,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		36,800
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,304
Net Assets		$2,403,117
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($592,521 ÷ 18,511.05 shares)		$32.01
Maximum offering price per share (100/94.25 of $32.01)		$33.96
Class T:
Net Asset Value and redemption price per share ($681,417 ÷ 21,191.40 shares)		$32.16
Maximum offering price per share (100/96.50 of $32.16)		$33.33
Class B:
Net Asset Value and offering price per share ($9,548 ÷ 324.61 shares)(a)		$29.41
Class C:
Net Asset Value and offering price per share ($154,546 ÷ 5,242.53 shares)(a)		$29.48
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($486,252 ÷ 14,586.72 shares)		$33.34
Class I:
Net Asset Value, offering price and redemption price per share ($478,833 ÷ 14,339.82 shares)		$33.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$30,394
Interest		1
Income from Fidelity Central Funds		383
Total income		30,778
Expenses
Management fee
Basic fee	$13,923
Performance adjustment	(1,608)
Transfer agent fees	5,607
Distribution and service plan fees	7,168
Accounting and security lending fees	771
Custodian fees and expenses	69
Independent trustees' compensation	11
Registration fees	116
Audit	62
Legal	20
Miscellaneous	17
Total expenses before reductions	26,156
Expense reductions	(255)	25,901
Net investment income (loss)		4,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	273,424
Foreign currency transactions	(26)
Futures contracts	1,414
Total net realized gain (loss)		274,812
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7)	(264,738)
Assets and liabilities in foreign currencies	(7)
Futures contracts	243
Total change in net unrealized appreciation (depreciation)		(264,502)
Net gain (loss)		10,310
Net increase (decrease) in net assets resulting from operations		$15,187

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,877	$3,875
Net realized gain (loss)	274,812	302,104
Change in net unrealized appreciation (depreciation)	(264,502)	(34,271)
Net increase (decrease) in net assets resulting from operations	15,187	271,708
Distributions to shareholders from net investment income	(2,753)	(1,252)
Share transactions - net increase (decrease)	(166,510)	147,034
Total increase (decrease) in net assets	(154,076)	417,490
Net Assets
Beginning of period	2,557,193	2,139,703
End of period (including undistributed net investment income of $1,101 and undistributed net investment income of $708, respectively)	$2,403,117	$2,557,193

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$28.37	$22.16	$19.15	$19.22
Income from Investment Operations
Net investment income (loss)A	.08	.08	.10	.09	.08B
Net realized and unrealized gain (loss)	.13	3.36	6.29	3.02	(.15)
Total from investment operations	.21	3.44	6.39	3.11	(.07)
Distributions from net investment income	–	(.01)	(.14)	(.10)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	(.01)	(.18)	(.10)	–
Net asset value, end of period	$32.01	$31.80	$28.37	$22.16	$19.15
Total ReturnC,D	.66%	12.11%	29.07%	16.32%	(.36)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.05%	.95%	.94%	.92%
Expenses net of fee waivers, if any	.98%	1.05%	.95%	.94%	.92%
Expenses net of all reductions	.97%	1.05%	.92%	.94%	.91%
Net investment income (loss)	.24%	.26%	.39%	.41%	.39%B
Supplemental Data
Net assets, end of period (in millions)	$593	$652	$692	$593	$644
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.02	$28.63	$22.36	$19.30	$19.41
Income from Investment Operations
Net investment income (loss)A	–	.01	.04	.05	.04B
Net realized and unrealized gain (loss)	.14	3.38	6.36	3.05	(.15)
Total from investment operations	.14	3.39	6.40	3.10	(.11)
Distributions from net investment income	–	–	(.09)	(.04)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	–	(.13)	(.04)	–
Net asset value, end of period	$32.16	$32.02	$28.63	$22.36	$19.30
Total ReturnC,D	.44%	11.84%	28.80%	16.12%	(.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.28%	1.16%	1.14%	1.11%
Expenses net of fee waivers, if any	1.21%	1.28%	1.16%	1.14%	1.11%
Expenses net of all reductions	1.21%	1.27%	1.13%	1.13%	1.10%
Net investment income (loss)	.01%	.03%	.17%	.22%	.20%B
Supplemental Data
Net assets, end of period (in millions)	$681	$794	$817	$755	$871
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.47	$26.51	$20.71	$17.94	$18.15
Income from Investment Operations
Net investment income (loss)A	(.18)	(.16)	(.10)	(.07)	(.07)B
Net realized and unrealized gain (loss)	.12	3.12	5.90	2.84	(.14)
Total from investment operations	(.06)	2.96	5.80	2.77	(.21)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$29.41	$29.47	$26.51	$20.71	$17.94
Total ReturnC,D	(.20)%	11.17%	28.01%	15.44%	(1.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of fee waivers, if any	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of all reductions	1.82%	1.88%	1.74%	1.73%	1.70%
Net investment income (loss)	(.61)%	(.58)%	(.43)%	(.38)%	(.40)%B
Supplemental Data
Net assets, end of period (in millions)	$10	$16	$21	$22	$28
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$26.52	$20.73	$17.95	$18.15
Income from Investment Operations
Net investment income (loss)A	(.15)	(.14)	(.09)	(.06)	(.07)B
Net realized and unrealized gain (loss)	.12	3.13	5.91	2.84	(.13)
Total from investment operations	(.03)	2.99	5.82	2.78	(.20)
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	–	–	(.03)	–	–
Net asset value, end of period	$29.48	$29.51	$26.52	$20.73	$17.95
Total ReturnC,D	(.10)%	11.27%	28.09%	15.49%	(1.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.80%	1.69%	1.68%	1.66%
Expenses net of fee waivers, if any	1.73%	1.80%	1.69%	1.68%	1.66%
Expenses net of all reductions	1.73%	1.80%	1.67%	1.68%	1.65%
Net investment income (loss)	(.51)%	(.49)%	(.36)%	(.33)%	(.35)%B
Supplemental Data
Net assets, end of period (in millions)	$155	$172	$172	$141	$150
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Mid Cap Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$33.14	$29.56	$23.14	$21.20
Income from Investment Operations
Net investment income (loss)B	.16	.16	.17	.09
Net realized and unrealized gain (loss)	.14	3.49	6.54	1.85
Total from investment operations	.30	3.65	6.71	1.94
Distributions from net investment income	(.10)	(.07)	(.25)	–
Distributions from net realized gain	–	–	(.04)	–
Total distributions	(.10)	(.07)	(.29)	–
Net asset value, end of period	$33.34	$33.14	$29.56	$23.14
Total ReturnC,D	.90%	12.38%	29.36%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.81%	.71%	.59%G
Expenses net of fee waivers, if any	.74%	.81%	.71%	.59%G
Expenses net of all reductions	.74%	.81%	.69%	.58%G
Net investment income (loss)	.48%	.50%	.62%	.86%G
Supplemental Data
Net assets, end of period (in millions)	$486	$553	$225	$1
Portfolio turnover rateH	109%	89%	79%I	72%

 A For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.22	$29.64	$23.14	$20.01	$20.02
Income from Investment Operations
Net investment income (loss)A	.13	.16	.18	.15	.14B
Net realized and unrealized gain (loss)	.14	3.50	6.56	3.15	(.15)
Total from investment operations	.27	3.66	6.74	3.30	(.01)
Distributions from net investment income	(.10)	(.08)	(.20)	(.17)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	(.10)	(.08)	(.24)	(.17)	–
Net asset value, end of period	$33.39	$33.22	$29.64	$23.14	$20.01
Total ReturnC	.80%	12.39%	29.44%	16.66%	(.05)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.83%	.80%	.67%	.65%	.62%
Expenses net of fee waivers, if any	.83%	.80%	.67%	.65%	.62%
Expenses net of all reductions	.82%	.80%	.65%	.64%	.61%
Net investment income (loss)	.39%	.51%	.66%	.71%	.69%B
Supplemental Data
Net assets, end of period (in millions)	$479	$371	$214	$172	$234
Portfolio turnover rateF	109%	89%	79%G	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$219,576
Gross unrealized depreciation	(215,300)
Net unrealized appreciation (depreciation) on securities	$4,276
Tax Cost	$2,456,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,101
Undistributed long-term capital gain	$39,098
Net unrealized appreciation (depreciation) on securities and other investments	$4,263

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal Year of expiration
2016	$(250)

The tax character of distributions paid was as follows:

	2015	2014
Ordinary Income	$2,753	$ 1,252

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,414 and a change in net unrealized appreciation (depreciation) of $243 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,694,262 and $2,894,464, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,588	$4
Class T	.25%	.25%	3,773	8
Class B	.75%	.25%	130	98
Class C	.75%	.25%	1,677	26
			$7,168	$136

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class T	19
Class B(a)	3
Class C(a)	7
$66

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,304.21
Class T	1,431.19
Class B	39.30
Class C	350.21
Fidelity Stock Selector Mid Cap Fund	1,196.22
Class I	1,287.30
	$5,607

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,673. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $295, including $10 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $195 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10 and a portion of class-level operating expenses as follows:

Amount
Class A	$15
Class T	19
Class B	–(a)
Class C	4
Fidelity Stock Selector Mid Cap Fund	8
Class I	4
$50

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–	$146
Fidelity Stock Selector Mid Cap Fund	1,667	530
Class I	1,086	576
Total	$2,753	$1,252

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,378	1,462	$44,847	$44,155
Reinvestment of distributions	–	5	–	134
Shares redeemed	(3,369)	(5,341)	(109,342)	(162,259)
Net increase (decrease)	(1,991)	(3,874)	$(64,495)	$(117,970)
Class T
Shares sold	1,615	1,902	$53,028	$57,696
Shares redeemed	(5,214)	(5,637)	(170,224)	(170,461)
Net increase (decrease)	(3,599)	(3,735)	$(117,196)	$(112,765)
Class B
Shares sold	2	3	$36	$76
Shares redeemed	(219)	(244)	(6,583)	(6,801)
Net increase (decrease)	(217)	(241)	$(6,547)	$(6,725)
Class C
Shares sold	234	175	$7,096	$4,902
Shares redeemed	(818)	(833)	(24,477)	(23,364)
Net increase (decrease)	(584)	(658)	$(17,381)	$(18,462)
Fidelity Stock Selector Mid Cap Fund
Shares sold	939	10,810	$31,733	$334,414
Reinvestment of distributions	49	18	1,651	518
Shares redeemed	(3,087)	(1,745)	(101,545)	(54,485)
Net increase (decrease)	(2,099)	9,083	$(68,161)	$280,447
Class I
Shares sold	5,194	5,585	$175,072	$173,899
Reinvestment of distributions	30	17	1,015	502
Shares redeemed	(2,041)	(1,659)	(68,817)	(51,892)
Net increase (decrease)	3,183	3,943	$107,270	$122,509

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Stock Selector Mid Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$951.50	$4.60
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$950.60	$5.72
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$947.20	$8.69
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.69%
Actual		$1,000.00	$947.90	$8.25
Hypothetical-C		$1,000.00	$1,016.60	$8.54
Fidelity Stock Selector Mid Cap Fund	.70%
Actual		$1,000.00	$952.80	$3.43
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class I	.80%
Actual		$1,000.00	$952.10	$3.91
Hypothetical-C		$1,000.00	$1,021.06	$4.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/21/15	12/18/15	$0.115	$0.470
	01/19/16	01/15/16	$0.000	$0.059

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $41,177,168 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders:

	December 19, 2014	December 29, 2014
Class I	96%	90%

Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MCI-ANN-0116
1.539187.118

Fidelity Advisor® Dividend Growth Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.14)%	10.16%	6.01%
Class T (incl. 3.50% sales charge)	(4.14)%	10.42%	6.02%
Class B (incl. contingent deferred sales charge)	(5.61)%	10.32%	6.06%
Class C (incl. contingent deferred sales charge)	(2.04)%	10.66%	5.85%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,921	Fidelity Advisor® Dividend Growth Fund - Class A
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, lagging the benchmark S&P 500® index. The market's preference for growth-oriented names the past year made it a challenging environment for our value- and quality-focused stock-picking approach. Among sectors, positioning in consumer discretionary was by far the biggest relative detractor, followed by stock picking in information technology and health care. Looking at individual stocks, I avoided index component and e-commerce giant Amazon.com because it did not fit my investment philosophy. Unfortunately for the fund, the stock outperformed the past year, which dragged on the fund's relative result. Of note, the fund’s foreign holdings hurt against a rising dollar. Included was a non-index stake in Canada-based Potash Corp of Saskatchewan, which hurt as the stock tumbled amid lower demand and declining potash prices. Turning to positives, successful positioning in industrials contributed meaningfully to performance. The fund’s stake in videogame publisher Activision Blizzard contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.8	4.6
Microsoft Corp.	3.1	2.4
Johnson & Johnson	3.0	2.5
General Electric Co.	3.0	2.1
JPMorgan Chase & Co.	2.8	2.6
Wells Fargo & Co.	2.5	2.3
Exxon Mobil Corp.	2.4	2.2
Alphabet, Inc. Class C	2.2	2.2
Chevron Corp.	2.1	2.2
Bank of America Corp.	1.8	1.7
	27.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.1	21.8
Financials	16.4	16.0
Consumer Staples	13.2	10.5
Health Care	12.9	16.4
Industrials	9.8	8.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	95.3%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 14.2%

As of May 31, 2015*
Stocks	97.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 16.3%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.8%
Diversified Consumer Services - 0.3%
H&R Block, Inc.	95,806	$3,515
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp.	80,400	3,542
Wyndham Worldwide Corp.	116,852	8,871
		12,413
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	33,900	1,493
Media - 1.7%
Altice NV Class A (a)	195,300	3,000
Comcast Corp. Class A	242,425	14,754
		17,754
Multiline Retail - 2.1%
Dillard's, Inc. Class A	91,400	6,855
Target Corp.	199,100	14,435
		21,290
Specialty Retail - 1.9%
AutoZone, Inc. (a)	10,400	8,151
Foot Locker, Inc.	156,391	10,165
Kingfisher PLC	4,010	21
Staples, Inc.	115,300	1,392
		19,729
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	73,600	4,762

TOTAL CONSUMER DISCRETIONARY		80,956

CONSUMER STAPLES - 13.2%
Beverages - 4.7%
Constellation Brands, Inc. Class A (sub. vtg.)	56,400	7,911
Dr. Pepper Snapple Group, Inc.	87,311	7,836
PepsiCo, Inc.	170,500	17,077
The Coca-Cola Co.	373,410	15,915
		48,739
Food & Staples Retailing - 3.6%
CVS Health Corp.	183,391	17,255
Kroger Co.	118,720	4,471
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	68,693	3,185
Walgreens Boots Alliance, Inc.	148,523	12,480
		37,391
Food Products - 0.6%
Greencore Group PLC	812,005	4,130
Hilton Food Group PLC	242,144	1,893
		6,023
Household Products - 1.8%
Procter & Gamble Co.	247,700	18,538
Personal Products - 0.2%
Edgewell Personal Care Co. (a)	23,300	1,876
Tobacco - 2.3%
British American Tobacco PLC (United Kingdom)	132,257	7,697
Imperial Tobacco Group PLC	124,702	6,739
Reynolds American, Inc.	213,700	9,884
		24,320

TOTAL CONSUMER STAPLES		136,887

ENERGY - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
Chevron Corp.	234,990	21,459
Emerald Oil, Inc. warrants 2/4/16 (a)	826	0
Exxon Mobil Corp.	311,022	25,398
Imperial Oil Ltd.	222,634	7,232
Kinder Morgan, Inc.	26,538	626
Northern Oil & Gas, Inc. (a)	128,694	660
PrairieSky Royalty Ltd. (b)	121,700	2,337
Suncor Energy, Inc.	253,380	7,001
		64,713
FINANCIALS - 16.4%
Banks - 11.7%
Bank of America Corp.	1,102,803	19,222
Citigroup, Inc.	303,223	16,401
JPMorgan Chase & Co.	437,993	29,205
PacWest Bancorp	159,000	7,476
SunTrust Banks, Inc.	181,900	7,898
U.S. Bancorp	346,817	15,222
Wells Fargo & Co.	467,790	25,775
		121,199
Capital Markets - 0.9%
Diamond Hill Investment Group, Inc.	7,501	1,652
Franklin Resources, Inc.	84,400	3,538
The Blackstone Group LP	116,290	3,632
		8,822
Consumer Finance - 0.6%
American Express Co.	82,200	5,889
Imperial Holdings, Inc. warrants 4/11/19 (a)	4,481	1
		5,890
Diversified Financial Services - 1.3%
McGraw Hill Financial, Inc.	124,267	11,988
MSCI, Inc. Class A	20,900	1,466
		13,454
Insurance - 1.3%
ACE Ltd.	76,000	8,729
MetLife, Inc.	93,300	4,767
		13,496
Real Estate Investment Trusts - 0.6%
American Tower Corp.	66,000	6,559

TOTAL FINANCIALS		169,420

HEALTH CARE - 12.9%
Biotechnology - 2.2%
AbbVie, Inc.	203,200	11,816
Amgen, Inc.	69,737	11,235
		23,051
Health Care Equipment & Supplies - 2.4%
Medtronic PLC	254,102	19,144
The Cooper Companies, Inc.	37,590	5,498
		24,642
Health Care Providers & Services - 1.0%
McKesson Corp.	51,232	9,701
Health Care Technology - 0.2%
CompuGroup Medical AG	68,579	2,399
Pharmaceuticals - 7.1%
Allergan PLC (a)	27,800	8,726
Astellas Pharma, Inc.	355,300	5,001
Johnson & Johnson	307,302	31,111
Sanofi SA sponsored ADR	163,300	7,221
Shire PLC	72,800	5,068
Teva Pharmaceutical Industries Ltd. sponsored ADR	256,400	16,135
		73,262

TOTAL HEALTH CARE		133,055

INDUSTRIALS - 9.8%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	322,100	9,808
General Dynamics Corp.	28,800	4,218
The Boeing Co.	98,403	14,313
		28,339
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	45,700	3,082
Commercial Services & Supplies - 0.1%
Deluxe Corp.	23,100	1,355
Construction & Engineering - 0.1%
Astaldi SpA (b)	143,400	861
Electrical Equipment - 0.5%
AMETEK, Inc.	62,072	3,505
EnerSys	23,100	1,361
		4,866
Industrial Conglomerates - 5.9%
Danaher Corp.	166,394	16,039
General Electric Co.	1,036,700	31,039
Roper Industries, Inc.	70,196	13,582
		60,660
Professional Services - 0.2%
CEB, Inc.	28,900	2,233
Trading Companies & Distributors - 0.0%
Now, Inc. (a)(b)	17,720	326

TOTAL INDUSTRIALS		101,722

INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	657,379	17,914
QUALCOMM, Inc.	314,378	15,339
		33,253
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	85,313	5,724
Internet Software & Services - 2.2%
Alphabet, Inc. Class C	31,263	23,216
IT Services - 4.5%
Accenture PLC Class A	83,100	8,910
ASAC II LP (a)(c)	298,480	7,721
Fidelity National Information Services, Inc.	132,798	8,455
IBM Corp.	77,400	10,791
Leidos Holdings, Inc.	54,200	3,140
Total System Services, Inc.	137,200	7,678
		46,695
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom Corp. Class A	81,500	4,452
Software - 5.7%
Activision Blizzard, Inc.	207,867	7,828
Micro Focus International PLC	246,900	4,771
Microsoft Corp.	593,063	32,233
Oracle Corp.	359,828	14,022
		58,854
Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	419,024	49,570
EMC Corp.	517,100	13,103
Hewlett Packard Enterprise Co.	421,100	6,258
HP, Inc.	421,100	5,281
Western Digital Corp.	47,800	2,983
		77,195

TOTAL INFORMATION TECHNOLOGY		249,389

MATERIALS - 3.2%
Chemicals - 2.9%
CF Industries Holdings, Inc.	131,100	6,049
E.I. du Pont de Nemours & Co.	151,800	10,222
LyondellBasell Industries NV Class A	104,200	9,984
PPG Industries, Inc.	31,400	3,320
		29,575
Containers & Packaging - 0.3%
Ball Corp.	46,662	3,239

TOTAL MATERIALS		32,814

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	499,700	16,825
TOTAL COMMON STOCKS
(Cost $848,886)		985,781
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $791)	791	719
	Shares	Value (000s)

Money Market Funds - 5.0%
Fidelity Cash Central Fund, 0.18% (d)	48,550,476	48,550
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	3,563,031	3,563
TOTAL MONEY MARKET FUNDS
(Cost $52,113)		52,113
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $901,790)		1,038,613
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(4,266)
NET ASSETS - 100%		$1,034,347

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,721,000 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$2,985

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$53
Fidelity Securities Lending Cash Central Fund	89
Total	$142

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$80,956	$80,935	$21	$--
Consumer Staples	136,887	129,190	7,697	--
Energy	64,713	64,713	--	--
Financials	169,420	169,419	1	--
Health Care	133,055	122,986	10,069	--
Industrials	101,722	101,722	--	--
Information Technology	249,389	241,668	--	7,721
Materials	32,814	32,814	--	--
Telecommunication Services	16,825	16,825	--	--
Corporate Bonds	719	--	719	--
Money Market Funds	52,113	52,113	--	--
Total Investments in Securities:	$1,038,613	$1,012,385	$18,507	$7,721

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Ireland	4.0%
United Kingdom	2.0%
Israel	1.9%
Canada	1.6%
Switzerland	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,399) — See accompanying schedule: Unaffiliated issuers (cost $849,677)	$986,500
Fidelity Central Funds (cost $52,113)	52,113
Total Investments (cost $901,790)		$1,038,613
Receivable for investments sold		6,167
Receivable for fund shares sold		471
Dividends receivable		2,418
Interest receivable		6
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		3
Other receivables		2
Total assets		1,047,688
Liabilities
Payable for investments purchased	$7,269
Payable for fund shares redeemed	1,513
Accrued management fee	359
Distribution and service plan fees payable	375
Other affiliated payables	205
Other payables and accrued expenses	57
Collateral on securities loaned, at value	3,563
Total liabilities		13,341
Net Assets		$1,034,347
Net Assets consist of:
Paid in capital		$839,284
Undistributed net investment income		8,234
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,009
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		136,820
Net Assets		$1,034,347
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($356,355 ÷ 20,539.91 shares)		$17.35
Maximum offering price per share (100/94.25 of $17.35)		$18.41
Class T:
Net Asset Value and redemption price per share ($371,725 ÷ 21,548.72 shares)		$17.25
Maximum offering price per share (100/96.50 of $17.25)		$17.88
Class B:
Net Asset Value and offering price per share ($6,495 ÷ 391.35 shares)(a)		$16.60
Class C:
Net Asset Value and offering price per share ($166,529 ÷ 10,075.72 shares)(a)		$16.53
Class I:
Net Asset Value, offering price and redemption price per share ($124,601 ÷ 6,878.03 shares)		$18.12
Class Z:
Net Asset Value, offering price and redemption price per share ($8,642 ÷ 470.82 shares)		$18.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$22,786
Interest		24
Income from Fidelity Central Funds		142
Total income		22,952
Expenses
Management fee
Basic fee	$5,919
Performance adjustment	(594)
Transfer agent fees	2,234
Distribution and service plan fees	4,715
Accounting and security lending fees	355
Custodian fees and expenses	39
Independent trustees' compensation	5
Registration fees	97
Audit	63
Legal	6
Miscellaneous	7
Total expenses before reductions	12,846
Expense reductions	(50)	12,796
Net investment income (loss)		10,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,682
Foreign currency transactions	(25)
Total net realized gain (loss)		57,657
Change in net unrealized appreciation (depreciation) on: Investment securities	(74,642)
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		(74,633)
Net gain (loss)		(16,976)
Net increase (decrease) in net assets resulting from operations		$(6,820)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,156	$11,692
Net realized gain (loss)	57,657	133,433
Change in net unrealized appreciation (depreciation)	(74,633)	(1,155)
Net increase (decrease) in net assets resulting from operations	(6,820)	143,970
Distributions to shareholders from net investment income	(9,131)	(4,242)
Distributions to shareholders from net realized gain	(113,106)	(420)
Total distributions	(122,237)	(4,662)
Share transactions - net increase (decrease)	43,684	(80,124)
Total increase (decrease) in net assets	(85,373)	59,184
Net Assets
Beginning of period	1,119,720	1,060,536
End of period (including undistributed net investment income of $8,234 and undistributed net investment income of $9,131, respectively)	$1,034,347	$1,119,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.65	$17.23	$13.33	$11.45	$11.58
Income from Investment Operations
Net investment income (loss)A	.20	.23B	.13	.07	.02
Net realized and unrealized gain (loss)	(.34)C	2.29	3.87	1.81	(.09)
Total from investment operations	(.14)	2.52	4.00	1.88	(.07)
Distributions from net investment income	(.19)	(.09)	(.10)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.06)
Total distributions	(2.16)D	(.10)	(.10)	–	(.06)
Net asset value, end of period	$17.35	$19.65	$17.23	$13.33	$11.45
Total ReturnE,F	(.41)%C	14.70%	30.26%	16.42%	(.63)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.94%	.98%	1.21%	1.36%
Expenses net of fee waivers, if any	1.00%	.94%	.98%	1.21%	1.33%
Expenses net of all reductions	1.00%	.94%	.97%	1.20%	1.33%
Net investment income (loss)	1.13%	1.29%B	.87%	.53%	.16%
Supplemental Data
Net assets, end of period (in millions)	$356	$386	$369	$301	$295
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.51)%.

 D Total distributions of $2.16 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$17.15	$13.26	$11.42	$11.55
Income from Investment Operations
Net investment income (loss)A	.15	.19B	.10	.04	(.01)
Net realized and unrealized gain (loss)	(.34)C	2.27	3.86	1.80	(.09)
Total from investment operations	(.19)	2.46	3.96	1.84	(.10)
Distributions from net investment income	(.15)	(.06)	(.07)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.03)
Total distributions	(2.11)	(.06)D	(.07)	–	(.03)
Net asset value, end of period	$17.25	$19.55	$17.15	$13.26	$11.42
Total ReturnE,F	(.67)%C	14.41%	30.05%	16.11%	(.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.24%	1.18%	1.20%	1.42%	1.57%
Expenses net of fee waivers, if any	1.24%	1.18%	1.20%	1.42%	1.55%
Expenses net of all reductions	1.24%	1.17%	1.19%	1.42%	1.54%
Net investment income (loss)	.89%	1.05%B	.65%	.32%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$372	$412	$375	$304	$294
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.77)%.

 D Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$16.57	$12.82	$11.11	$11.26
Income from Investment Operations
Net investment income (loss)A	.05	.08B	.01	(.03)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.74	1.74	(.08)
Total from investment operations	(.27)	2.28	3.75	1.71	(.15)
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(1.97)	(.01)	–	–	–
Net asset value, end of period	$16.60	$18.84	$16.57	$12.82	$11.11
Total ReturnD,E	(1.20)%C	13.75%	29.25%	15.39%	(1.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.78%	1.79%	1.99%	2.14%
Expenses net of fee waivers, if any	1.84%	1.78%	1.79%	1.99%	2.09%
Expenses net of all reductions	1.84%	1.78%	1.78%	1.99%	2.09%
Net investment income (loss)	.29%	.45%B	.06%	(.25)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$6	$11	$15	$17	$22
Portfolio turnover rateH	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .23%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.30)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$16.54	$12.79	$11.07	$11.22
Income from Investment Operations
Net investment income (loss)A	.06	.09B	.02	(.02)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.73	1.74	(.08)
Total from investment operations	(.26)	2.29	3.75	1.72	(.15)
Distributions from net investment income	(.06)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(2.03)D	(.01)	–	–	–
Net asset value, end of period	$16.53	$18.82	$16.54	$12.79	$11.07
Total ReturnE,F	(1.16)%C	13.83%	29.36%	15.54%	(1.34)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.69%	1.72%	1.94%	2.08%
Expenses net of fee waivers, if any	1.76%	1.69%	1.72%	1.94%	2.06%
Expenses net of all reductions	1.76%	1.69%	1.71%	1.93%	2.05%
Net investment income (loss)	.37%	.54%B	.13%	(.20)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$167	$179	$160	$123	$124
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.26)%.

 D Total distributions of $2.03 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.42	$17.91	$13.86	$11.88	$12.00
Income from Investment Operations
Net investment income (loss)A	.25	.29B	.18	.11	.06
Net realized and unrealized gain (loss)	(.35)C	2.37	4.02	1.87	(.09)
Total from investment operations	(.10)	2.66	4.20	1.98	(.03)
Distributions from net investment income	(.24)	(.14)	(.15)	–	(.02)
Distributions from net realized gain	(1.96)	(.01)	–	–	(.07)
Total distributions	(2.20)	(.15)	(.15)	–	(.09)
Net asset value, end of period	$18.12	$20.42	$17.91	$13.86	$11.88
Total ReturnD	(.14)%C	14.99%	30.63%	16.67%	(.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.69%	.70%	.91%	1.04%
Expenses net of fee waivers, if any	.76%	.69%	.70%	.91%	1.03%
Expenses net of all reductions	.76%	.69%	.69%	.90%	1.02%
Net investment income (loss)	1.37%	1.54%B	1.15%	.83%	.46%
Supplemental Data
Net assets, end of period (in millions)	$125	$131	$135	$103	$83
Portfolio turnover rateG	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$20.44	$17.92	$16.59
Income from Investment Operations
Net investment income (loss)B	.28	.31C	.06
Net realized and unrealized gain (loss)	(.35)D	2.38	1.27
Total from investment operations	(.07)	2.69	1.33
Distributions from net investment income	(.05)	(.17)	–
Distributions from net realized gain	(1.96)	(.01)	–
Total distributions	(2.01)	(.17)E	–
Net asset value, end of period	$18.36	$20.44	$17.92
Total ReturnF,G	(.01)%D	15.20%	8.02%
Ratios to Average Net AssetsH,I
Expenses before reductions	.59%	.52%	.54%J
Expenses net of fee waivers, if any	.59%	.52%	.54%J
Expenses net of all reductions	.59%	.52%	.52%J
Net investment income (loss)	1.54%	1.71%C	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,642	$118	$7,394
Portfolio turnover rateK	56%	106%	70%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.49%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.11)%.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.007 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$179,987
Gross unrealized depreciation	(44,962)
Net unrealized appreciation (depreciation) on securities	$135,025
Tax Cost	$903,588

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,234
Undistributed long-term capital gain	$56,258
Net unrealized appreciation (depreciation) on securities and other investments	$135,022

The fund intends to elect to defer to its next fiscal year $4,451 of capital loss recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$23,853	$ 4,242
Long-term Capital Gains	98,384	420
Total	$122,237	$ 4,662

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $583,377 and $642,751, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$920	$6
Class T	.25%	.25%	1,972	5
Class B	.75%	.25%	87	66
Class C	.75%	.25%	1,736	114
			$4,715	$191

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$115
Class T	18
Class B(a)	3
Class C(a)	12
$148

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$775.21
Class T	777.20
Class B	26.30
Class C	374.22
Class I	279.22
Class Z	3.05
	$2,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4 and a portion of class-level operating expenses as follows:

Amount
Class A	$8
Class T	8
Class B	–(a)
Class C	4
Class I	2
$22

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$3,806	$1,902
Class T	3,175	1,201
Class B	5	–
Class C	609	–
Class I	1,536	1,071
Class Z	–(a)	68
Total	$9,131	$4,242
From net realized gain
Class A	$38,921	$147
Class T	41,529	152
Class B	1,164	6
Class C	18,788	68
Class I	12,693	44
Class Z	11	3
Total	$113,106	$420

 (a) In the amount of less than five hundred dollars.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,750	2,553	$48,068	$46,007
Reinvestment of distributions	2,322	107	39,381	1,806
Shares redeemed	(4,182)	(4,408)	(72,975)	(79,256)
Net increase (decrease)	890	(1,748)	$14,474	$(31,443)
Class T
Shares sold	3,861	3,910	$67,241	$70,377
Reinvestment of distributions	2,576	77	43,556	1,302
Shares redeemed	(5,958)	(4,771)	(103,477)	(85,489)
Net increase (decrease)	479	(784)	$7,320	$(13,810)
Class B
Shares sold	11	29	$199	$480
Reinvestment of distributions	68	–	1,105	5
Shares redeemed	(286)	(319)	(4,794)	(5,509)
Net increase (decrease)	(207)	(290)	$(3,490)	$(5,024)
Class C
Shares sold	1,178	1,183	$19,680	$20,503
Reinvestment of distributions	1,033	3	16,812	58
Shares redeemed	(1,654)	(1,331)	(27,529)	(23,161)
Net increase (decrease)	557	(145)	$8,963	$(2,600)
Class I
Shares sold	1,619	1,479	$29,609	$27,537
Reinvestment of distributions	752	59	13,280	1,027
Shares redeemed	(1,918)	(2,664)	(35,222)	(48,359)
Net increase (decrease)	453	(1,126)	$7,667	$(19,795)
Class Z
Shares sold	511	23	$9,593	$420
Reinvestment of distributions	1	4	11	71
Shares redeemed	(47)	(434)	(854)	(7,943)
Net increase (decrease)	465	(407)	$8,750	$(7,452)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.00%
Actual		$1,000.00	$971.40	$4.94
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class T	1.24%
Actual		$1,000.00	$970.20	$6.12
Hypothetical-C		$1,000.00	$1,018.85	$6.28
Class B	1.84%
Actual		$1,000.00	$967.40	$9.07
Hypothetical-C		$1,000.00	$1,015.84	$9.30
Class C	1.76%
Actual		$1,000.00	$967.80	$8.68
Hypothetical-C		$1,000.00	$1,016.24	$8.90
Class I	.76%
Actual		$1,000.00	$972.60	$3.76
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.60%
Actual		$1,000.00	$973.50	$2.97
Hypothetical-C		$1,000.00	$1,022.06	$3.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/15	12/11/15	$0.183	$0.941
Class T	12/14/15	12/11/15	$0.138	$0.941
Class B	12/14/15	12/11/15	$0.000	$0.941
Class C	12/14/15	01/09/15	$0.056	$0.941

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $63,036,073, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 60%; Class T designates 66%; Class B designates 100%; and Class C designates 84%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 79%; Class T designates 87%; Class B designates 100%; and Class C designates 100%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Dividend Growth Fund

2014 Total Return % vs. Morningstar Large Blend and S&P 500:

16.5
15.5
14.5
13.5
12.5
11.5
10.5
9.5
8.5
7.5
13.7
11.8
10.6
13.2
9.4
1 Year
89
84
79
74
69
64
59
54
49
74.6
74.6
69.0
75.4
61.8
3 Year
125
115
105
95
85
75
65
105.1
94.2
84.0
102.3
81.7
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten	1 Year	3 Year	5 Year
Class A	49%	64%	47%
Class B	37%	45%	29%
Class C	38%	46%	30%
Class I	53%	72%	54%
Class T	46%	58%	42%
Class Z	55%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADGF-ANN-0116
1.733548.116

Fidelity Advisor® Series Small Cap Fund Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Life of fundA
Fidelity Advisor® Series Small Cap Fund	3.81%	7.74%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$11,662	Fidelity Advisor® Series Small Cap Fund
$11,411	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Harmon:  For the year, the fund outperformed the benchmark Russell 2000® Index, which gained 3.51%. Relative to the benchmark, the fund benefited from strong security selection in the information technology, materials and consumer staples sectors. Global Payments, a provider of payment technology services, was a standout contributor. Also adding value were positions in Stamps.com, which allows businesses and consumers to print their own postage, and CDW, a technology products distributor. Although stock selection in the health care sector detracted, a position in AmSurg was an exception; this provider of outpatient surgical centers performed very well. The fund's foreign holdings contributed to performance, despite the strength of the U.S. dollar. In contrast, weak stock selection in consumer discretionary hurt results, especially a position in Fossil Group, a maker of watches and other fashion accessories. The company’s shares lost about two-thirds of their value this period, with much of the decline coming in November 2015 after the company issued a weak quarterly financial report. Other meaningful detractors were conference-call services provider West, and hospital operator Community Health Systems. Of the stocks mentioned, only Stamps.com, AmSurg and West were in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
CDW Corp.	2.6	2.4
Syntel, Inc.	2.3	1.3
Primerica, Inc.	2.3	1.8
West Corp.	2.2	2.3
SYNNEX Corp.	2.2	1.4
Global Payments, Inc.	2.1	2.9
The Ensign Group, Inc.	2.0	1.8
CNO Financial Group, Inc.	1.9	1.3
United Therapeutics Corp.	1.9	2.1
Zebra Technologies Corp. Class A	1.8	1.8
	21.3

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	21.4
Information Technology	22.1	20.3
Industrials	16.8	14.6
Health Care	14.0	14.8
Consumer Discretionary	9.5	13.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks and Equity Futures	98.8%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 13.3%

As of May 31, 2015*
Stocks and Equity Futures	98.8%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 11.7%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 93.0%
		Shares	Value
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.1%
Horizon Global Corp. (a)		49,179	$427,366
Diversified Consumer Services - 1.1%
Meiko Network Japan Co. Ltd.		222,100	2,524,110
Tsukada Global Holdings, Inc.		392,500	2,604,976
			5,129,086
Household Durables - 0.9%
Tupperware Brands Corp. (b)		77,800	4,416,706
Leisure Products - 0.9%
Smith & Wesson Holding Corp. (a)		245,894	4,509,696
Media - 0.2%
Crown Media Holdings, Inc. Class A (a)		162,000	918,540
Specialty Retail - 5.7%
Aarons, Inc. Class A		181,400	4,402,578
Hibbett Sports, Inc. (a)(b)		138,200	4,534,342
Jumbo SA		35,381	360,734
Office Depot, Inc. (a)		1,136,120	7,487,031
Sally Beauty Holdings, Inc. (a)		176,900	4,574,634
Select Comfort Corp. (a)		238,900	5,642,818
Staples, Inc.		70,200	847,314
			27,849,451
Textiles, Apparel & Luxury Goods - 0.6%
Fossil Group, Inc. (a)(b)		70,700	2,719,829

TOTAL CONSUMER DISCRETIONARY			45,970,674

CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 2.8%
Ain Holdings, Inc.		20,700	973,623
Sundrug Co. Ltd.		66,000	4,251,665
Tsuruha Holdings, Inc.		68,800	6,147,847
United Natural Foods, Inc. (a)		47,700	2,094,507
			13,467,642
ENERGY - 2.2%
Energy Equipment & Services - 0.0%
Cathedral Energy Services Ltd.		479,300	208,165
Oil, Gas & Consumable Fuels - 2.2%
Delek Logistics Partners LP		68,900	2,515,539
World Fuel Services Corp.		186,225	8,117,548
			10,633,087

TOTAL ENERGY			10,841,252

FINANCIALS - 22.3%
Banks - 6.3%
Allegiance Bancshares, Inc. (a)		20,200	494,294
Bank of the Ozarks, Inc.		86,000	4,668,080
ConnectOne Bancorp, Inc.		271,300	5,293,063
First NBC Bank Holding Co. (a)		178,600	7,561,924
German American Bancorp, Inc.		5,584	192,536
Investors Bancorp, Inc.		565,999	7,256,107
Wilshire Bancorp, Inc.		414,900	5,119,866
			30,585,870
Consumer Finance - 2.1%
Credit Acceptance Corp. (a)		1,001	200,620
PRA Group, Inc. (a)(b)		140,200	5,791,662
SLM Corp. (a)		595,500	4,022,603
			10,014,885
Insurance - 8.4%
CNO Financial Group, Inc.		463,800	9,382,674
Enstar Group Ltd. (a)		26,000	4,006,860
Hanover Insurance Group, Inc.		37,700	3,189,420
James River Group Holdings Ltd.		104,100	3,341,610
National Western Life Group, Inc.		3,300	868,725
Primerica, Inc.		217,359	11,137,475
Reinsurance Group of America, Inc.		93,800	8,618,344
			40,545,108
Real Estate Investment Trusts - 2.6%
EPR Properties		57,100	3,199,884
MFA Financial, Inc.		689,800	4,814,804
VEREIT, Inc.		542,000	4,514,860
			12,529,548
Real Estate Management & Development - 0.5%
Relo Holdings Corp.		22,600	2,447,262
Thrifts & Mortgage Finance - 2.4%
BofI Holding, Inc. (a)(b)		429,200	8,596,876
Meridian Bancorp, Inc.		173,610	2,545,123
Oritani Financial Corp.		31,900	553,146
			11,695,145

TOTAL FINANCIALS			107,817,818

HEALTH CARE - 14.0%
Biotechnology - 1.9%
United Therapeutics Corp. (a)		59,700	9,112,011
Health Care Equipment & Supplies - 0.8%
Fukuda Denshi Co. Ltd.		20,200	1,074,817
The Cooper Companies, Inc.		20,800	3,042,000
			4,116,817
Health Care Providers & Services - 9.2%
Aceto Corp.		212,200	5,986,162
AmSurg Corp. (a)		59,900	5,035,194
Community Health Systems, Inc. (a)		266,300	7,706,722
HealthSouth Corp.		131,500	4,627,485
MEDNAX, Inc. (a)		51,920	3,705,530
Message Co. Ltd.		73,700	1,735,632
Providence Service Corp. (a)		106,100	5,137,362
Ryman Healthcare Group Ltd.		145,526	751,971
Sigma Pharmaceuticals Ltd.		485,087	305,209
The Ensign Group, Inc.		204,800	9,742,336
			44,733,603
Life Sciences Tools & Services - 0.7%
VWR Corp. (a)		125,500	3,348,340
Pharmaceuticals - 1.4%
Jazz Pharmaceuticals PLC (a)		25,800	3,782,022
Sawai Pharmaceutical Co. Ltd.		48,500	2,781,560
			6,563,582

TOTAL HEALTH CARE			67,874,353

INDUSTRIALS - 16.8%
Aerospace & Defense - 3.5%
BWX Technologies, Inc.		177,800	5,414,010
Engility Holdings, Inc.		106,100	3,671,060
Moog, Inc. Class A (a)		70,700	4,671,149
Teledyne Technologies, Inc. (a)		34,600	3,200,846
			16,957,065
Commercial Services & Supplies - 6.0%
Coor Service Management Holding AB (a)		207,400	808,503
Deluxe Corp.		139,900	8,205,135
Mitie Group PLC		906,100	4,354,685
UniFirst Corp.		44,200	4,799,236
West Corp.		419,100	10,687,050
			28,854,609
Electrical Equipment - 1.3%
EnerSys		106,700	6,284,630
Machinery - 4.5%
Federal Signal Corp.		318,400	5,368,224
Hy-Lok Corp.		120,411	2,615,870
Standex International Corp.		93,900	8,391,843
TriMas Corp. (a)		237,200	5,130,636
			21,506,573
Marine - 0.3%
SITC International Holdings Co. Ltd.		3,074,000	1,554,157
Professional Services - 0.7%
Benefit One, Inc.		190,800	3,599,006
Transportation Infrastructure - 0.5%
Wesco Aircraft Holdings, Inc. (a)		172,000	2,301,360

TOTAL INDUSTRIALS			81,057,400

INFORMATION TECHNOLOGY - 22.1%
Electronic Equipment & Components - 8.8%
Belden, Inc.		70,700	4,437,839
CDW Corp.		290,500	12,540,885
Insight Enterprises, Inc. (a)		233,200	6,245,096
SYNNEX Corp.		111,612	10,521,663
Zebra Technologies Corp. Class A (a)		110,300	8,846,060
			42,591,543
Internet Software & Services - 1.2%
Stamps.com, Inc. (a)		57,700	5,848,472
IT Services - 9.8%
Blackhawk Network Holdings, Inc. (a)		152,300	7,211,405
Cardtronics, Inc. (a)		172,800	6,499,008
EVERTEC, Inc.		233,100	4,004,658
Global Payments, Inc.		142,400	10,089,040
MoneyGram International, Inc. (a)		316,296	2,777,079
Perficient, Inc. (a)		137,600	2,405,248
Syntel, Inc. (a)		230,800	11,177,644
WEX, Inc. (a)		30,200	2,846,954
			47,011,036
Software - 2.3%
NIIT Technologies Ltd.		286,728	2,457,712
Sword Group		82,661	2,065,484
Verint Systems, Inc. (a)		105,800	4,956,730
Zensar Technologies Ltd.		105,206	1,717,152
			11,197,078

TOTAL INFORMATION TECHNOLOGY			106,648,129

MATERIALS - 2.8%
Chemicals - 2.1%
Innospec, Inc.		32,800	1,915,520
PolyOne Corp.		226,400	8,145,872
			10,061,392
Paper & Forest Products - 0.7%
Neenah Paper, Inc.		52,200	3,469,734

TOTAL MATERIALS			13,531,126

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
APT Satellite Holdings Ltd.		509,250	431,520
Asia Satellite Telecommunications Holdings Ltd.		129,500	187,065
Vocus Communications Ltd.		126,918	663,621
			1,282,206
Wireless Telecommunication Services - 0.1%
Cellcom Israel Ltd. (Israel) (a)		32,400	230,977
Partner Communications Co. Ltd. (a)		39,845	180,620
			411,597

TOTAL TELECOMMUNICATION SERVICES			1,693,803

UTILITIES - 0.2%
Gas Utilities - 0.2%
Star Gas Partners LP		100,800	778,176
TOTAL COMMON STOCKS
(Cost $409,440,630)			449,680,373
		Principal Amount(c)	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.13% 1/28/16 to 2/18/16 (d)
(Cost $1,619,663)		1,620,000	1,619,670

Preferred Securities - 0.4%
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Baggot Securities Ltd. 10.24%(e)(f)	EUR
(Cost $2,687,396)		$1,730,000	$1,986,222
		Shares	Value

Money Market Funds - 12.4%
Fidelity Cash Central Fund, 0.18% (g)		35,396,065	35,396,065
Fidelity Securities Lending Cash Central Fund, 0.22% (g)(h)		24,458,825	24,458,825
TOTAL MONEY MARKET FUNDS
(Cost $59,854,890)			59,854,890
TOTAL INVESTMENT PORTFOLIO - 106.1%
(Cost $473,602,579)			513,141,155
NET OTHER ASSETS (LIABILITIES) - (6.1)%			(29,574,918)
NET ASSETS - 100%			$483,566,237

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
234 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	27,984,060	$850,703

The face value of futures purchased as a percentage of Net Assets is 5.8%

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,619,670.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,986,222 or 0.4% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,090
Fidelity Securities Lending Cash Central Fund	71,367
Total	$127,457

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$45,970,674	$45,970,674	$--	$--
Consumer Staples	13,467,642	13,467,642	--	--
Energy	10,841,252	10,841,252	--	--
Financials	107,817,818	107,817,818	--	--
Health Care	67,874,353	67,874,353	--	--
Industrials	81,057,400	81,057,400	--	--
Information Technology	106,648,129	106,648,129	--	--
Materials	13,531,126	13,531,126	--	--
Telecommunication Services	1,693,803	1,693,803	--	--
Utilities	778,176	778,176	--	--
U.S. Government and Government Agency Obligations	1,619,670	--	1,619,670	--
Preferred Securities	1,986,222	--	1,986,222	--
Money Market Funds	59,854,890	59,854,890	--	--
Total Investments in Securities:	$513,141,155	$509,535,263	$3,605,892	$--
Derivative Instruments:
Assets
Futures Contracts	$850,703	$850,703	$--	$--
Total Assets	$850,703	$850,703	$--	$--
Total Derivative Instruments:	$850,703	$850,703	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$850,703	$0
Total Equity Risk	850,703	0
Total Value of Derivatives	$850,703	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.7%
Japan	5.9%
Bermuda	1.6%
Ireland	1.2%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $23,585,575) — See accompanying schedule: Unaffiliated issuers (cost $413,747,689)	$453,286,265
Fidelity Central Funds (cost $59,854,890)	59,854,890
Total Investments (cost $473,602,579)		$513,141,155
Receivable for investments sold		1,315,496
Receivable for fund shares sold		14,962
Dividends receivable		303,594
Distributions receivable from Fidelity Central Funds		15,368
Prepaid expenses		1,185
Other receivables		150
Total assets		514,791,910
Liabilities
Payable to custodian bank	$2,543
Payable for investments purchased	763,637
Payable for fund shares redeemed	5,182,059
Accrued management fee	322,130
Payable for daily variation margin for derivative instruments	129,629
Other affiliated payables	85,099
Other payables and accrued expenses	281,751
Collateral on securities loaned, at value	24,458,825
Total liabilities		31,225,673
Net Assets		$483,566,237
Net Assets consist of:
Paid in capital		$422,189,666
Undistributed net investment income		721,035
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,513,236
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,142,300
Net Assets, for 42,937,943 shares outstanding		$483,566,237
Net Asset Value, offering price and redemption price per share ($483,566,237 ÷ 42,937,943 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$5,352,148
Special dividends		1,213,147
Interest		23,469
Income from Fidelity Central Funds		127,457
Total income		6,716,221
Expenses
Management fee
Basic fee	$3,547,231
Performance adjustment	525,240
Transfer agent fees	890,301
Accounting and security lending fees	200,624
Custodian fees and expenses	35,991
Independent trustees' compensation	2,168
Audit	52,172
Legal	1,311
Miscellaneous	4,053
Total expenses before reductions	5,259,091
Expense reductions	(55,402)	5,203,689
Net investment income (loss)		1,512,532
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,641,994
Foreign currency transactions	(39,332)
Futures contracts	545,739
Total net realized gain (loss)		21,148,401
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $238,915)	(2,109,781)
Assets and liabilities in foreign currencies	11,066
Futures contracts	254,670
Total change in net unrealized appreciation (depreciation)		(1,844,045)
Net gain (loss)		19,304,356
Net increase (decrease) in net assets resulting from operations		$20,816,888

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,512,532	$811,029
Net realized gain (loss)	21,148,401	15,399,988
Change in net unrealized appreciation (depreciation)	(1,844,045)	24,000,565
Net increase (decrease) in net assets resulting from operations	20,816,888	40,211,582
Distributions to shareholders from net investment income	(873,571)	(371,126)
Distributions to shareholders from net realized gain	(14,905,741)	(1,499,894)
Total distributions	(15,779,312)	(1,871,020)
Share transactions
Proceeds from sales of shares	62,308,107	76,149,969
Reinvestment of distributions	15,779,312	1,871,020
Cost of shares redeemed	(117,385,403)	(84,073,515)
Net increase (decrease) in net assets resulting from share transactions	(39,297,984)	(6,052,526)
Total increase (decrease) in net assets	(34,260,408)	32,288,036
Net Assets
Beginning of period	517,826,645	485,538,609
End of period (including undistributed net investment income of $721,035 and undistributed net investment income of $313,191, respectively)	$483,566,237	$517,826,645
Other Information
Shares
Sold	5,521,950	7,246,431
Issued in reinvestment of distributions	1,453,584	179,493
Redeemed	(10,299,915)	(7,909,428)
Net increase (decrease)	(3,324,381)	(483,504)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Small Cap Fund

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.19	$10.39	$10.00
Income from Investment Operations
Net investment income (loss)B	.03C	.02	–D,E
Net realized and unrealized gain (loss)	.38	.82	.39
Total from investment operations	.41	.84	.39
Distributions from net investment income	(.02)	(.01)	–
Distributions from net realized gain	(.32)	(.03)	–
Total distributions	(.34)	(.04)	–
Net asset value, end of period	$11.26	$11.19	$10.39
Total ReturnF,G	3.81%	8.12%	3.90%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	.94%	1.07%J
Expenses net of fee waivers, if any	1.03%	.94%	.95%J
Expenses net of all reductions	1.02%	.94%	.95%J
Net investment income (loss)	.30%C	.16%	(.25)%E,J
Supplemental Data
Net assets, end of period (000 omitted)	$483,566	$517,827	$485,539
Portfolio turnover rateK	35%	58%	4%L

 A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 D Amount represents less than $.005 per share.

 E Investment income per share reflects a large, non-recurring dividend which amounted to less than $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$72,975,333
Gross unrealized depreciation	(33,362,600)
Net unrealized appreciation (depreciation) on securities	$39,612,733
Tax Cost	$473,528,422

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$720,828
Undistributed long-term capital gain	$21,289,892
Net unrealized appreciation (depreciation) on securities and other investments	$39,604,749

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$15,779,312	$ 961,994
Long-term Capital Gains	–	909,026
Total	$15,779,312	$1,871,020

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $545,739 and a change in net unrealized appreciation (depreciation) of $254,670 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $164,530,557 and $221,947,933, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,364 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $736 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $71,367. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $33,811. Effective January 31, 2015 the expense limitation was discontinued.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,046 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $9,545.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Series Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Series Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Series Small Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Actual	1.05%	$1,000.00	$959.10	$5.16
Hypothetical-C		$1,000.00	$1,019.80	$5.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Series Small Cap Fund	12/07/2015	12/04/2015	$0.027	$0.408
	01/19/2016	01/15/2016	$0.000	$0.088

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $21,290,010, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Small Cap designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Fidelity Advisor Series Small Cap designates 4% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section l(h)(ll)of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Series Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month period shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Series Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Equity Growth Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	5.64%	14.68%	7.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$21,373	Fidelity Advisor® Equity Growth Fund - Class I
$22,916	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes (excluding sales charges, if applicable) saw gains in the mid-single digits, lagging the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, picks in food, beverage & tobacco, part of the consumer staples sector, weighed most on the fund's performance, largely due to the fund’s overweighting in Keurig Green Mountain – by far the largest individual detractor the past year. Keurig shares suffered partly due to the firm’s disappointing December 2014 launch of its second-generation brewing machine and subsequent consecutive quarters of lower-than-expected earnings and revenue. In November, the stock hit a nearly three-year low when an influential analyst reduced its forecast for Keurig’s sales due to lowered prices on its coffee brewers, decreased K-Cup volumes and weak demand for its new Kold machine. On the plus side, positioning in information technology's software & services industry was a big plus. From this group, the fund’s position in Facebook – the largest holding – was its biggest individual contributor by a wide margin. Facebook outperformed, partly in anticipation of second-quarter earnings that reflected a strong rise in advertising revenue and growth in the number of subscribers accessing its services on mobile devices. The firm continued to make progress with video advertising and announced new features geared toward small and medium-sized businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	11.3	8.5
Alphabet, Inc. Class A	6.5	3.3
Gilead Sciences, Inc.	5.1	5.8
Apple, Inc.	2.9	6.9
Amazon.com, Inc.	2.7	0.5
Salesforce.com, Inc.	2.6	2.1
Starbucks Corp.	2.5	1.9
Home Depot, Inc.	2.4	1.8
Avago Technologies Ltd.	2.4	0.1
Danaher Corp.	2.3	1.8
	40.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.6	36.2
Consumer Discretionary	16.3	15.0
Health Care	15.7	18.5
Industrials	10.3	11.7
Financials	6.7	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	93.6%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 14.5%

As of May 31, 2015*
Stocks	96.5%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 14.1%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 0.7%
Tesla Motors, Inc. (a)	91,300	$21,023
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	166,600	11,051
Houghton Mifflin Harcourt Co. (a)	221,900	4,385
Nord Anglia Education, Inc. (a)	134,321	2,852
ServiceMaster Global Holdings, Inc. (a)	487,300	18,264
		36,552
Hotels, Restaurants & Leisure - 3.8%
Buffalo Wild Wings, Inc. (a)	52,400	8,397
Chipotle Mexican Grill, Inc. (a)	15,185	8,800
Domino's Pizza, Inc.	184,800	19,860
Jubilant Foodworks Ltd.	52,463	1,218
Starbucks Corp.	1,161,402	71,298
		109,573
Household Durables - 0.9%
Harman International Industries, Inc.	185,100	19,095
Toll Brothers, Inc. (a)	205,800	7,652
		26,747
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	117,800	78,313
Netflix, Inc. (a)	150,700	18,586
NutriSystem, Inc.	122,400	2,808
Travelport Worldwide Ltd.	143,600	1,911
		101,618
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	202,642	0
Specialty Retail - 4.2%
AutoZone, Inc. (a)	11,100	8,700
Five Below, Inc. (a)(c)	335,100	9,386
Home Depot, Inc.	518,244	69,383
L Brands, Inc.	87,200	8,320
Lowe's Companies, Inc.	152,700	11,697
MarineMax, Inc. (a)	209,400	3,801
Restoration Hardware Holdings, Inc. (a)	2,800	252
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	58,274	9,732
		121,271
Textiles, Apparel & Luxury Goods - 1.7%
Kate Spade & Co. (a)	1,104,724	22,139
NIKE, Inc. Class B	209,257	27,681
		49,820

TOTAL CONSUMER DISCRETIONARY		466,604

CONSUMER STAPLES - 3.2%
Beverages - 0.5%
Kweichow Moutai Co. Ltd.	64,130	2,148
The Coca-Cola Co.	317,626	13,537
		15,685
Food & Staples Retailing - 0.7%
CVS Health Corp.	135,900	12,787
Whole Foods Market, Inc.	248,083	7,232
		20,019
Food Products - 0.4%
Keurig Green Mountain, Inc.	240,691	12,612
Household Products - 0.3%
Procter & Gamble Co.	104,691	7,835
Personal Products - 1.3%
Avon Products, Inc.	287,500	992
Estee Lauder Companies, Inc. Class A	101,200	8,513
Herbalife Ltd. (a)	466,166	26,912
		36,417

TOTAL CONSUMER STAPLES		92,568

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd.	264,848	7,244
FINANCIALS - 6.7%
Banks - 0.9%
First Republic Bank	302,800	20,851
HDFC Bank Ltd. (a)	68,446	1,319
M&T Bank Corp.	25,400	3,183
		25,353
Capital Markets - 2.8%
BlackRock, Inc. Class A	42,000	15,276
E*TRADE Financial Corp. (a)	850,445	25,879
HFF, Inc.	199,700	6,864
Invesco Ltd.	282,523	9,518
JMP Group, Inc.	141,100	872
PJT Partners, Inc. (a)	21,880	513
The Blackstone Group LP	451,933	14,114
Virtus Investment Partners, Inc.	51,400	7,003
		80,039
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	55,800	7,482
McGraw Hill Financial, Inc.	246,875	23,816
MSCI, Inc. Class A	114,600	8,036
		39,334
Real Estate Investment Trusts - 0.6%
American Tower Corp.	174,400	17,332
Real Estate Management & Development - 0.8%
Realogy Holdings Corp. (a)	594,918	24,576
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	229,300	5,668

TOTAL FINANCIALS		192,302

HEALTH CARE - 15.7%
Biotechnology - 9.9%
Amgen, Inc.	178,100	28,692
BioMarin Pharmaceutical, Inc. (a)	161,679	15,419
Celgene Corp. (a)	161,600	17,687
Cytokinetics, Inc. warrants 6/25/17 (a)	856,620	974
Gilead Sciences, Inc.	1,388,047	147,077
Insmed, Inc. (a)	744,220	12,138
Medivation, Inc. (a)	794,600	33,596
Vertex Pharmaceuticals, Inc. (a)	231,700	29,973
		285,556
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	138,800	10,457
Novadaq Technologies, Inc. (a)	575,300	7,007
		17,464
Health Care Providers & Services - 0.3%
Express Scripts Holding Co. (a)	111,500	9,531
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	3,065,000	43,137
Teva Pharmaceutical Industries Ltd. sponsored ADR	533,300	33,561
Valeant Pharmaceuticals International, Inc. (Canada) (a)	701,100	63,183
		139,881

TOTAL HEALTH CARE		452,432

INDUSTRIALS - 10.3%
Aerospace & Defense - 1.3%
Textron, Inc.	340,200	14,516
TransDigm Group, Inc. (a)	102,177	23,974
		38,490
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	178,600	18,398
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR	262,060	20,152
Building Products - 0.8%
A.O. Smith Corp.	138,138	11,018
Caesarstone Sdot-Yam Ltd.	258,500	10,567
		21,585
Electrical Equipment - 0.8%
Acuity Brands, Inc.	52,200	12,052
AMETEK, Inc.	199,955	11,289
		23,341
Industrial Conglomerates - 3.1%
Danaher Corp.	674,214	64,987
Roper Industries, Inc.	126,169	24,412
		89,399
Professional Services - 1.6%
CEB, Inc.	42,300	3,269
Equifax, Inc.	48,900	5,452
Resources Connection, Inc.	311,700	5,689
Robert Half International, Inc.	287,800	14,730
WageWorks, Inc. (a)	392,900	16,714
		45,854
Road & Rail - 0.0%
Swift Transporation Co. (a)	43,100	688
Trading Companies & Distributors - 1.3%
HD Supply Holdings, Inc. (a)	1,084,400	34,300
Summit Ascent Holdings Ltd. (a)	5,330,000	2,530
		36,830

TOTAL INDUSTRIALS		294,737

INFORMATION TECHNOLOGY - 40.8%
Communications Equipment - 0.1%
QUALCOMM, Inc.	74,400	3,630
Electronic Equipment & Components - 0.2%
CDW Corp.	100,000	4,317
TE Connectivity Ltd.	19,423	1,303
		5,620
Internet Software & Services - 21.5%
58.com, Inc. ADR (a)	99,200	5,973
Alibaba Group Holding Ltd. sponsored ADR (a)	335,700	28,226
Alphabet, Inc.:
Class A (a)	244,150	186,250
Class C	42,136	31,290
Cvent, Inc. (a)	324,878	11,738
Demandware, Inc. (a)(c)	155,704	7,964
Facebook, Inc. Class A (a)	3,112,400	324,433
Just Dial Ltd.	139,013	1,965
JUST EAT Ltd. (a)	825,555	5,478
Shopify, Inc. Class A (c)	3,600	95
Textura Corp. (a)	409,489	9,889
Zillow Group, Inc. (a)(c)	69,800	1,817
Zillow Group, Inc. Class C (a)(c)	139,600	3,441
		618,559
IT Services - 3.3%
Cognizant Technology Solutions Corp. Class A (a)	445,300	28,757
Global Payments, Inc.	75,200	5,328
MasterCard, Inc. Class A	81,000	7,932
Visa, Inc. Class A	672,532	53,137
		95,154
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	518,300	67,612
Maxim Integrated Products, Inc.	168,728	6,542
Monolithic Power Systems, Inc.	162,432	11,099
		85,253
Software - 9.8%
Activision Blizzard, Inc.	246,600	9,287
Adobe Systems, Inc. (a)	432,300	39,538
Computer Modelling Group Ltd.	627,900	4,885
CyberArk Software Ltd. (a)(c)	214,800	9,299
Electronic Arts, Inc. (a)	767,645	52,039
Fleetmatics Group PLC (a)	308,600	18,423
HubSpot, Inc. (a)	176,800	9,584
Intuit, Inc.	56,500	5,661
Mobileye NV (a)(c)	416,200	18,146
Red Hat, Inc. (a)	280,800	22,860
Salesforce.com, Inc. (a)	928,292	73,976
ServiceNow, Inc. (a)	215,100	18,716
		282,414
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	693,427	82,032

TOTAL INFORMATION TECHNOLOGY		1,172,662

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	134,100	6,187
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	53,500	5,626
TOTAL COMMON STOCKS
(Cost $2,142,764)		2,690,362

Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	875,350	3,782
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	485,012	19,226
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	105,425	2,116

TOTAL INFORMATION TECHNOLOGY		21,342

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $13,680)		25,124

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 0.18% (d)	159,225,900	159,226
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	28,009,728	28,010
TOTAL MONEY MARKET FUNDS
(Cost $187,236)		187,236
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $2,343,680)		2,902,722
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(27,550)
NET ASSETS - 100%		$2,875,172

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,123,000 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$2,112
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,044
NJOY, Inc.	9/11/13	$1,637
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,524

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$222
Fidelity Securities Lending Cash Central Fund	515
Total	$737

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$470,386	$466,604	$--	$3,782
Consumer Staples	92,568	92,568	--	--
Energy	7,244	7,244	--	--
Financials	192,302	190,983	1,319	--
Health Care	452,432	408,321	44,111	--
Industrials	294,737	294,737	--	--
Information Technology	1,194,004	1,172,662	--	21,342
Materials	6,187	6,187	--	--
Telecommunication Services	5,626	5,626	--	--
Money Market Funds	187,236	187,236	--	--
Total Investments in Securities:	$2,902,722	$2,832,168	$45,430	$25,124

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
Canada	2.6%
Singapore	2.4%
Cayman Islands	2.3%
Israel	1.9%
Ireland	1.7%
Japan	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $27,374) — See accompanying schedule: Unaffiliated issuers (cost $2,156,444)	$2,715,486
Fidelity Central Funds (cost $187,236)	187,236
Total Investments (cost $2,343,680)		$2,902,722
Receivable for investments sold		3,674
Receivable for fund shares sold		2,258
Dividends receivable		1,468
Distributions receivable from Fidelity Central Funds		73
Prepaid expenses		7
Other receivables		153
Total assets		2,910,355
Liabilities
Payable for fund shares redeemed	$4,250
Accrued management fee	1,312
Distribution and service plan fees payable	888
Other affiliated payables	525
Other payables and accrued expenses	198
Collateral on securities loaned, at value	28,010
Total liabilities		35,183
Net Assets		$2,875,172
Net Assets consist of:
Paid in capital		$2,258,565
Accumulated net investment loss		(9,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		559,033
Net Assets		$2,875,172
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($887,025 ÷ 8,979.10 shares)		$98.79
Maximum offering price per share (100/94.25 of $98.79)		$104.82
Class T:
Net Asset Value and redemption price per share ($1,305,911 ÷ 13,369.18 shares)		$97.68
Maximum offering price per share (100/96.50 of $97.68)		$101.22
Class B:
Net Asset Value and offering price per share ($10,751 ÷ 124.43 shares)(a)		$86.40
Class C:
Net Asset Value and offering price per share ($183,004 ÷ 2,079.42 shares)(a)		$88.01
Class I:
Net Asset Value, offering price and redemption price per share ($462,843 ÷ 4,364.12 shares)		$106.06
Class Z:
Net Asset Value, offering price and redemption price per share ($25,638 ÷ 240.98 shares)		$106.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$25,162
Income from Fidelity Central Funds		737
Total income		25,899
Expenses
Management fee	$15,573
Transfer agent fees	5,535
Distribution and service plan fees	10,779
Accounting and security lending fees	844
Custodian fees and expenses	54
Independent trustees' compensation	13
Registration fees	133
Audit	76
Legal	20
Miscellaneous	20
Total expenses before reductions	33,047
Expense reductions	(173)	32,874
Net investment income (loss)		(6,975)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	205,402
Foreign currency transactions	(81)
Total net realized gain (loss)		205,321
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,555)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(53,557)
Net gain (loss)		151,764
Net increase (decrease) in net assets resulting from operations		$144,789

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,975)	$(4,201)
Net realized gain (loss)	205,321	701,406
Change in net unrealized appreciation (depreciation)	(53,557)	(219,078)
Net increase (decrease) in net assets resulting from operations	144,789	478,127
Share transactions - net increase (decrease)	(115,712)	(1,134,005)
Total increase (decrease) in net assets	29,077	(655,878)
Net Assets
Beginning of period	2,846,095	3,501,973
End of period (including accumulated net investment loss of $9,672 and accumulated net investment loss of $7,916, respectively)	$2,875,172	$2,846,095

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$93.78	$80.87	$61.77	$54.56	$50.75
Income from Investment Operations
Net investment income (loss)A	(.13)	(.07)	(.05)	.02	(.04)
Net realized and unrealized gain (loss)	5.14	12.98	19.15	7.30	3.90
Total from investment operations	5.01	12.91	19.10	7.32	3.86
Distributions from net realized gain	–	–	–	(.11)	(.05)
Net asset value, end of period	$98.79	$93.78	$80.87	$61.77	$54.56
Total ReturnB,C	5.34%	15.96%	30.92%	13.45%	7.61%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of fee waivers, if any	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of all reductions	1.04%	1.07%	1.10%	1.14%	1.14%
Net investment income (loss)	(.13)%	(.08)%	(.07)%	.04%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$887	$853	$772	$632	$609
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$92.94	$80.31	$61.45	$54.26	$50.51
Income from Investment Operations
Net investment income (loss)A	(.34)	(.25)	(.17)	(.08)	(.14)
Net realized and unrealized gain (loss)	5.08	12.88	19.03	7.27	3.89
Total from investment operations	4.74	12.63	18.86	7.19	3.75
Net asset value, end of period	$97.68	$92.94	$80.31	$61.45	$54.26
Total ReturnB,C	5.10%	15.73%	30.69%	13.25%	7.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of fee waivers, if any	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.31%	1.31%
Net investment income (loss)	(.36)%	(.29)%	(.25)%	(.13)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$1,306	$1,368	$1,283	$1,108	$1,139
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$82.71	$71.91	$55.36	$49.17	$46.04
Income from Investment Operations
Net investment income (loss)A	(.82)	(.70)	(.52)	(.39)	(.42)
Net realized and unrealized gain (loss)	4.51	11.50	17.07	6.58	3.55
Total from investment operations	3.69	10.80	16.55	6.19	3.13
Net asset value, end of period	$86.40	$82.71	$71.91	$55.36	$49.17
Total ReturnB,C	4.46%	15.02%	29.90%	12.59%	6.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.90%	1.90%
Net investment income (loss)	(.98)%	(.91)%	(.85)%	(.72)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$11	$18	$23	$26	$35
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$84.18	$73.13	$56.27	$49.96	$46.77
Income from Investment Operations
Net investment income (loss)A	(.77)	(.66)	(.50)	(.37)	(.41)
Net realized and unrealized gain (loss)	4.60	11.71	17.36	6.68	3.60
Total from investment operations	3.83	11.05	16.86	6.31	3.19
Net asset value, end of period	$88.01	$84.18	$73.13	$56.27	$49.96
Total ReturnB,C	4.55%	15.11%	29.96%	12.63%	6.82%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of fee waivers, if any	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of all reductions	1.80%	1.81%	1.83%	1.86%	1.87%
Net investment income (loss)	(.89)%	(.83)%	(.79)%	(.68)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$183	$175	$157	$133	$136
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$100.40	$86.32	$65.92	$58.24	$54.14
Income from Investment Operations
Net investment income (loss)A	.15	.20	.20	.25	.16
Net realized and unrealized gain (loss)	5.51	13.88	20.40	7.75	4.16
Total from investment operations	5.66	14.08	20.60	8.00	4.32
Distributions from net investment income	–	–	(.20)	–	–
Distributions from net realized gain	–	–	–	(.32)	(.22)
Total distributions	–	–	(.20)	(.32)	(.22)
Net asset value, end of period	$106.06	$100.40	$86.32	$65.92	$58.24
Total ReturnB	5.64%	16.31%	31.36%	13.83%	7.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.77%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.80%
Expenses net of all reductions	.77%	.77%	.77%	.79%	.79%
Net investment income (loss)	.14%	.21%	.27%	.39%	.27%
Supplemental Data
Net assets, end of period (in millions)	$463	$432	$1,266	$1,063	$897
Portfolio turnover rateE	63%	49%F	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$100.59	$86.36	$78.49
Income from Investment Operations
Net investment income (loss)B	.29	.33	.09
Net realized and unrealized gain (loss)	5.51	13.90	7.78
Total from investment operations	5.80	14.23	7.87
Net asset value, end of period	$106.39	$100.59	$86.36
Total ReturnC,D	5.77%	16.48%	10.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.64%G
Expenses net of fee waivers, if any	.64%	.64%	.64%G
Expenses net of all reductions	.63%	.64%	.63%G
Net investment income (loss)	.28%	.35%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$25,638	$122	$110
Portfolio turnover rateH	63%	49%I	81%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$676,173
Gross unrealized depreciation	(119,104)
Net unrealized appreciation (depreciation) on securities	$557,069
Tax Cost	$2,345,653

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$69,219
Net unrealized appreciation (depreciation) on securities and other investments	$557,059

The Fund intends to elect to defer to its next fiscal year $9,526 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,698,266 and $1,920,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,163	$30
Class T	.25%	.25%	6,697	14
Class B	.75%	.25%	140	106
Class C	.75%	.25%	1,779	118
			$10,779	$268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$103
Class T	39
Class B(a)	3
Class C(a)	11
$156

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,822.21
Class T	2,478.19
Class B	42.30
Class C	390.22
Class I	795.19
Class Z	8.05
	$5,535

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $21 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,416. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $515, including $35 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $89 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	30
Class B	–(a)
Class C	4
Class I	21
$73

 (a) In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,688	1,501	$162,907	$132,626
Shares redeemed	(1,807)	(1,946)	(173,253)	(170,229)
Net increase (decrease)	(119)	(445)	$(10,346)	$(37,603)
Class T
Shares sold	1,492	1,656	$141,497	$144,112
Shares redeemed	(2,839)	(2,920)	(269,251)	(253,312)
Net increase (decrease)	(1,347)	(1,264)	$(127,754)	$(109,200)
Class B
Shares sold	2	3	$164	$258
Shares redeemed	(95)	(107)	(7,987)	(8,283)
Net increase (decrease)	(93)	(104)	$(7,823)	$(8,025)
Class C
Shares sold	365	262	$31,362	$20,995
Shares redeemed	(360)	(341)	(30,838)	(26,719)
Net increase (decrease)	5	(79)	$524	$(5,724)
Class I
Shares sold	1,565	2,450	$159,813	$230,126
Shares redeemed	(1,508)	(12,811)(a)	(155,242)	(1,203,573)(a)
Net increase (decrease)	57	(10,361)	$4,571	$(973,447)
Class Z
Shares sold	259	–	$27,086	$–
Shares redeemed	(19)	–(b)	(1,970)	(6)
Net increase (decrease)	240	–(b)	$25,116	$(6)

 (a) Amount includes in-kind redemptions.

 (b) In the amount of less than five hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Growth Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,012.80	$5.25
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$1,011.60	$6.40
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.88%
Actual		$1,000.00	$1,008.50	$9.47
Hypothetical-C		$1,000.00	$1,015.64	$9.50
Class C	1.80%
Actual		$1,000.00	$1,008.90	$9.06
Hypothetical-C		$1,000.00	$1,016.04	$9.10
Class I	.77%
Actual		$1,000.00	$1,014.20	$3.89
Hypothetical-C		$1,000.00	$1,021.21	$3.90
Class Z	.64%
Actual		$1,000.00	$1,014.90	$3.23
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class I	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $69,219,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPGI-ANN-0116
1.539471.118

Fidelity Advisor® Growth & Income Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.65)%	12.01%	5.73%
Class T (incl. 3.50% sales charge)	(4.68)%	12.28%	5.73%
Class B (incl. contingent deferred sales charge)	(6.37)%	12.20%	5.80%
Class C (incl. contingent deferred sales charge)	(2.64)%	12.53%	5.58%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,464	Fidelity Advisor® Growth & Income Fund - Class A
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, meaningfully lagging the benchmark S&P 500®. Some unusual market challenges held back the fund. Most notably, investors seemingly favored stocks that offered secure near-term earnings, regardless of valuation. Versus the benchmark, stock picks in consumer discretionary disappointed, especially not owning online retailer and benchmark component Amazon.com. I declined to own Amazon because its stock traded at an extreme valuation and did not fit my investment approach. Security selection in energy also hampered results. Our foreign investments hurt as well, given a stronger dollar. In contrast, the fund benefited from picks among diversified financials stocks. Other individual detractors besides Amazon included social-networking company Facebook – an index member the fund did not hold – and QUALCOMM, a maker of communications equipment. On the positive side, the fund's top relative contributor was financial services giant JPMorgan Chase, which produced solid financial results, benefiting from its dominant competitive position. A stake in industrial conglomerate General Electric also added value, due to the company’s decision to exit most of its financial services businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.4
General Electric Co.	3.6	3.4
Apple, Inc.	3.4	3.7
Microsoft Corp.	3.2	3.0
Bank of America Corp.	2.9	2.5
Citigroup, Inc.	2.6	2.6
Chevron Corp.	2.2	2.0
Procter & Gamble Co.	2.1	1.8
Johnson & Johnson	2.0	1.7
Target Corp.	1.9	2.2
	28.1

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	22.3
Information Technology	21.3	21.4
Industrials	12.8	12.8
Health Care	11.7	10.5
Energy	9.7	8.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	98.1%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 11.7%

As of May 31, 2015*
Stocks	98.5%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.9%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.1%
Harley-Davidson, Inc.	9,300	$455
Diversified Consumer Services - 0.3%
H&R Block, Inc.	25,397	932
ServiceMaster Global Holdings, Inc. (a)	19,500	731
		1,663
Hotels, Restaurants & Leisure - 0.9%
Dunkin' Brands Group, Inc.	9,600	407
Las Vegas Sands Corp.	30,100	1,326
Yum! Brands, Inc.	40,961	2,970
		4,703
Household Durables - 0.2%
Tupperware Brands Corp.	21,500	1,221
Leisure Products - 0.2%
Mattel, Inc. (b)	39,100	972
Media - 4.4%
Comcast Corp. Class A (special) (non-vtg.)	157,229	9,597
Scripps Networks Interactive, Inc. Class A	49,872	2,833
Sinclair Broadcast Group, Inc. Class A	60,127	2,110
Time Warner, Inc.	90,418	6,327
Viacom, Inc. Class B (non-vtg.)	67,800	3,376
		24,243
Multiline Retail - 1.9%
Dillard's, Inc. Class A	2,000	150
Target Corp.	137,999	10,005
		10,155
Specialty Retail - 1.1%
Lowe's Companies, Inc.	76,057	5,826

TOTAL CONSUMER DISCRETIONARY		49,238

CONSUMER STAPLES - 7.8%
Beverages - 2.7%
Diageo PLC	101,447	2,910
PepsiCo, Inc.	30,043	3,009
The Coca-Cola Co.	212,084	9,039
		14,958
Food & Staples Retailing - 1.0%
CVS Health Corp.	33,651	3,166
Wal-Mart Stores, Inc.	6,200	365
Walgreens Boots Alliance, Inc.	22,182	1,864
		5,395
Food Products - 0.1%
Mead Johnson Nutrition Co. Class A	9,100	733
Household Products - 2.1%
Procter & Gamble Co.	149,435	11,184
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	3,600	303
Tobacco - 1.8%
British American Tobacco PLC sponsored ADR	30,776	3,562
Imperial Tobacco Group PLC	16,815	909
Philip Morris International, Inc.	63,338	5,535
		10,006

TOTAL CONSUMER STAPLES		42,579

ENERGY - 9.6%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	7,500	406
Ensco PLC Class A	105,241	1,802
Helmerich & Payne, Inc.	9,300	542
National Oilwell Varco, Inc.	29,400	1,098
Oceaneering International, Inc.	50,900	2,226
Schlumberger Ltd.	26,334	2,032
		8,106
Oil, Gas & Consumable Fuels - 8.1%
Apache Corp.	89,441	4,399
Cenovus Energy, Inc.	53,300	789
Chevron Corp.	128,863	11,768
ConocoPhillips Co.	58,800	3,178
EQT Midstream Partners LP	13,600	920
Foresight Energy LP	19,500	84
Golar LNG Ltd.	43,000	1,176
Imperial Oil Ltd.	118,100	3,836
Kinder Morgan, Inc.	92,800	2,187
Legacy Reserves LP	89,800	280
Markwest Energy Partners LP	41,505	1,992
PrairieSky Royalty Ltd. (b)	42,100	809
PrairieSky Royalty Ltd. rights(a)(c)	20,340	384
Suncor Energy, Inc.	283,390	7,830
The Williams Companies, Inc.	69,231	2,531
Williams Partners LP	69,920	1,917
		44,080

TOTAL ENERGY		52,186

FINANCIALS - 22.3%
Banks - 15.2%
Bank of America Corp.	901,442	15,712
Citigroup, Inc.	266,022	14,389
Comerica, Inc.	47,200	2,188
Commerce Bancshares, Inc.	17,325	796
Fifth Third Bancorp	67,300	1,391
JPMorgan Chase & Co.	342,043	22,810
Lloyds Banking Group PLC	240,500	264
M&T Bank Corp.	18,600	2,331
PNC Financial Services Group, Inc.	32,616	3,115
Regions Financial Corp.	274,500	2,783
Standard Chartered PLC:
rights 12/10/15 (a)	37,296	51
(United Kingdom)	130,536	1,095
SunTrust Banks, Inc.	134,435	5,837
U.S. Bancorp	149,330	6,554
UMB Financial Corp.	9,200	485
Wells Fargo & Co.	52,850	2,912
		82,713
Capital Markets - 5.4%
Ashmore Group PLC	36,000	137
Charles Schwab Corp.	118,513	3,995
Franklin Resources, Inc.	16,300	683
Invesco Ltd.	35,700	1,203
KKR & Co. LP	173,113	2,927
Morgan Stanley	128,630	4,412
Northern Trust Corp.	61,240	4,589
Oaktree Capital Group LLC Class A	20,100	981
PJT Partners, Inc. (a)	77	2
State Street Corp.	120,570	8,751
T. Rowe Price Group, Inc.	800	61
The Blackstone Group LP	41,100	1,284
TPG Specialty Lending, Inc.	6,553	113
		29,138
Insurance - 1.2%
ACE Ltd.	3,700	425
Marsh & McLennan Companies, Inc.	21,966	1,215
MetLife, Inc.	61,605	3,147
Principal Financial Group, Inc.	34,300	1,765
		6,552
Real Estate Investment Trusts - 0.3%
American Tower Corp.	7,500	745
Crown Castle International Corp.	4,600	395
First Potomac Realty Trust	9,872	115
Sabra Health Care REIT, Inc.	17,100	354
		1,609
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	83,790	1,194

TOTAL FINANCIALS		121,206

HEALTH CARE - 10.9%
Biotechnology - 1.8%
AbbVie, Inc.	39,200	2,279
Amgen, Inc.	23,692	3,817
Biogen, Inc. (a)	10,500	3,012
Intercept Pharmaceuticals, Inc. (a)	3,600	635
		9,743
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	54,526	2,449
Ansell Ltd.	20,366	321
Medtronic PLC	64,342	4,848
St. Jude Medical, Inc.	11,700	738
Zimmer Biomet Holdings, Inc.	24,090	2,433
		10,789
Health Care Providers & Services - 1.4%
Cardinal Health, Inc.	9,400	816
Express Scripts Holding Co. (a)	9,900	846
McKesson Corp.	24,833	4,702
Patterson Companies, Inc.	27,300	1,244
		7,608
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	33,600	1,405
Pharmaceuticals - 5.5%
Astellas Pharma, Inc.	44,700	629
Bristol-Myers Squibb Co.	13,700	918
GlaxoSmithKline PLC sponsored ADR	188,209	7,624
Johnson & Johnson	108,201	10,954
Novartis AG sponsored ADR	1,201	102
Shire PLC sponsored ADR	8,400	1,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	121,074	7,619
Theravance, Inc. (b)	29,900	277
		29,873

TOTAL HEALTH CARE		59,418

INDUSTRIALS - 12.8%
Aerospace & Defense - 2.2%
Meggitt PLC	47,906	279
Rolls-Royce Group PLC	71,700	654
The Boeing Co.	51,094	7,432
United Technologies Corp.	35,531	3,413
		11,778
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	5,100	344
PostNL NV (a)	351,100	1,173
United Parcel Service, Inc. Class B	76,179	7,847
		9,364
Airlines - 0.2%
Copa Holdings SA Class A	21,000	1,085
Building Products - 0.2%
Lennox International, Inc.	7,500	1,019
Commercial Services & Supplies - 0.5%
ADT Corp. (b)	74,383	2,638
Electrical Equipment - 1.0%
Eaton Corp. PLC	21,400	1,245
Emerson Electric Co.	49,200	2,460
Hubbell, Inc. Class B	18,412	1,828
		5,533
Industrial Conglomerates - 3.6%
General Electric Co.	653,093	19,554
Machinery - 0.7%
Cummins, Inc.	4,000	401
Deere & Co.	16,600	1,321
Donaldson Co., Inc.	23,500	738
IMI PLC	22,600	325
Pentair PLC	7,900	448
Xylem, Inc.	19,200	717
		3,950
Professional Services - 0.1%
Nielsen Holdings PLC	8,500	397
Road & Rail - 2.2%
CSX Corp.	154,033	4,379
J.B. Hunt Transport Services, Inc.	42,820	3,350
Kansas City Southern	17,605	1,601
Norfolk Southern Corp.	19,608	1,864
Union Pacific Corp.	7,600	638
		11,832
Trading Companies & Distributors - 0.4%
W.W. Grainger, Inc.	1,500	301
Watsco, Inc.	16,464	2,093
		2,394

TOTAL INDUSTRIALS		69,544

INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 3.1%
Cisco Systems, Inc.	282,171	7,689
QUALCOMM, Inc.	187,013	9,124
		16,813
Internet Software & Services - 3.3%
Alphabet, Inc.:
Class A (a)	11,858	9,046
Class C	10,153	7,540
Yahoo!, Inc. (a)	37,592	1,271
		17,857
IT Services - 5.5%
First Data Corp.	126,726	1,916
First Data Corp. Class A (a)	18,800	316
IBM Corp.	39,400	5,493
MasterCard, Inc. Class A	59,390	5,815
Paychex, Inc.	129,809	7,042
The Western Union Co.	37,461	707
Unisys Corp. (a)	77,900	1,002
Visa, Inc. Class A	100,340	7,928
		30,219
Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc.	5,400	333
Broadcom Corp. Class A	20,236	1,105
Marvell Technology Group Ltd.	71,400	633
Maxim Integrated Products, Inc.	41,100	1,593
		3,664
Software - 3.9%
Microsoft Corp.	323,573	17,586
Oracle Corp.	97,284	3,791
		21,377
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	156,078	18,464
EMC Corp.	211,900	5,370
HP, Inc.	53,800	675
Western Digital Corp.	13,800	861
		25,370

TOTAL INFORMATION TECHNOLOGY		115,300

MATERIALS - 3.1%
Chemicals - 2.7%
CF Industries Holdings, Inc.	20,800	960
E.I. du Pont de Nemours & Co.	26,331	1,773
LyondellBasell Industries NV Class A	13,400	1,284
Monsanto Co.	62,601	5,957
Potash Corp. of Saskatchewan, Inc.	86,100	1,743
Syngenta AG (Switzerland)	7,447	2,743
Tronox Ltd. Class A	17,751	103
		14,563
Containers & Packaging - 0.3%
Packaging Corp. of America	7,400	503
WestRock Co.	19,000	962
		1,465
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	61,100	500
Paper & Forest Products - 0.0%
International Paper Co.	4,200	176

TOTAL MATERIALS		16,704

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	110,709	5,032
UTILITIES - 0.4%
Electric Utilities - 0.4%
Exelon Corp.	67,700	1,849
PPL Corp.	8,400	286
		2,135
TOTAL COMMON STOCKS
(Cost $439,298)		533,342

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(d)	5,350	3
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00% (a)	14,154	4,175

TOTAL CONVERTIBLE PREFERRED STOCKS		4,178

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	2,679,030	4
TOTAL PREFERRED STOCKS
(Cost $4,022)		4,182
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	270	245
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 9.5% 4/15/19 (e)	697	722
Peabody Energy Corp. 4.75% 12/15/41	590	34
		756
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	790	684
TOTAL CONVERTIBLE BONDS
(Cost $2,089)		1,685
	Shares	Value (000s)

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.18% (f)	3,067,306	3,067
Fidelity Securities Lending Cash Central Fund, 0.22% (f)(g)	4,001,689	4,002
TOTAL MONEY MARKET FUNDS
(Cost $7,069)		7,069
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $452,478)		546,278
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(2,811)
NET ASSETS - 100%		$543,467

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,000 or 0.0% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $722,000 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series D	2/14/14	$91

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$48
Fidelity Securities Lending Cash Central Fund	69
Total	$117

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$49,241	$49,238	$--	$3
Consumer Staples	42,579	39,669	2,910	--
Energy	52,186	51,802	384	--
Financials	121,206	120,942	264	--
Health Care	63,593	62,964	629	--
Industrials	69,548	68,615	933	--
Information Technology	115,300	113,384	1,916	--
Materials	16,704	13,961	2,743	--
Telecommunication Services	5,032	5,032	--	--
Utilities	2,135	2,135	--	--
Corporate Bonds	1,685	--	1,685	--
Money Market Funds	7,069	7,069	--	--
Total Investments in Securities:	$546,278	$534,811	$11,464	$3

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.7%
Canada	2.7%
Israel	1.4%
Ireland	1.2%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,986) — See accompanying schedule: Unaffiliated issuers (cost $445,409)	$539,209
Fidelity Central Funds (cost $7,069)	7,069
Total Investments (cost $452,478)		$546,278
Cash		30
Receivable for investments sold		1,972
Receivable for fund shares sold		227
Dividends receivable		1,541
Interest receivable		33
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		1
Other receivables		2
Total assets		550,086
Liabilities
Payable for investments purchased
Regular delivery	$1,188
Delayed delivery	384
Payable for fund shares redeemed	480
Accrued management fee	204
Distribution and service plan fees payable	196
Other affiliated payables	113
Other payables and accrued expenses	52
Collateral on securities loaned, at value	4,002
Total liabilities		6,619
Net Assets		$543,467
Net Assets consist of:
Paid in capital		$413,267
Undistributed net investment income		6,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,817
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,786
Net Assets		$543,467
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($243,615 ÷ 9,242.84 shares)		$26.36
Maximum offering price per share (100/94.25 of $26.36)		$27.97
Class T:
Net Asset Value and redemption price per share ($179,813 ÷ 6,831.12 shares)		$26.32
Maximum offering price per share (100/96.50 of $26.32)		$27.27
Class B:
Net Asset Value and offering price per share ($4,693 ÷ 187.25 shares)(a)		$25.06
Class C:
Net Asset Value and offering price per share ($79,016 ÷ 3,170.45 shares)(a)		$24.92
Class I:
Net Asset Value, offering price and redemption price per share ($36,330 ÷ 1,353.11 shares)		$26.85

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$14,489
Interest		82
Income from Fidelity Central Funds		117
Total income		14,688
Expenses
Management fee	$2,581
Transfer agent fees	1,233
Distribution and service plan fees	2,515
Accounting and security lending fees	217
Custodian fees and expenses	48
Independent trustees' compensation	2
Registration fees	76
Audit	65
Legal	3
Interest	1
Miscellaneous	4
Total expenses before reductions	6,745
Expense reductions	(28)	6,717
Net investment income (loss)		7,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,819
Foreign currency transactions	(5)
Total net realized gain (loss)		33,814
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,437)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(48,443)
Net gain (loss)		(14,629)
Net increase (decrease) in net assets resulting from operations		$(6,658)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,971	$7,556
Net realized gain (loss)	33,814	44,197
Change in net unrealized appreciation (depreciation)	(48,443)	20,295
Net increase (decrease) in net assets resulting from operations	(6,658)	72,048
Distributions to shareholders from net investment income	(6,678)	(1,555)
Distributions to shareholders from net realized gain	(40,365)	(4,023)
Total distributions	(47,043)	(5,578)
Share transactions - net increase (decrease)	(16,615)	(32,125)
Total increase (decrease) in net assets	(70,316)	34,345
Net Assets
Beginning of period	613,783	579,438
End of period (including undistributed net investment income of $6,597 and undistributed net investment income of $6,680, respectively)	$543,467	$613,783

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.95	$25.87	$19.67	$17.00	$16.05
Income from Investment Operations
Net investment income (loss)A	.42	.40	.37	.33	.21
Net realized and unrealized gain (loss)	(.76)B	2.97	5.88	2.90	.78
Total from investment operations	(.34)	3.37	6.25	3.23	.99
Distributions from net investment income	(.36)	(.11)	(.05)	(.53)	(.04)
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.25)C	(.29)	(.05)	(.56)	(.04)
Net asset value, end of period	$26.36	$28.95	$25.87	$19.67	$17.00
Total ReturnD,E	(.96)%B	13.20%	31.86%	19.20%	6.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	1.01%	1.02%	1.05%	1.06%
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.05%	1.06%
Expenses net of all reductions	.98%	1.01%	1.00%	1.04%	1.05%
Net investment income (loss)	1.57%	1.48%	1.61%	1.75%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$244	$276	$255	$183	$170
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.10)%.

 C Total distributions of $2.25 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.91	$25.84	$19.68	$16.97	$16.02
Income from Investment Operations
Net investment income (loss)A	.35	.33	.32	.29	.17
Net realized and unrealized gain (loss)	(.76)B	2.97	5.89	2.89	.78
Total from investment operations	(.41)	3.30	6.21	3.18	.95
Distributions from net investment income	(.29)	(.05)	(.05)	(.44)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.18)C	(.23)	(.05)	(.47)	–
Net asset value, end of period	$26.32	$28.91	$25.84	$19.68	$16.97
Total ReturnD,E	(1.22)%B	12.91%	31.62%	18.93%	5.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.25%	1.25%	1.27%	1.29%
Expenses net of fee waivers, if any	1.23%	1.25%	1.25%	1.27%	1.29%
Expenses net of all reductions	1.23%	1.24%	1.23%	1.26%	1.28%
Net investment income (loss)	1.32%	1.24%	1.38%	1.53%	.99%
Supplemental Data
Net assets, end of period (in millions)	$180	$216	$214	$166	$158
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.36)%.

 C Total distributions of $2.18 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.58	$24.74	$18.95	$16.24	$15.41
Income from Investment Operations
Net investment income (loss)A	.19	.17	.18	.18	.08
Net realized and unrealized gain (loss)	(.74)B	2.85	5.65	2.78	.75
Total from investment operations	(.55)	3.02	5.83	2.96	.83
Distributions from net investment income	(.09)	–	(.04)	(.22)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(1.97)	(.18)	(.04)	(.25)	–
Net asset value, end of period	$25.06	$27.58	$24.74	$18.95	$16.24
Total ReturnC,D	(1.83)%B	12.30%	30.81%	18.31%	5.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.83%	1.81%	1.81%	1.81%
Expenses net of fee waivers, if any	1.82%	1.83%	1.81%	1.81%	1.81%
Expenses net of all reductions	1.82%	1.83%	1.80%	1.81%	1.80%
Net investment income (loss)	.73%	.65%	.82%	.99%	.47%
Supplemental Data
Net assets, end of period (in millions)	$5	$8	$12	$11	$13
Portfolio turnover rateG	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.97)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.51	$24.66	$18.87	$16.23	$15.39
Income from Investment Operations
Net investment income (loss)A	.21	.19	.19	.19	.08
Net realized and unrealized gain (loss)	(.73)B	2.84	5.64	2.77	.76
Total from investment operations	(.52)	3.03	5.83	2.96	.84
Distributions from net investment income	(.18)	–	(.04)	(.29)	–
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.07)C	(.18)	(.04)	(.32)	–
Net asset value, end of period	$24.92	$27.51	$24.66	$18.87	$16.23
Total ReturnD,E	(1.74)%B	12.38%	30.95%	18.33%	5.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.74%	1.74%	1.76%	1.78%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.76%	1.78%
Expenses net of all reductions	1.73%	1.74%	1.73%	1.76%	1.77%
Net investment income (loss)	.82%	.74%	.89%	1.04%	.50%
Supplemental Data
Net assets, end of period (in millions)	$79	$85	$74	$58	$53
Portfolio turnover rateH	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (1.88)%.

 C Total distributions of $2.07per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth & Income Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.47	$26.13	$19.79	$17.16	$16.19
Income from Investment Operations
Net investment income (loss)A	.50	.49	.43	.40	.27
Net realized and unrealized gain (loss)	(.78)B	3.03	5.97	2.91	.79
Total from investment operations	(.28)	3.52	6.40	3.31	1.06
Distributions from net investment income	(.45)	–	(.06)	(.65)	(.09)
Distributions from net realized gain	(1.88)	(.18)	–	(.03)	–
Total distributions	(2.34)C	(.18)	(.06)	(.68)	(.09)
Net asset value, end of period	$26.85	$29.47	$26.13	$19.79	$17.16
Total ReturnD	(.70)%B	13.56%	32.41%	19.59%	6.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.70%	.70%	.71%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.70%	.71%	.72%
Expenses net of all reductions	.70%	.70%	.68%	.70%	.71%
Net investment income (loss)	1.86%	1.78%	1.93%	2.09%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$36	$28	$24	$1,031	$1,017
Portfolio turnover rateG	35%	44%	48%	57%	123%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.04 per share. Excluding these litigation proceeds, the total return would have been (.84)%.

 C Total distributions of $2.34 per share is comprised of distributions from net investment income of $.454 and distributions from net realized gain of $1.883 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, certain conversion ratio adjustments, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$125,258
Gross unrealized depreciation	(34,114)
Net unrealized appreciation (depreciation) on securities	$91,144
Tax Cost	$455,134

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,575
Undistributed long-term capital gain	$32,493
Net unrealized appreciation (depreciation) on securities and other investments	$91,132

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$10,140	$ 1,555
Long-term Capital Gains	36,903	4,023
Total	$47,043	$ 5,578

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,351 and $257,454, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$649	$8
Class T	.25%	.25%	977	3
Class B	.75%	.25%	65	49
Class C	.75%	.25%	824	74
			$2,515	$134

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$72
Class T	17
Class B(a)	2
Class C(a)	8
$99

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$560.22
Class T	417.21
Class B	20.30
Class C	176.21
Class I	60.19
	$1,233

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,385.34%		$1

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2 and a portion of class-level operating expenses as follows:

Amount
Class A	$6
Class T	5
Class B	–(a)
Class C	2
Class I	3
$16

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$3,464	$1,111
Class T	2,191	444
Class B	27	–
Class C	567	–
Class I	429	–
Total	$6,678	$1,555
From net realized gain
Class A	$18,027	$1,766
Class T	14,122	1,470
Class B	575	82
Class C	5,855	550
Class I	1,786	155
Total	$40,365	$4,023

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,359	1,298	$36,064	$34,745
Reinvestment of distributions	778	102	19,973	2,583
Shares redeemed	(2,428)	(1,724)	(64,761)	(46,421)
Net increase (decrease)	(291)	(324)	$(8,724)	$(9,093)
Class T
Shares sold	490	589	$12,982	$15,822
Reinvestment of distributions	618	73	15,887	1,855
Shares redeemed	(1,760)	(1,477)	(46,877)	(39,516)
Net increase (decrease)	(652)	(815)	$(18,008)	$(21,839)
Class B
Shares sold	10	9	$251	$223
Reinvestment of distributions	23	3	570	76
Shares redeemed	(153)	(174)	(3,905)	(4,437)
Net increase (decrease)	(120)	(162)	$(3,084)	$(4,138)
Class C
Shares sold	460	544	$11,623	$13,842
Reinvestment of distributions	231	19	5,657	475
Shares redeemed	(620)	(478)	(15,418)	(12,168)
Net increase (decrease)	71	85	$1,862	$2,149
Class I
Shares sold	615	389	$16,671	$10,703
Reinvestment of distributions	71	5	1,846	137
Shares redeemed	(272)	(375)	(7,178)	(10,044)
Net increase (decrease)	414	19	$11,339	$796

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Growth & Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.98%
Actual		$1,000.00	$965.20	$4.83
Hypothetical-C		$1,000.00	$1,020.16	$4.96
Class T	1.23%
Actual		$1,000.00	$963.70	$6.05
Hypothetical-C		$1,000.00	$1,018.90	$6.23
Class B	1.81%
Actual		$1,000.00	$960.90	$8.90
Hypothetical-C		$1,000.00	$1,015.99	$9.15
Class C	1.73%
Actual		$1,000.00	$961.40	$8.51
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class I	.70%
Actual		$1,000.00	$966.50	$3.45
Hypothetical-C		$1,000.00	$1,021.56	$3.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/15	12/11/15	$0.390	$1.490
	01/11/16	01/08/16	$0.000	$0.075
Class T	12/14/15	12/11/15	$0.319	$1.490
	01/11/16	01/08/16	$0.000	$0.075
Class B	12/14/15	12/11/15	$0.082	$1.490
	01/11/16	01/08/16	$0.000	$0.075
Class C	12/14/15	12/11/15	$0.206	$1.490
	01/11/16	01/08/16	$0.000	$0.075

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $33,156,935, or, if subsequently determined to be different, the net capital gain of such year.

Class A , Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A , Class T, Class B and Class C designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth & Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and Class I ranked below its competitive median for 2014, the total expense ratio of Class B ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGAI-ANN-0116
1.539472.118

Fidelity Advisor® Series Equity Growth Fund Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Life of fundA
Fidelity Advisor® Series Equity Growth Fund	5.70%	8.30%

 A From June 6, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund on June 6, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$11,257
$11,441	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund saw a gain in the mid-single digits, modestly lagging the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, picks in food, beverage & tobacco, part of the consumer staples sector, weighed most on the fund's performance, largely due to the fund’s overweighting in Keurig Green Mountain – by far the largest individual detractor the past year. Keurig shares suffered partly due to the firm’s disappointing December 2014 launch of its second-generation brewing machine and subsequent consecutive quarters of lower-than-expected earnings and revenue. In November, the stock hit a nearly three-year low when an influential analyst reduced its forecast for Keurig’s sales due to lowered prices on its coffee brewers, decreased K-Cup volumes and weak demand for its new Kold machine. On the plus side, positioning in information technology's software & services industry was a big plus. From this group, the fund’s position in Facebook – the largest holding – was its biggest individual contributor by a wide margin. Facebook outperformed, partly in anticipation of second-quarter earnings that reflected a strong rise in advertising revenue and growth in the number of subscribers accessing its services on mobile devices. The firm continued to make progress with video advertising and announced new features geared toward small and medium-sized businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	11.5	8.8
Alphabet, Inc. Class A	6.6	3.3
Gilead Sciences, Inc.	5.5	6.1
Apple, Inc.	2.9	7.2
Amazon.com, Inc.	2.8	0.5
Salesforce.com, Inc.	2.8	2.3
Starbucks Corp.	2.7	1.9
Home Depot, Inc.	2.6	1.8
Danaher Corp.	2.4	1.8
Avago Technologies Ltd.	2.4	0.1
	42.2

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.0	36.5
Consumer Discretionary	16.7	14.9
Health Care	16.4	19.1
Industrials	10.6	11.9
Financials	6.8	7.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	96.4%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 14.8%

As of May 31, 2015*
Stocks	98.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 14.4%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 16.7%
Automobiles - 0.8%
Tesla Motors, Inc. (a)	30,900	$7,115,034
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	55,500	3,681,315
Houghton Mifflin Harcourt Co. (a)	73,500	1,452,360
Nord Anglia Education, Inc. (a)	42,221	896,352
ServiceMaster Global Holdings, Inc. (a)	164,800	6,176,704
		12,206,731
Hotels, Restaurants & Leisure - 4.0%
Buffalo Wild Wings, Inc. (a)	18,200	2,916,368
Chipotle Mexican Grill, Inc. (a)	5,200	3,013,660
Domino's Pizza, Inc.	66,600	7,157,502
Starbucks Corp.	418,500	25,691,715
		38,779,245
Household Durables - 0.9%
Harman International Industries, Inc.	63,800	6,581,608
Toll Brothers, Inc. (a)	66,200	2,461,316
		9,042,924
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	40,900	27,190,320
Netflix, Inc. (a)	51,000	6,289,830
NutriSystem, Inc.	38,600	885,484
Travelport Worldwide Ltd.	48,500	645,535
		35,011,169
Specialty Retail - 4.3%
AutoZone, Inc. (a)	3,500	2,743,195
Five Below, Inc. (a)	105,500	2,955,055
Home Depot, Inc.	186,700	24,995,396
L Brands, Inc.	27,100	2,585,611
Lowe's Companies, Inc.	50,400	3,860,640
MarineMax, Inc. (a)	65,600	1,190,640
Restoration Hardware Holdings, Inc. (a)	1,100	98,857
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	19,664	3,283,888
		41,713,282
Textiles, Apparel & Luxury Goods - 1.8%
Kate Spade & Co. (a)	374,223	7,499,429
NIKE, Inc. Class B	72,500	9,590,300
		17,089,729

TOTAL CONSUMER DISCRETIONARY		160,958,114

CONSUMER STAPLES - 3.3%
Beverages - 0.6%
Kweichow Moutai Co. Ltd.	21,780	729,535
The Coca-Cola Co.	105,900	4,513,458
		5,242,993
Food & Staples Retailing - 0.7%
CVS Health Corp.	46,800	4,403,412
Whole Foods Market, Inc.	83,800	2,442,770
		6,846,182
Food Products - 0.4%
Keurig Green Mountain, Inc.	81,400	4,265,360
Household Products - 0.3%
Procter & Gamble Co.	35,400	2,649,336
Personal Products - 1.3%
Avon Products, Inc.	98,800	340,860
Estee Lauder Companies, Inc. Class A	33,400	2,809,608
Herbalife Ltd. (a)	168,000	9,698,640
		12,849,108

TOTAL CONSUMER STAPLES		31,852,979

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd.	91,774	2,510,019
FINANCIALS - 6.8%
Banks - 0.9%
First Republic Bank	109,100	7,512,626
M&T Bank Corp.	8,000	1,002,640
		8,515,266
Capital Markets - 2.8%
BlackRock, Inc. Class A	13,100	4,764,732
E*TRADE Financial Corp. (a)	306,400	9,323,752
HFF, Inc.	62,800	2,158,436
Invesco Ltd.	97,100	3,271,299
JMP Group, Inc.	50,300	310,854
PJT Partners, Inc. (a)	7,885	184,824
The Blackstone Group LP	157,000	4,903,110
Virtus Investment Partners, Inc.	17,800	2,425,072
		27,342,079
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	18,600	2,494,074
McGraw Hill Financial, Inc.	89,000	8,585,830
MSCI, Inc. Class A	39,800	2,790,776
		13,870,680
Real Estate Investment Trusts - 0.6%
American Tower Corp.	58,900	5,853,482
Real Estate Management & Development - 0.9%
Realogy Holdings Corp. (a)	204,900	8,464,419
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	72,000	1,779,840

TOTAL FINANCIALS		65,825,766

HEALTH CARE - 16.4%
Biotechnology - 10.4%
Amgen, Inc.	61,400	9,891,540
BioMarin Pharmaceutical, Inc. (a)	58,300	5,560,071
Celgene Corp. (a)	58,200	6,369,990
Gilead Sciences, Inc.	500,100	52,990,596
Insmed, Inc. (a)	247,875	4,042,841
Medivation, Inc. (a)	268,500	11,352,180
Vertex Pharmaceuticals, Inc. (a)	83,500	10,801,560
		101,008,778
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	43,700	3,292,358
Novadaq Technologies, Inc. (a)	181,100	2,205,798
		5,498,156
Health Care Providers & Services - 0.3%
Express Scripts Holding Co. (a)	38,600	3,299,528
Pharmaceuticals - 5.1%
Astellas Pharma, Inc.	1,104,400	15,543,370
Teva Pharmaceutical Industries Ltd. sponsored ADR	192,200	12,095,146
Valeant Pharmaceuticals International, Inc. (Canada) (a)	237,100	21,367,318
		49,005,834

TOTAL HEALTH CARE		158,812,296

INDUSTRIALS - 10.6%
Aerospace & Defense - 1.3%
Textron, Inc.	106,600	4,548,622
TransDigm Group, Inc. (a)	34,600	8,118,198
		12,666,820
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	64,400	6,633,844
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR	94,380	7,257,822
Building Products - 0.8%
A.O. Smith Corp.	46,683	3,723,436
Caesarstone Sdot-Yam Ltd.	87,400	3,572,912
		7,296,348
Electrical Equipment - 0.8%
Acuity Brands, Inc.	18,100	4,178,928
AMETEK, Inc.	66,600	3,760,236
		7,939,164
Industrial Conglomerates - 3.3%
Danaher Corp.	242,900	23,413,131
Roper Industries, Inc.	45,500	8,803,795
		32,216,926
Professional Services - 1.6%
CEB, Inc.	14,700	1,135,869
Equifax, Inc.	15,400	1,717,100
Resources Connection, Inc.	97,425	1,778,006
Robert Half International, Inc.	88,400	4,524,312
WageWorks, Inc. (a)	141,600	6,023,664
		15,178,951
Road & Rail - 0.0%
Swift Transporation Co. (a)	14,600	233,162
Trading Companies & Distributors - 1.3%
HD Supply Holdings, Inc. (a)	376,100	11,896,043
Summit Ascent Holdings Ltd. (a)	1,840,000	873,314
		12,769,357

TOTAL INDUSTRIALS		102,192,394

INFORMATION TECHNOLOGY - 41.9%
Communications Equipment - 0.1%
QUALCOMM, Inc.	25,700	1,253,903
Electronic Equipment & Components - 0.2%
CDW Corp.	34,700	1,497,999
TE Connectivity Ltd.	6,786	455,273
		1,953,272
Internet Software & Services - 22.0%
58.com, Inc. ADR (a)	30,500	1,836,405
Alibaba Group Holding Ltd. sponsored ADR (a)	116,400	9,786,912
Alphabet, Inc.:
Class A (a)	83,400	63,621,690
Class C	15,212	11,296,431
Cvent, Inc. (a)	124,600	4,501,798
Demandware, Inc. (a)	54,100	2,767,215
Facebook, Inc. Class A (a)	1,064,400	110,953,056
Just Dial Ltd.	43,239	611,261
JUST EAT Ltd. (a)	235,622	1,563,559
Shopify, Inc. Class A	1,200	31,608
Textura Corp. (a)	141,914	3,427,223
Zillow Group, Inc. (a)(b)	21,400	557,042
Zillow Group, Inc. Class C (a)(b)	42,800	1,055,020
		212,009,220
IT Services - 3.4%
Cognizant Technology Solutions Corp. Class A (a)	155,700	10,055,106
Global Payments, Inc.	23,400	1,657,890
MasterCard, Inc. Class A	25,500	2,496,960
Visa, Inc. Class A	242,300	19,144,123
		33,354,079
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	175,200	22,854,840
Maxim Integrated Products, Inc.	52,414	2,032,091
Monolithic Power Systems, Inc.	53,648	3,665,768
		28,552,699
Software - 10.3%
Activision Blizzard, Inc.	91,500	3,445,890
Adobe Systems, Inc. (a)	155,800	14,249,468
Computer Modelling Group Ltd.	195,200	1,518,685
CyberArk Software Ltd. (a)(b)	73,900	3,199,131
Electronic Arts, Inc. (a)	276,600	18,750,714
Fleetmatics Group PLC (a)	106,100	6,334,170
HubSpot, Inc. (a)	61,000	3,306,810
Intuit, Inc.	19,500	1,953,900
Mobileye NV (a)(b)	140,800	6,138,880
Red Hat, Inc. (a)	101,200	8,238,692
Salesforce.com, Inc. (a)	334,500	26,656,305
ServiceNow, Inc. (a)	67,700	5,890,577
		99,683,222
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	234,300	27,717,690

TOTAL INFORMATION TECHNOLOGY		404,524,085

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	46,200	2,131,668
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	16,800	1,766,688
TOTAL COMMON STOCKS
(Cost $789,715,416)		930,574,009

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)
(Cost $769,617)	38,419	771,069

Money Market Funds - 5.0%
Fidelity Cash Central Fund, 0.18% (d)	42,173,536	42,173,536
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	5,733,450	5,733,450
TOTAL MONEY MARKET FUNDS
(Cost $47,906,986)		47,906,986
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $838,392,019)		979,252,064
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(14,334,384)
NET ASSETS - 100%		$964,917,680

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $771,069 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$769,617

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$53,161
Fidelity Securities Lending Cash Central Fund	105,626
Total	$158,787

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$160,958,114	$160,958,114	$--	$--
Consumer Staples	31,852,979	31,852,979	--	--
Energy	2,510,019	2,510,019	--	--
Financials	65,825,766	65,825,766	--	--
Health Care	158,812,296	143,268,926	15,543,370	--
Industrials	102,192,394	102,192,394	--	--
Information Technology	405,295,154	404,524,085	--	771,069
Materials	2,131,668	2,131,668	--	--
Telecommunication Services	1,766,688	1,766,688	--	--
Money Market Funds	47,906,986	47,906,986	--	--
Total Investments in Securities:	$979,252,064	$962,937,625	$15,543,370	$771,069

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.2%
Canada	2.6%
Singapore	2.4%
Cayman Islands	2.3%
Israel	2.0%
Ireland	1.9%
Japan	1.6%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $5,588,372) — See accompanying schedule: Unaffiliated issuers (cost $790,485,033)	$931,345,078
Fidelity Central Funds (cost $47,906,986)	47,906,986
Total Investments (cost $838,392,019)		$979,252,064
Receivable for investments sold		1,272,473
Receivable for fund shares sold		29,096
Dividends receivable		514,674
Distributions receivable from Fidelity Central Funds		20,863
Prepaid expenses		2,206
Other receivables		2,458
Total assets		981,093,834
Liabilities
Payable for fund shares redeemed	$9,851,815
Accrued management fee	385,770
Other affiliated payables	170,431
Other payables and accrued expenses	34,688
Collateral on securities loaned, at value	5,733,450
Total liabilities		16,176,154
Net Assets		$964,917,680
Net Assets consist of:
Paid in capital		$843,148,558
Undistributed net investment income		465,556
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,552,568)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		140,856,134
Net Assets, for 85,797,958 shares outstanding		$964,917,680
Net Asset Value, offering price and redemption price per share ($964,917,680 ÷ 85,797,958 shares)		$11.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$8,538,393
Income from Fidelity Central Funds		158,787
Total income		8,697,180
Expenses
Management fee
Basic fee	$5,185,752
Performance adjustment	(297,838)
Transfer agent fees	1,660,698
Accounting and security lending fees	318,423
Custodian fees and expenses	44,194
Independent trustees' compensation	4,021
Audit	37,698
Legal	2,328
Interest	1,044
Miscellaneous	2,917
Total expenses before reductions	6,959,237
Expense reductions	(36,498)	6,922,739
Net investment income (loss)		1,774,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,787,666)
Foreign currency transactions	(15,423)
Total net realized gain (loss)		(9,803,089)
Change in net unrealized appreciation (depreciation) on: Investment securities	67,262,698
Assets and liabilities in foreign currencies	(1,354)
Total change in net unrealized appreciation (depreciation)		67,261,344
Net gain (loss)		57,458,255
Net increase (decrease) in net assets resulting from operations		$59,232,696

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,774,441	$1,090,866
Net realized gain (loss)	(9,803,089)	(11,596,041)
Change in net unrealized appreciation (depreciation)	67,261,344	73,594,790
Net increase (decrease) in net assets resulting from operations	59,232,696	63,089,615
Distributions to shareholders from net investment income	(554,508)	–
Share transactions
Proceeds from sales of shares	190,823,867	1,022,916,685
Reinvestment of distributions	554,508	–
Cost of shares redeemed	(271,672,435)	(99,472,748)
Net increase (decrease) in net assets resulting from share transactions	(80,294,060)	923,443,937
Total increase (decrease) in net assets	(21,615,872)	986,533,552
Net Assets
Beginning of period	986,533,552	–
End of period (including undistributed net investment income of $465,556 and undistributed net investment income of $267,114, respectively)	$964,917,680	$986,533,552
Other Information
Shares
Sold	17,849,661	102,189,613
Issued in reinvestment of distributions	53,627	–
Redeemed	(24,778,896)	(9,516,047)
Net increase (decrease)	(6,875,608)	92,673,566

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Equity Growth Fund

Years ended November 30,	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.02	.01
Net realized and unrealized gain (loss)	.59	.64
Total from investment operations	.61	.65
Distributions from net investment income	(.01)	–
Net asset value, end of period	$11.25	$10.65
Total ReturnC,D	5.70%	6.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.77%G
Expenses net of fee waivers, if any	.74%	.77%G
Expenses net of all reductions	.73%	.77%G
Net investment income (loss)	.19%	.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$964,918	$986,534
Portfolio turnover rateH	65%	26%I,J

 A For the period June 6, 2014 (commencement of operations) to November 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency.The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$178,044,363
Gross unrealized depreciation	(39,068,883)
Net unrealized appreciation (depreciation) on securities	$138,975,480
Tax Cost	$840,276,584

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$465,556
Capital loss carryforward	$(17,668,003)
Net unrealized appreciation (depreciation) on securities and other investments	$138,971,569

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(17,668,003)

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$554,508	$0

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $589,827,785 and $719,249,767, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. The Fund's performance adjustment took effect in June 2015. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,561 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$14,419,286.37%		$1,044

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $246,500. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $105,626, including $1,631 from securities loaned to FCM.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,353 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,145.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Series Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Series Equity Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Series Equity Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Actual	.70%	$1,000.00	$1,015.30	$3.54
Hypothetical-C		$1,000.00	$1,021.56	$3.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Advisor Series Equity Growth Fund designates 87% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Fidelity Advisor Series Equity Growth Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section l(h)(ll)of the Internal Revenue Code.

The fund will notify shareholders in January 20l6 of amounts for use in preparing 20l5 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Series Equity Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Furthermore, the Board considered that the fund's management fee includes a performance adjustment component (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance adjustment took effect on June 1, 2015, after the periods shown in the chart above.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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AXM1-ANN-0116
1.9860268.101

Fidelity Advisor® Small Cap Fund Class Z Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. ©2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	4.59%	11.16%	8.31%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class Z on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

See previous page for additional information regarding the performance of Class Z.

Period Ending Values
$22,221	Fidelity Advisor® Small Cap Fund - Class Z
$20,242	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Harmon:  For the year, a majority of the fund's share classes (excluding sales charges, if applicable) outperformed the 3.51% gain of the benchmark Russell 2000® Index. Relative to the benchmark, the fund benefited from strong security selection in the information technology, materials and consumer staples sectors. Global Payments, a provider of payment technology services, was a standout contributor. Also adding value were positions in Stamps.com, which allows businesses and consumers to print their own postage, and Zensar Technologies, an Indian IT outsourcing company. The fund's foreign holdings contributed to performance, despite the strength of the U.S. dollar. Although stock selection in health care detracted, a position in outpatient surgical center provider AmSurg was an exception. In contrast, weak stock selection in consumer discretionary nicked results, especially a position in Fossil Group, a maker of watches and other fashion accessories that was weighed down by business challenges at customer Michael Kors. Other meaningful detractors were conference call services provider West, and Genesco, a shoe and hat retailer no longer held at period end. Of the stocks mentioned, only Global Payments, Zensar and Fossil were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
CDW Corp.	2.4	2.3
Primerica, Inc.	2.2	1.8
Syntel, Inc.	2.2	1.2
West Corp.	2.0	2.2
Zensar Technologies Ltd.	1.9	1.4
The Ensign Group, Inc.	1.9	1.8
Global Payments, Inc.	1.9	2.8
CNO Financial Group, Inc.	1.8	1.3
United Therapeutics Corp.	1.8	2.1
Zebra Technologies Corp. Class A	1.7	1.7
	19.8

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	21.4
Financials	21.3	21.0
Industrials	15.6	14.3
Health Care	13.1	14.4
Consumer Discretionary	8.9	14.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks, Investment Companies and Equity Futures	98.6%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 15.4%

As of May 31, 2015*
Stocks and Equity Futures	98.9%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.2%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Horizon Global Corp. (a)	292,022	$2,538
Diversified Consumer Services - 1.2%
Meiko Network Japan Co. Ltd. (b)	1,577,900	17,932
Tsukada Global Holdings, Inc. (b)(c)	2,800,000	18,583
		36,515
Household Durables - 0.8%
Tupperware Brands Corp. (c)	440,000	24,979
Leisure Products - 0.8%
Smith & Wesson Holding Corp. (a)	1,265,100	23,202
Media - 0.2%
Crown Media Holdings, Inc. Class A (a)	1,006,821	5,709
Specialty Retail - 5.3%
Aarons, Inc. Class A	1,072,000	26,017
Hibbett Sports, Inc. (a)(c)	800,000	26,248
Jumbo SA	303,981	3,099
Office Depot, Inc. (a)	6,514,200	42,929
Sally Beauty Holdings, Inc. (a)	1,000,000	25,860
Select Comfort Corp. (a)	1,400,000	33,068
Staples, Inc.	200,000	2,414
		159,635
Textiles, Apparel & Luxury Goods - 0.5%
Fossil Group, Inc. (a)(c)	400,000	15,388

TOTAL CONSUMER DISCRETIONARY		267,966

CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 2.7%
Ain Holdings, Inc.	115,000	5,409
Sundrug Co. Ltd.	400,000	25,768
Tsuruha Holdings, Inc.	425,000	37,977
United Natural Foods, Inc. (a)	300,000	13,173
		82,327
ENERGY - 2.1%
Energy Equipment & Services - 0.0%
Cathedral Energy Services Ltd. (b)	3,363,407	1,461
Oil, Gas & Consumable Fuels - 2.1%
Delek Logistics Partners LP	400,000	14,604
World Fuel Services Corp.	1,091,300	47,570
		62,174

TOTAL ENERGY		63,635

FINANCIALS - 20.8%
Banks - 5.9%
Allegiance Bancshares, Inc. (a)	119,542	2,925
Bank of the Ozarks, Inc.	500,000	27,140
ConnectOne Bancorp, Inc. (b)	1,550,000	30,241
First NBC Bank Holding Co. (a)(b)	1,026,364	43,456
German American Bancorp, Inc.	33,344	1,150
Investors Bancorp, Inc.	3,316,299	42,515
Wilshire Bancorp, Inc.	2,350,000	28,999
		176,426
Consumer Finance - 1.9%
Credit Acceptance Corp. (a)(c)	6,300	1,263
PRA Group, Inc. (a)(c)	800,000	33,048
SLM Corp. (a)	3,385,800	22,871
		57,182
Insurance - 7.9%
CNO Financial Group, Inc.	2,700,000	54,621
Enstar Group Ltd. (a)	150,000	23,117
Hanover Insurance Group, Inc.	226,842	19,191
James River Group Holdings Ltd.	617,952	19,836
National Western Life Group, Inc.	20,000	5,265
Primerica, Inc.	1,307,265	66,984
Reinsurance Group of America, Inc.	550,000	50,534
		239,548
Real Estate Investment Trusts - 2.4%
EPR Properties	330,000	18,493
MFA Financial, Inc.	3,900,000	27,222
VEREIT, Inc.	3,200,000	26,656
		72,371
Real Estate Management & Development - 0.5%
Relo Holdings Corp.	140,000	15,160
Thrifts & Mortgage Finance - 2.2%
BofI Holding, Inc. (a)(c)	2,400,000	48,072
Meridian Bancorp, Inc.	1,095,110	16,054
Oritani Financial Corp.	200,000	3,468
		67,594

TOTAL FINANCIALS		628,281

HEALTH CARE - 13.1%
Biotechnology - 1.8%
United Therapeutics Corp. (a)	350,000	53,421
Health Care Equipment & Supplies - 0.8%
Fukuda Denshi Co. Ltd.	125,000	6,651
The Cooper Companies, Inc.	115,000	16,819
		23,470
Health Care Providers & Services - 8.6%
Aceto Corp.	1,200,000	33,852
AmSurg Corp. (a)	313,000	26,311
Community Health Systems, Inc. (a)	1,600,000	46,304
HealthSouth Corp.	800,000	28,152
MEDNAX, Inc. (a)	300,000	21,411
Message Co. Ltd.	523,200	12,321
Providence Service Corp. (a)	600,000	29,052
Ryman Healthcare Group Ltd.	900,000	4,651
Sigma Pharmaceuticals Ltd.	3,000,000	1,888
The Ensign Group, Inc.	1,200,000	57,084
		261,026
Life Sciences Tools & Services - 0.6%
VWR Corp. (a)(c)	681,000	18,169
Pharmaceuticals - 1.3%
Jazz Pharmaceuticals PLC (a)	150,000	21,989
Sawai Pharmaceutical Co. Ltd.	300,000	17,206
		39,195

TOTAL HEALTH CARE		395,281

INDUSTRIALS - 15.6%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	1,050,000	31,973
Engility Holdings, Inc.	600,000	20,760
Moog, Inc. Class A (a)	400,000	26,428
Teledyne Technologies, Inc. (a)	200,000	18,502
		97,663
Commercial Services & Supplies - 5.6%
Coor Service Management Holding AB (a)	1,535,502	5,986
Deluxe Corp.	800,000	46,920
Mitie Group PLC	5,600,000	26,913
UniFirst Corp.	250,000	27,145
West Corp.	2,400,000	61,200
		168,164
Electrical Equipment - 1.2%
EnerSys	625,550	36,845
Machinery - 4.1%
Federal Signal Corp.	1,800,000	30,348
Hy-Lok Corp. (b)	700,000	15,207
Standex International Corp.	550,000	49,154
TriMas Corp. (a)	1,350,000	29,201
		123,910
Marine - 0.3%
SITC International Holdings Co. Ltd.	19,000,000	9,606
Professional Services - 0.7%
Benefit One, Inc.	1,150,000	21,692
Transportation Infrastructure - 0.5%
Wesco Aircraft Holdings, Inc. (a)	1,000,000	13,380

TOTAL INDUSTRIALS		471,260

INFORMATION TECHNOLOGY - 22.4%
Electronic Equipment & Components - 7.9%
Belden, Inc.	400,000	25,108
CDW Corp.	1,700,000	73,385
Insight Enterprises, Inc. (a)	1,400,000	37,492
SYNNEX Corp.	530,913	50,049
Zebra Technologies Corp. Class A (a)	650,000	52,130
		238,164
Internet Software & Services - 1.1%
Stamps.com, Inc. (a)	325,000	32,942
IT Services - 9.0%
Blackhawk Network Holdings, Inc. (a)	900,000	42,615
Cardtronics, Inc. (a)	1,000,000	37,610
EVERTEC, Inc.	1,365,000	23,451
Global Payments, Inc.	800,000	56,680
MoneyGram International, Inc. (a)	1,838,009	16,138
Perficient, Inc. (a)	800,000	13,984
Syntel, Inc. (a)	1,350,000	65,381
WEX, Inc. (a)	170,000	16,026
		271,885
Software - 4.4%
NIIT Technologies Ltd. (b)	3,800,000	32,572
Sword Group (b)	587,339	14,676
Verint Systems, Inc. (a)	620,000	29,047
Zensar Technologies Ltd. (b)	3,500,000	57,126
		133,421

TOTAL INFORMATION TECHNOLOGY		676,412

MATERIALS - 2.6%
Chemicals - 1.9%
Innospec, Inc.	200,000	11,680
PolyOne Corp.	1,300,000	46,774
		58,454
Paper & Forest Products - 0.7%
Neenah Paper, Inc.	300,000	19,941

TOTAL MATERIALS		78,395

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
APT Satellite Holdings Ltd.	3,150,000	2,669
Asia Satellite Telecommunications Holdings Ltd.	800,000	1,156
Vocus Communications Ltd. (c)	784,380	4,101
		7,926
Wireless Telecommunication Services - 0.1%
Cellcom Israel Ltd. (Israel) (a)	200,000	1,426
Partner Communications Co. Ltd. (a)	293,027	1,328
		2,754

TOTAL TELECOMMUNICATION SERVICES		10,680

UTILITIES - 0.1%
Gas Utilities - 0.1%
Star Gas Partners LP	600,000	4,632
TOTAL COMMON STOCKS
(Cost $2,121,588)		2,678,869

Investment Companies - 1.6%
iShares Russell 2000 Index ETF (c)
(Cost $48,715)	417,100	49,672
	Principal Amount (000s)(d)	Value (000s)

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.15% 1/28/16 to 2/25/16 (e)
(Cost $11,588)	11,590	11,588

Preferred Securities - 0.5%
FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $18,643)	$12,000	$13,780
	Shares	Value (000s)

Money Market Funds - 12.6%
Fidelity Cash Central Fund, 0.18% (h)	278,295,789	278,296
Fidelity Securities Lending Cash Central Fund, 0.22% (h)(i)	102,156,853	102,157
TOTAL MONEY MARKET FUNDS
(Cost $380,453)		380,453
TOTAL INVESTMENT PORTFOLIO - 103.8%
(Cost $2,580,987)		3,134,362
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(115,618)
NET ASSETS - 100%		$3,018,744

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
2,107 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	251,976	$6,815

The face value of futures purchased as a percentage of Net Assets is 8.3%

Currency Abbreviations

EUR – European Monetary Unit

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,588,000.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,780,000 or 0.5% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$355
Fidelity Securities Lending Cash Central Fund	292
Total	$647

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cathedral Energy Services Ltd.	$8,984	$376	$--	$453	$1,461
ConnectOne Bancorp, Inc.	--	30,386	--	276	30,241
First NBC Bank Holding Co.	29,120	8,512	--	--	43,456
Hy-Lok Corp.	19,901	--	--	212	15,207
Meiko Network Japan Co. Ltd.	16,216	--	--	403	17,932
NIIT Technologies Ltd.	23,245	--	--	566	32,572
Stamps.com, Inc.	40,163	--	37,361	--	--
Sword Group	12,905	--	--	668	14,676
The Ensign Group, Inc.	47,304	--	--	360	--
Tsukada Global Holdings, Inc.	17,524	--	--	206	18,583
Zensar Technologies Ltd.	33,225	--	--	614	57,126
Total	$248,587	$39,274	$37,361	$3,758	$231,254

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$267,966	$267,966	$--	$--
Consumer Staples	82,327	82,327	--	--
Energy	63,635	63,635	--	--
Financials	628,281	628,281	--	--
Health Care	395,281	395,281	--	--
Industrials	471,260	471,260	--	--
Information Technology	676,412	676,412	--	--
Materials	78,395	78,395	--	--
Telecommunication Services	10,680	10,680	--	--
Utilities	4,632	4,632	--	--
Investment Companies	49,672	49,672	--	--
U.S. Government and Government Agency Obligations	11,588	--	11,588	--
Preferred Securities	13,780	--	13,780	--
Money Market Funds	380,453	380,453	--	--
Total Investments in Securities:	$3,134,362	$3,108,994	$25,368	$--
Derivative Instruments:
Assets
Futures Contracts	$6,815	$6,815	$--	$--
Total Assets	$6,815	$6,815	$--	$--
Total Derivative Instruments:	$6,815	$6,815	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,815	$0
Total Equity Risk	6,815	0
Total Value of Derivatives	$6,815	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Japan	5.9%
India	3.0%
Bermuda	1.6%
Ireland	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $99,108) — See accompanying schedule: Unaffiliated issuers (cost $2,019,444)	$2,522,655
Fidelity Central Funds (cost $380,453)	380,453
Other affiliated issuers (cost $181,090)	231,254
Total Investments (cost $2,580,987)		$3,134,362
Receivable for investments sold		9,564
Receivable for fund shares sold		2,093
Dividends receivable		1,785
Distributions receivable from Fidelity Central Funds		86
Prepaid expenses		7
Other receivables		3
Total assets		3,147,900
Liabilities
Payable to custodian bank	$2,317
Payable for investments purchased	14,906
Payable for fund shares redeemed	5,140
Accrued management fee	2,123
Distribution and service plan fees payable	866
Payable for daily variation margin for derivative instruments	1,010
Other affiliated payables	575
Other payables and accrued expenses	62
Collateral on securities loaned, at value	102,157
Total liabilities		129,156
Net Assets		$3,018,744
Net Assets consist of:
Paid in capital		$2,219,498
Accumulated net investment loss		(3,498)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		242,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		560,136
Net Assets		$3,018,744
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,046,645 ÷ 37,972.4 shares)		$27.56
Maximum offering price per share (100/94.25 of $27.56)		$29.24
Class T:
Net Asset Value and redemption price per share ($888,348 ÷ 34,177.5 shares)		$25.99
Maximum offering price per share (100/96.50 of $25.99)		$26.93
Class B:
Net Asset Value and offering price per share ($21,075 ÷ 955.9 shares)(a)		$22.05
Class C:
Net Asset Value and offering price per share ($317,907 ÷ 14,168.4 shares)(a)		$22.44
Class I:
Net Asset Value, offering price and redemption price per share ($703,678 ÷ 23,780.2 shares)		$29.59
Class Z:
Net Asset Value, offering price and redemption price per share ($41,091 ÷ 1,391.4 shares)		$29.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends (including $3,758 earned from other affiliated issuers)		$32,816
Special dividends		6,860
Interest		163
Income from Fidelity Central Funds		647
Total income		40,486
Expenses
Management fee
Basic fee	$21,376
Performance adjustment	1,695
Transfer agent fees	6,233
Distribution and service plan fees	10,852
Accounting and security lending fees	911
Custodian fees and expenses	119
Independent trustees' compensation	13
Registration fees	138
Audit	62
Legal	10
Miscellaneous	18
Total expenses before reductions	41,427
Expense reductions	(157)	41,270
Net investment income (loss)		(784)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	256,467
Other affiliated issuers	25,828
Foreign currency transactions	(386)
Futures contracts	(9,056)
Total net realized gain (loss)		272,853
Change in net unrealized appreciation (depreciation) on: Investment securities	(159,608)
Assets and liabilities in foreign currencies	74
Futures contracts	6,738
Total change in net unrealized appreciation (depreciation)		(152,796)
Net gain (loss)		120,057
Net increase (decrease) in net assets resulting from operations		$119,273

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(784)	$1,228
Net realized gain (loss)	272,853	448,042
Change in net unrealized appreciation (depreciation)	(152,796)	(182,506)
Net increase (decrease) in net assets resulting from operations	119,273	266,764
Distributions to shareholders from net investment income	(1,701)	(1,611)
Distributions to shareholders from net realized gain	(353,938)	(400,188)
Total distributions	(355,639)	(401,799)
Share transactions - net increase (decrease)	204,314	(287,435)
Total increase (decrease) in net assets	(32,052)	(422,470)
Net Assets
Beginning of period	3,050,796	3,473,266
End of period (including accumulated net investment loss of $3,498 and $0, respectively)	$3,018,744	$3,050,796

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.85	$30.96	$22.45	$23.60	$24.35
Income from Investment Operations
Net investment income (loss)A	.02B	.04	.12C	(.03)	(.09)D
Net realized and unrealized gain (loss)	1.10	2.36	8.45	.79	.67
Total from investment operations	1.12	2.40	8.57	.76	.58
Distributions from net investment income	–	(.01)	(.05)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.51)	(.06)	(1.91)	(1.33)
Net asset value, end of period	$27.56	$29.85	$30.96	$22.45	$23.60
Total ReturnE,F	4.17%	9.06%	38.30%	3.87%	2.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of fee waivers, if any	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of all reductions	1.25%	.97%	1.00%	1.06%	1.31%
Net investment income (loss)	.07%B	.14%	.46%C	(.13)%	(.35)%D
Supplemental Data
Net assets, end of period (in millions)	$1,047	$1,097	$1,263	$1,212	$1,461
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.50) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.40	$29.69	$21.52	$22.75	$23.57
Income from Investment Operations
Net investment income (loss)A	(.04)B	(.02)	.06C	(.07)	(.13)D
Net realized and unrealized gain (loss)	1.04	2.23	8.13	.75	.64
Total from investment operations	1.00	2.21	8.19	.68	.51
Distributions from net investment income	–	–	(.01)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.50)	(.02)	(1.91)	(1.33)
Net asset value, end of period	$25.99	$28.40	$29.69	$21.52	$22.75
Total ReturnE,F	3.93%	8.79%	38.11%	3.64%	1.94%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of fee waivers, if any	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of all reductions	1.49%	1.20%	1.21%	1.25%	1.51%
Net investment income (loss)	(.16)%B	(.08)%	.25%C	(.33)%	(.55)%D
Supplemental Data
Net assets, end of period (in millions)	$888	$958	$1,113	$1,054	$1,244
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.70) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.73	$26.45	$19.27	$20.69	$21.66
Income from Investment Operations
Net investment income (loss)A	(.17)B	(.16)	(.08)C	(.18)	(.25)D
Net realized and unrealized gain (loss)	.90	1.94	7.26	.67	.61
Total from investment operations	.73	1.78	7.18	.49	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.05	$24.73	$26.45	$19.27	$20.69
Total ReturnE,F	3.35%	8.16%	37.26%	3.03%	1.39%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	1.80%	1.81%	1.85%	2.10%
Expenses net of fee waivers, if any	2.06%	1.80%	1.81%	1.85%	2.10%
Expenses net of all reductions	2.06%	1.79%	1.80%	1.84%	2.10%
Net investment income (loss)	(.74)%B	(.68)%	(.34)%C	(.92)%	(1.14)%D
Supplemental Data
Net assets, end of period (in millions)	$21	$31	$40	$40	$55
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.10	$26.77	$19.50	$20.90	$21.87
Income from Investment Operations
Net investment income (loss)A	(.16)B	(.15)	(.07)C	(.17)	(.24)D
Net realized and unrealized gain (loss)	.91	1.98	7.34	.68	.60
Total from investment operations	.75	1.83	7.27	.51	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.44	$25.10	$26.77	$19.50	$20.90
Total ReturnE,F	3.38%	8.26%	37.28%	3.10%	1.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of fee waivers, if any	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of all reductions	2.01%	1.73%	1.75%	1.80%	2.05%
Net investment income (loss)	(.69)%B	(.62)%	(.29)%C	(.88)%	(1.10)%D
Supplemental Data
Net assets, end of period (in millions)	$318	$317	$334	$284	$328
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.91) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.25) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$32.73	$23.73	$24.77	$25.42
Income from Investment Operations
Net investment income (loss)A	.10B	.13	.21C	.04	(.01)D
Net realized and unrealized gain (loss)	1.18	2.50	8.94	.83	.69
Total from investment operations	1.28	2.63	9.15	.87	.68
Distributions from net investment income	(.08)	(.06)	(.13)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.49)	(3.56)	(.15)E	(1.91)	(1.33)
Net asset value, end of period	$29.59	$31.80	$32.73	$23.73	$24.77
Total ReturnF	4.46%	9.33%	38.79%	4.15%	2.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	.70%	.71%	.75%	1.01%
Expenses net of fee waivers, if any	.99%	.70%	.71%	.75%	1.01%
Expenses net of all reductions	.99%	.70%	.70%	.74%	1.00%
Net investment income (loss)	.34%B	.41%	.76%C	.18%	(.05)%D
Supplemental Data
Net assets, end of period (in millions)	$704	$627	$718	$1,141	$1,314
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.014 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$31.76	$32.74	$29.79
Income from Investment Operations
Net investment income (loss)B	.14C	.17	.02D
Net realized and unrealized gain (loss)	1.17	2.51	2.93
Total from investment operations	1.31	2.68	2.95
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(3.41)	(3.50)	–
Total distributions	(3.54)E	(3.66)	–
Net asset value, end of period	$29.53	$31.76	$32.74
Total ReturnF,G	4.59%	9.52%	9.90%
Ratios to Average Net AssetsH,I
Expenses before reductions	.84%	.55%	.56%J
Expenses net of fee waivers, if any	.84%	.55%	.56%J
Expenses net of all reductions	.84%	.54%	.55%J
Net investment income (loss)	.48%C	.57%	.26%D,J
Supplemental Data
Net assets, end of period (in millions)	$41	$20	$5
Portfolio turnover rateK	33%	39%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 E Total distributions of $3.54 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $3.406 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$739,926
Gross unrealized depreciation	(185,981)
Net unrealized appreciation (depreciation) on securities	$553,945
Tax Cost	$2,580,417

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$248,855
Net unrealized appreciation (depreciation) on securities and other investments	$553,891

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$1,701	$ 1,611
Long-term Capital Gains	353,938	400,188
Total	$355,639	$ 401,799

The Fund intends to elect to defer to its next fiscal year $3,499 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,056) and a change in net unrealized appreciation (depreciation) of $6,738 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $924,163 and $1,325,153, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,694	$12
Class T	.25%	.25%	4,668	-
Class B	.75%	.25%	269	202
Class C	.75%	.25%	3,221	196
			$10,852	$410

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$174
Class T	29
Class B(a)	9
Class C(a)	16
$228

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,307.21
Class T	1,826.20
Class B	72.27
Class C	718.22
Class I	1,291.20
Class Z	19.05
	$6,233

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $17,865. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13 and a portion of class-level operating expenses as follows:

Amount
Class A	$26
Class T	23
Class B	1
Class C	7
Class I	17
$74

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–(a)	$284
Class I	1,619	1,305
Class Z	82	22
Total	$1,701	$1,611
From net realized gain
Class A	$123,666	$142,771
Class T	113,567	131,371
Class B	4,225	5,267
Class C	42,961	43,783
Class I	67,403	76,492
Class Z	2,116	504
Total	$353,938	$400,188

 (a) In the amount of less than five hundred dollars.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	7,266	5,882	$201,961	$166,699
Reinvestment of distributions	4,474	4,985	119,319	134,212
Shares redeemed	(10,527)	(14,908)	(292,656)	(422,262)
Net increase (decrease)	1,213	(4,041)	$28,624	$(121,351)
Class T
Shares sold	6,096	5,277	$160,232	$141,817
Reinvestment of distributions	4,384	4,931	110,516	126,640
Shares redeemed	(10,046)	(13,972)	(263,505)	(376,684)
Net increase (decrease)	434	(3,764)	$7,243	$(108,227)
Class B
Shares sold	21	13	$461	$288
Reinvestment of distributions	189	220	4,069	4,958
Shares redeemed	(510)	(484)	(11,385)	(11,378)
Net increase (decrease)	(300)	(251)	$(6,855)	$(6,132)
Class C
Shares sold	1,967	1,271	$44,618	$30,236
Reinvestment of distributions	1,812	1,754	39,668	40,042
Shares redeemed	(2,262)	(2,841)	(51,403)	(67,748)
Net increase (decrease)	1,517	184	$32,883	$2,530
Class I
Shares sold	8,618	5,735	$256,826	$172,958
Reinvestment of distributions	2,131	2,348	60,822	67,135
Shares redeemed	(6,687)	(10,306)	(197,913)	(308,759)
Net increase (decrease)	4,062	(2,223)	$119,735	$(68,666)
Class Z
Shares sold	1,152	611	$33,575	$18,714
Reinvestment of distributions	77	18	2,198	526
Shares redeemed	(454)	(159)	(13,089)	(4,829)
Net increase (decrease)	775	470	$22,684	$14,411

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Small Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.41%
Actual		$1,000.00	$964.60	$6.94
Hypothetical-C		$1,000.00	$1,018.00	$7.13
Class T	1.64%
Actual		$1,000.00	$963.70	$8.07
Hypothetical-C		$1,000.00	$1,016.85	$8.29
Class B	2.24%
Actual		$1,000.00	$961.20	$11.01
Hypothetical-C		$1,000.00	$1,013.84	$11.31
Class C	2.16%
Actual		$1,000.00	$961.40	$10.62
Hypothetical-C		$1,000.00	$1,014.24	$10.91
Class I	1.13%
Actual		$1,000.00	$966.00	$5.57
Hypothetical-C		$1,000.00	$1,019.40	$5.72
Class Z	.97%
Actual		$1,000.00	$966.90	$4.78
Hypothetical-C		$1,000.00	$1,020.21	$4.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$ 0.00	$0.278

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $280,500,766 or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Small Cap Fund

2014 Total Return % vs. Morningstar Small Blend and Russell 2000:

10.7
9.7
8.7
7.7
6.7
5.7
4.7
3.7
2.7
1.7
9.0
7.8
4.9
6.2
2.1
1 Year
84
79
74
69
64
59
54
49
44
69.4
60.6
55.4
73.2
56.7
3 Year
127
117
107
97
87
77
67
57
105.9
81.2
71.7
113.1
88.2
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten

Class A	94%	32%	13%
Class B	90%	23%	8%
Class C	90%	23%	9%
Class I	95%	34%	15%
Class T	93%	29%	12%
Class Z	96%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCFZ-ANN-0116
1.9585488.102

Fidelity® Value Strategies Fund (A Class of Fidelity Advisor® Value Strategies Fund) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. ©2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund	1.35%	11.91%	7.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund, a class of the fund, on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$19,883	Fidelity® Value Strategies Fund
$21,688	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Tom Soviero:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained modestly, beating the -1.00% return of the benchmark Russell Midcap® Value Index. Security selection drove performance versus the benchmark, especially picks in the consumer discretionary, materials and energy sectors. Underweighting energy also helped. Our biggest individual contributor was top holding LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company dependent on natural-gas derivatives. Although Lyondell lost its cost advantage when oil prices plunged early in the period, the quality of its assets and strong free cash flow lifted the stock. Another standout was Cott, which bought a water company, diluting its dependence on carbonated beverages and boosting its earnings-growth prospects. Additionally, the fund’s foreign holdings bolstered performance despite the stronger U.S. dollar. By contrast, stock picks in information technology and health care, as well as a sizable underweighting in financials, detracted. Disappointments included Micron Technology, a semiconductor company hurt by more capacity coming online as industry demand slowed. Lastly, not owning for-profit health insurer and index component Cigna hurt. Lyondell, Cott and Micron were all non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.5	5.3
Bank of America Corp.	4.1	3.6
Apple, Inc.	3.4	4.8
General Motors Co.	3.3	3.0
Citigroup, Inc.	3.0	0.8
Delphi Automotive PLC	3.0	4.1
U.S. Bancorp	2.7	2.4
Cott Corp.	2.6	2.2
Universal Health Services, Inc. Class B	2.4	2.3
Boston Scientific Corp.	2.3	2.1
	33.3

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	23.0
Financials	15.2	12.8
Health Care	14.5	16.3
Materials	10.0	8.6
Information Technology	8.1	13.7

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks	88.9%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Foreign investments - 15.9%

As of May 31, 2015 *
Stocks	97.1%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.5%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 3.3%
Delphi Automotive PLC	474,177	$41,671
Tenneco, Inc. (a)	90,224	4,861
		46,532
Automobiles - 3.3%
General Motors Co.	1,284,836	46,511
Diversified Consumer Services - 1.3%
Service Corp. International	691,750	19,265
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	227,420	12,808
Wyndham Worldwide Corp.	199,867	15,174
		27,982
Household Durables - 4.1%
CalAtlantic Group, Inc.	527,581	22,211
Lennar Corp. Class A (b)	424,700	21,749
PulteGroup, Inc.	744,504	14,503
		58,463
Leisure Products - 3.1%
Hasbro, Inc.	266,797	19,500
Vista Outdoor, Inc. (a)	557,700	24,567
		44,067
Media - 1.1%
Omnicom Group, Inc.	120,112	8,879
Regal Entertainment Group Class A (b)	330,800	6,203
		15,082
Specialty Retail - 1.4%
Asbury Automotive Group, Inc. (a)	111,241	8,354
GameStop Corp. Class A (b)	313,213	10,972
		19,326
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	36,500	3,332

TOTAL CONSUMER DISCRETIONARY		280,560

CONSUMER STAPLES - 5.9%
Beverages - 2.6%
Cott Corp.	3,511,564	36,787
Food & Staples Retailing - 1.6%
CVS Health Corp.	237,100	22,309
Food Products - 0.9%
Calavo Growers, Inc.	232,028	13,128
Household Products - 0.8%
Procter & Gamble Co.	142,100	10,635

TOTAL CONSUMER STAPLES		82,859

ENERGY - 3.3%
Energy Equipment & Services - 0.5%
Halliburton Co.	183,600	7,316
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	117,100	6,329
EP Energy Corp. (a)(b)	274,600	1,554
HollyFrontier Corp.	76,400	3,673
Kinder Morgan, Inc.	170,400	4,016
Valero Energy Corp.	327,300	23,520
		39,092

TOTAL ENERGY		46,408

FINANCIALS - 15.2%
Banks - 13.9%
Bank of America Corp.	3,355,213	58,481
CIT Group, Inc.	157,349	6,760
Citigroup, Inc.	796,323	43,073
JPMorgan Chase & Co.	314,200	20,951
Regions Financial Corp.	778,163	7,891
U.S. Bancorp	862,484	37,854
Wells Fargo & Co.	377,370	20,793
		195,803
Capital Markets - 0.6%
PJT Partners, Inc. (a)	6,685	157
The Blackstone Group LP	267,400	8,351
		8,508
Insurance - 0.7%
AFLAC, Inc.	158,186	10,320

TOTAL FINANCIALS		214,631

HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 5.5%
Alere, Inc. (a)	172,283	7,110
Boston Scientific Corp. (a)	1,785,400	32,637
St. Jude Medical, Inc.	463,300	29,234
Zimmer Biomet Holdings, Inc.	87,600	8,848
		77,829
Health Care Providers & Services - 3.2%
DaVita HealthCare Partners, Inc. (a)	158,496	11,577
Universal Health Services, Inc. Class B	278,914	33,894
		45,471
Life Sciences Tools & Services - 0.8%
PerkinElmer, Inc.	207,500	11,031
Pharmaceuticals - 5.0%
Johnson & Johnson	187,800	19,013
Merck & Co., Inc.	390,800	20,716
Sanofi SA sponsored ADR	720,344	31,854
		71,583

TOTAL HEALTH CARE		205,914

INDUSTRIALS - 7.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	180,022	17,116
Honeywell International, Inc.	139,500	14,501
Orbital ATK, Inc.	278,850	23,956
Textron, Inc.	223,717	9,546
		65,119
Machinery - 1.8%
Deere & Co. (b)	164,900	13,121
Ingersoll-Rand PLC	208,100	12,209
		25,330
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)	557,200	8,837
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	467,200	9,793

TOTAL INDUSTRIALS		109,079

INFORMATION TECHNOLOGY - 8.1%
IT Services - 0.7%
Fidelity National Information Services, Inc.	165,730	10,552
Semiconductors & Semiconductor Equipment - 2.3%
Cypress Semiconductor Corp. (b)	1,507,475	16,311
Micron Technology, Inc. (a)	559,183	8,908
ON Semiconductor Corp. (a)	646,970	7,091
		32,310
Software - 1.7%
Microsoft Corp.	429,324	23,334
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	407,860	48,250

TOTAL INFORMATION TECHNOLOGY		114,446

MATERIALS - 10.0%
Chemicals - 8.8%
Ashland, Inc.	83,100	9,361
Axiall Corp.	284,126	5,921
LyondellBasell Industries NV Class A	965,892	92,551
PPG Industries, Inc.	154,592	16,347
		124,180
Containers & Packaging - 1.2%
WestRock Co.	347,900	17,614

TOTAL MATERIALS		141,794

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc. (a)	558,139	28,370
UTILITIES - 2.4%
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. (a)	567,563	8,389
Dynegy, Inc. (a)	441,400	7,115
		15,504
Multi-Utilities - 1.3%
Sempra Energy	179,639	17,826

TOTAL UTILITIES		33,330

TOTAL COMMON STOCKS
(Cost $794,484)		1,257,391
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Peabody Energy Corp. 6.25% 11/15/21 (Cost $14,230)	15,405	2,426
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.18% (c)	23,178,091	23,178
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	30,384,778	30,385
TOTAL MONEY MARKET FUNDS
(Cost $53,563)		53,563
TOTAL INVESTMENT PORTFOLIO - 92.8%
(Cost $862,277)		1,313,380
NET OTHER ASSETS (LIABILITIES) - 7.2%		101,256
NET ASSETS - 100%		$1,414,636

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$50
Fidelity Securities Lending Cash Central Fund	791
Total	$841

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$280,560	$280,560	$--	$--
Consumer Staples	82,859	82,859	--	--
Energy	46,408	46,408	--	--
Financials	214,631	214,631	--	--
Health Care	205,914	205,914	--	--
Industrials	109,079	109,079	--	--
Information Technology	114,446	114,446	--	--
Materials	141,794	141,794	--	--
Telecommunication Services	28,370	28,370	--	--
Utilities	33,330	33,330	--	--
Corporate Bonds	2,426	--	2,426	--
Money Market Funds	53,563	53,563	--	--
Total Investments in Securities:	$1,313,380	$1,310,954	$2,426	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	6.5%
Bailiwick of Jersey	3.0%
Canada	2.6%
France	2.2%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $29,334) — See accompanying schedule: Unaffiliated issuers (cost $808,714)	$1,259,817
Fidelity Central Funds (cost $53,563)	53,563
Total Investments (cost $862,277)		$1,313,380
Receivable for investments sold		379
Receivable for fund shares sold		131,840
Dividends receivable		2,389
Interest receivable		43
Distributions receivable from Fidelity Central Funds		52
Prepaid expenses		3
Other receivables		13
Total assets		1,448,099
Liabilities
Payable for fund shares redeemed	$2,215
Accrued management fee	358
Distribution and service plan fees payable	211
Other affiliated payables	250
Other payables and accrued expenses	44
Collateral on securities loaned, at value	30,385
Total liabilities		33,463
Net Assets		$1,414,636
Net Assets consist of:
Paid in capital		$1,086,894
Undistributed net investment income		12,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		451,103
Net Assets		$1,414,636
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($215,141 ÷ 5,514.662 shares)		$39.01
Maximum offering price per share (100/94.25 of $39.01)		$41.39
Class T:
Net Asset Value and redemption price per share ($294,097 ÷ 7,279.753 shares)		$40.40
Maximum offering price per share (100/96.50 of $40.40)		$41.87
Class B:
Net Asset Value and offering price per share ($3,911 ÷ 110.061 shares)(a)		$35.53
Class C:
Net Asset Value and offering price per share ($49,140 ÷ 1,399.392 shares)(a)		$35.12
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($715,837 ÷ 16,373.120 shares)		$43.72
Class K:
Net Asset Value, offering price and redemption price per share ($71,635 ÷ 1,637.769 shares)		$43.74
Class I:
Net Asset Value, offering price and redemption price per share ($64,875 ÷ 1,555.559 shares)		$41.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$24,333
Interest		1,276
Income from Fidelity Central Funds		841
Total income		26,450
Expenses
Management fee
Basic fee	$7,974
Performance adjustment	(1,933)
Transfer agent fees	2,877
Distribution and service plan fees	2,725
Accounting and security lending fees	465
Custodian fees and expenses	15
Independent trustees' compensation	6
Registration fees	109
Audit	65
Legal	6
Miscellaneous	11
Total expenses before reductions	12,320
Expense reductions	(77)	12,243
Net investment income (loss)		14,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,277
Foreign currency transactions	14
Total net realized gain (loss)		117,291
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,534)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		(113,531)
Net gain (loss)		3,760
Net increase (decrease) in net assets resulting from operations		$17,967

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,207	$12,033
Net realized gain (loss)	117,291	6,319
Change in net unrealized appreciation (depreciation)	(113,531)	112,825
Net increase (decrease) in net assets resulting from operations	17,967	131,177
Distributions to shareholders from net investment income	(11,929)	(10,331)
Distributions to shareholders from net realized gain	(1,090)	–
Total distributions	(13,019)	(10,331)
Share transactions - net increase (decrease)	(175,423)	(53,813)
Total increase (decrease) in net assets	(170,475)	67,033
Net Assets
Beginning of period	1,585,111	1,518,078
End of period (including undistributed net investment income of $12,741 and undistributed net investment income of $11,706, respectively)	$1,414,636	$1,585,111

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$36.02	$27.62	$22.71	$23.11
Income from Investment Operations
Net investment income (loss)A	.35	.25	.23	–B	.13C
Net realized and unrealized gain (loss)	.06	2.87	8.25	5.03	(.49)
Total from investment operations	.41	3.12	8.48	5.03	(.36)
Distributions from net investment income	(.28)D	(.23)	(.08)	(.12)	(.03)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.31)	(.23)	(.08)	(.12)	(.04)
Net asset value, end of period	$39.01	$38.91	$36.02	$27.62	$22.71
Total ReturnE,F	1.07%	8.74%	30.77%	22.29%	(1.57)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of fee waivers, if any	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of all reductions	.93%	.96%	1.03%	1.21%	1.17%
Net investment income (loss)	.89%	.68%	.73%	- %B	.51%C
Supplemental Data
Net assets, end of period (in millions)	$215	$233	$243	$203	$190
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.28	$37.28	$28.58	$23.48	$23.90
Income from Investment Operations
Net investment income (loss)A	.28	.18	.18	(.05)B	.08C
Net realized and unrealized gain (loss)	.06	2.98	8.54	5.22	(.50)
Total from investment operations	.34	3.16	8.72	5.17	(.42)
Distributions from net investment income	(.19)D	(.16)	(.02)	(.07)	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.22)	(.16)	(.02)	(.07)	–
Net asset value, end of period	$40.40	$40.28	$37.28	$28.58	$23.48
Total ReturnE,F	.86%	8.51%	30.52%	22.08%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.15%	1.17%	1.23%	1.38%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.23%	1.38%	1.35%
Expenses net of all reductions	1.14%	1.17%	1.22%	1.38%	1.35%
Net investment income (loss)	.68%	.47%	.54%	(.17)%B	.33%C
Supplemental Data
Net assets, end of period (in millions)	$294	$324	$335	$283	$274
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.44	$32.86	$25.34	$20.87	$21.37
Income from Investment Operations
Net investment income (loss)A	.02	(.05)	(.02)	(.18)B	(.06)C
Net realized and unrealized gain (loss)	.07	2.63	7.54	4.65	(.44)
Total from investment operations	.09	2.58	7.52	4.47	(.50)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$35.53	$35.44	$32.86	$25.34	$20.87
Total ReturnD,E	.25%	7.85%	29.68%	21.42%	(2.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%	1.78%	1.83%	1.97%	1.93%
Expenses net of fee waivers, if any	1.76%	1.78%	1.83%	1.97%	1.93%
Expenses net of all reductions	1.76%	1.78%	1.82%	1.97%	1.93%
Net investment income (loss)	.06%	(.14)%	(.07)%	(.76)%B	(.25)%C
Supplemental Data
Net assets, end of period (in millions)	$4	$7	$11	$13	$16
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.07	$32.52	$25.06	$20.64	$21.13
Income from Investment Operations
Net investment income (loss)A	.05	(.03)	(.01)	(.17)B	(.05)C
Net realized and unrealized gain (loss)	.07	2.60	7.47	4.59	(.44)
Total from investment operations	.12	2.57	7.46	4.42	(.49)
Distributions from net investment income	(.04)D	(.02)	–	–	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.07)	(.02)	–	–	–
Net asset value, end of period	$35.12	$35.07	$32.52	$25.06	$20.64
Total ReturnE,F	.33%	7.91%	29.77%	21.41%	(2.32)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%	1.72%	1.78%	1.95%	1.92%
Expenses net of fee waivers, if any	1.69%	1.72%	1.78%	1.95%	1.92%
Expenses net of all reductions	1.69%	1.72%	1.77%	1.95%	1.92%
Net investment income (loss)	.13%	(.08)%	(.02)%	(.75)%B	(.24)%C
Supplemental Data
Net assets, end of period (in millions)	$49	$53	$54	$43	$40
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.56	$40.28	$30.89	$25.37	$25.80
Income from Investment Operations
Net investment income (loss)A	.51	.40	.37	.09B	.22C
Net realized and unrealized gain (loss)	.07	3.21	9.20	5.62	(.54)
Total from investment operations	.58	3.61	9.57	5.71	(.32)
Distributions from net investment income	(.39)D	(.33)	(.18)	(.19)	(.10)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.33)	(.18)	(.19)	(.11)
Net asset value, end of period	$43.72	$43.56	$40.28	$30.89	$25.37
Total ReturnE	1.35%	9.05%	31.14%	22.69%	(1.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.69%	.73%	.89%	.88%
Expenses net of fee waivers, if any	.67%	.69%	.73%	.89%	.88%
Expenses net of all reductions	.66%	.69%	.72%	.89%	.88%
Net investment income (loss)	1.16%	.95%	1.03%	.31%B	.80%C
Supplemental Data
Net assets, end of period (in millions)	$716	$786	$681	$396	$284
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividends which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class K

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.57	$40.28	$30.89	$25.38	$25.82
Income from Investment Operations
Net investment income (loss)A	.58	.47	.43	.14B	.28C
Net realized and unrealized gain (loss)	.07	3.20	9.18	5.61	(.55)
Total from investment operations	.65	3.67	9.61	5.75	(.27)
Distributions from net investment income	(.45)D	(.38)	(.22)	(.24)	(.16)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.48)	(.38)	(.22)	(.24)	(.17)
Net asset value, end of period	$43.74	$43.57	$40.28	$30.89	$25.38
Total ReturnE	1.51%	9.21%	31.34%	22.93%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.53%	.58%	.71%	.68%
Expenses net of fee waivers, if any	.51%	.53%	.58%	.71%	.68%
Expenses net of all reductions	.51%	.53%	.57%	.71%	.68%
Net investment income (loss)	1.31%	1.11%	1.18%	.50%B	1.00%C
Supplemental Data
Net assets, end of period (in millions)	$72	$97	$119	$70	$47
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$38.46	$29.51	$24.26	$24.69
Income from Investment Operations
Net investment income (loss)A	.48	.37	.34	.08B	.22C
Net realized and unrealized gain (loss)	.08	3.06	8.79	5.37	(.53)
Total from investment operations	.56	3.43	9.13	5.45	(.31)
Distributions from net investment income	(.39)D	(.32)	(.18)	(.20)	(.11)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.32)	(.18)	(.20)	(.12)
Net asset value, end of period	$41.71	$41.57	$38.46	$29.51	$24.26
Total ReturnE	1.36%	9.01%	31.11%	22.67%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.71%	.76%	.90%	.86%
Expenses net of fee waivers, if any	.68%	.71%	.76%	.90%	.86%
Expenses net of all reductions	.68%	.71%	.75%	.90%	.86%
Net investment income (loss)	1.14%	.93%	1.00%	.31%B	.82%C
Supplemental Data
Net assets, end of period (in millions)	$65	$86	$74	$66	$52
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Class K and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$487,259
Gross unrealized depreciation	(37,739)
Net unrealized appreciation (depreciation) on securities	$449,520
Tax Cost	$863,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,594
Capital loss carryforward	$(133,637)
Net unrealized appreciation (depreciation) on securities and other investments	$449,520

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(133,637)

The Fund intends to elect to defer to its next fiscal year $734 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$13,019	$ 10,331

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $129,951 and $350,153, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$573	$5
Class T	.25%	.25%	1,574	12
Class B	.75%	.25%	56	42
Class C	.75%	.25%	522	24
			$2,725	$83

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21
Class T	8
Class B(a)	2
Class C(a)	2
$33

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$508.22
Class T	583.19
Class B	17.30
Class C	122.23
Fidelity Value Strategies Fund	1,437.21
Class K	37.05
Class I	173.22
	$2,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $791, including $3 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$5
Class T	8
Class B	–(a)
Class C	1
Fidelity Value Strategies Fund	17
Class I	1
$32

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$1,691	$1,567
Class T	1,553	1,415
Class C	56	32
Fidelity Value Strategies Fund	6,934	5,578
Class K	896	1,131
Class I	799	608
Total	$11,929	$10,331
From net realized gain
Class A	$174	$–
Class T	234	–
Class C	44	–
Fidelity Value Strategies Fund	520	–
Class K	58	–
Class I	60	–
Total	$1,090	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	391	546	$15,470	$20,399
Reinvestment of distributions	46	41	1,760	1,447
Shares redeemed	(904)	(1,342)	(35,567)	(50,201)
Net increase (decrease)	(467)	(755)	$(18,337)	$(28,355)
Class T
Shares sold	486	435	$19,926	$16,774
Reinvestment of distributions	41	35	1,646	1,293
Shares redeemed	(1,296)	(1,420)	(52,610)	(54,916)
Net increase (decrease)	(769)	(950)	$(31,038)	$(36,849)
Class B
Shares sold	–	1	$12	$30
Reinvestment of distributions	–	–	–	–
Shares redeemed	(95)	(140)	(3,438)	(4,799)
Net increase (decrease)	(95)	(139)	$(3,426)	$(4,769)
Class C
Shares sold	131	125	$4,724	$4,210
Reinvestment of distributions	3	1	95	29
Shares redeemed	(237)	(282)	(8,407)	(9,502)
Net increase (decrease)	(103)	(156)	$(3,588)	$(5,263)
Fidelity Value Strategies Fund
Shares sold	3,980	7,626	$174,437	$315,612
Reinvestment of distributions	106	127	4,551	4,998
Shares redeemed	(5,750)	(6,627)	(250,149)	(273,372)
Net increase (decrease)	(1,664)	1,126	$(71,161)	$47,238
Class K
Shares sold	390	669	$17,106	$27,831
Reinvestment of distributions	22	29	954	1,131
Shares redeemed	(1,001)	(1,437)	(44,142)	(60,236)
Net increase (decrease)	(589)	(739)	$(26,082)	$(31,274)
Class I
Shares sold	288	522	$12,081	$20,905
Reinvestment of distributions	18	14	748	523
Shares redeemed	(809)	(403)	(34,620)	(15,969)
Net increase (decrease)	(503)	133	$(21,791)	$5,459

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Strategies Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.91%
Actual		$1,000.00	$943.40	$4.43
Hypothetical-C		$1,000.00	$1,020.51	$4.61
Class T	1.12%
Actual		$1,000.00	$942.60	$5.45
Hypothetical-C		$1,000.00	$1,019.45	$5.67
Class B	1.73%
Actual		$1,000.00	$939.70	$8.41
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class C	1.67%
Actual		$1,000.00	$940.00	$8.12
Hypothetical-C		$1,000.00	$1,016.70	$8.44
Fidelity Value Strategies Fund	.65%
Actual		$1,000.00	$944.70	$3.17
Hypothetical-C		$1,000.00	$1,021.81	$3.29
Class K	.49%
Actual		$1,000.00	$945.50	$2.39
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Class I	.66%
Actual		$1,000.00	$944.70	$3.22
Hypothetical-C		$1,000.00	$1,021.76	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Large Cap Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(1.33)%	14.79%	8.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,914	Fidelity Advisor® Large Cap Fund - Class I
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, meaningfully lagging the benchmark S&P 500®. Some unusual market challenges held back the fund's results the past year. Most notably, investors seemingly favored stocks that offered secure near-term earnings, regardless of valuation. Versus the benchmark, my picks in consumer discretionary were the biggest disappointment, especially not owning online retailer and benchmark component Amazon.com, one of those expensive near-term earners I referred to. I declined to own Amazon because its stock traded at an excessive valuation that more than reflected the company's good short-term fundamentals. Other individual detractors included social-networking company Facebook – a benchmark constituent the fund did not hold until I established a small position on a summertime dip – and QUALCOMM, a maker of communications equipment. In contrast, the fund benefited from my picks among diversified financials stocks. On the positive side, JPMorgan Chase was a strong relative contributor. This financial services giant continued to produce solid financial results, benefiting from its dominant competitive position in multiple businesses, from mortgage origination to commercial lending to asset management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.3	4.2
General Electric Co.	3.6	3.2
Apple, Inc.	3.4	3.6
Bank of America Corp.	3.0	2.6
Microsoft Corp.	2.8	2.4
Citigroup, Inc.	2.6	2.5
Target Corp.	1.8	2.2
Chevron Corp.	1.8	1.5
Procter & Gamble Co.	1.8	1.5
Alphabet, Inc. Class A	1.8	1.5
	26.9

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	22.0
Financials	21.8	21.6
Industrials	13.0	12.2
Health Care	12.4	12.1
Consumer Discretionary	9.1	9.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 9.6%

As of May 31, 2015*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 10.6%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.1%
Harley-Davidson, Inc.	22,900	$1,120,268
Tesla Motors, Inc. (a)	600	138,156
		1,258,424
Diversified Consumer Services - 0.2%
H&R Block, Inc.	51,578	1,892,397
ServiceMaster Global Holdings, Inc. (a)	36,900	1,383,012
		3,275,409
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	61,500	2,709,690
Yum! Brands, Inc.	105,938	7,681,564
		10,391,254
Household Durables - 0.3%
KB Home	201,800	2,843,362
Taylor Morrison Home Corp. (a)	112,100	1,961,750
		4,805,112
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	115,947	1
Media - 4.5%
Comcast Corp. Class A (special) (non-vtg.)	358,237	21,866,786
Scripps Networks Interactive, Inc. Class A	101,600	5,770,880
Sinclair Broadcast Group, Inc. Class A	150,400	5,279,040
Time Warner, Inc.	236,159	16,526,407
Viacom, Inc. Class B (non-vtg.)	200,700	9,992,853
		59,435,966
Multiline Retail - 1.8%
Target Corp.	336,640	24,406,400
Specialty Retail - 1.3%
Lowe's Companies, Inc.	198,379	15,195,831
Lumber Liquidators Holdings, Inc. (a)(c)	81,000	1,265,220
Sally Beauty Holdings, Inc. (a)	18,300	473,238
		16,934,289
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	26,200	1,127,124

TOTAL CONSUMER DISCRETIONARY		121,633,979

CONSUMER STAPLES - 6.7%
Beverages - 2.1%
Diageo PLC	265,415	7,612,437
PepsiCo, Inc.	28,740	2,878,598
The Coca-Cola Co.	420,075	17,903,597
		28,394,632
Food & Staples Retailing - 1.0%
CVS Health Corp.	63,511	5,975,750
Tesco PLC	153,300	385,780
United Natural Foods, Inc. (a)	52,300	2,296,493
Walgreens Boots Alliance, Inc.	61,155	5,138,855
		13,796,878
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	23,500	1,893,865
Household Products - 1.8%
Procter & Gamble Co.	313,852	23,488,684
Tobacco - 1.6%
British American Tobacco PLC sponsored ADR	72,131	8,348,442
Philip Morris International, Inc.	153,629	13,425,638
		21,774,080

TOTAL CONSUMER STAPLES		89,348,139

ENERGY - 9.0%
Energy Equipment & Services - 1.6%
Ensco PLC Class A	301,050	5,153,976
Helmerich & Payne, Inc. (c)	23,800	1,386,350
National Oilwell Varco, Inc.	101,932	3,806,141
Oceaneering International, Inc.	126,600	5,537,484
Schlumberger Ltd.	61,705	4,760,541
		20,644,492
Oil, Gas & Consumable Fuels - 7.4%
Amyris, Inc. (a)(c)	764,344	1,276,454
Anadarko Petroleum Corp.	31,100	1,862,890
Apache Corp.	269,710	13,264,338
Cabot Oil & Gas Corp.	118,000	2,221,940
Chevron Corp.	264,907	24,191,307
ConocoPhillips Co.	150,100	8,112,905
Golar LNG Ltd.	47,200	1,290,920
Imperial Oil Ltd.	276,600	8,984,917
Kinder Morgan, Inc.	133,700	3,151,309
Legacy Reserves LP	79,400	247,728
Markwest Energy Partners LP	36,720	1,762,560
Noble Energy, Inc.	28,800	1,056,096
SM Energy Co.	24,900	731,313
Suncor Energy, Inc.	727,300	20,096,125
The Williams Companies, Inc.	162,725	5,949,226
Williams Partners LP	165,500	4,538,010
		98,738,038

TOTAL ENERGY		119,382,530

FINANCIALS - 21.8%
Banks - 14.4%
Bank of America Corp.	2,290,900	39,930,387
Citigroup, Inc.	645,097	34,893,297
Comerica, Inc.	121,400	5,626,890
Fifth Third Bancorp	133,500	2,759,445
JPMorgan Chase & Co.	857,573	57,182,962
Lloyds Banking Group PLC	463,200	508,655
PNC Financial Services Group, Inc.	45,385	4,334,721
Regions Financial Corp.	744,900	7,553,286
Standard Chartered PLC:
rights 12/10/15 (a)	96,264	131,935
(United Kingdom)	336,924	2,827,463
SunTrust Banks, Inc.	330,108	14,333,289
U.S. Bancorp	315,665	13,854,537
Wells Fargo & Co.	146,894	8,093,859
		192,030,726
Capital Markets - 5.3%
Charles Schwab Corp.	305,553	10,300,192
E*TRADE Financial Corp. (a)	119,600	3,639,428
Franklin Resources, Inc.	27,000	1,131,840
Goldman Sachs Group, Inc.	4,800	912,096
KKR & Co. LP	267,636	4,525,725
Morgan Stanley	443,843	15,223,815
Northern Trust Corp.	136,186	10,205,779
PJT Partners, Inc. (a)	172	4,032
State Street Corp.	297,758	21,611,276
The Blackstone Group LP	109,000	3,404,070
		70,958,253
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(b)	29,500	3,788,095
Insurance - 1.0%
MetLife, Inc.	172,985	8,837,804
Principal Financial Group, Inc.	78,700	4,049,902
		12,887,706
Thrifts & Mortgage Finance - 0.8%
MGIC Investment Corp. (a)	254,092	2,424,038
Radian Group, Inc.	606,968	8,649,294
		11,073,332

TOTAL FINANCIALS		290,738,112

HEALTH CARE - 12.4%
Biotechnology - 2.4%
AbbVie, Inc.	29,800	1,732,870
Alnylam Pharmaceuticals, Inc. (a)	11,400	1,186,284
Amgen, Inc.	59,947	9,657,462
Biogen, Inc. (a)	28,700	8,232,882
BioMarin Pharmaceutical, Inc. (a)	25,900	2,470,083
Celldex Therapeutics, Inc. (a)	5,100	91,851
Discovery Laboratories, Inc. (a)	535,529	161,837
Genocea Biosciences, Inc. (a)	18,400	117,760
Insmed, Inc. (a)	45,387	740,262
Intercept Pharmaceuticals, Inc. (a)	41,431	7,312,986
Spark Therapeutics, Inc.	15,800	913,082
		32,617,359
Health Care Equipment & Supplies - 3.9%
Abbott Laboratories	113,525	5,099,543
Alere, Inc. (a)	373,668	15,421,278
Boston Scientific Corp. (a)	908,586	16,608,952
Medtronic PLC	91,700	6,908,678
Neovasc, Inc. (a)	35,700	177,429
St. Jude Medical, Inc.	47,200	2,978,320
Zimmer Biomet Holdings, Inc.	41,800	4,222,218
		51,416,418
Health Care Providers & Services - 1.7%
Express Scripts Holding Co. (a)	121,310	10,369,579
McKesson Corp.	61,496	11,644,268
		22,013,847
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	34,700	138,800
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	49,100	2,053,362
Pharmaceuticals - 4.2%
Allergan PLC (a)	9,029	2,834,113
Bristol-Myers Squibb Co.	8,500	569,585
GlaxoSmithKline PLC sponsored ADR	425,839	17,250,738
Jazz Pharmaceuticals PLC (a)	29,607	4,340,090
Johnson & Johnson	126,263	12,782,866
Teva Pharmaceutical Industries Ltd. sponsored ADR	260,791	16,411,578
TherapeuticsMD, Inc. (a)	226,900	1,704,019
Theravance, Inc.	44,700	413,475
		56,306,464

TOTAL HEALTH CARE		164,546,250

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
KEYW Holding Corp. (a)	135,382	865,091
The Boeing Co.	91,963	13,376,018
United Technologies Corp.	61,472	5,904,386
		20,145,495
Air Freight & Logistics - 2.0%
FedEx Corp.	46,600	7,387,964
Hub Group, Inc. Class A (a)	96,900	3,733,557
United Parcel Service, Inc. Class B	146,675	15,108,992
		26,230,513
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	12,000	490,560
Lennox International, Inc.	24,100	3,275,672
		3,766,232
Commercial Services & Supplies - 0.6%
ADT Corp. (c)	215,200	7,633,144
Electrical Equipment - 1.2%
AMETEK, Inc.	80,130	4,524,140
Eaton Corp. PLC	43,400	2,524,144
Emerson Electric Co.	125,100	6,255,000
Hubbell, Inc. Class B	26,782	2,659,185
		15,962,469
Industrial Conglomerates - 3.6%
General Electric Co.	1,598,444	47,857,413
Machinery - 0.9%
Cummins, Inc.	9,200	923,404
Deere & Co.	47,500	3,779,575
Ingersoll-Rand PLC	46,183	2,709,557
Joy Global, Inc. (c)	43,100	661,585
Rexnord Corp. (a)	146,400	2,990,952
Xylem, Inc.	21,000	783,720
		11,848,793
Professional Services - 0.3%
Acacia Research Corp. (c)	112,537	665,094
Verisk Analytics, Inc. (a)	49,600	3,717,520
		4,382,614
Road & Rail - 2.4%
CSX Corp.	400,601	11,389,086
Genesee & Wyoming, Inc. Class A (a)	70,400	4,876,608
J.B. Hunt Transport Services, Inc.	63,300	4,952,592
Kansas City Southern	50,700	4,609,644
Norfolk Southern Corp.	42,558	4,045,563
Old Dominion Freight Lines, Inc. (a)	21,900	1,395,249
Union Pacific Corp.	8,900	747,155
		32,015,897
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	99,100	3,134,533

TOTAL INDUSTRIALS		172,977,103

INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 3.1%
Cisco Systems, Inc.	734,854	20,024,772
QUALCOMM, Inc.	451,450	22,026,246
		42,051,018
Internet Software & Services - 4.3%
Alphabet, Inc.:
Class A (a)	30,756	23,462,215
Class C	26,937	20,003,416
Facebook, Inc. Class A (a)	34,500	3,596,280
Twitter, Inc. (a)	167,300	4,249,420
Yahoo!, Inc. (a)	176,634	5,971,996
		57,283,327
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	46,884	3,027,769
First Data Corp.	205,630	3,109,126
First Data Corp. Class A (a)(c)	147,400	2,476,320
IBM Corp.	94,081	13,116,773
MasterCard, Inc. Class A	157,500	15,422,400
Paychex, Inc.	159,322	8,643,219
PayPal Holdings, Inc. (a)	97,800	3,448,428
Unisys Corp. (a)	286,062	3,678,757
Visa, Inc. Class A	249,420	19,706,674
		72,629,466
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	115,925	6,332,983
Marvell Technology Group Ltd.	228,700	2,026,282
Maxim Integrated Products, Inc.	24,700	957,619
		9,316,884
Software - 4.5%
Adobe Systems, Inc. (a)	50,810	4,647,083
Autodesk, Inc. (a)	62,681	3,978,363
Microsoft Corp.	682,254	37,080,505
Oracle Corp.	245,950	9,584,672
Salesforce.com, Inc. (a)	54,650	4,355,059
		59,645,682
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	381,621	45,145,764
EMC Corp.	564,900	14,314,566
HP, Inc.	57,400	719,796
Western Digital Corp.	30,600	1,909,746
		62,089,872

TOTAL INFORMATION TECHNOLOGY		303,016,249

MATERIALS - 3.1%
Chemicals - 2.6%
CF Industries Holdings, Inc.	48,300	2,228,562
E.I. du Pont de Nemours & Co.	46,515	3,132,320
Intrepid Potash, Inc. (a)	291,160	1,045,264
LyondellBasell Industries NV Class A	19,700	1,887,654
Monsanto Co.	150,717	14,342,230
Potash Corp. of Saskatchewan, Inc.	244,300	4,944,722
Syngenta AG (Switzerland)	17,391	6,405,105
W.R. Grace & Co. (a)	4,100	402,702
		34,388,559
Containers & Packaging - 0.4%
WestRock Co.	95,389	4,829,545
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	233,100	1,906,758

TOTAL MATERIALS		41,124,862

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	257,394	11,698,557
UTILITIES - 0.5%
Electric Utilities - 0.4%
Exelon Corp.	170,300	4,650,893
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	95,100	1,533,012

TOTAL UTILITIES		6,183,905

TOTAL COMMON STOCKS
(Cost $1,164,657,795)		1,320,649,686

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series C (a)(b)
(Cost $271,645)	33,607	16,679
	Principal Amount	Value

Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 9.5% 4/15/19(d)
(Cost $676,000)	676,000	700,505
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.18% (e)	9,408,014	9,408,014
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	11,388,275	11,388,275
TOTAL MONEY MARKET FUNDS
(Cost $20,796,289)		20,796,289
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $1,186,401,729)		1,342,163,159
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(10,380,575)
NET ASSETS - 100%		$1,331,782,584

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,804,775 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $700,505 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$3,112,250
NJOY, Inc.	9/11/13 - 10/24/13	$936,852
NJOY, Inc. Series C	6/7/13	$271,645

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,967
Fidelity Securities Lending Cash Central Fund	312,822
Total	$336,789

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$121,650,658	$121,633,978	$--	$16,680
Consumer Staples	89,348,139	81,349,922	7,998,217	--
Energy	119,382,530	119,382,530	--	--
Financials	290,738,112	286,441,362	508,655	3,788,095
Health Care	164,546,250	164,546,250	--	--
Industrials	172,977,103	172,977,103	--	--
Information Technology	303,016,249	299,907,123	3,109,126	--
Materials	41,124,862	34,719,757	6,405,105	--
Telecommunication Services	11,698,557	11,698,557	--	--
Utilities	6,183,905	6,183,905	--	--
Corporate Bonds	700,505	--	700,505	--
Money Market Funds	20,796,289	20,796,289	--	--
Total Investments in Securities:	$1,342,163,159	$1,319,636,776	$18,721,608	$3,804,775

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $11,407,091) — See accompanying schedule: Unaffiliated issuers (cost $1,165,605,440)	$1,321,366,870
Fidelity Central Funds (cost $20,796,289)	20,796,289
Total Investments (cost $1,186,401,729)		$1,342,163,159
Receivable for investments sold		4,847,281
Receivable for fund shares sold		790,933
Dividends receivable		2,988,971
Interest receivable		7,314
Distributions receivable from Fidelity Central Funds		28,931
Prepaid expenses		3,261
Other receivables		858
Total assets		1,350,830,708
Liabilities
Payable for investments purchased	$2,183,811
Payable for fund shares redeemed	4,234,758
Accrued management fee	609,818
Distribution and service plan fees payable	329,404
Other affiliated payables	252,494
Other payables and accrued expenses	49,564
Collateral on securities loaned, at value	11,388,275
Total liabilities		19,048,124
Net Assets		$1,331,782,584
Net Assets consist of:
Paid in capital		$1,142,721,550
Undistributed net investment income		9,266,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,037,902
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,756,320
Net Assets		$1,331,782,584
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($469,026,196 ÷ 16,679,126 shares)		$28.12
Maximum offering price per share (100/94.25 of $28.12)		$29.84
Class T:
Net Asset Value and redemption price per share ($177,559,883 ÷ 6,336,184 shares)		$28.02
Maximum offering price per share (100/96.50 of $28.02)		$29.04
Class B:
Net Asset Value and offering price per share ($4,835,465 ÷ 185,194 shares)(a)		$26.11
Class C:
Net Asset Value and offering price per share ($181,956,807 ÷ 7,080,515 shares)(a)		$25.70
Class I:
Net Asset Value, offering price and redemption price per share ($498,404,233 ÷ 17,012,816 shares)		$29.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$27,054,554
Interest		23,447
Income from Fidelity Central Funds		336,789
Total income		27,414,790
Expenses
Management fee
Basic fee	$7,364,032
Performance adjustment	1,354,162
Transfer agent fees	2,666,022
Distribution and service plan fees	3,947,316
Accounting and security lending fees	430,252
Custodian fees and expenses	59,524
Independent trustees' compensation	5,719
Registration fees	125,412
Audit	59,790
Legal	4,964
Miscellaneous	7,427
Total expenses before reductions	16,024,620
Expense reductions	(53,587)	15,971,033
Net investment income (loss)		11,443,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,710,390
Foreign currency transactions	17,228
Total net realized gain (loss)		29,727,618
Change in net unrealized appreciation (depreciation) on: Investment securities	(63,999,185)
Assets and liabilities in foreign currencies	(7,945)
Total change in net unrealized appreciation (depreciation)		(64,007,130)
Net gain (loss)		(34,279,512)
Net increase (decrease) in net assets resulting from operations		$(22,835,755)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,443,757	$6,461,156
Net realized gain (loss)	29,727,618	41,893,521
Change in net unrealized appreciation (depreciation)	(64,007,130)	75,995,975
Net increase (decrease) in net assets resulting from operations	(22,835,755)	124,350,652
Distributions to shareholders from net investment income	(5,828,260)	(4,161,808)
Distributions to shareholders from net realized gain	(37,026,970)	(46,319,957)
Total distributions	(42,855,230)	(50,481,765)
Share transactions - net increase (decrease)	119,504,310	553,374,307
Total increase (decrease) in net assets	53,813,325	627,243,194
Net Assets
Beginning of period	1,277,969,259	650,726,065
End of period (including undistributed net investment income of $9,266,812 and undistributed net investment income of $5,775,521, respectively)	$1,331,782,584	$1,277,969,259

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.60	$28.11	$20.43	$17.57	$16.69
Income from Investment Operations
Net investment income (loss)A	.25	.20	.16	.15	.09
Net realized and unrealized gain (loss)	(.74)	3.45	7.61	3.30	.87
Total from investment operations	(.49)	3.65	7.77	3.45	.96
Distributions from net investment income	(.14)	(.22)	(.02)	(.18)	(.06)
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.41)	(.02)
Total distributions	(.99)	(2.16)	(.09)	(.59)	(.08)
Net asset value, end of period	$28.12	$29.60	$28.11	$20.43	$17.57
Total ReturnB,C	(1.57)%	14.13%	38.16%	19.69%	5.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.15%	1.30%	1.26%	1.25%	1.29%
Expenses net of fee waivers, if any	1.15%	1.25%	1.26%	1.25%	1.29%
Expenses net of all reductions	1.15%	1.25%	1.24%	1.24%	1.28%
Net investment income (loss)	.90%	.72%	.68%	.76%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$469,026	$414,421	$214,686	$123,303	$103,670
Portfolio turnover rateF	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.50	$28.02	$20.41	$17.51	$16.63
Income from Investment Operations
Net investment income (loss)A	.18	.13	.10	.10	.04
Net realized and unrealized gain (loss)	(.74)	3.44	7.59	3.29	.87
Total from investment operations	(.56)	3.57	7.69	3.39	.91
Distributions from net investment income	(.07)	(.15)	(.01)	(.10)	–B
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.39)	(.02)
Total distributions	(.92)	(2.09)	(.08)	(.49)	(.03)C
Net asset value, end of period	$28.02	$29.50	$28.02	$20.41	$17.51
Total ReturnD,E	(1.84)%	13.83%	37.82%	19.39%	5.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.41%	1.56%	1.51%	1.49%	1.54%
Expenses net of fee waivers, if any	1.41%	1.50%	1.51%	1.49%	1.54%
Expenses net of all reductions	1.41%	1.50%	1.49%	1.49%	1.53%
Net investment income (loss)	.63%	.47%	.42%	.52%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$177,560	$170,613	$114,864	$76,151	$69,678
Portfolio turnover rateH	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.52	$26.24	$19.21	$16.49	$15.72
Income from Investment Operations
Net investment income (loss)A	.01	(.01)	(.03)	–B	(.05)
Net realized and unrealized gain (loss)	(.69)	3.23	7.13	3.10	.82
Total from investment operations	(.68)	3.22	7.10	3.10	.77
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.73)	(1.94)	(.07)	(.38)	–
Total distributions	(.73)	(1.94)	(.07)	(.38)	–
Net asset value, end of period	$26.11	$27.52	$26.24	$19.21	$16.49
Total ReturnC,D	(2.42)%	13.30%	37.08%	18.77%	4.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.00%	2.16%	2.06%	2.02%	2.04%
Expenses net of fee waivers, if any	1.99%	2.00%	2.06%	2.02%	2.04%
Expenses net of all reductions	1.99%	2.00%	2.05%	2.01%	2.04%
Net investment income (loss)	.05%	(.03)%	(.13)%	(.01)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,835	$8,401	$10,499	$10,535	$12,839
Portfolio turnover rateG	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.21	$26.07	$19.08	$16.41	$15.65
Income from Investment Operations
Net investment income (loss)A	.04	(.01)	(.02)	–B	(.04)
Net realized and unrealized gain (loss)	(.69)	3.19	7.08	3.09	.80
Total from investment operations	(.65)	3.18	7.06	3.09	.76
Distributions from net investment income	(.01)	(.10)	–B	(.03)	–
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.39)	–
Total distributions	(.86)	(2.04)	(.07)	(.42)	–
Net asset value, end of period	$25.70	$27.21	$26.07	$19.08	$16.41
Total ReturnC,D	(2.33)%	13.31%	37.14%	18.83%	4.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.90%	2.05%	2.00%	2.00%	2.03%
Expenses net of fee waivers, if any	1.90%	2.00%	2.00%	2.00%	2.03%
Expenses net of all reductions	1.90%	2.00%	1.99%	1.99%	2.03%
Net investment income (loss)	.14%	(.03)%	(.07)%	.01%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$181,957	$168,763	$67,780	$28,856	$24,197
Portfolio turnover rateG	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$30.78	$29.03	$21.03	$18.13	$17.22
Income from Investment Operations
Net investment income (loss)A	.34	.28	.24	.22	.15
Net realized and unrealized gain (loss)	(.78)	3.59	7.85	3.40	.89
Total from investment operations	(.44)	3.87	8.09	3.62	1.04
Distributions from net investment income	(.20)	(.18)	(.02)	(.31)	(.11)
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.41)	(.02)
Total distributions	(1.04)B	(2.12)	(.09)	(.72)	(.13)
Net asset value, end of period	$29.30	$30.78	$29.03	$21.03	$18.13
Total ReturnC	(1.33)%	14.43%	38.62%	20.10%	6.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	1.04%	.95%	.91%	.95%
Expenses net of fee waivers, if any	.89%	1.00%	.95%	.91%	.95%
Expenses net of all reductions	.89%	1.00%	.94%	.91%	.94%
Net investment income (loss)	1.15%	.97%	.98%	1.10%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$498,404	$515,771	$242,897	$1,071,491	$1,013,999
Portfolio turnover rateF	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.04 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.849 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$248,701,371
Gross unrealized depreciation	(97,078,194)
Net unrealized appreciation (depreciation) on securities	$151,623,177
Tax Cost	$1,190,539,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,266,825
Undistributed long-term capital gain	$28,176,155
Net unrealized appreciation (depreciation) on securities and other investments	$151,618,067

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$11,250,007	$ 4,161,808
Long-term Capital Gains	31,605,223	46,319,957
Total	$42,855,230	$ 50,481,765

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $519,590,858 and $404,008,132, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,153,574	$44,899
Class T	.25%	.25%	897,464	1,279
Class B	.75%	.25%	64,851	49,204
Class C	.75%	.25%	1,831,427	727,520
			$3,947,316	$822,902

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$217,284
Class T	30,621
Class B(a)	1,454
Class C(a)	39,172
$288,531

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$914,888.20
Class T	379,869.21
Class B	19,635.30
Class C	373,434.20
Class I	978,196.19
	$2,666,022

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,062 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,889 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $312,822, including $199 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement remained in place through January 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.00%	$ 900

Effective February 1, 2015 the expense limitations were discontinued.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,306 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $57.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,590 and a portion of the class-level operating expenses as follows:

Amount
Class A	$6,444
Class T	3,051
Class B	21
Class C	2,393
Class I	11,825
$23,734

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$2,028,918	$1,725,330
Class T	401,622	631,390
Class C	82,446	276,842
Class I	3,315,274	1,528,246
Total	$5,828,260	$4,161,808
From net realized gain
Class A	$12,045,812	$15,246,732
Class T	4,941,694	8,130,692
Class B	220,894	772,695
Class C	5,384,378	5,278,471
Class I	14,434,192	16,891,367
Total	$37,026,970	$46,319,957

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	6,318,731	8,408,316	$179,805,007	$235,098,861
Reinvestment of distributions	488,972	597,961	13,432,055	15,576,063
Shares redeemed	(4,126,969)	(2,644,637)	(116,797,696)	(73,404,808)
Net increase (decrease)	2,680,734	6,361,640	$76,439,366	$177,270,116
Class T
Shares sold	1,467,747	2,252,343	$41,749,475	$62,382,415
Reinvestment of distributions	188,811	330,308	5,182,860	8,595,867
Shares redeemed	(1,103,079)	(899,697)	(31,222,052)	(24,855,772)
Net increase (decrease)	553,479	1,682,954	$15,710,283	$46,122,510
Class B
Shares sold	8,184	30,155	$216,847	$767,030
Reinvestment of distributions	8,005	28,643	205,898	699,228
Shares redeemed	(136,299)	(153,665)	(3,621,450)	(3,963,597)
Net increase (decrease)	(120,110)	(94,867)	$(3,198,705)	$(2,497,339)
Class C
Shares sold	2,311,592	3,985,252	$60,389,767	$102,765,440
Reinvestment of distributions	182,523	203,409	4,616,012	4,911,069
Shares redeemed	(1,616,562)	(585,466)	(41,900,226)	(14,978,915)
Net increase (decrease)	877,553	3,603,195	$23,105,553	$92,697,594
Class I
Shares sold	7,784,685	11,292,139	$230,249,704	$325,660,606
Reinvestment of distributions	563,541	653,047	16,089,097	17,642,167
Shares redeemed	(8,094,060)	(3,554,189)	(238,890,988)	(103,521,347)
Net increase (decrease)	254,166	8,390,997	$7,447,813	$239,781,426

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Large Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.11%
Actual		$1,000.00	$954.50	$5.44
Hypothetical-C		$1,000.00	$1,019.50	$5.62
Class T	1.37%
Actual		$1,000.00	$953.10	$6.71
Hypothetical-C		$1,000.00	$1,018.20	$6.93
Class B	1.95%
Actual		$1,000.00	$950.50	$9.53
Hypothetical-C		$1,000.00	$1,015.29	$9.85
Class C	1.87%
Actual		$1,000.00	$950.80	$9.14
Hypothetical-C		$1,000.00	$1,015.69	$9.45
Class I	.85%
Actual		$1,000.00	$956.00	$4.17
Hypothetical-C		$1,000.00	$1,020.81	$4.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/14/15	12/11/15	$0.300	$0.570
Class I	01/11/16	01/08/16	$0.000	$0.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 31, 2015, $31,580,039, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Large Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LCI-ANN-0116
1.539157.118

Fidelity Advisor® Equity Value Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.60)%	11.85%	5.41%
Class T (incl. 3.50% sales charge)	(4.65)%	12.10%	5.39%
Class B (incl. contingent deferred sales charge)	(6.55)%	12.08%	5.49%
Class C (incl. contingent deferred sales charge)	(2.66)%	12.33%	5.24%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$16,942	Fidelity Advisor® Equity Value Fund - Class A
$18,627	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, roughly in line with the -1.01% return of the benchmark Russell 3000® Value Index. Versus the benchmark, the fund benefited from strong security selection in information technology and favorable positioning in energy. In contrast, the fund was hurt by stock picking in financials and consumer discretionary. Our top individual contributor was Internet search provider Google. In October, Google changed its name to Alphabet, which became the parent company of Google and the firm's various other businesses. Also lifting results was health insurance provider Cigna, whose shares produced a strong gain. Another notable contributor was auto-parts retailer Autozone. The company continued to increase its operating margins and produce healthy free cash flow. Eventually, the stock exceeded my target price, and I sold the fund's stake. In contrast, various energy holdings struggled, especially BW Offshore, a supplier of equipment to offshore oil drillers. Another meaningful detractor was media company Viacom, which at period end continued to meet my valuation and quality criteria. During the period, however, the company faced a number of business challenges – all of them short term, in my view.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.0	4.1
Johnson & Johnson	3.8	3.1
General Electric Co.	3.4	2.5
Wells Fargo & Co.	3.3	3.4
Berkshire Hathaway, Inc. Class B	3.0	2.9
Oracle Corp.	2.7	1.7
Chevron Corp.	2.5	2.3
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.4	2.0
EMC Corp.	2.4	1.2
U.S. Bancorp	1.9	1.9
	29.4

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	28.9
Information Technology	16.4	15.6
Health Care	15.1	14.2
Consumer Discretionary	10.0	11.8
Energy	9.3	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	94.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

 * Foreign investments - 13.9%

As of May 31, 2015*
Stocks	94.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 18.0%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.5%
Hyundai Mobis	3,889	$836,485
Diversified Consumer Services - 0.1%
Steiner Leisure Ltd. (a)	2,600	163,488
Media - 7.8%
Cablevision Systems Corp. - NY Group Class A	30,000	915,000
CBS Corp. Class B	32,300	1,630,504
Corus Entertainment, Inc. Class B (non-vtg.) (b)	48,700	382,175
John Wiley & Sons, Inc. Class A	17,615	908,758
Starz Series A (a)	45,700	1,612,296
Time Warner Cable, Inc.	13,900	2,568,303
Twenty-First Century Fox, Inc. Class A	63,500	1,873,885
Viacom, Inc. Class B (non-vtg.)	48,700	2,424,773
		12,315,694
Multiline Retail - 0.5%
Macy's, Inc.	20,147	787,345
Specialty Retail - 1.1%
Bed Bath & Beyond, Inc. (a)	9,900	539,748
GNC Holdings, Inc.	37,900	1,129,799
		1,669,547

TOTAL CONSUMER DISCRETIONARY		15,772,559

CONSUMER STAPLES - 3.8%
Beverages - 0.6%
C&C Group PLC	232,281	900,679
Food & Staples Retailing - 2.0%
Rite Aid Corp. (a)	125,200	986,576
Wal-Mart Stores, Inc.	36,000	2,118,240
		3,104,816
Food Products - 1.2%
Seaboard Corp. (a)	300	990,000
The J.M. Smucker Co.	7,779	942,737
		1,932,737

TOTAL CONSUMER STAPLES		5,938,232

ENERGY - 9.3%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	38,500	2,081,695
BW Offshore Ltd.	1,534,900	522,787
National Oilwell Varco, Inc.	17,700	660,918
		3,265,400
Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	42,897	3,917,354
Exxon Mobil Corp.	28,272	2,308,692
Marathon Petroleum Corp.	25,400	1,483,614
Niska Gas Storage Partners LLC	5,200	16,640
Phillips 66 Co.	15,700	1,437,021
Suncor Energy, Inc.	81,900	2,262,990
		11,426,311

TOTAL ENERGY		14,691,711

FINANCIALS - 25.3%
Banks - 10.7%
JPMorgan Chase & Co.	93,952	6,264,718
Regions Financial Corp.	110,500	1,120,470
SunTrust Banks, Inc.	29,500	1,280,890
U.S. Bancorp	68,666	3,013,751
Wells Fargo & Co.	93,732	5,164,633
		16,844,462
Capital Markets - 0.2%
GP Investments Ltd. Class A (depositary receipt) (a)	183,300	369,537
Consumer Finance - 2.8%
American Express Co.	9,200	659,088
Capital One Financial Corp.	28,818	2,262,501
Discover Financial Services	26,100	1,481,436
		4,403,025
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class B (a)	34,769	4,662,175
Insurance - 5.2%
ACE Ltd.	14,700	1,688,295
Allied World Assurance Co. Holdings AG	21,400	777,248
Allstate Corp.	22,900	1,437,204
FNF Group	28,480	1,021,008
FNFV Group (a)	37,692	421,773
Prudential PLC	34,419	797,892
The Travelers Companies, Inc.	17,987	2,060,771
		8,204,191
Real Estate Investment Trusts - 3.4%
American Capital Agency Corp.	88,601	1,590,388
Annaly Capital Management, Inc.	203,805	1,952,452
MFA Financial, Inc.	262,536	1,832,501
		5,375,341

TOTAL FINANCIALS		39,858,731

HEALTH CARE - 15.1%
Biotechnology - 1.9%
Amgen, Inc.	16,900	2,722,590
Dyax Corp. (a)	9,200	309,672
		3,032,262
Health Care Providers & Services - 4.0%
Aetna, Inc.	4,100	421,275
Anthem, Inc.	3,200	417,216
Cigna Corp.	14,700	1,984,206
Express Scripts Holding Co. (a)	22,199	1,897,571
Laboratory Corp. of America Holdings (a)	13,000	1,580,020
		6,300,288
Pharmaceuticals - 9.2%
Allergan PLC (a)	7,600	2,385,564
Johnson & Johnson	58,992	5,972,350
Sanofi SA sponsored ADR	52,300	2,312,706
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,132	3,847,037
		14,517,657

TOTAL HEALTH CARE		23,850,207

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.1%
BWX Technologies, Inc.	43,500	1,324,575
Precision Castparts Corp.	700	162,078
United Technologies Corp.	18,700	1,796,135
		3,282,788
Industrial Conglomerates - 3.4%
General Electric Co.	178,200	5,335,308
Machinery - 1.7%
Deere & Co.	33,810	2,690,262
Professional Services - 1.1%
Dun & Bradstreet Corp.	16,300	1,756,977

TOTAL INDUSTRIALS		13,065,335

INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 3.3%
Cisco Systems, Inc.	97,682	2,661,835
Harris Corp.	29,900	2,485,587
		5,147,422
Electronic Equipment & Components - 1.0%
Keysight Technologies, Inc. (a)	22,200	683,982
TE Connectivity Ltd.	13,898	932,417
		1,616,399
Internet Software & Services - 1.5%
Alphabet, Inc. Class A (a)	3,100	2,364,835
IT Services - 0.9%
The Western Union Co.	72,800	1,373,008
Semiconductors & Semiconductor Equipment - 0.1%
Altera Corp.	3,000	158,400
Software - 4.3%
Microsoft Corp.	47,800	2,597,930
Oracle Corp.	107,387	4,184,871
		6,782,801
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	14,200	1,679,860
EMC Corp.	147,500	3,737,650
Samsung Electronics Co. Ltd.	1,774	1,963,668
SanDisk Corp.	13,500	997,245
		8,378,423

TOTAL INFORMATION TECHNOLOGY		25,821,288

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	45,275	2,088,989
LyondellBasell Industries NV Class A	17,500	1,676,850
		3,765,839
Paper & Forest Products - 0.5%
Schweitzer-Mauduit International, Inc.	19,200	802,944

TOTAL MATERIALS		4,568,783

UTILITIES - 3.6%
Electric Utilities - 3.5%
American Electric Power Co., Inc.	21,300	1,193,013
Cleco Corp.	9,500	476,045
Edison International	12,593	747,520
Exelon Corp.	74,500	2,034,595
Xcel Energy, Inc.	30,100	1,073,366
		5,524,539
Independent Power and Renewable Electricity Producers - 0.1%
Vivint Solar, Inc. (a)(b)	22,326	180,617

TOTAL UTILITIES		5,705,156

TOTAL COMMON STOCKS
(Cost $143,727,545)		149,272,002

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 0.18% (c)	5,828,326	5,828,326
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	492,718	492,718
TOTAL MONEY MARKET FUNDS
(Cost $6,321,044)		6,321,044
TOTAL INVESTMENT PORTFOLIO - 98.7%
(Cost $150,048,589)		155,593,046
NET OTHER ASSETS (LIABILITIES) - 1.3%		2,110,293
NET ASSETS - 100%		$157,703,339

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,226
Fidelity Securities Lending Cash Central Fund	10,163
Total	$23,389

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$15,772,559	$15,772,559	$--	$--
Consumer Staples	5,938,232	5,938,232	--	--
Energy	14,691,711	14,691,711	--	--
Financials	39,858,731	39,060,839	797,892	--
Health Care	23,850,207	23,850,207	--	--
Industrials	13,065,335	13,065,335	--	--
Information Technology	25,821,288	25,821,288	--	--
Materials	4,568,783	4,568,783	--	--
Utilities	5,705,156	5,705,156	--	--
Money Market Funds	6,321,044	6,321,044	--	--
Total Investments in Securities:	$155,593,046	$154,795,154	$797,892	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.1%
Israel	2.4%
Switzerland	2.2%
Ireland	2.1%
Korea (South)	1.7%
Canada	1.7%
France	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $477,459) — See accompanying schedule: Unaffiliated issuers (cost $143,727,545)	$149,272,002
Fidelity Central Funds (cost $6,321,044)	6,321,044
Total Investments (cost $150,048,589)		$155,593,046
Foreign currency held at value (cost $17)		17
Receivable for investments sold		3,483,284
Receivable for fund shares sold		184,546
Dividends receivable		402,669
Distributions receivable from Fidelity Central Funds		1,688
Prepaid expenses		364
Other receivables		9
Total assets		159,665,623
Liabilities
Payable for investments purchased	$1,094,746
Payable for fund shares redeemed	159,173
Accrued management fee	82,803
Distribution and service plan fees payable	53,252
Other affiliated payables	33,697
Other payables and accrued expenses	45,895
Collateral on securities loaned, at value	492,718
Total liabilities		1,962,284
Net Assets		$157,703,339
Net Assets consist of:
Paid in capital		$150,741,271
Undistributed net investment income		1,900,740
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,793)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,544,121
Net Assets		$157,703,339
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($67,005,063 ÷ 4,277,848 shares)		$15.66
Maximum offering price per share (100/94.25 of $15.66)		$16.62
Class T:
Net Asset Value and redemption price per share ($34,643,301 ÷ 2,217,267 shares)		$15.62
Maximum offering price per share (100/96.50 of $15.62)		$16.19
Class B:
Net Asset Value and offering price per share ($1,776,241 ÷ 114,688 shares)(a)		$15.49
Class C:
Net Asset Value and offering price per share ($28,294,528 ÷ 1,852,841 shares)(a)		$15.27
Class I:
Net Asset Value, offering price and redemption price per share ($25,984,206 ÷ 1,630,985 shares)		$15.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$3,590,922
Special dividends		1,294,732
Interest		15
Income from Fidelity Central Funds		23,389
Total income		4,909,058
Expenses
Management fee
Basic fee	$778,511
Performance adjustment	100,788
Transfer agent fees	322,377
Distribution and service plan fees	613,119
Accounting and security lending fees	55,551
Custodian fees and expenses	12,314
Independent trustees' compensation	585
Registration fees	72,420
Audit	59,867
Legal	549
Miscellaneous	979
Total expenses before reductions	2,017,060
Expense reductions	(9,176)	2,007,884
Net investment income (loss)		2,901,174
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,857,704
Foreign currency transactions	2,222
Futures contracts	(132,655)
Total net realized gain (loss)		3,727,271
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,228,349)
Assets and liabilities in foreign currencies	(351)
Total change in net unrealized appreciation (depreciation)		(9,228,700)
Net gain (loss)		(5,501,429)
Net increase (decrease) in net assets resulting from operations		$(2,600,255)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,901,174	$904,007
Net realized gain (loss)	3,727,271	15,072,334
Change in net unrealized appreciation (depreciation)	(9,228,700)	(1,986,549)
Net increase (decrease) in net assets resulting from operations	(2,600,255)	13,989,792
Distributions to shareholders from net investment income	(1,112,123)	(521,742)
Share transactions - net increase (decrease)	52,856,883	9,971,359
Total increase (decrease) in net assets	49,144,505	23,439,409
Net Assets
Beginning of period	108,558,834	85,119,425
End of period (including undistributed net investment income of $1,900,740 and undistributed net investment income of $953,800, respectively)	$157,703,339	$108,558,834

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.00	$13.93	$10.60	$9.09	$8.85
Income from Investment Operations
Net investment income (loss)A	.35B	.17	.13	.12	.06
Net realized and unrealized gain (loss)	(.50)C	2.01	3.33	1.44	.27
Total from investment operations	(.15)	2.18	3.46	1.56	.33
Distributions from net investment income	(.19)	(.11)	(.13)	(.05)	(.09)
Net asset value, end of period	$15.66	$16.00	$13.93	$10.60	$9.09
Total ReturnD,E	(.91)%C	15.79%	33.09%	17.27%	3.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.23%	1.22%	1.30%	1.27%
Expenses net of fee waivers, if any	1.23%	1.23%	1.22%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.20%	1.25%	1.25%
Net investment income (loss)	2.23%B	1.15%	1.07%	1.20%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$67,005	$50,957	$39,538	$29,282	$27,910
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (.99)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.96	$13.90	$10.57	$9.06	$8.81
Income from Investment Operations
Net investment income (loss)A	.31B	.13	.10	.09	.03
Net realized and unrealized gain (loss)	(.50)C	2.01	3.34	1.44	.28
Total from investment operations	(.19)	2.14	3.44	1.53	.31
Distributions from net investment income	(.15)	(.08)	(.11)	(.02)	(.06)
Net asset value, end of period	$15.62	$15.96	$13.90	$10.57	$9.06
Total ReturnD,E	(1.19)%C	15.46%	32.82%	16.94%	3.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.50%	1.49%	1.48%	1.55%	1.53%
Expenses net of fee waivers, if any	1.50%	1.49%	1.48%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.46%	1.50%	1.50%
Net investment income (loss)	1.96%B	.88%	.81%	.95%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$34,643	$31,087	$27,241	$21,212	$21,319
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.27)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.81	$13.76	$10.45	$8.98	$8.73
Income from Investment Operations
Net investment income (loss)A	.23B	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(.49)C	1.99	3.31	1.43	.27
Total from investment operations	(.26)	2.05	3.35	1.47	.26
Distributions from net investment income	(.06)	–	(.04)	–	(.01)
Net asset value, end of period	$15.49	$15.81	$13.76	$10.45	$8.98
Total ReturnD,E	(1.65)%C	14.90%	32.13%	16.37%	2.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%	2.04%	1.99%	2.06%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	1.99%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.97%	2.00%	2.00%
Net investment income (loss)	1.46%B	.38%	.30%	.45%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,776	$2,738	$2,886	$2,981	$3,884
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.73)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.63	$13.63	$10.37	$8.91	$8.67
Income from Investment Operations
Net investment income (loss)A	.23B	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(.49)C	1.97	3.28	1.42	.27
Total from investment operations	(.26)	2.03	3.32	1.46	.26
Distributions from net investment income	(.10)	(.03)	(.06)	–	(.02)
Net asset value, end of period	$15.27	$15.63	$13.63	$10.37	$8.91
Total ReturnD,E	(1.68)%C	14.90%	32.16%	16.39%	2.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.00%	1.97%	2.05%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	1.97%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.96%	2.00%	2.00%
Net investment income (loss)	1.46%B	.38%	.32%	.45%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$28,295	$18,614	$12,329	$8,785	$8,922
Portfolio turnover rateH	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (1.76)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Value Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.27	$14.16	$10.75	$9.22	$8.97
Income from Investment Operations
Net investment income (loss)A	.40B	.22	.17	.15	.08
Net realized and unrealized gain (loss)	(.50)C	2.04	3.39	1.45	.29
Total from investment operations	(.10)	2.26	3.56	1.60	.37
Distributions from net investment income	(.24)	(.15)	(.15)	(.07)	(.12)
Net asset value, end of period	$15.93	$16.27	$14.16	$10.75	$9.22
Total ReturnD	(.60)%C	16.16%	33.61%	17.49%	4.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.91%	.89%	.96%	1.01%
Expenses net of fee waivers, if any	.93%	.91%	.89%	.96%	1.00%
Expenses net of all reductions	.93%	.91%	.87%	.96%	1.00%
Net investment income (loss)	2.53%B	1.46%	1.40%	1.49%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$25,984	$5,162	$3,126	$2,123	$3,381
Portfolio turnover rateG	49%	68%	68%	77%	65%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (.68)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,603,727
Gross unrealized depreciation	(8,406,466)
Net unrealized appreciation (depreciation) on securities	$5,197,261
Tax Cost	$150,395,785

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,900,739
Undistributed long-term capital gain	$1,374,604
Net unrealized appreciation (depreciation) on securities and other investments	$5,196,925

The Fund intends to elect to defer to its next fiscal year $1,510,201 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$1,112,123	$ 521,742

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(132,655) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,194,087 and $65,358,664, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$154,435	$2,800
Class T	.25%	.25%	173,996	4
Class B	.75%	.25%	23,617	17,726
Class C	.75%	.25%	261,071	47,750
			$613,119	$68,280

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44,961
Class T	8,330
Class B(a)	406
Class C(a)	4,176
$57,873

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$138,529.22
Class T	83,959.24
Class B	7,234.31
Class C	61,424.24
Class I	31,231.18
	$322,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,208 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,163. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.50%	1,511
Class B	2.00%	1,810
Class C	2.00%	801
		$4,122

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $622 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,005
Class T	634
Class B	6
Class C	351
Class I	121
$2,117

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,315 for the period

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$615,978	$313,844
Class T	290,749	150,475
Class B	10,041	–
Class C	117,971	23,680
Class I	77,384	33,743
Total	$1,112,123	$521,742

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,015,005	970,744	$32,448,584	$14,424,123
Reinvestment of distributions	38,605	21,597	595,591	293,073
Shares redeemed	(960,120)	(645,902)	(15,261,622)	(9,642,824)
Net increase (decrease)	1,093,490	346,439	$17,782,553	$5,074,372
Class T
Shares sold	826,030	455,273	$13,376,322	$6,703,728
Reinvestment of distributions	18,532	10,805	286,169	146,522
Shares redeemed	(575,170)	(478,458)	(9,138,418)	(7,047,321)
Net increase (decrease)	269,392	(12,380)	$4,524,073	$(197,071)
Class B
Shares sold	35,557	32,366	$577,356	$476,104
Reinvestment of distributions	629	–	9,736	–
Shares redeemed	(94,699)	(68,915)	(1,497,315)	(1,011,558)
Net increase (decrease)	(58,513)	(36,549)	$(910,223)	$(535,454)
Class C
Shares sold	1,023,935	474,669	$15,818,813	$6,945,091
Reinvestment of distributions	7,049	1,582	107,103	21,115
Shares redeemed	(369,314)	(189,954)	(5,731,970)	(2,772,301)
Net increase (decrease)	661,670	286,297	$10,193,946	$4,193,905
Class I
Shares sold	1,650,138	213,556	$26,551,745	$3,228,875
Reinvestment of distributions	4,819	2,352	75,344	32,366
Shares redeemed	(341,188)	(119,400)	(5,360,555)	(1,825,634)
Net increase (decrease)	1,313,769	96,508	$21,266,534	$1,435,607

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Value Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.22%
Actual		$1,000.00	$958.40	$5.99
Hypothetical-C		$1,000.00	$1,018.95	$6.17
Class T	1.50%
Actual		$1,000.00	$956.50	$7.36
Hypothetical-C		$1,000.00	$1,017.55	$7.59
Class B	2.00%
Actual		$1,000.00	$955.00	$9.80
Hypothetical-C		$1,000.00	$1,015.04	$10.10
Class C	2.00%
Actual		$1,000.00	$954.40	$9.80
Hypothetical-C		$1,000.00	$1,015.04	$10.10
Class I	.91%
Actual		$1,000.00	$959.60	$4.47
Hypothetical-C		$1,000.00	$1,020.51	$4.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/15	12/11/15	$0.231	$0.140
Class T	12/14/15	12/11/15	$0.184	$0.140
Class B	12/14/15	12/11/15	$0.051	$0.140
Class C	12/14/15	12/11/15	$0.123	$0.140

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $1,943,993, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 65%; Class T designates 100% and 65%; Class B designates 100% and 65%; and Class C designates 100% and 65%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEV-ANN-0116
1.767075.114

Fidelity Advisor® Equity Income Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.16)%	10.08%	4.18%
Class T (incl. 3.50% sales charge)	(7.19)%	10.37%	4.21%
Class B (incl. contingent deferred sales charge)	(8.95)%	10.22%	4.22%
Class C (incl. contingent deferred sales charge)	(5.24)%	10.54%	4.01%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$15,064	Fidelity Advisor® Equity Income Fund - Class A
$18,627	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Morrow:  For the year, fund’s share classes (excluding sales charges, if applicable) struggled to low-single-digit declines, significantly trailing the -1.01% return of the benchmark Russell 3000® Value Index. The fund was hurt most by poor stock picking in the energy and materials sectors, especially master limited partnership Williams Partners and its majority-owner, energy transportation company Williams Companies. Both of these non-benchmark entities were hard hit by upheaval in the energy business. CONSOL Energy, a producer of coal and natural gas, also detracted. Despite the multiple challenges we saw in energy, the fund benefited from largely avoiding Exxon Mobil and not owning ConocoPhillips, two integrated energy firms whose risk/reward trade-off struck me as less attractive than others. In contrast, JPMorgan Chase, among the fund’s largest holdings and a notable overweighting, contributed meaningfully. I saw JPMorgan as a relatively inexpensive stock in an increasingly expensive market. The fund also was helped by a position in Chubb, a provider of property and casualty insurance. During the period, insurance company ACE Limited agreed to acquire Chubb for a significant premium. Although I did not anticipate this event, I’m not surprised that a buyer emerged for a company I, too, found to be a very well-priced company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.4	4.3
General Electric Co.(a)	3.9	3.8
Chevron Corp.	3.7	2.8
JPMorgan Chase & Co.	3.3	4.5
Procter & Gamble Co.	3.1	2.4
United Parcel Service, Inc. Class B(a)	2.5	2.1
AT&T, Inc.	2.0	1.3
Cisco Systems, Inc.	1.9	2.0
MetLife, Inc.	1.8	1.5
Verizon Communications, Inc.	1.8	1.7
	29.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	27.4
Industrials	11.8	11.8
Information Technology	11.6	12.5
Health Care	10.4	9.9
Energy	9.8	10.2

Asset Allocation (% of fund's net assets)

As of November 30, 2015*,**
Stocks	94.7%
Bonds	0.1%
Convertible Securities	0.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Written options - (0.1)%

 ** Foreign investments - 9.1%

As of May 31, 2015*,**
Stocks	93.8%
Bonds	0.2%
Convertible Securities	1.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Written options - 0.0%

 ** Foreign investments - 10.4%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 94.5%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.7%
Automobiles - 1.1%
General Motors Co.		620,600	$22,466
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC		13,500	235
Dunkin' Brands Group, Inc. (a)		119,400	5,065
McDonald's Corp. (b)		131,417	15,003
Whitbread PLC		15,604	1,069
Yum! Brands, Inc. (b)		90,721	6,578
			27,950
Household Durables - 0.6%
M.D.C. Holdings, Inc.		185,600	4,868
Tupperware Brands Corp.		149,800	8,504
			13,372
Leisure Products - 0.9%
Mattel, Inc. (a)		422,600	10,506
New Academy Holding Co. LLC unit (c)(d)(e)		52,800	7,983
			18,489
Media - 1.6%
Comcast Corp. Class A		487,374	29,662
Time Warner, Inc.		60,800	4,255
			33,917
Multiline Retail - 1.6%
Kohl's Corp.		97,648	4,602
Macy's, Inc.		185,100	7,234
Target Corp.		316,955	22,979
			34,815
Specialty Retail - 0.6%
Foot Locker, Inc.		97,100	6,312
GNC Holdings, Inc.		167,000	4,978
Stage Stores, Inc. (a)		284,361	2,201
			13,491

TOTAL CONSUMER DISCRETIONARY			164,500

CONSUMER STAPLES - 8.8%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR		53,000	6,808
Molson Coors Brewing Co. Class B (b)		93,505	8,605
The Coca-Cola Co.		480,200	20,466
			35,879
Food & Staples Retailing - 2.7%
CVS Health Corp.		324,000	30,485
Tesco PLC		677,700	1,705
Wal-Mart Stores, Inc.		251,850	14,819
Walgreens Boots Alliance, Inc.		98,744	8,297
Whole Foods Market, Inc.		91,200	2,658
			57,964
Food Products - 1.1%
B&G Foods, Inc. Class A		136,354	5,151
Sanderson Farms, Inc. (a)		35,200	2,633
The Hershey Co. (b)		196,900	16,994
			24,778
Household Products - 3.1%
Procter & Gamble Co.		888,617	66,504
Personal Products - 0.2%
Avon Products, Inc. (a)		1,151,900	3,974

TOTAL CONSUMER STAPLES			189,099

ENERGY - 9.6%
Energy Equipment & Services - 0.4%
Ensco PLC Class A		243,224	4,164
National Oilwell Varco, Inc.		73,949	2,761
Oceaneering International, Inc.		63,100	2,760
			9,685
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.		100,545	6,023
Apache Corp.		258,227	12,700
Avance Gas Holding Ltd. (a)		179,455	2,437
BW LPG Ltd.		350,634	3,026
Cameco Corp.		123,900	1,514
Chevron Corp.		875,869	79,984
CONSOL Energy, Inc. (a)		320,375	2,525
Foresight Energy LP (a)		257,600	1,108
Golar LNG Ltd.		68,300	1,868
Imperial Oil Ltd.		48,000	1,559
Kinder Morgan, Inc.		359,300	8,469
Legacy Reserves LP		505,299	1,577
Markwest Energy Partners LP		235,991	11,328
Noble Energy, Inc.		138,200	5,068
Suncor Energy, Inc.		795,700	21,986
The Williams Companies, Inc.		555,950	20,326
Williams Partners LP		547,815	15,021
			196,519

TOTAL ENERGY			206,204

FINANCIALS - 24.6%
Banks - 11.4%
Bank of America Corp.		1,549,400	27,006
BB&T Corp.		26,700	1,031
Comerica, Inc.		232,180	10,762
First Niagara Financial Group, Inc.		724,200	7,807
FirstMerit Corp.		348,340	7,047
JPMorgan Chase & Co.		1,055,557	70,385
KeyCorp		533,000	6,988
Lloyds Banking Group PLC		1,703,700	1,871
M&T Bank Corp.		245,517	30,771
Regions Financial Corp.		1,332,300	13,510
Standard Chartered PLC:
rights 12/10/15 (d)		116,110	159
(United Kingdom)		406,386	3,410
SunTrust Banks, Inc.		373,100	16,200
U.S. Bancorp		452,700	19,869
Wells Fargo & Co. (b)		486,550	26,809
			243,625
Capital Markets - 5.5%
Apollo Global Management LLC Class A		35,500	580
Apollo Investment Corp. (a)		790,757	5,021
Ares Capital Corp.		375,042	5,933
Ares Management LP		170,880	2,404
KKR & Co. LP		1,844,596	31,192
Morgan Stanley		231,342	7,935
PJT Partners, Inc. (d)		27,955	655
State Street Corp.		356,899	25,904
The Blackstone Group LP		1,141,703	35,655
TPG Specialty Lending, Inc.		143,100	2,463
			117,742
Consumer Finance - 0.4%
Synchrony Financial (d)		251,257	7,998
Insurance - 4.8%
ACE Ltd.		105,911	12,164
MetLife, Inc.		769,857	39,332
Prudential Financial, Inc.		169,198	14,644
The Chubb Corp.		213,667	27,890
The Travelers Companies, Inc.		81,649	9,355
			103,385
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.		213,080	3,825
American Tower Corp.		11,800	1,173
Annaly Capital Management, Inc.		402,294	3,854
Care Capital Properties, Inc.		15,273	483
Coresite Realty Corp.		31,220	1,829
Cousins Properties, Inc.		356,400	3,503
Crown Castle International Corp.		77,900	6,692
Duke Realty LP		294,600	5,995
First Potomac Realty Trust		452,777	5,261
Piedmont Office Realty Trust, Inc. Class A		249,935	4,871
Public Storage		10,600	2,545
Retail Properties America, Inc.		165,897	2,538
Sabra Health Care REIT, Inc.		70,700	1,462
Two Harbors Investment Corp.		301,541	2,563
Ventas, Inc.		61,094	3,259
			49,853
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.		239,290	3,410

TOTAL FINANCIALS			526,013

HEALTH CARE - 10.3%
Biotechnology - 1.0%
AbbVie, Inc.		119,100	6,926
Amgen, Inc.		57,949	9,336
Gilead Sciences, Inc.		50,400	5,340
			21,602
Health Care Equipment & Supplies - 1.7%
DENTSPLY International, Inc.		81,300	4,932
Medtronic PLC (b)		369,982	27,874
St. Jude Medical, Inc.		66,462	4,194
			37,000
Health Care Providers & Services - 0.0%
Anthem, Inc.		44	6
Pharmaceuticals - 7.6%
GlaxoSmithKline PLC		914,000	18,575
Johnson & Johnson		1,137,318	115,136
Merck & Co., Inc.		100,700	5,338
Pfizer, Inc.		240,513	7,882
Sanofi SA		73,234	6,509
Teva Pharmaceutical Industries Ltd. sponsored ADR		135,700	8,540
			161,980

TOTAL HEALTH CARE			220,588

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.8%
General Dynamics Corp.		52,200	7,645
Raytheon Co.		71,000	8,806
The Boeing Co. (b)		124,200	18,065
United Technologies Corp.		262,907	25,252
			59,768
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.		80,979	5,460
PostNL NV (d)		1,871,900	6,256
United Parcel Service, Inc. Class B (b)		518,790	53,441
			65,157
Airlines - 0.2%
Copa Holdings SA Class A		82,000	4,235
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.		215,104	8,159
Republic Services, Inc.		60,089	2,640
			10,799
Electrical Equipment - 1.3%
Eaton Corp. PLC		203,500	11,836
Emerson Electric Co.		299,370	14,969
			26,805
Industrial Conglomerates - 3.9%
General Electric Co. (b)		2,769,054	82,905
Machinery - 0.1%
Cummins, Inc.		26,100	2,620
Professional Services - 0.0%
Acacia Research Corp. (a)		153,060	905

TOTAL INDUSTRIALS			253,194

INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.9%
Cisco Systems, Inc.		1,473,353	40,149
QUALCOMM, Inc.		468,889	22,877
			63,026
Electronic Equipment & Components - 0.5%
Hitachi Ltd.		536,000	3,164
TE Connectivity Ltd.		98,930	6,637
			9,801
Internet Software & Services - 0.4%
Yahoo!, Inc. (d)		278,200	9,406
IT Services - 2.9%
First Data Corp.		779,769	11,790
First Data Corp. Class A (d)		24,000	403
IBM Corp.		218,423	30,453
Paychex, Inc. (b)		367,878	19,957
			62,603
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.		951,877	17,867
Maxim Integrated Products, Inc.		288,600	11,189
			29,056
Software - 0.8%
Microsoft Corp. (b)		321,338	17,465
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.		187,700	22,205
EMC Corp.		1,069,300	27,096
Seagate Technology LLC		103,600	3,723
			53,024

TOTAL INFORMATION TECHNOLOGY			244,381

MATERIALS - 1.4%
Chemicals - 0.6%
LyondellBasell Industries NV Class A		60,200	5,768
Potash Corp. of Saskatchewan, Inc.		291,100	5,892
Syngenta AG sponsored ADR		4,500	333
Tronox Ltd. Class A		174,965	1,018
			13,011
Containers & Packaging - 0.5%
Packaging Corp. of America		89,600	6,092
WestRock Co.		99,000	5,012
			11,104
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.		202,514	1,657
Nucor Corp.		103,100	4,273
			5,930

TOTAL MATERIALS			30,045

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.		1,250,127	42,092
TDC A/S		226,900	1,192
Verizon Communications, Inc.		851,590	38,705
			81,989
Wireless Telecommunication Services - 0.1%
KDDI Corp.		94,900	2,354

TOTAL TELECOMMUNICATION SERVICES			84,343

UTILITIES - 4.9%
Electric Utilities - 4.7%
American Electric Power Co., Inc.		210,515	11,791
Entergy Corp.		118,500	7,896
Exelon Corp.		1,108,700	30,279
NextEra Energy, Inc.		18,986	1,896
PPL Corp.		658,000	22,398
Southern Co.		501,525	22,338
Xcel Energy, Inc.		100,900	3,598
			100,196
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.		299,400	5,075

TOTAL UTILITIES			105,271

TOTAL COMMON STOCKS
(Cost $1,902,926)			2,023,638

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
AmSurg Corp. Series A-1, 5.25%		5,900	938
Pharmaceuticals - 0.0%
Allergan PLC 5.50%		880	922
TOTAL HEALTH CARE			1,860
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%		14,600	902
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%		11,400	705
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 2.00% ZENS (d)		12,700	752
TOTAL UTILITIES			1,457

TOTAL CONVERTIBLE PREFERRED STOCKS			4,219

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG		16,608	2,302
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Ally Financial, Inc. 7.00% (f)		2,265	2,281

TOTAL NONCONVERTIBLE PREFERRED STOCKS			4,583

TOTAL PREFERRED STOCKS
(Cost $9,164)			8,802
		Principal Amount (000s)(g)	Value (000s)

Corporate Bonds - 0.5%
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18		460	709
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17		516	469
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		2,860	2,812
Whiting Petroleum Corp. 1.25% 4/1/20 (f)		840	739
			4,020
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (f)		1,800	1,789
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17 (h)		1,510	14
3% 12/15/20 (h)		2,160	20
Micron Technology, Inc. 3.125% 5/1/32		450	784
NXP Semiconductors NV 1% 12/1/19 (f)		910	1,051
			1,869
TOTAL INFORMATION TECHNOLOGY			3,658

TOTAL CONVERTIBLE BONDS			8,387

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (f)		1,240	1,085
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
Vector Group Ltd. 7.75% 2/15/21		905	962
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (h)		2,030	5

TOTAL NONCONVERTIBLE BONDS			2,052

TOTAL CORPORATE BONDS
(Cost $16,967)			10,439

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24%(f)(i)
(Cost $1,520)	EUR	990	1,137
		Shares	Value (000s)

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.18% (j)		92,725,145	92,725
Fidelity Securities Lending Cash Central Fund, 0.22% (j)(k)		23,547,494	23,547
TOTAL MONEY MARKET FUNDS
(Cost $116,272)			116,272
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $2,046,849)			2,160,288
NET OTHER ASSETS (LIABILITIES) - (0.9)%			(19,886)
NET ASSETS - 100%			$2,140,402

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
General Electric Co.	1/15/16 - $31.00	9,926	$303	$(253)
McDonald's Corp.	1/15/16 - $115.00	458	83	(109)
Medtronic PLC	1/15/16 - $77.50	1,215	229	(117)
Microsoft Corp.	12/18/15 - $55.00	1,366	123	(92)
Molson Coors Brewing Co. Class B	1/15/16 - $100.00	305	36	(15)
Paychex, Inc.	12/18/15 - $50.00	1,853	152	(788)
The Boeing Co.	1/15/16 - $150.00	409	157	(74)
The Hershey Co.	2/19/16 - $90.00	646	82	(111)
United Parcel Service, Inc. Class B	1/15/16 - $105.00	1,710	313	(255)
Wells Fargo & Co.	1/15/16 - $57.50	1,622	111	(74)
Yum! Brands, Inc.	1/15/16 - $75.00	293	51	(71)
TOTAL WRITTEN OPTIONS			$1,640	$(1,959)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $104,585,000.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,983,000 or 0.4% of net assets.

 (d) Non-income producing

 (e) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,894,000 or 0.5% of net assets.

 (g) Amount is stated in United States dollars unless otherwise noted.

 (h) Non-income producing - Security is in default.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$5,565

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$126
Fidelity Securities Lending Cash Central Fund	180
Total	$306

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$166,802	$156,282	$2,537	$7,983
Consumer Staples	189,099	187,394	1,705	--
Energy	206,204	206,204	--	--
Financials	528,294	524,142	4,152	--
Health Care	222,448	196,426	26,022	--
Industrials	253,194	253,194	--	--
Information Technology	244,381	232,591	11,790	--
Materials	30,045	30,045	--	--
Telecommunication Services	85,245	82,891	2,354	--
Utilities	106,728	105,976	752	--
Corporate Bonds	10,439	--	10,439	--
Preferred Securities	1,137	--	1,137	--
Money Market Funds	116,272	116,272	--	--
Total Investments in Securities:	$2,160,288	$2,091,417	$60,888	$7,983
Derivative Instruments:
Liabilities
Written Options	$(1,959)	$(1,959)	$--	$--
Total Liabilities	$(1,959)	$(1,959)	$--	$--
Total Derivative Instruments:	$(1,959)	$(1,959)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Written Options(a)	$0	$(1,959)
Total Equity Risk	$0	$(1,959)
Total Value of Derivatives	$0	$(1,959)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $23,187) — See accompanying schedule: Unaffiliated issuers (cost $1,930,577)	$2,044,016
Fidelity Central Funds (cost $116,272)	116,272
Total Investments (cost $2,046,849)		$2,160,288
Receivable for investments sold		3,887
Receivable for fund shares sold		674
Dividends receivable		7,838
Interest receivable		85
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		6
Other receivables		106
Total assets		2,172,917
Liabilities
Payable to custodian bank	$6
Payable for investments purchased	90
Payable for fund shares redeemed	4,887
Accrued management fee	808
Distribution and service plan fees payable	652
Written options, at value (premium received $1,640)	1,959
Other affiliated payables	416
Other payables and accrued expenses	150
Collateral on securities loaned, at value	23,547
Total liabilities		32,515
Net Assets		$2,140,402
Net Assets consist of:
Paid in capital		$1,867,306
Undistributed net investment income		16,088
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		143,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,104
Net Assets		$2,140,402
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($687,822 ÷ 22,116.10 shares)		$31.10
Maximum offering price per share (100/94.25 of $31.10)		$33.00
Class T:
Net Asset Value and redemption price per share ($812,999 ÷ 25,697.37 shares)		$31.64
Maximum offering price per share (100/96.50 of $31.64)		$32.79
Class B:
Net Asset Value and offering price per share ($10,079 ÷ 321.57 shares)(a)		$31.34
Class C:
Net Asset Value and offering price per share ($187,196 ÷ 5,992.07 shares)(a)		$31.24
Class I:
Net Asset Value, offering price and redemption price per share ($428,052 ÷ 13,288.20 shares)		$32.21
Class Z:
Net Asset Value, offering price and redemption price per share ($14,254 ÷ 442.57 shares)		$32.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$86,344
Interest		1,590
Income from Fidelity Central Funds		306
Total income		88,240
Expenses
Management fee	$10,432
Transfer agent fees	4,662
Distribution and service plan fees	8,483
Accounting and security lending fees	702
Custodian fees and expenses	58
Independent trustees' compensation	10
Registration fees	104
Audit	70
Legal	10
Miscellaneous	28
Total expenses before reductions	24,559
Expense reductions	(179)	24,380
Net investment income (loss)		63,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,314
Foreign currency transactions	(35)
Written options	5,913
Total net realized gain (loss)		155,192
Change in net unrealized appreciation (depreciation) on: Investment securities	(305,822)
Assets and liabilities in foreign currencies	16
Written options	303
Total change in net unrealized appreciation (depreciation)		(305,503)
Net gain (loss)		(150,311)
Net increase (decrease) in net assets resulting from operations		$(86,451)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,860	$60,679
Net realized gain (loss)	155,192	202,288
Change in net unrealized appreciation (depreciation)	(305,503)	813
Net increase (decrease) in net assets resulting from operations	(86,451)	263,780
Distributions to shareholders from net investment income	(66,216)	(45,196)
Distributions to shareholders from net realized gain	(81,483)	(2,749)
Total distributions	(147,699)	(47,945)
Share transactions - net increase (decrease)	(126,756)	(180,981)
Total increase (decrease) in net assets	(360,906)	34,854
Net Assets
Beginning of period	2,501,308	2,466,454
End of period (including undistributed net investment income of $16,088 and undistributed net investment income of $22,526, respectively)	$2,140,402	$2,501,308

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.44	$31.60	$25.55	$22.18	$21.07
Income from Investment Operations
Net investment income (loss)A	.92	.84B	.60	.61	.42
Net realized and unrealized gain (loss)	(2.15)	2.67	6.06	3.32	1.11
Total from investment operations	(1.23)	3.51	6.66	3.93	1.53
Distributions from net investment income	(.98)	(.64)	(.58)	(.56)	(.42)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.11)C	(.67)D	(.61)	(.56)	(.42)
Net asset value, end of period	$31.10	$34.44	$31.60	$25.55	$22.18
Total ReturnE,F	(3.61)%	11.28%	26.43%	17.90%	7.25%
Ratios to Average Net AssetsG,H
Expenses before reductions	.95%	.96%	.98%	1.02%	1.03%
Expenses net of fee waivers, if any	.95%	.96%	.98%	1.02%	1.03%
Expenses net of all reductions	.94%	.95%	.97%	1.01%	1.02%
Net investment income (loss)	2.85%	2.55%B	2.07%	2.52%	1.82%
Supplemental Data
Net assets, end of period (in millions)	$688	$794	$777	$646	$634
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.21%.

 C Total distributions of $2.11 per share is comprised of distributions from net investment income of $.975 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.67 per share is comprised of distributions from net investment income of $.636 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.99	$32.09	$25.94	$22.50	$21.37
Income from Investment Operations
Net investment income (loss)A	.86	.78B	.55	.57	.38
Net realized and unrealized gain (loss)	(2.18)	2.72	6.15	3.37	1.13
Total from investment operations	(1.32)	3.50	6.70	3.94	1.51
Distributions from net investment income	(.89)	(.56)	(.52)	(.50)	(.38)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.03)	(.60)	(.55)	(.50)	(.38)
Net asset value, end of period	$31.64	$34.99	$32.09	$25.94	$22.50
Total ReturnC,D	(3.83)%	11.04%	26.14%	17.70%	7.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.21%	1.21%
Net investment income (loss)	2.62%	2.33%B	1.86%	2.32%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$813	$974	$984	$854	$862
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.98%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.65	$31.79	$25.69	$22.29	$21.16
Income from Investment Operations
Net investment income (loss)A	.66	.57B	.36	.42	.24
Net realized and unrealized gain (loss)	(2.17)	2.69	6.10	3.34	1.12
Total from investment operations	(1.51)	3.26	6.46	3.76	1.36
Distributions from net investment income	(.67)	(.37)	(.33)	(.36)	(.23)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.80)C	(.40)D	(.36)	(.36)	(.23)
Net asset value, end of period	$31.34	$34.65	$31.79	$25.69	$22.29
Total ReturnE,F	(4.43)%	10.37%	25.39%	16.97%	6.43%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.80%	1.80%
Net investment income (loss)	2.01%	1.71%B	1.26%	1.73%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$10	$19	$27	$31	$42
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Total distributions of $1.80 per share is comprised of distributions from net investment income of $.665 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.366 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.57	$31.73	$25.66	$22.27	$21.16
Income from Investment Operations
Net investment income (loss)A	.68	.59B	.38	.43	.25
Net realized and unrealized gain (loss)	(2.15)	2.69	6.09	3.33	1.11
Total from investment operations	(1.47)	3.28	6.47	3.76	1.36
Distributions from net investment income	(.72)	(.40)	(.37)	(.37)	(.25)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.86)	(.44)	(.40)	(.37)	(.25)
Net asset value, end of period	$31.24	$34.57	$31.73	$25.66	$22.27
Total ReturnC,D	(4.34)%	10.44%	25.46%	17.03%	6.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.72%	1.72%	1.74%	1.77%	1.78%
Expenses net of fee waivers, if any	1.71%	1.72%	1.74%	1.77%	1.78%
Expenses net of all reductions	1.71%	1.71%	1.73%	1.77%	1.77%
Net investment income (loss)	2.09%	1.79%B	1.32%	1.76%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$187	$214	$195	$143	$134
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.45%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.62	$26.36	$22.86	$21.70
Income from Investment Operations
Net investment income (loss)A	1.04	.95B	.70	.70	.50
Net realized and unrealized gain (loss)	(2.23)	2.77	6.24	3.43	1.14
Total from investment operations	(1.19)	3.72	6.94	4.13	1.64
Distributions from net investment income	(1.06)	(.72)	(.65)	(.63)	(.48)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.19)C	(.75)D	(.68)	(.63)	(.48)
Net asset value, end of period	$32.21	$35.59	$32.62	$26.36	$22.86
Total ReturnE	(3.37)%	11.59%	26.72%	18.27%	7.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.70%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.73%	.74%
Expenses net of all reductions	.69%	.70%	.71%	.73%	.73%
Net investment income (loss)	3.11%	2.81%B	2.34%	2.80%	2.10%
Supplemental Data
Net assets, end of period (in millions)	$428	$496	$483	$445	$360
Portfolio turnover rateH	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $2.19 per share is comprised of distributions from net investment income of $1.058 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.716 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.63	$31.44
Income from Investment Operations
Net investment income (loss)B	1.08	1.03C	.23
Net realized and unrealized gain (loss)	(2.21)	2.74	1.12
Total from investment operations	(1.13)	3.77	1.35
Distributions from net investment income	(1.11)	(.78)	(.16)
Distributions from net realized gain	(1.14)	(.04)	–
Total distributions	(2.25)	(.81)D	(.16)
Net asset value, end of period	$32.21	$35.59	$32.63
Total ReturnE,F	(3.20)%	11.75%	4.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.54%	.54%	.54%I
Expenses net of fee waivers, if any	.54%	.54%	.54%I
Expenses net of all reductions	.53%	.54%	.54%I
Net investment income (loss)	3.26%	2.97%C	2.37%I
Supplemental Data
Net assets, end of period (000s omitted)	$14,254	$4,060	$104
Portfolio turnover rateJ	53%	33%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.775 and distributions from net realized gain of $.038 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, contingent interest, certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$301,303
Gross unrealized depreciation	(187,028)
Net unrealized appreciation (depreciation) on securities	$114,275
Tax Cost	$2,046,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,222
Undistributed long-term capital gain	$142,032
Net unrealized appreciation (depreciation) on securities and other investments	$113,940

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$66,216	$ 47,945
Long-term Capital Gains	81,483	–
Total	$147,699	$ 47,945

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $5,913 and a change in net unrealized appreciation (depreciation) of $302 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	10	$912
Options Opened	119	10,886
Options Exercised	(37)	(3,340)
Options Closed	(36)	(3,531)
Options Expired	(36)	(3,287)
Outstanding at end of period	20	$1,640

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,190,348 and $1,300,637, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,861	$12
Class T	.25%	.25%	4,477	7
Class B	.75%	.25%	143	107
Class C	.75%	.25%	2,002	149
			$8,483	$275

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$123
Class T	34
Class B(a)	4
Class C(a)	14
$175

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,555.21
Class T	1,678.19
Class B	43.30
Class C	452.23
Class I	928.20
Class Z	6.05
	$4,662

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $116 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	22
Class B	-*
Class C	5
Class I	9
$54

* In the Amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$22,360	$15,398
Class T	24,297	16,652
Class B	312	284
Class C	4,432	2,480
Class I	14,486	10,355
Class Z	329	27
Total	$66,216	$45,196
From net realized gain
Class A	$26,221	$885
Class T	31,523	1,072
Class B	619	22
Class C	7,102	235
Class I	15,863	531
Class Z	155	4
Total	$81,483	$2,749

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,362	2,874	$75,894	$94,044
Reinvestment of distributions	1,433	468	45,794	15,075
Shares redeemed	(4,745)	(4,883)	(152,883)	(160,473)
Net increase (decrease)	(950)	(1,541)	$(31,195)	$(51,354)
Class T
Shares sold	2,316	2,961	$76,171	$98,369
Reinvestment of distributions	1,671	523	54,352	17,076
Shares redeemed	(6,115)	(6,341)	(200,386)	(211,072)
Net increase (decrease)	(2,128)	(2,857)	$(69,863)	$(95,627)
Class B
Shares sold	9	28	$284	$933
Reinvestment of distributions	26	9	855	278
Shares redeemed	(270)	(335)	(8,810)	(11,003)
Net increase (decrease)	(235)	(298)	$(7,671)	$(9,792)
Class C
Shares sold	655	952	$21,329	$31,255
Reinvestment of distributions	323	74	10,405	2,385
Shares redeemed	(1,186)	(962)	(38,343)	(31,695)
Net increase (decrease)	(208)	64	$(6,609)	$1,945
Class I
Shares sold	1,946	2,911	$64,288	$97,428
Reinvestment of distributions	888	313	29,367	10,419
Shares redeemed	(3,471)	(4,089)	(116,106)	(137,936)
Net increase (decrease)	(637)	(865)	$(22,451)	$(30,089)
Class Z
Shares sold	374	113	$12,522	$4,010
Reinvestment of distributions	15	1	484	31
Shares redeemed	(60)	(3)	(1,973)	(105)
Net increase (decrease)	329	111	$11,033	$3,936

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$944.20	$4.58
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$943.00	$5.70
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$939.90	$8.66
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.71%
Actual		$1,000.00	$940.30	$8.32
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Class I	.68%
Actual		$1,000.00	$945.20	$3.32
Hypothetical-C		$1,000.00	$1,021.66	$3.45
Class Z	.54%
Actual		$1,000.00	$946.30	$2.63
Hypothetical-C		$1,000.00	$1,022.36	$2.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/15	12/11/15	$0.347	$1.823
Class A	01/19/16	01/15/16	$0.000	$0.283
Class T	12/14/15	12/11/15	$0.327	$1.823
Class T	01/19/16	01/15/16	$0.000	$0.283
Class B	12/14/15	12/11/15	$0.269	$1.823
Class B	01/19/16	01/15/16	$0.000	$0.283
Class C	12/14/15	12/11/15	$0.282	$1.823
Class C	01/19/16	01/15/16	$0.000	$0.283

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $144,048,258, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 81%, 100%, 100%, and 100%; Class T designates 86%, 100%, 100%, and 100%; Class B designates 100%, 100%, 100%, and 100%; and Class C designates 100%, 100%, 100%, and 100%; of the dividends distributed in December 2014, April 2015, July 2015 and October 2015, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Income Fund

2014 Total Return % vs. Lipper Equity Income Funds Objective and Russell 3000 Value:

15.0
14.0
13.0
12.0
11.0
10.0
9.0
8.0
7.0
6.0
12.7
12.1
8.6
8.4
7.5
1 Year
88
83
78
73
68
63
58
53
48
43
75.8
62.6
64.0
57.5
54.3
3 Year
121
111
101
91
81
71
61
104.1
94.9
86.1
79.2
76.4
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten	1 Year	3 Year	5 Year
Class A	25%	61%	39%
Class B	17%	39%	16%
Class C	17%	39%	17%
Class I	26%	69%	48%
Class T	21%	53%	33%
Class Z	30%	-	-

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPI-ANN-0116
1.539449.119

Fidelity Advisor® Equity Growth Fund Class Z Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	5.77%	14.76%	7.93%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class Z on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class Z.

Period Ending Values
$21,440	Fidelity Advisor® Equity Growth Fund - Class Z
$22,916	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes (excluding sales charges, if applicable) saw gains in the mid-single digits, lagging the 6.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, picks in food, beverage & tobacco, part of the consumer staples sector, weighed most on the fund's performance, largely due to the fund’s overweighting in Keurig Green Mountain – by far the largest individual detractor the past year. Keurig shares suffered partly due to the firm’s disappointing December 2014 launch of its second-generation brewing machine and subsequent consecutive quarters of lower-than-expected earnings and revenue. In November, the stock hit a nearly three-year low when an influential analyst reduced its forecast for Keurig’s sales due to lowered prices on its coffee brewers, decreased K-Cup volumes and weak demand for its new Kold machine. On the plus side, positioning in information technology's software & services industry was a big plus. From this group, the fund’s position in Facebook – the largest holding – was its biggest individual contributor by a wide margin. Facebook outperformed, partly in anticipation of second-quarter earnings that reflected a strong rise in advertising revenue and growth in the number of subscribers accessing its services on mobile devices. The firm continued to make progress with video advertising and announced new features geared toward small and medium-sized businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	11.3	8.5
Alphabet, Inc. Class A	6.5	3.3
Gilead Sciences, Inc.	5.1	5.8
Apple, Inc.	2.9	6.9
Amazon.com, Inc.	2.7	0.5
Salesforce.com, Inc.	2.6	2.1
Starbucks Corp.	2.5	1.9
Home Depot, Inc.	2.4	1.8
Avago Technologies Ltd.	2.4	0.1
Danaher Corp.	2.3	1.8
	40.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.6	36.2
Consumer Discretionary	16.3	15.0
Health Care	15.7	18.5
Industrials	10.3	11.7
Financials	6.7	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	93.6%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 14.5%

As of May 31, 2015*
Stocks	96.5%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 14.1%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 0.7%
Tesla Motors, Inc. (a)	91,300	$21,023
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	166,600	11,051
Houghton Mifflin Harcourt Co. (a)	221,900	4,385
Nord Anglia Education, Inc. (a)	134,321	2,852
ServiceMaster Global Holdings, Inc. (a)	487,300	18,264
		36,552
Hotels, Restaurants & Leisure - 3.8%
Buffalo Wild Wings, Inc. (a)	52,400	8,397
Chipotle Mexican Grill, Inc. (a)	15,185	8,800
Domino's Pizza, Inc.	184,800	19,860
Jubilant Foodworks Ltd.	52,463	1,218
Starbucks Corp.	1,161,402	71,298
		109,573
Household Durables - 0.9%
Harman International Industries, Inc.	185,100	19,095
Toll Brothers, Inc. (a)	205,800	7,652
		26,747
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	117,800	78,313
Netflix, Inc. (a)	150,700	18,586
NutriSystem, Inc.	122,400	2,808
Travelport Worldwide Ltd.	143,600	1,911
		101,618
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	202,642	0
Specialty Retail - 4.2%
AutoZone, Inc. (a)	11,100	8,700
Five Below, Inc. (a)(c)	335,100	9,386
Home Depot, Inc.	518,244	69,383
L Brands, Inc.	87,200	8,320
Lowe's Companies, Inc.	152,700	11,697
MarineMax, Inc. (a)	209,400	3,801
Restoration Hardware Holdings, Inc. (a)	2,800	252
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	58,274	9,732
		121,271
Textiles, Apparel & Luxury Goods - 1.7%
Kate Spade & Co. (a)	1,104,724	22,139
NIKE, Inc. Class B	209,257	27,681
		49,820

TOTAL CONSUMER DISCRETIONARY		466,604

CONSUMER STAPLES - 3.2%
Beverages - 0.5%
Kweichow Moutai Co. Ltd.	64,130	2,148
The Coca-Cola Co.	317,626	13,537
		15,685
Food & Staples Retailing - 0.7%
CVS Health Corp.	135,900	12,787
Whole Foods Market, Inc.	248,083	7,232
		20,019
Food Products - 0.4%
Keurig Green Mountain, Inc.	240,691	12,612
Household Products - 0.3%
Procter & Gamble Co.	104,691	7,835
Personal Products - 1.3%
Avon Products, Inc.	287,500	992
Estee Lauder Companies, Inc. Class A	101,200	8,513
Herbalife Ltd. (a)	466,166	26,912
		36,417

TOTAL CONSUMER STAPLES		92,568

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd.	264,848	7,244
FINANCIALS - 6.7%
Banks - 0.9%
First Republic Bank	302,800	20,851
HDFC Bank Ltd. (a)	68,446	1,319
M&T Bank Corp.	25,400	3,183
		25,353
Capital Markets - 2.8%
BlackRock, Inc. Class A	42,000	15,276
E*TRADE Financial Corp. (a)	850,445	25,879
HFF, Inc.	199,700	6,864
Invesco Ltd.	282,523	9,518
JMP Group, Inc.	141,100	872
PJT Partners, Inc. (a)	21,880	513
The Blackstone Group LP	451,933	14,114
Virtus Investment Partners, Inc.	51,400	7,003
		80,039
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	55,800	7,482
McGraw Hill Financial, Inc.	246,875	23,816
MSCI, Inc. Class A	114,600	8,036
		39,334
Real Estate Investment Trusts - 0.6%
American Tower Corp.	174,400	17,332
Real Estate Management & Development - 0.8%
Realogy Holdings Corp. (a)	594,918	24,576
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	229,300	5,668

TOTAL FINANCIALS		192,302

HEALTH CARE - 15.7%
Biotechnology - 9.9%
Amgen, Inc.	178,100	28,692
BioMarin Pharmaceutical, Inc. (a)	161,679	15,419
Celgene Corp. (a)	161,600	17,687
Cytokinetics, Inc. warrants 6/25/17 (a)	856,620	974
Gilead Sciences, Inc.	1,388,047	147,077
Insmed, Inc. (a)	744,220	12,138
Medivation, Inc. (a)	794,600	33,596
Vertex Pharmaceuticals, Inc. (a)	231,700	29,973
		285,556
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	138,800	10,457
Novadaq Technologies, Inc. (a)	575,300	7,007
		17,464
Health Care Providers & Services - 0.3%
Express Scripts Holding Co. (a)	111,500	9,531
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	3,065,000	43,137
Teva Pharmaceutical Industries Ltd. sponsored ADR	533,300	33,561
Valeant Pharmaceuticals International, Inc. (Canada) (a)	701,100	63,183
		139,881

TOTAL HEALTH CARE		452,432

INDUSTRIALS - 10.3%
Aerospace & Defense - 1.3%
Textron, Inc.	340,200	14,516
TransDigm Group, Inc. (a)	102,177	23,974
		38,490
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	178,600	18,398
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR	262,060	20,152
Building Products - 0.8%
A.O. Smith Corp.	138,138	11,018
Caesarstone Sdot-Yam Ltd.	258,500	10,567
		21,585
Electrical Equipment - 0.8%
Acuity Brands, Inc.	52,200	12,052
AMETEK, Inc.	199,955	11,289
		23,341
Industrial Conglomerates - 3.1%
Danaher Corp.	674,214	64,987
Roper Industries, Inc.	126,169	24,412
		89,399
Professional Services - 1.6%
CEB, Inc.	42,300	3,269
Equifax, Inc.	48,900	5,452
Resources Connection, Inc.	311,700	5,689
Robert Half International, Inc.	287,800	14,730
WageWorks, Inc. (a)	392,900	16,714
		45,854
Road & Rail - 0.0%
Swift Transporation Co. (a)	43,100	688
Trading Companies & Distributors - 1.3%
HD Supply Holdings, Inc. (a)	1,084,400	34,300
Summit Ascent Holdings Ltd. (a)	5,330,000	2,530
		36,830

TOTAL INDUSTRIALS		294,737

INFORMATION TECHNOLOGY - 40.8%
Communications Equipment - 0.1%
QUALCOMM, Inc.	74,400	3,630
Electronic Equipment & Components - 0.2%
CDW Corp.	100,000	4,317
TE Connectivity Ltd.	19,423	1,303
		5,620
Internet Software & Services - 21.5%
58.com, Inc. ADR (a)	99,200	5,973
Alibaba Group Holding Ltd. sponsored ADR (a)	335,700	28,226
Alphabet, Inc.:
Class A (a)	244,150	186,250
Class C	42,136	31,290
Cvent, Inc. (a)	324,878	11,738
Demandware, Inc. (a)(c)	155,704	7,964
Facebook, Inc. Class A (a)	3,112,400	324,433
Just Dial Ltd.	139,013	1,965
JUST EAT Ltd. (a)	825,555	5,478
Shopify, Inc. Class A (c)	3,600	95
Textura Corp. (a)	409,489	9,889
Zillow Group, Inc. (a)(c)	69,800	1,817
Zillow Group, Inc. Class C (a)(c)	139,600	3,441
		618,559
IT Services - 3.3%
Cognizant Technology Solutions Corp. Class A (a)	445,300	28,757
Global Payments, Inc.	75,200	5,328
MasterCard, Inc. Class A	81,000	7,932
Visa, Inc. Class A	672,532	53,137
		95,154
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	518,300	67,612
Maxim Integrated Products, Inc.	168,728	6,542
Monolithic Power Systems, Inc.	162,432	11,099
		85,253
Software - 9.8%
Activision Blizzard, Inc.	246,600	9,287
Adobe Systems, Inc. (a)	432,300	39,538
Computer Modelling Group Ltd.	627,900	4,885
CyberArk Software Ltd. (a)(c)	214,800	9,299
Electronic Arts, Inc. (a)	767,645	52,039
Fleetmatics Group PLC (a)	308,600	18,423
HubSpot, Inc. (a)	176,800	9,584
Intuit, Inc.	56,500	5,661
Mobileye NV (a)(c)	416,200	18,146
Red Hat, Inc. (a)	280,800	22,860
Salesforce.com, Inc. (a)	928,292	73,976
ServiceNow, Inc. (a)	215,100	18,716
		282,414
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	693,427	82,032

TOTAL INFORMATION TECHNOLOGY		1,172,662

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	134,100	6,187
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	53,500	5,626
TOTAL COMMON STOCKS
(Cost $2,142,764)		2,690,362

Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	875,350	3,782
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	485,012	19,226
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	105,425	2,116

TOTAL INFORMATION TECHNOLOGY		21,342

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $13,680)		25,124

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 0.18% (d)	159,225,900	159,226
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	28,009,728	28,010
TOTAL MONEY MARKET FUNDS
(Cost $187,236)		187,236
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $2,343,680)		2,902,722
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(27,550)
NET ASSETS - 100%		$2,875,172

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,123,000 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E	8/1/14	$2,112
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,044
NJOY, Inc.	9/11/13	$1,637
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,524

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$222
Fidelity Securities Lending Cash Central Fund	515
Total	$737

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$470,386	$466,604	$--	$3,782
Consumer Staples	92,568	92,568	--	--
Energy	7,244	7,244	--	--
Financials	192,302	190,983	1,319	--
Health Care	452,432	408,321	44,111	--
Industrials	294,737	294,737	--	--
Information Technology	1,194,004	1,172,662	--	21,342
Materials	6,187	6,187	--	--
Telecommunication Services	5,626	5,626	--	--
Money Market Funds	187,236	187,236	--	--
Total Investments in Securities:	$2,902,722	$2,832,168	$45,430	$25,124

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
Canada	2.6%
Singapore	2.4%
Cayman Islands	2.3%
Israel	1.9%
Ireland	1.7%
Japan	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $27,374) — See accompanying schedule: Unaffiliated issuers (cost $2,156,444)	$2,715,486
Fidelity Central Funds (cost $187,236)	187,236
Total Investments (cost $2,343,680)		$2,902,722
Receivable for investments sold		3,674
Receivable for fund shares sold		2,258
Dividends receivable		1,468
Distributions receivable from Fidelity Central Funds		73
Prepaid expenses		7
Other receivables		153
Total assets		2,910,355
Liabilities
Payable for fund shares redeemed	$4,250
Accrued management fee	1,312
Distribution and service plan fees payable	888
Other affiliated payables	525
Other payables and accrued expenses	198
Collateral on securities loaned, at value	28,010
Total liabilities		35,183
Net Assets		$2,875,172
Net Assets consist of:
Paid in capital		$2,258,565
Accumulated net investment loss		(9,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		559,033
Net Assets		$2,875,172
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($887,025 ÷ 8,979.10 shares)		$98.79
Maximum offering price per share (100/94.25 of $98.79)		$104.82
Class T:
Net Asset Value and redemption price per share ($1,305,911 ÷ 13,369.18 shares)		$97.68
Maximum offering price per share (100/96.50 of $97.68)		$101.22
Class B:
Net Asset Value and offering price per share ($10,751 ÷ 124.43 shares)(a)		$86.40
Class C:
Net Asset Value and offering price per share ($183,004 ÷ 2,079.42 shares)(a)		$88.01
Class I:
Net Asset Value, offering price and redemption price per share ($462,843 ÷ 4,364.12 shares)		$106.06
Class Z:
Net Asset Value, offering price and redemption price per share ($25,638 ÷ 240.98 shares)		$106.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$25,162
Income from Fidelity Central Funds		737
Total income		25,899
Expenses
Management fee	$15,573
Transfer agent fees	5,535
Distribution and service plan fees	10,779
Accounting and security lending fees	844
Custodian fees and expenses	54
Independent trustees' compensation	13
Registration fees	133
Audit	76
Legal	20
Miscellaneous	20
Total expenses before reductions	33,047
Expense reductions	(173)	32,874
Net investment income (loss)		(6,975)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	205,402
Foreign currency transactions	(81)
Total net realized gain (loss)		205,321
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,555)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(53,557)
Net gain (loss)		151,764
Net increase (decrease) in net assets resulting from operations		$144,789

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,975)	$(4,201)
Net realized gain (loss)	205,321	701,406
Change in net unrealized appreciation (depreciation)	(53,557)	(219,078)
Net increase (decrease) in net assets resulting from operations	144,789	478,127
Share transactions - net increase (decrease)	(115,712)	(1,134,005)
Total increase (decrease) in net assets	29,077	(655,878)
Net Assets
Beginning of period	2,846,095	3,501,973
End of period (including accumulated net investment loss of $9,672 and accumulated net investment loss of $7,916, respectively)	$2,875,172	$2,846,095

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$93.78	$80.87	$61.77	$54.56	$50.75
Income from Investment Operations
Net investment income (loss)A	(.13)	(.07)	(.05)	.02	(.04)
Net realized and unrealized gain (loss)	5.14	12.98	19.15	7.30	3.90
Total from investment operations	5.01	12.91	19.10	7.32	3.86
Distributions from net realized gain	–	–	–	(.11)	(.05)
Net asset value, end of period	$98.79	$93.78	$80.87	$61.77	$54.56
Total ReturnB,C	5.34%	15.96%	30.92%	13.45%	7.61%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of fee waivers, if any	1.05%	1.07%	1.11%	1.14%	1.15%
Expenses net of all reductions	1.04%	1.07%	1.10%	1.14%	1.14%
Net investment income (loss)	(.13)%	(.08)%	(.07)%	.04%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$887	$853	$772	$632	$609
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$92.94	$80.31	$61.45	$54.26	$50.51
Income from Investment Operations
Net investment income (loss)A	(.34)	(.25)	(.17)	(.08)	(.14)
Net realized and unrealized gain (loss)	5.08	12.88	19.03	7.27	3.89
Total from investment operations	4.74	12.63	18.86	7.19	3.75
Net asset value, end of period	$97.68	$92.94	$80.31	$61.45	$54.26
Total ReturnB,C	5.10%	15.73%	30.69%	13.25%	7.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of fee waivers, if any	1.27%	1.28%	1.29%	1.31%	1.32%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.31%	1.31%
Net investment income (loss)	(.36)%	(.29)%	(.25)%	(.13)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$1,306	$1,368	$1,283	$1,108	$1,139
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$82.71	$71.91	$55.36	$49.17	$46.04
Income from Investment Operations
Net investment income (loss)A	(.82)	(.70)	(.52)	(.39)	(.42)
Net realized and unrealized gain (loss)	4.51	11.50	17.07	6.58	3.55
Total from investment operations	3.69	10.80	16.55	6.19	3.13
Net asset value, end of period	$86.40	$82.71	$71.91	$55.36	$49.17
Total ReturnB,C	4.46%	15.02%	29.90%	12.59%	6.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.90%	1.90%
Net investment income (loss)	(.98)%	(.91)%	(.85)%	(.72)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$11	$18	$23	$26	$35
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$84.18	$73.13	$56.27	$49.96	$46.77
Income from Investment Operations
Net investment income (loss)A	(.77)	(.66)	(.50)	(.37)	(.41)
Net realized and unrealized gain (loss)	4.60	11.71	17.36	6.68	3.60
Total from investment operations	3.83	11.05	16.86	6.31	3.19
Net asset value, end of period	$88.01	$84.18	$73.13	$56.27	$49.96
Total ReturnB,C	4.55%	15.11%	29.96%	12.63%	6.82%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of fee waivers, if any	1.81%	1.81%	1.84%	1.86%	1.88%
Expenses net of all reductions	1.80%	1.81%	1.83%	1.86%	1.87%
Net investment income (loss)	(.89)%	(.83)%	(.79)%	(.68)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$183	$175	$157	$133	$136
Portfolio turnover rateF	63%	49%G	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$100.40	$86.32	$65.92	$58.24	$54.14
Income from Investment Operations
Net investment income (loss)A	.15	.20	.20	.25	.16
Net realized and unrealized gain (loss)	5.51	13.88	20.40	7.75	4.16
Total from investment operations	5.66	14.08	20.60	8.00	4.32
Distributions from net investment income	–	–	(.20)	–	–
Distributions from net realized gain	–	–	–	(.32)	(.22)
Total distributions	–	–	(.20)	(.32)	(.22)
Net asset value, end of period	$106.06	$100.40	$86.32	$65.92	$58.24
Total ReturnB	5.64%	16.31%	31.36%	13.83%	7.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.77%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.80%
Expenses net of all reductions	.77%	.77%	.77%	.79%	.79%
Net investment income (loss)	.14%	.21%	.27%	.39%	.27%
Supplemental Data
Net assets, end of period (in millions)	$463	$432	$1,266	$1,063	$897
Portfolio turnover rateE	63%	49%F	81%	73%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$100.59	$86.36	$78.49
Income from Investment Operations
Net investment income (loss)B	.29	.33	.09
Net realized and unrealized gain (loss)	5.51	13.90	7.78
Total from investment operations	5.80	14.23	7.87
Net asset value, end of period	$106.39	$100.59	$86.36
Total ReturnC,D	5.77%	16.48%	10.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.64%G
Expenses net of fee waivers, if any	.64%	.64%	.64%G
Expenses net of all reductions	.63%	.64%	.63%G
Net investment income (loss)	.28%	.35%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$25,638	$122	$110
Portfolio turnover rateH	63%	49%I	81%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$676,173
Gross unrealized depreciation	(119,104)
Net unrealized appreciation (depreciation) on securities	$557,069
Tax Cost	$2,345,653

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$69,219
Net unrealized appreciation (depreciation) on securities and other investments	$557,059

The Fund intends to elect to defer to its next fiscal year $9,526 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,698,266 and $1,920,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,163	$30
Class T	.25%	.25%	6,697	14
Class B	.75%	.25%	140	106
Class C	.75%	.25%	1,779	118
			$10,779	$268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$103
Class T	39
Class B(a)	3
Class C(a)	11
$156

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,822.21
Class T	2,478.19
Class B	42.30
Class C	390.22
Class I	795.19
Class Z	8.05
	$5,535

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $21 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,416. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $515, including $35 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $89 for the period

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	30
Class B	–(a)
Class C	4
Class I	21
$73

 (a) In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,688	1,501	$162,907	$132,626
Shares redeemed	(1,807)	(1,946)	(173,253)	(170,229)
Net increase (decrease)	(119)	(445)	$(10,346)	$(37,603)
Class T
Shares sold	1,492	1,656	$141,497	$144,112
Shares redeemed	(2,839)	(2,920)	(269,251)	(253,312)
Net increase (decrease)	(1,347)	(1,264)	$(127,754)	$(109,200)
Class B
Shares sold	2	3	$164	$258
Shares redeemed	(95)	(107)	(7,987)	(8,283)
Net increase (decrease)	(93)	(104)	$(7,823)	$(8,025)
Class C
Shares sold	365	262	$31,362	$20,995
Shares redeemed	(360)	(341)	(30,838)	(26,719)
Net increase (decrease)	5	(79)	$524	$(5,724)
Class I
Shares sold	1,565	2,450	$159,813	$230,126
Shares redeemed	(1,508)	(12,811)(a)	(155,242)	(1,203,573)(a)
Net increase (decrease)	57	(10,361)	$4,571	$(973,447)
Class Z
Shares sold	259	–	$27,086	$–
Shares redeemed	(19)	–(b)	(1,970)	(6)
Net increase (decrease)	240	–(b)	$25,116	$(6)

 (a) Amount includes in-kind redemptions.

 (b) In the amount of less than five hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Growth Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,012.80	$5.25
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$1,011.60	$6.40
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.88%
Actual		$1,000.00	$1,008.50	$9.47
Hypothetical-C		$1,000.00	$1,015.64	$9.50
Class C	1.80%
Actual		$1,000.00	$1,008.90	$9.06
Hypothetical-C		$1,000.00	$1,016.04	$9.10
Class I	.77%
Actual		$1,000.00	$1,014.20	$3.89
Hypothetical-C		$1,000.00	$1,021.21	$3.90
Class Z	.64%
Actual		$1,000.00	$1,014.90	$3.23
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class Z	12/07/15	12/04/15	$2.288
	01/11/16	01/08/16	$0.092

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $69,219,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPGZ-ANN-0116
1.9585493.102

Fidelity Advisor® Growth Opportunities Fund Class Z Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	5.70%	16.09%	7.91%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class Z on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class Z.

Period Ending Values
$21,401	Fidelity Advisor® Growth Opportunities Fund - Class Z
$22,947	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund's share classes posted gains in the mid-single digits but lagged the 6.12% return of the benchmark Russell 1000® Growth Index. Stock selection in the consumer staples, consumer discretionary and industrials sectors meaningfully detracted versus the benchmark. A large overweighting in Keurig Green Mountain, an innovator in single-serve beverage products, was the fund's biggest relative detractor, as sales and profitability of the company's products were pressured by cheaper knock-offs. I considerably reduced this position but remained overweighted at period end. Other noteworthy detractors included non-index positions in Lumber Liquidators Holdings, which I sold, and Endurance International Group Holdings, a Web-hosting company. Conversely, picks in health care and information technology added significant value. Regeneron Pharmaceuticals, the fund's top relative contributor, and Alkermes are two biotechnology stocks that strongly outperformed. Salesforce.com, a provider of cloud-based marketing and customer relationship management solutions, also was a strong performer this period. I reduced our stake in all three contributors noted but maintained overweightings in each case.

Note to shareholders: Kyle Weaver was named Lead Portfolio Manager of the fund, and Steven Wymer Co-Manager, on July 14, 2015, succeeding Gopal Reddy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	6.6
Alphabet, Inc. Class A	3.0	2.3
Alphabet, Inc. Class C	3.0	2.2
Facebook, Inc. Class A	2.4	2.1
Amazon.com, Inc.	2.2	1.6
American Tower Corp.	2.1	0.0
Visa, Inc. Class A	2.0	1.8
Salesforce.com, Inc.	1.8	4.5
Cognizant Technology Solutions Corp. Class A	1.7	0.2
Endurance International Group Holdings, Inc.	1.5	0.0
	26.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.6	36.0
Health Care	18.4	23.5
Consumer Discretionary	17.0	16.0
Industrials	8.3	6.8
Consumer Staples	6.1	8.4

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	99.2%
Convertible Securities	0.8%

 * Foreign investments - 9.1%

As of May 31, 2015*
Stocks	98.8%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 6.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	286,400	$15,431
Automobiles - 0.6%
Tesla Motors, Inc. (a)(b)	95,700	22,036
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	100,900	3,782
Hotels, Restaurants & Leisure - 2.8%
Buffalo Wild Wings, Inc. (a)	66,200	10,608
Chipotle Mexican Grill, Inc. (a)	51,500	29,847
Domino's Pizza, Inc.	47,000	5,051
Dunkin' Brands Group, Inc. (b)	165,200	7,008
Las Vegas Sands Corp.	277,692	12,235
Starbucks Corp.	421,800	25,894
Starwood Hotels & Resorts Worldwide, Inc.	54,100	3,887
		94,530
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (a)	115,600	76,851
Netflix, Inc. (a)	137,500	16,958
Priceline Group, Inc. (a)	14,400	17,983
Travelport Worldwide Ltd. (b)	1,174,200	15,629
		127,421
Media - 4.9%
AMC Networks, Inc. Class A (a)	109,300	8,887
Charter Communications, Inc. Class A (a)(b)	270,200	50,625
Comcast Corp. Class A	668,900	40,709
Liberty Global PLC Class A (a)	403,700	17,121
Lions Gate Entertainment Corp. (b)	217,800	7,392
The Walt Disney Co.	355,300	40,316
Twenty-First Century Fox, Inc. Class A	10,500	310
Zee Entertainment Enterprises Ltd.	679,770	4,174
		169,534
Multiline Retail - 0.2%
Dollar General Corp.	96,600	6,319
Specialty Retail - 1.4%
CarMax, Inc. (a)	231,000	13,236
Home Depot, Inc.	108,300	14,499
TJX Companies, Inc.	270,200	19,076
		46,811
Textiles, Apparel & Luxury Goods - 2.8%
lululemon athletica, Inc. (a)	516,216	24,685
Michael Kors Holdings Ltd. (a)	88,400	3,803
NIKE, Inc. Class B	273,300	36,152
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	458,898	13,859
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	123,600	10,657
VF Corp.	133,400	8,631
		97,787

TOTAL CONSUMER DISCRETIONARY		583,651

CONSUMER STAPLES - 5.9%
Beverages - 1.7%
Monster Beverage Corp.	126,600	19,574
PepsiCo, Inc.	136,900	13,712
The Coca-Cola Co.	555,200	23,663
		56,949
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	227,500	36,723
CVS Health Corp.	332,800	31,313
Walgreens Boots Alliance, Inc.	188,200	15,814
Whole Foods Market, Inc.	109,400	3,189
		87,039
Food Products - 0.6%
Keurig Green Mountain, Inc.	168,200	8,814
Mead Johnson Nutrition Co. Class A	83,700	6,745
Mondelez International, Inc.	110,100	4,807
		20,366
Household Products - 0.6%
Procter & Gamble Co.	182,900	13,688
Svenska Cellulosa AB (SCA) (B Shares)	238,500	6,864
		20,552
Personal Products - 0.2%
Herbalife Ltd. (a)	122,400	7,066
Tobacco - 0.3%
Altria Group, Inc.	179,200	10,322

TOTAL CONSUMER STAPLES		202,294

ENERGY - 1.2%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	109,400	6,904
Oceaneering International, Inc.	201,500	8,814
		15,718
Oil, Gas & Consumable Fuels - 0.7%
Cabot Oil & Gas Corp.	798,900	15,043
Golar LNG Ltd.	28,700	785
PDC Energy, Inc. (a)	136,800	7,728
		23,556

TOTAL ENERGY		39,274

FINANCIALS - 5.3%
Banks - 1.5%
HDFC Bank Ltd. sponsored ADR	246,900	14,350
JPMorgan Chase & Co.	531,800	35,460
		49,810
Capital Markets - 1.2%
BlackRock, Inc. Class A	74,200	26,988
Charles Schwab Corp.	452,200	15,244
Goldman Sachs Group, Inc.	41	8
		42,240
Consumer Finance - 0.4%
American Express Co.	55,900	4,005
Discover Financial Services	185,233	10,514
		14,519
Diversified Financial Services - 0.1%
MSCI, Inc. Class A	49,900	3,499
Real Estate Investment Trusts - 2.1%
American Tower Corp.	726,600	72,210

TOTAL FINANCIALS		182,278

HEALTH CARE - 18.4%
Biotechnology - 12.8%
AbbVie, Inc.	573,600	33,355
ACADIA Pharmaceuticals, Inc. (a)	194,600	7,385
Aduro Biotech, Inc. (b)	78,600	2,436
Agios Pharmaceuticals, Inc. (a)	75,400	4,870
Alexion Pharmaceuticals, Inc. (a)	129,400	23,090
Alkermes PLC (a)	513,400	37,663
Alnylam Pharmaceuticals, Inc. (a)	229,500	23,882
Amgen, Inc.	214,300	34,524
Amicus Therapeutics, Inc. (a)	641,000	6,878
Asterias Biotherapeutics, Inc. (a)(b)	50,950	245
aTyr Pharma, Inc. (c)	124,876	1,063
Avalanche Biotechnologies, Inc. (a)	31,748	333
Baxalta, Inc.	37,600	1,293
Biogen, Inc. (a)	71,400	20,482
BioMarin Pharmaceutical, Inc. (a)	169,500	16,165
BioTime, Inc. warrants 10/1/18 (a)	62,345	52
bluebird bio, Inc. (a)	107,000	9,496
Celgene Corp. (a)	97,670	10,690
Celldex Therapeutics, Inc. (a)	165,600	2,982
Edge Therapeutics, Inc. (a)	173,400	2,407
Esperion Therapeutics, Inc. (a)	77,500	2,202
Gilead Sciences, Inc.	353,400	37,446
Insmed, Inc. (a)	375,379	6,122
Intercept Pharmaceuticals, Inc. (a)	10,235	1,807
Isis Pharmaceuticals, Inc. (a)(b)	703,053	42,914
Lexicon Pharmaceuticals, Inc. (a)	114,596	1,577
Merrimack Pharmaceuticals, Inc. (a)	437,800	4,120
Novavax, Inc. (a)	887,700	7,599
Ophthotech Corp. (a)	151,000	9,599
Prothena Corp. PLC (a)	123,802	8,733
Regeneron Pharmaceuticals, Inc. (a)	88,700	48,297
Regulus Therapeutics, Inc. (a)	318,000	3,202
Rigel Pharmaceuticals, Inc. (a)	667,248	2,189
Seattle Genetics, Inc. (a)(b)	152,367	6,396
Seres Therapeutics, Inc.	21,900	785
Spark Therapeutics, Inc. (b)	3,500	202
Transition Therapeutics, Inc. (a)(b)	761,897	1,432
Vertex Pharmaceuticals, Inc. (a)	99,390	12,857
XOMA Corp. (a)(b)	1,084,759	1,443
		438,213
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	476,700	8,714
Penumbra, Inc. (a)	4,200	211
Stryker Corp.	37,000	3,569
		12,494
Health Care Providers & Services - 2.0%
Express Scripts Holding Co. (a)	109,767	9,383
McKesson Corp.	251,900	47,697
UnitedHealth Group, Inc.	97,100	10,944
		68,024
Health Care Technology - 0.4%
athenahealth, Inc. (a)(b)	89,700	15,047
Castlight Health, Inc. Class B (a)	116,700	467
		15,514
Pharmaceuticals - 2.8%
AcelRx Pharmaceuticals, Inc. (a)	714,917	4,089
Allergan PLC (a)	58,490	18,359
Bristol-Myers Squibb Co.	269,000	18,026
Endo Health Solutions, Inc. (a)	276,800	17,018
Intra-Cellular Therapies, Inc. (a)	36,700	1,957
Mylan N.V.	66,000	3,386
Teva Pharmaceutical Industries Ltd. sponsored ADR	560,500	35,272
		98,107

TOTAL HEALTH CARE		632,352

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	114,400	11,892
The Boeing Co.	137,100	19,941
		31,833
Air Freight & Logistics - 0.4%
FedEx Corp.	33,900	5,375
United Parcel Service, Inc. Class B	82,500	8,498
		13,873
Airlines - 2.5%
American Airlines Group, Inc.	180,400	7,443
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	1,097,300	1,935
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	105,300	1,863
Delta Air Lines, Inc.	354,300	16,461
JetBlue Airways Corp. (a)	66,000	1,633
Southwest Airlines Co.	829,400	38,053
Spirit Airlines, Inc. (a)	292,900	10,770
United Continental Holdings, Inc. (a)	86,100	4,798
WestJet Airlines Ltd.	199,300	3,170
		86,126
Building Products - 0.0%
Caesarstone Sdot-Yam Ltd.	36,100	1,476
Electrical Equipment - 1.2%
Acuity Brands, Inc.	32,800	7,573
SolarCity Corp. (a)(b)	1,101,700	31,685
Sunrun, Inc. (a)(b)	241,300	1,605
		40,863
Industrial Conglomerates - 0.9%
3M Co.	62,200	9,739
Danaher Corp.	230,700	22,237
		31,976
Professional Services - 0.7%
TriNet Group, Inc. (a)	938,300	18,531
Verisk Analytics, Inc. (a)	47,700	3,575
		22,106
Road & Rail - 1.4%
Genesee & Wyoming, Inc. Class A (a)	123,700	8,569
Hertz Global Holdings, Inc. (a)	135,400	2,147
J.B. Hunt Transport Services, Inc.	212,200	16,603
TransForce, Inc.	295,200	5,626
Union Pacific Corp.	163,200	13,701
		46,646
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	345,700	10,934

TOTAL INDUSTRIALS		285,833

INFORMATION TECHNOLOGY - 38.2%
Communications Equipment - 0.6%
Infinera Corp. (a)	423,581	9,539
QUALCOMM, Inc.	201,165	9,815
		19,354
Electronic Equipment & Components - 0.0%
CDW Corp.	38,400	1,658
Internet Software & Services - 13.1%
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	402,300	33,825
Alphabet, Inc.:
Class A (a)	133,665	101,966
Class C	137,175	101,866
Demandware, Inc. (a)(b)	150,000	7,673
Endurance International Group Holdings, Inc. (a)(b)	3,676,340	51,358
Facebook, Inc. Class A (a)	804,841	83,897
GoDaddy, Inc. (a)(b)	1,429,000	44,399
LinkedIn Corp. Class A (a)	9,400	2,285
Rackspace Hosting, Inc. (a)	176,202	5,043
Wix.com Ltd. (a)	705,135	17,523
		449,835
IT Services - 8.8%
Alliance Data Systems Corp. (a)	113,600	32,586
Booz Allen Hamilton Holding Corp. Class A	231,200	7,040
Cognizant Technology Solutions Corp. Class A (a)	885,892	57,211
EPAM Systems, Inc. (a)	451,300	35,531
Fidelity National Information Services, Inc.	23,771	1,513
Gartner, Inc. Class A (a)	79,900	7,455
MasterCard, Inc. Class A	459,200	44,965
PayPal Holdings, Inc. (a)	235,600	8,307
Sabre Corp.	1,108,600	32,438
Square, Inc.	129,100	1,554
Visa, Inc. Class A	885,300	69,948
WEX, Inc. (a)	28,500	2,687
		301,235
Semiconductors & Semiconductor Equipment - 3.4%
Avago Technologies Ltd.	171,700	22,398
Broadcom Corp. Class A	322,500	17,618
Cypress Semiconductor Corp. (b)	763,766	8,264
Micron Technology, Inc. (a)	126,600	2,017
NVIDIA Corp.	361,030	11,452
NXP Semiconductors NV (a)	257,500	24,066
Qorvo, Inc. (a)	440,800	25,597
SolarEdge Technologies, Inc. (b)	217,900	4,277
SunEdison, Inc. (a)(b)	245,000	782
		116,471
Software - 4.7%
Adobe Systems, Inc. (a)	119,300	10,911
Electronic Arts, Inc.(a)	121,400	8,230
Fortinet, Inc. (a)	47,600	1,715
Interactive Intelligence Group, Inc. (a)	189,200	6,520
Microsoft Corp.	935,900	50,866
Oracle Corp.	90,600	3,531
Red Hat, Inc. (a)	43,830	3,568
Salesforce.com, Inc. (a)	765,700	61,019
ServiceNow, Inc. (a)	126,200	10,981
Workday, Inc. Class A (a)	65,200	5,458
		162,799
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	2,017,706	238,689
Electronics for Imaging, Inc. (a)	352,400	17,296
Nimble Storage, Inc. (a)(b)	477,400	4,998
Pure Storage, Inc. Class A (a)	31,100	402
		261,385

TOTAL INFORMATION TECHNOLOGY		1,312,737

MATERIALS - 3.5%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	123,700	8,330
Ecolab, Inc.	29,300	3,491
LyondellBasell Industries NV Class A	535,800	51,340
PPG Industries, Inc.	262,900	27,799
The Chemours Co. LLC	19,160	120
The Dow Chemical Co.	235,700	12,287
		103,367
Containers & Packaging - 0.5%
Sealed Air Corp.	334,700	15,182

TOTAL MATERIALS		118,549

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	147,300	6,695
Wireless Telecommunication Services - 1.2%
SBA Communications Corp. Class A (a)	117,500	12,356
T-Mobile U.S., Inc. (a)	840,500	29,838
		42,194

TOTAL TELECOMMUNICATION SERVICES		48,889

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Terraform Power, Inc. (b)	145,700	1,005
TOTAL COMMON STOCKS
(Cost $2,296,893)		3,406,862

Convertible Preferred Stocks - 0.8%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (d)	217,605	2,900
Tobacco - 0.1%
PAX Labs, Inc. Series C (d)	1,069,313	4,128

TOTAL CONSUMER STAPLES		7,028

FINANCIALS - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. Series G (d)	1,081,736	4,067
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	221,104	8,765
Software - 0.2%
Cloudera, Inc. Series F (a)(d)	41,786	1,372
MongoDB, Inc. Series F, 8.00% (a)(d)	515,124	4,008
		5,380

TOTAL INFORMATION TECHNOLOGY		14,145

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $23,237)		25,240

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.18% (e)	10,486,486	10,486
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	182,358,373	182,358
TOTAL MONEY MARKET FUNDS
(Cost $192,844)		192,844
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $2,512,974)		3,624,946
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(190,651)
NET ASSETS - 100%		$3,434,295

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,063,000 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,240,000 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Blue Apron, Inc. Series D	5/18/15	$2,900
Cloudera, Inc. Series F	2/5/14	$608
MongoDB, Inc. Series F, 8.00%	10/2/13	$8,615
PAX Labs, Inc. Series C	5/22/15	$4,117
Redfin Corp. Series G	12/16/14	$3,567
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,430

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$35
Fidelity Securities Lending Cash Central Fund	882
Total	$917

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$583,651	$583,651	$--	$--
Consumer Staples	209,322	195,430	6,864	7,028
Energy	39,274	39,274	--	--
Financials	186,345	182,278	--	4,067
Health Care	632,352	632,352	--	--
Industrials	285,833	285,833	--	--
Information Technology	1,326,882	1,312,737	--	14,145
Materials	118,549	118,549	--	--
Telecommunication Services	48,889	48,889	--	--
Utilities	1,005	1,005	--	--
Money Market Funds	192,844	192,844	--	--
Total Investments in Securities:	$3,624,946	$3,592,842	$6,864	$25,240

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Ireland	2.4%
Netherlands	2.3%
Israel	1.5%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $177,242) — See accompanying schedule: Unaffiliated issuers (cost $2,320,130)	$3,432,102
Fidelity Central Funds (cost $192,844)	192,844
Total Investments (cost $2,512,974)		$3,624,946
Receivable for investments sold		8,550
Receivable for fund shares sold		1,885
Dividends receivable		2,505
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		8
Other receivables		147
Total assets		3,638,175
Liabilities
Payable for investments purchased	$8,383
Payable for fund shares redeemed	9,798
Accrued management fee	1,591
Distribution and service plan fees payable	950
Other affiliated payables	607
Other payables and accrued expenses	193
Collateral on securities loaned, at value	182,358
Total liabilities		203,880
Net Assets		$3,434,295
Net Assets consist of:
Paid in capital		$1,961,636
Accumulated net investment loss		(4,687)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		365,375
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,111,971
Net Assets		$3,434,295
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($664,134 ÷ 9,931.66 shares)		$66.87
Maximum offering price per share (100/94.25 of $66.87)		$70.95
Class T:
Net Asset Value and redemption price per share ($1,461,197 ÷ 21,890.00 shares)		$66.75
Maximum offering price per share (100/96.50 of $66.75)		$69.17
Class B:
Net Asset Value and offering price per share ($5,831 ÷ 95.67 shares)(a)		$60.95
Class C:
Net Asset Value and offering price per share ($237,894 ÷ 3,873.23 shares)(a)		$61.42
Class I:
Net Asset Value, offering price and redemption price per share ($1,060,642 ÷ 15,142.22 shares)		$70.05
Class Z:
Net Asset Value, offering price and redemption price per share ($4,597 ÷ 65.42 shares)		$70.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$32,275
Income from Fidelity Central Funds		917
Total income		33,192
Expenses
Management fee
Basic fee	$19,666
Performance adjustment	317
Transfer agent fees	6,720
Distribution and service plan fees	11,405
Accounting and security lending fees	1,039
Custodian fees and expenses	53
Independent trustees' compensation	16
Registration fees	144
Audit	65
Legal	15
Interest	13
Miscellaneous	26
Total expenses before reductions	39,479
Expense reductions	(172)	39,307
Net investment income (loss)		(6,115)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	500,027
Foreign currency transactions	1
Total net realized gain (loss)		500,028
Change in net unrealized appreciation (depreciation) on: Investment securities	(309,232)
Total change in net unrealized appreciation (depreciation)		(309,232)
Net gain (loss)		190,796
Net increase (decrease) in net assets resulting from operations		$184,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,115)	$(7,776)
Net realized gain (loss)	500,028	148,379
Change in net unrealized appreciation (depreciation)	(309,232)	368,352
Net increase (decrease) in net assets resulting from operations	184,681	508,955
Share transactions - net increase (decrease)	(483,133)	(40,304)
Total increase (decrease) in net assets	(298,452)	468,651
Net Assets
Beginning of period	3,732,747	3,264,096
End of period (including accumulated net investment loss of $4,687 and accumulated net investment loss of $3,051, respectively)	$3,434,295	$3,732,747

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.52	$54.89	$41.34	$35.39	$32.30
Income from Investment Operations
Net investment income (loss)A	(.08)	(.11)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss)	3.43	8.74	13.65	6.06	3.17
Total from investment operations	3.35	8.63	13.55	5.95	3.09
Net asset value, end of period	$66.87	$63.52	$54.89	$41.34	$35.39
Total ReturnB,C	5.27%	15.72%	32.78%	16.81%	9.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.08%	1.23%	1.30%	1.08%
Expenses net of fee waivers, if any	1.05%	1.08%	1.23%	1.29%	1.08%
Expenses net of all reductions	1.05%	1.08%	1.23%	1.29%	1.07%
Net investment income (loss)	(.12)%	(.18)%	(.20)%	(.29)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$664	$648	$555	$359	$267
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.55	$55.04	$41.54	$35.62	$32.58
Income from Investment Operations
Net investment income (loss)A	(.23)	(.24)	(.19)	(.19)	(.15)
Net realized and unrealized gain (loss)	3.43	8.75	13.69	6.11	3.19
Total from investment operations	3.20	8.51	13.50	5.92	3.04
Net asset value, end of period	$66.75	$63.55	$55.04	$41.54	$35.62
Total ReturnB,C	5.04%	15.46%	32.50%	16.62%	9.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of fee waivers, if any	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of all reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Net investment income (loss)	(.35)%	(.40)%	(.40)%	(.48)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$1,461	$1,504	$1,426	$1,187	$1,102
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.39	$50.87	$38.62	$33.31	$30.64
Income from Investment Operations
Net investment income (loss)A	(.58)	(.55)	(.44)	(.39)	(.33)
Net realized and unrealized gain (loss)	3.14	8.07	12.69	5.70	3.00
Total from investment operations	2.56	7.52	12.25	5.31	2.67
Net asset value, end of period	$60.95	$58.39	$50.87	$38.62	$33.31
Total ReturnB,C	4.38%	14.78%	31.72%	15.94%	8.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.90%	1.92%	2.03%	2.07%	1.83%
Expenses net of fee waivers, if any	1.90%	1.92%	2.03%	2.05%	1.83%
Expenses net of all reductions	1.90%	1.92%	2.03%	2.05%	1.83%
Net investment income (loss)	(.97)%	(1.02)%	(1.00)%	(1.05)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$6	$9	$12	$13	$14
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.78	$51.17	$38.83	$33.48	$30.79
Income from Investment Operations
Net investment income (loss)A	(.52)	(.50)	(.42)	(.38)	(.33)
Net realized and unrealized gain (loss)	3.16	8.11	12.76	5.73	3.02
Total from investment operations	2.64	7.61	12.34	5.35	2.69
Net asset value, end of period	$61.42	$58.78	$51.17	$38.83	$33.48
Total ReturnB,C	4.49%	14.87%	31.78%	15.98%	8.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.83%	1.96%	2.04%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.96%	2.03%	1.82%
Expenses net of all reductions	1.80%	1.83%	1.96%	2.02%	1.82%
Net investment income (loss)	(.87)%	(.93)%	(.93)%	(1.02)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$238	$212	$159	$71	$47
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$66.35	$57.18	$42.94	$36.63	$33.33
Income from Investment Operations
Net investment income (loss)A	.11	.05	.05	.01	.05
Net realized and unrealized gain (loss)	3.59	9.12	14.19	6.30	3.25
Total from investment operations	3.70	9.17	14.24	6.31	3.30
Net asset value, end of period	$70.05	$66.35	$57.18	$42.94	$36.63
Total ReturnB	5.58%	16.04%	33.16%	17.23%	9.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.77%	.81%	.93%	.97%	.72%
Expenses net of fee waivers, if any	.77%	.81%	.93%	.97%	.72%
Expenses net of all reductions	.77%	.81%	.93%	.97%	.72%
Net investment income (loss)	.16%	.09%	.09%	.04%	.13%
Supplemental Data
Net assets, end of period (in millions)	$1,061	$1,357	$1,112	$475	$215
Portfolio turnover rateE	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$66.48	$57.20	$53.30
Income from Investment Operations
Net investment income (loss)B	.20	.14	.02
Net realized and unrealized gain (loss)	3.59	9.14	3.88
Total from investment operations	3.79	9.28	3.90
Net asset value, end of period	$70.27	$66.48	$57.20
Total ReturnC,D	5.70%	16.22%	7.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.67%	.78%G
Expenses net of fee waivers, if any	.64%	.67%	.78%G
Expenses net of all reductions	.64%	.67%	.78%G
Net investment income (loss)	.29%	.24%	.14%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,597	$2,955	$107
Portfolio turnover rateH	51%	13%	17%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the each Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,210,982
Gross unrealized depreciation	(105,168)
Net unrealized appreciation (depreciation) on securities	$1,105,814
Tax Cost	$2,519,132

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$371,533
Net unrealized appreciation (depreciation) on securities and other investments	$1,105,813

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,801,736 and $2,284,611, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,638	$28
Class T	.25%	.25%	7,406	18
Class B	.75%	.25%	71	53
Class C	.75%	.25%	2,290	401
			$11,405	$500

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$145
Class T	44
Class B(a)	2
Class C(a)	19
$210

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,357.21
Class T	2,743.19
Class B	21.30
Class C	466.20
Class I	2,132.18
Class Z	1.05
	$6,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$43,534.35%		$13

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,403. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $882, including $26 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14 and a portion of class-level operating expenses as follows:

Amount
Class A	$13
Class T	32
Class B	-*
Class C	4
Class I	25
$74

* In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,042	3,210	$132,799	$185,879
Shares redeemed	(2,310)	(3,125)	(150,069)	(181,042)
Net increase (decrease)	(268)	85	$(17,270)	$4,837
Class T
Shares sold	2,048	2,463	$132,934	$142,596
Shares redeemed	(3,816)	(4,710)	(247,857)	(273,249)
Net increase (decrease)	(1,768)	(2,247)	$(114,923)	$(130,653)
Class B
Shares sold	8	9	$496	$456
Shares redeemed	(60)	(101)	(3,572)	(5,359)
Net increase (decrease)	(52)	(92)	$(3,076)	$(4,903)
Class C
Shares sold	976	1,386	$58,121	$74,498
Shares redeemed	(715)	(882)	(42,885)	(47,157)
Net increase (decrease)	261	504	$15,236	$27,341
Class I
Shares sold	3,352	6,174	$227,344	$372,705
Shares redeemed	(8,670)	(5,157)	(591,814)	(312,379)
Net increase (decrease)	(5,318)	1,017	$(364,470)	$60,326
Class Z
Shares sold	30	43	$1,991	$2,754
Shares redeemed	(9)	-*	(621)	(6)
Net increase (decrease)	21	43	$1,370	$2,748

* In the amount of less than 500 shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Growth Opportunities Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,000.90	$5.22
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$999.70	$6.37
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.89%
Actual		$1,000.00	$996.70	$9.46
Hypothetical-C		$1,000.00	$1,015.59	$9.55
Class C	1.79%
Actual		$1,000.00	$997.20	$8.96
Hypothetical-C		$1,000.00	$1,016.09	$9.05
Class I	.76%
Actual		$1,000.00	$1,002.30	$3.81
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.64%
Actual		$1,000.00	$1,002.90	$3.21
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class Z	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $404,021,582, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2012 and March 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth Opportunities Fund

2014 Total Return % vs. Morningstar Large Growth and Russell 1000 Growth:

15.4
14.4
13.4
12.4
11.4
10.4
9.4
8.4
7.4
6.4
13.0
12.0
10.8
12.5
8.0
1 Year
97
92
87
82
77
72
67
62
57
52
83.0
77.1
73.9
76.9
64.5
3 Year
157
147
137
127
117
107
97
87
77
67
132.3
120.0
108.4
103.5
83.3
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten			
Class A	68%	88%	98%
Class B	57%	76%	95%
Class C	58%	77%	96%
Class I	71%	92%	98%
Class T	65%	86%	98%
Class Z	72%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2010 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GOZ-ANN-0116
1.9585498.102

Fidelity Advisor® Stock Selector Mid Cap Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.13)%	9.73%	5.24%
Class T (incl. 3.50% sales charge)	(3.08)%	10.02%	5.28%
Class B (incl. contingent deferred sales charge)	(5.19)%	9.86%	5.28%
Class C (incl. contingent deferred sales charge)	(1.10)%	10.21%	5.07%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$16,664	Fidelity Advisor® Stock Selector Mid Cap Fund - Class A
$23,058	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The bellwether S&P 500® index advanced 2.75% for the period, with growth stocks in the benchmark far outpacing their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance also varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, energy (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Shadman Riaz:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) delivered a modestly positive return, but lagged the 2.92% result of the benchmark S&P MidCap 400® Index. Stock selection was the primary source of the fund’s relative underperformance, especially in financials. Several out-of-index positions hurt performance, particularly mortgage servicer Ocwen Financial. We did not anticipate the severe impact of the New York Department of Financial Services’ regulatory action related to allegations of Ocwen’s financial irregularities. We eliminated the position by period end. Stock picks in information technology hurt, particularly within software & services. Out-of-benchmark semiconductor firm Marvell Technology Group, cloud-computing company Rackspace Holdings and semiconductor maker Skyworks Solutions all negatively affected the fund's return. Conversely, choices in the capital goods segment of industrials was beneficial, led by a stake in non-benchmark diversified technology company Roper Technologies. Interactive Brokers Group, an out-of-index global electronic broker, also helped on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	3.5	2.6
Roper Technologies, Inc.	3.2	2.5
IDEX Corp.	2.5	0.0
Wabtec Corp.	2.1	0.0
PPG Industries, Inc.	1.5	1.0
Ecolab, Inc.	1.5	1.6
Jarden Corp.	1.4	1.5
Capital One Financial Corp.	1.4	1.3
NVR, Inc.	1.3	0.9
Teledyne Technologies, Inc.	1.3	0.0
	19.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	22.9
Information Technology	16.9	17.1
Industrials	14.8	16.2
Consumer Discretionary	13.1	13.2
Health Care	8.3	8.5

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks and Equity Futures	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 6.0%

As of May 31, 2015 *
Stocks and Equity Futures	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 6.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.4%
Dorman Products, Inc. (a)(b)	186,700	$8,909
Automobiles - 0.7%
Harley-Davidson, Inc.	337,800	16,525
Distributors - 0.4%
LKQ Corp. (a)	313,300	9,239
Household Durables - 3.4%
Jarden Corp. (a)	733,072	34,220
NVR, Inc. (a)	18,900	31,799
Tupperware Brands Corp.	264,500	15,016
		81,035
Internet & Catalog Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	473,510	12,539
Media - 1.8%
AMC Networks, Inc. Class A (a)	195,300	15,880
Liberty Broadband Corp. Class A (a)	57,081	3,026
Scripps Networks Interactive, Inc. Class A	222,200	12,621
Viacom, Inc. Class B (non-vtg.)	266,100	13,249
		44,776
Multiline Retail - 0.9%
Dollar General Corp.	341,300	22,324
Specialty Retail - 4.5%
AutoNation, Inc. (a)	341,200	21,810
Bed Bath & Beyond, Inc. (a)	165,800	9,039
Best Buy Co., Inc.	232,900	7,402
DSW, Inc. Class A	295,800	6,792
Foot Locker, Inc.	311,600	20,254
GameStop Corp. Class A	234,900	8,229
Ross Stores, Inc.	357,500	18,594
Sally Beauty Holdings, Inc. (a)	617,400	15,966
		108,086
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	12,700	622
Ralph Lauren Corp.	90,000	11,179
		11,801

TOTAL CONSUMER DISCRETIONARY		315,234

CONSUMER STAPLES - 4.2%
Beverages - 1.1%
Coca-Cola Enterprises, Inc.	193,600	9,738
Dr. Pepper Snapple Group, Inc.	77,900	6,992
Molson Coors Brewing Co. Class B	93,300	8,586
		25,316
Food & Staples Retailing - 0.4%
United Natural Foods, Inc. (a)	169,200	7,430
Whole Foods Market, Inc.	96,800	2,822
		10,252
Food Products - 0.9%
Campbell Soup Co.	158,900	8,301
ConAgra Foods, Inc.	51,200	2,096
Mead Johnson Nutrition Co. Class A	67,900	5,472
Nomad Foods Ltd. (a)	62,478	775
The J.M. Smucker Co.	40,903	4,957
		21,601
Household Products - 1.0%
Church & Dwight Co., Inc.	187,800	16,108
Energizer Holdings, Inc.	232,700	7,870
		23,978
Personal Products - 0.5%
Edgewell Personal Care Co. (a)	154,700	12,453
Tobacco - 0.3%
Universal Corp. (b)	102,200	5,778

TOTAL CONSUMER STAPLES		99,378

ENERGY - 3.2%
Energy Equipment & Services - 1.0%
Bristow Group, Inc.	170,700	5,215
Dril-Quip, Inc. (a)	168,800	10,653
Oil States International, Inc. (a)	221,000	7,010
		22,878
Oil, Gas & Consumable Fuels - 2.2%
Cabot Oil & Gas Corp.	247,700	4,664
Cimarex Energy Co.	56,600	6,737
Energen Corp.	213,500	12,658
HollyFrontier Corp.	366,300	17,612
PDC Energy, Inc. (a)	75,100	4,242
Stone Energy Corp. (a)	506,400	3,692
Whiting Petroleum Corp. (a)	271,000	4,474
		54,079

TOTAL ENERGY		76,957

FINANCIALS - 24.8%
Banks - 3.7%
Aldermore Group PLC	2,108,400	7,462
Comerica, Inc.	126,100	5,845
Huntington Bancshares, Inc.	1,521,178	17,783
Prosperity Bancshares, Inc.	151,100	8,372
Shawbrook Group PLC	1,538,100	7,707
Signature Bank (a)	118,700	18,772
Synovus Financial Corp.	591,727	19,752
The Jammu & Kashmir Bank Ltd.	2,642,702	3,377
		89,070
Capital Markets - 1.9%
Fortress Investment Group LLC	478,300	2,612
Interactive Brokers Group, Inc.	571,967	24,800
KCG Holdings, Inc. Class A (a)	315,344	4,071
MLP AG	1,566,600	6,372
Oaktree Capital Group LLC Class A	102,900	5,025
Vontobel Holdings AG	81,403	3,659
		46,539
Consumer Finance - 2.8%
Capital One Financial Corp.	429,900	33,751
Enova International, Inc. (a)	295,067	2,219
Navient Corp.	593,916	7,074
OneMain Holdings, Inc. (a)	227,080	11,004
SLM Corp. (a)	1,781,916	12,037
		66,085
Diversified Financial Services - 1.1%
Alexander Forbes Group Holding	8,160,135	3,697
MSCI, Inc. Class A	332,000	23,280
		26,977
Insurance - 4.9%
Allied World Assurance Co. Holdings AG	200,000	7,264
AmTrust Financial Services, Inc.	194,200	12,139
Arthur J. Gallagher & Co.	687,500	30,078
CNO Financial Group, Inc.	665,900	13,471
Direct Line Insurance Group PLC	3,189,858	19,784
Fairfax Financial Holdings Ltd. (sub. vtg.)	20,400	9,794
Hanover Insurance Group, Inc.	201,500	17,047
ProAssurance Corp.	164,300	8,693
		118,270
Real Estate Investment Trusts - 9.4%
Altisource Residential Corp. Class B	432,521	5,727
Cousins Properties, Inc.	595,858	5,857
DCT Industrial Trust, Inc.	202,400	7,726
Empire State Realty Trust, Inc.	367,100	6,751
Equity Lifestyle Properties, Inc.	215,500	13,443
Essex Property Trust, Inc.	42,000	9,693
Extra Space Storage, Inc.	233,700	19,572
FelCor Lodging Trust, Inc.	1,315,200	10,548
Healthcare Realty Trust, Inc.	244,500	6,648
InfraReit, Inc.	210,500	4,246
Liberty Property Trust (SBI)	68,500	2,322
Mack-Cali Realty Corp.	624,700	14,680
Mid-America Apartment Communities, Inc.	212,250	18,797
Outfront Media, Inc.	285,800	6,531
Parkway Properties, Inc.	621,100	10,608
Potlatch Corp.	190,900	6,380
Ramco-Gershenson Properties Trust (SBI)	762,300	12,860
Redwood Trust, Inc.	358,100	4,935
Sabra Health Care REIT, Inc.	485,000	10,030
SL Green Realty Corp.	29,965	3,538
Store Capital Corp.	324,700	7,390
Taubman Centers, Inc.	183,700	13,203
The GEO Group, Inc.	138,450	4,059
Urban Edge Properties	861,500	20,667
		226,211
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	239,650	8,980
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd. (a)	330,800	8,177
LIC Housing Finance Ltd. (a)	790,000	5,759
		13,936

TOTAL FINANCIALS		596,068

HEALTH CARE - 8.3%
Biotechnology - 0.8%
AMAG Pharmaceuticals, Inc. (a)	180,000	4,792
Puma Biotechnology, Inc. (a)	50,000	3,765
Vertex Pharmaceuticals, Inc. (a)	88,000	11,384
		19,941
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	1,040,000	19,011
CONMED Corp.	170,000	7,225
Nevro Corp.	150,000	9,057
The Cooper Companies, Inc.	140,000	20,475
Wright Medical Group NV (a)	620,000	13,280
Zimmer Biomet Holdings, Inc.	120,000	12,121
		81,169
Health Care Providers & Services - 1.8%
Adeptus Health, Inc. Class A (a)(b)	116,000	6,970
HCA Holdings, Inc. (a)	128,000	8,712
MEDNAX, Inc. (a)	270,000	19,270
Surgical Care Affiliates, Inc. (a)	230,000	8,549
		43,501
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	330,000	13,801
Pharmaceuticals - 1.7%
Catalent, Inc. (a)	560,000	15,596
Endo Health Solutions, Inc. (a)	255,000	15,677
Prestige Brands Holdings, Inc. (a)	190,000	9,669
		40,942

TOTAL HEALTH CARE		199,354

INDUSTRIALS - 14.8%
Aerospace & Defense - 1.3%
Teledyne Technologies, Inc. (a)	338,336	31,299
Electrical Equipment - 3.5%
AMETEK, Inc.	1,497,390	84,543
Industrial Conglomerates - 3.2%
Roper Technologies, Inc.	404,220	78,213
Machinery - 5.7%
IDEX Corp.	755,100	59,502
WABCO Holdings, Inc. (a)	247,950	26,650
Wabtec Corp.	630,100	50,484
		136,636
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	236,440	18,499
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	146,500	6,657

TOTAL INDUSTRIALS		355,847

INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 0.4%
F5 Networks, Inc. (a)	97,230	10,015
Electronic Equipment & Components - 2.4%
CDW Corp.	445,700	19,241
IPG Photonics Corp. (a)(b)	161,700	14,745
Trimble Navigation Ltd. (a)	968,700	22,183
		56,169
Internet Software & Services - 1.2%
IAC/InterActiveCorp	123,600	7,761
Rackspace Hosting, Inc. (a)	748,200	21,413
Velti PLC (a)(c)	215,084	1
		29,175
IT Services - 4.8%
Alliance Data Systems Corp. (a)	88,900	25,501
Blackhawk Network Holdings, Inc. (a)	170,000	8,050
Cognizant Technology Solutions Corp. Class A (a)	367,600	23,740
Maximus, Inc.	545,500	30,957
PayPal Holdings, Inc. (a)	176,100	6,209
Total System Services, Inc.	292,300	16,357
Virtusa Corp. (a)	102,200	5,033
		115,847
Semiconductors & Semiconductor Equipment - 3.4%
Cirrus Logic, Inc. (a)	301,300	9,961
Cree, Inc. (a)(b)	558,600	15,440
Cypress Semiconductor Corp. (b)	918,500	9,938
Lam Research Corp.	57,800	4,520
Marvell Technology Group Ltd.	1,344,500	11,912
Micron Technology, Inc. (a)	500,600	7,975
NXP Semiconductors NV (a)	153,600	14,355
Skyworks Solutions, Inc.	74,200	6,160
		80,261
Software - 3.3%
Adobe Systems, Inc. (a)	68,900	6,302
Citrix Systems, Inc. (a)	198,000	15,181
CommVault Systems, Inc. (a)	340,800	13,966
Fair Isaac Corp.	209,600	19,964
Rovi Corp. (a)	179,170	2,116
Salesforce.com, Inc. (a)	134,600	10,726
Synchronoss Technologies, Inc. (a)	25,100	988
VMware, Inc. Class A (a)(b)	68,700	4,219
Workday, Inc. Class A (a)	77,000	6,446
		79,908
Technology Hardware, Storage & Peripherals - 1.4%
SanDisk Corp.	144,200	10,652
Western Digital Corp.	376,000	23,466
		34,118

TOTAL INFORMATION TECHNOLOGY		405,493

MATERIALS - 6.5%
Chemicals - 5.9%
CF Industries Holdings, Inc.	388,000	17,902
Eastman Chemical Co.	217,800	15,823
Ecolab, Inc.	297,579	35,460
PPG Industries, Inc.	336,700	35,603
Sherwin-Williams Co.	77,800	21,478
W.R. Grace & Co. (a)	165,397	16,245
		142,511
Containers & Packaging - 0.6%
WestRock Co.	267,400	13,538

TOTAL MATERIALS		156,049

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	38,700	1,299
Zayo Group Holdings, Inc. (a)	38,300	931
		2,230
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	26,900	955

TOTAL TELECOMMUNICATION SERVICES		3,185

UTILITIES - 4.4%
Electric Utilities - 2.2%
Hawaiian Electric Industries, Inc.	135,000	3,858
OGE Energy Corp.	492,126	12,849
Pinnacle West Capital Corp.	132,900	8,421
PNM Resources, Inc.	656,600	19,041
Portland General Electric Co.	95,300	3,518
Westar Energy, Inc.	152,803	6,522
		54,209
Gas Utilities - 1.5%
Atmos Energy Corp.	210,940	13,144
National Fuel Gas Co.	191,111	8,738
Questar Corp.	279,900	5,304
Southwest Gas Corp.	143,263	8,034
		35,220
Independent Power and Renewable Electricity Producers - 0.7%
Black Hills Corp. (b)	198,735	8,530
Calpine Corp. (a)	500,300	7,394
		15,924

TOTAL UTILITIES		105,353

TOTAL COMMON STOCKS
(Cost $2,306,814)		2,312,918
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.1% 1/28/16 (d)
(Cost $660)	660	660
	Shares	Value (000s)

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.18% (e)	91,429,328	$91,429
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	55,766,450	55,766
TOTAL MONEY MARKET FUNDS
(Cost $147,195)		147,195
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $2,454,669)		2,460,773
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(57,656)
NET ASSETS - 100%		$2,403,117

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
75 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	10,951	$219

The face value of futures purchased as a percentage of Net Assets is 0.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $6,856,000.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $660,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Velti PLC	4/19/13	$323

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$88
Fidelity Securities Lending Cash Central Fund	295
Total	$383

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$315,234	$315,234	$--	$--
Consumer Staples	99,378	99,378	--	--
Energy	76,957	76,957	--	--
Financials	596,068	596,068	--	--
Health Care	199,354	199,354	--	--
Industrials	355,847	355,847	--	--
Information Technology	405,493	405,492	1	--
Materials	156,049	156,049	--	--
Telecommunication Services	3,185	3,185	--	--
Utilities	105,353	105,353	--	--
U.S. Government and Government Agency Obligations	660	--	660	--
Money Market Funds	147,195	147,195	--	--
Total Investments in Securities:	$2,460,773	$2,460,112	$661	$--
Derivative Instruments:
Assets
Futures Contracts	$219	$219	$--	$--
Total Assets	$219	$219	$--	$--
Total Derivative Instruments:	$219	$219	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	(Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts(a)	$219	$0
Total Equity Risk	$219	$0
Total Value of Derivatives	$219	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $54,545) — See accompanying schedule: Unaffiliated issuers (cost $2,307,474)	$2,313,578
Fidelity Central Funds (cost $147,195)	147,195
Total Investments (cost $2,454,669)		$2,460,773
Cash		84
Receivable for investments sold		5,727
Receivable for fund shares sold		1,407
Dividends receivable		1,423
Distributions receivable from Fidelity Central Funds		40
Prepaid expenses		6
Other receivables		26
Total assets		2,469,486
Liabilities
Payable for investments purchased	$4,256
Payable for fund shares redeemed	4,322
Accrued management fee	843
Distribution and service plan fees payable	543
Payable for daily variation margin for derivative instruments	82
Other affiliated payables	498
Other payables and accrued expenses	59
Collateral on securities loaned, at value	55,766
Total liabilities		66,369
Net Assets		$2,403,117
Net Assets consist of:
Paid in capital		$2,358,912
Undistributed net investment income		1,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		36,800
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,304
Net Assets		$2,403,117
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($592,521 ÷ 18,511.05 shares)		$32.01
Maximum offering price per share (100/94.25 of $32.01)		$33.96
Class T:
Net Asset Value and redemption price per share ($681,417 ÷ 21,191.40 shares)		$32.16
Maximum offering price per share (100/96.50 of $32.16)		$33.33
Class B:
Net Asset Value and offering price per share ($9,548 ÷ 324.61 shares)(a)		$29.41
Class C:
Net Asset Value and offering price per share ($154,546 ÷ 5,242.53 shares)(a)		$29.48
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($486,252 ÷ 14,586.72 shares)		$33.34
Class I:
Net Asset Value, offering price and redemption price per share ($478,833 ÷ 14,339.82 shares)		$33.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$30,394
Interest		1
Income from Fidelity Central Funds		383
Total income		30,778
Expenses
Management fee
Basic fee	$13,923
Performance adjustment	(1,608)
Transfer agent fees	5,607
Distribution and service plan fees	7,168
Accounting and security lending fees	771
Custodian fees and expenses	69
Independent trustees' compensation	11
Registration fees	116
Audit	62
Legal	20
Miscellaneous	17
Total expenses before reductions	26,156
Expense reductions	(255)	25,901
Net investment income (loss)		4,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	273,424
Foreign currency transactions	(26)
Futures contracts	1,414
Total net realized gain (loss)		274,812
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7)	(264,738)
Assets and liabilities in foreign currencies	(7)
Futures contracts	243
Total change in net unrealized appreciation (depreciation)		(264,502)
Net gain (loss)		10,310
Net increase (decrease) in net assets resulting from operations		$15,187

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,877	$3,875
Net realized gain (loss)	274,812	302,104
Change in net unrealized appreciation (depreciation)	(264,502)	(34,271)
Net increase (decrease) in net assets resulting from operations	15,187	271,708
Distributions to shareholders from net investment income	(2,753)	(1,252)
Share transactions - net increase (decrease)	(166,510)	147,034
Total increase (decrease) in net assets	(154,076)	417,490
Net Assets
Beginning of period	2,557,193	2,139,703
End of period (including undistributed net investment income of $1,101 and undistributed net investment income of $708, respectively)	$2,403,117	$2,557,193

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$28.37	$22.16	$19.15	$19.22
Income from Investment Operations
Net investment income (loss)A	.08	.08	.10	.09	.08B
Net realized and unrealized gain (loss)	.13	3.36	6.29	3.02	(.15)
Total from investment operations	.21	3.44	6.39	3.11	(.07)
Distributions from net investment income	–	(.01)	(.14)	(.10)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	(.01)	(.18)	(.10)	–
Net asset value, end of period	$32.01	$31.80	$28.37	$22.16	$19.15
Total ReturnC,D	.66%	12.11%	29.07%	16.32%	(.36)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.05%	.95%	.94%	.92%
Expenses net of fee waivers, if any	.98%	1.05%	.95%	.94%	.92%
Expenses net of all reductions	.97%	1.05%	.92%	.94%	.91%
Net investment income (loss)	.24%	.26%	.39%	.41%	.39%B
Supplemental Data
Net assets, end of period (in millions)	$593	$652	$692	$593	$644
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.02	$28.63	$22.36	$19.30	$19.41
Income from Investment Operations
Net investment income (loss)A	–	.01	.04	.05	.04B
Net realized and unrealized gain (loss)	.14	3.38	6.36	3.05	(.15)
Total from investment operations	.14	3.39	6.40	3.10	(.11)
Distributions from net investment income	–	–	(.09)	(.04)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	–	(.13)	(.04)	–
Net asset value, end of period	$32.16	$32.02	$28.63	$22.36	$19.30
Total ReturnC,D	.44%	11.84%	28.80%	16.12%	(.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.28%	1.16%	1.14%	1.11%
Expenses net of fee waivers, if any	1.21%	1.28%	1.16%	1.14%	1.11%
Expenses net of all reductions	1.21%	1.27%	1.13%	1.13%	1.10%
Net investment income (loss)	.01%	.03%	.17%	.22%	.20%B
Supplemental Data
Net assets, end of period (in millions)	$681	$794	$817	$755	$871
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.47	$26.51	$20.71	$17.94	$18.15
Income from Investment Operations
Net investment income (loss)A	(.18)	(.16)	(.10)	(.07)	(.07)B
Net realized and unrealized gain (loss)	.12	3.12	5.90	2.84	(.14)
Total from investment operations	(.06)	2.96	5.80	2.77	(.21)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$29.41	$29.47	$26.51	$20.71	$17.94
Total ReturnC,D	(.20)%	11.17%	28.01%	15.44%	(1.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of fee waivers, if any	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of all reductions	1.82%	1.88%	1.74%	1.73%	1.70%
Net investment income (loss)	(.61)%	(.58)%	(.43)%	(.38)%	(.40)%B
Supplemental Data
Net assets, end of period (in millions)	$10	$16	$21	$22	$28
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$26.52	$20.73	$17.95	$18.15
Income from Investment Operations
Net investment income (loss)A	(.15)	(.14)	(.09)	(.06)	(.07)B
Net realized and unrealized gain (loss)	.12	3.13	5.91	2.84	(.13)
Total from investment operations	(.03)	2.99	5.82	2.78	(.20)
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	–	–	(.03)	–	–
Net asset value, end of period	$29.48	$29.51	$26.52	$20.73	$17.95
Total ReturnC,D	(.10)%	11.27%	28.09%	15.49%	(1.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.80%	1.69%	1.68%	1.66%
Expenses net of fee waivers, if any	1.73%	1.80%	1.69%	1.68%	1.66%
Expenses net of all reductions	1.73%	1.80%	1.67%	1.68%	1.65%
Net investment income (loss)	(.51)%	(.49)%	(.36)%	(.33)%	(.35)%B
Supplemental Data
Net assets, end of period (in millions)	$155	$172	$172	$141	$150
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Mid Cap Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$33.14	$29.56	$23.14	$21.20
Income from Investment Operations
Net investment income (loss)B	.16	.16	.17	.09
Net realized and unrealized gain (loss)	.14	3.49	6.54	1.85
Total from investment operations	.30	3.65	6.71	1.94
Distributions from net investment income	(.10)	(.07)	(.25)	–
Distributions from net realized gain	–	–	(.04)	–
Total distributions	(.10)	(.07)	(.29)	–
Net asset value, end of period	$33.34	$33.14	$29.56	$23.14
Total ReturnC,D	.90%	12.38%	29.36%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.81%	.71%	.59%G
Expenses net of fee waivers, if any	.74%	.81%	.71%	.59%G
Expenses net of all reductions	.74%	.81%	.69%	.58%G
Net investment income (loss)	.48%	.50%	.62%	.86%G
Supplemental Data
Net assets, end of period (in millions)	$486	$553	$225	$1
Portfolio turnover rateH	109%	89%	79%I	72%

 A For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.22	$29.64	$23.14	$20.01	$20.02
Income from Investment Operations
Net investment income (loss)A	.13	.16	.18	.15	.14B
Net realized and unrealized gain (loss)	.14	3.50	6.56	3.15	(.15)
Total from investment operations	.27	3.66	6.74	3.30	(.01)
Distributions from net investment income	(.10)	(.08)	(.20)	(.17)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	(.10)	(.08)	(.24)	(.17)	–
Net asset value, end of period	$33.39	$33.22	$29.64	$23.14	$20.01
Total ReturnC	.80%	12.39%	29.44%	16.66%	(.05)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.83%	.80%	.67%	.65%	.62%
Expenses net of fee waivers, if any	.83%	.80%	.67%	.65%	.62%
Expenses net of all reductions	.82%	.80%	.65%	.64%	.61%
Net investment income (loss)	.39%	.51%	.66%	.71%	.69%B
Supplemental Data
Net assets, end of period (in millions)	$479	$371	$214	$172	$234
Portfolio turnover rateF	109%	89%	79%G	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$219,576
Gross unrealized depreciation	(215,300)
Net unrealized appreciation (depreciation) on securities	$4,276
Tax Cost	$2,456,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,101
Undistributed long-term capital gain	$39,098
Net unrealized appreciation (depreciation) on securities and other investments	$4,263

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal Year of expiration
2016	$(250)

The tax character of distributions paid was as follows:

	2015	2014
Ordinary Income	$2,753	$ 1,252

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,414 and a change in net unrealized appreciation (depreciation) of $243 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,694,262 and $2,894,464, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,588	$4
Class T	.25%	.25%	3,773	8
Class B	.75%	.25%	130	98
Class C	.75%	.25%	1,677	26
			$7,168	$136

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class T	19
Class B(a)	3
Class C(a)	7
$66

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,304.21
Class T	1,431.19
Class B	39.30
Class C	350.21
Fidelity Stock Selector Mid Cap Fund	1,196.22
Class I	1,287.30
	$5,607

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,673. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $295, including $10 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $195 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10 and a portion of class-level operating expenses as follows:

Amount
Class A	$15
Class T	19
Class B	–(a)
Class C	4
Fidelity Stock Selector Mid Cap Fund	8
Class I	4
$50

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–	$146
Fidelity Stock Selector Mid Cap Fund	1,667	530
Class I	1,086	576
Total	$2,753	$1,252

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,378	1,462	$44,847	$44,155
Reinvestment of distributions	–	5	–	134
Shares redeemed	(3,369)	(5,341)	(109,342)	(162,259)
Net increase (decrease)	(1,991)	(3,874)	$(64,495)	$(117,970)
Class T
Shares sold	1,615	1,902	$53,028	$57,696
Shares redeemed	(5,214)	(5,637)	(170,224)	(170,461)
Net increase (decrease)	(3,599)	(3,735)	$(117,196)	$(112,765)
Class B
Shares sold	2	3	$36	$76
Shares redeemed	(219)	(244)	(6,583)	(6,801)
Net increase (decrease)	(217)	(241)	$(6,547)	$(6,725)
Class C
Shares sold	234	175	$7,096	$4,902
Shares redeemed	(818)	(833)	(24,477)	(23,364)
Net increase (decrease)	(584)	(658)	$(17,381)	$(18,462)
Fidelity Stock Selector Mid Cap Fund
Shares sold	939	10,810	$31,733	$334,414
Reinvestment of distributions	49	18	1,651	518
Shares redeemed	(3,087)	(1,745)	(101,545)	(54,485)
Net increase (decrease)	(2,099)	9,083	$(68,161)	$280,447
Class I
Shares sold	5,194	5,585	$175,072	$173,899
Reinvestment of distributions	30	17	1,015	502
Shares redeemed	(2,041)	(1,659)	(68,817)	(51,892)
Net increase (decrease)	3,183	3,943	$107,270	$122,509

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Stock Selector Mid Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$951.50	$4.60
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$950.60	$5.72
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$947.20	$8.69
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.69%
Actual		$1,000.00	$947.90	$8.25
Hypothetical-C		$1,000.00	$1,016.60	$8.54
Fidelity Stock Selector Mid Cap Fund	.70%
Actual		$1,000.00	$952.80	$3.43
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class I	.80%
Actual		$1,000.00	$952.10	$3.91
Hypothetical-C		$1,000.00	$1,021.06	$4.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/21/15	12/18/15	$0.041	$0.470
	01/19/16	01/15/16	$0.000	$0.059
Class T	12/21/15	12/18/15	$0.000	$0.470
	01/19/16	01/15/16	$0.000	$0.059
Class B	12/21/15	12/18/15	$0.000	$0.470
	01/19/16	01/15/15	$0.000	$0.059
Class C	12/21/15	12/18/15	$0.000	$0.470
	01/19/16	01/15/16	$0.000	$0.059

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $41,177,168 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MC-ANN-0116
1.539186.118

Fidelity Advisor® Dividend Growth Fund Class Z Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	(0.01)%	11.85%	7.00%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class Z on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class Z.

Period Ending Values
$19,677	Fidelity Advisor® Dividend Growth Fund - Class Z
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, lagging the benchmark S&P 500® index. The market's preference for growth-oriented names the past year made it a challenging environment for our value- and quality-focused stock-picking approach. Among sectors, positioning in consumer discretionary was by far the biggest relative detractor, followed by stock picking in information technology and health care. Looking at individual stocks, I avoided index component and e-commerce giant Amazon.com because it did not fit my investment philosophy. Unfortunately for the fund, the stock outperformed the past year, which dragged on the fund's relative result. Of note, the fund’s foreign holdings hurt against a rising dollar. Included was a non-index stake in Canada-based Potash Corp of Saskatchewan, which hurt as the stock tumbled amid lower demand and declining potash prices. Turning to positives, successful positioning in industrials contributed meaningfully to performance. The fund’s stake in videogame publisher Activision Blizzard contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.8	4.6
Microsoft Corp.	3.1	2.4
Johnson & Johnson	3.0	2.5
General Electric Co.	3.0	2.1
JPMorgan Chase & Co.	2.8	2.6
Wells Fargo & Co.	2.5	2.3
Exxon Mobil Corp.	2.4	2.2
Alphabet, Inc. Class C	2.2	2.2
Chevron Corp.	2.1	2.2
Bank of America Corp.	1.8	1.7
	27.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.1	21.8
Financials	16.4	16.0
Consumer Staples	13.2	10.5
Health Care	12.9	16.4
Industrials	9.8	8.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	95.3%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 14.2%

As of May 31, 2015*
Stocks	97.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 16.3%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.8%
Diversified Consumer Services - 0.3%
H&R Block, Inc.	95,806	$3,515
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp.	80,400	3,542
Wyndham Worldwide Corp.	116,852	8,871
		12,413
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	33,900	1,493
Media - 1.7%
Altice NV Class A (a)	195,300	3,000
Comcast Corp. Class A	242,425	14,754
		17,754
Multiline Retail - 2.1%
Dillard's, Inc. Class A	91,400	6,855
Target Corp.	199,100	14,435
		21,290
Specialty Retail - 1.9%
AutoZone, Inc. (a)	10,400	8,151
Foot Locker, Inc.	156,391	10,165
Kingfisher PLC	4,010	21
Staples, Inc.	115,300	1,392
		19,729
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	73,600	4,762

TOTAL CONSUMER DISCRETIONARY		80,956

CONSUMER STAPLES - 13.2%
Beverages - 4.7%
Constellation Brands, Inc. Class A (sub. vtg.)	56,400	7,911
Dr. Pepper Snapple Group, Inc.	87,311	7,836
PepsiCo, Inc.	170,500	17,077
The Coca-Cola Co.	373,410	15,915
		48,739
Food & Staples Retailing - 3.6%
CVS Health Corp.	183,391	17,255
Kroger Co.	118,720	4,471
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	68,693	3,185
Walgreens Boots Alliance, Inc.	148,523	12,480
		37,391
Food Products - 0.6%
Greencore Group PLC	812,005	4,130
Hilton Food Group PLC	242,144	1,893
		6,023
Household Products - 1.8%
Procter & Gamble Co.	247,700	18,538
Personal Products - 0.2%
Edgewell Personal Care Co. (a)	23,300	1,876
Tobacco - 2.3%
British American Tobacco PLC (United Kingdom)	132,257	7,697
Imperial Tobacco Group PLC	124,702	6,739
Reynolds American, Inc.	213,700	9,884
		24,320

TOTAL CONSUMER STAPLES		136,887

ENERGY - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
Chevron Corp.	234,990	21,459
Emerald Oil, Inc. warrants 2/4/16 (a)	826	0
Exxon Mobil Corp.	311,022	25,398
Imperial Oil Ltd.	222,634	7,232
Kinder Morgan, Inc.	26,538	626
Northern Oil & Gas, Inc. (a)	128,694	660
PrairieSky Royalty Ltd. (b)	121,700	2,337
Suncor Energy, Inc.	253,380	7,001
		64,713
FINANCIALS - 16.4%
Banks - 11.7%
Bank of America Corp.	1,102,803	19,222
Citigroup, Inc.	303,223	16,401
JPMorgan Chase & Co.	437,993	29,205
PacWest Bancorp	159,000	7,476
SunTrust Banks, Inc.	181,900	7,898
U.S. Bancorp	346,817	15,222
Wells Fargo & Co.	467,790	25,775
		121,199
Capital Markets - 0.9%
Diamond Hill Investment Group, Inc.	7,501	1,652
Franklin Resources, Inc.	84,400	3,538
The Blackstone Group LP	116,290	3,632
		8,822
Consumer Finance - 0.6%
American Express Co.	82,200	5,889
Imperial Holdings, Inc. warrants 4/11/19 (a)	4,481	1
		5,890
Diversified Financial Services - 1.3%
McGraw Hill Financial, Inc.	124,267	11,988
MSCI, Inc. Class A	20,900	1,466
		13,454
Insurance - 1.3%
ACE Ltd.	76,000	8,729
MetLife, Inc.	93,300	4,767
		13,496
Real Estate Investment Trusts - 0.6%
American Tower Corp.	66,000	6,559

TOTAL FINANCIALS		169,420

HEALTH CARE - 12.9%
Biotechnology - 2.2%
AbbVie, Inc.	203,200	11,816
Amgen, Inc.	69,737	11,235
		23,051
Health Care Equipment & Supplies - 2.4%
Medtronic PLC	254,102	19,144
The Cooper Companies, Inc.	37,590	5,498
		24,642
Health Care Providers & Services - 1.0%
McKesson Corp.	51,232	9,701
Health Care Technology - 0.2%
CompuGroup Medical AG	68,579	2,399
Pharmaceuticals - 7.1%
Allergan PLC (a)	27,800	8,726
Astellas Pharma, Inc.	355,300	5,001
Johnson & Johnson	307,302	31,111
Sanofi SA sponsored ADR	163,300	7,221
Shire PLC	72,800	5,068
Teva Pharmaceutical Industries Ltd. sponsored ADR	256,400	16,135
		73,262

TOTAL HEALTH CARE		133,055

INDUSTRIALS - 9.8%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	322,100	9,808
General Dynamics Corp.	28,800	4,218
The Boeing Co.	98,403	14,313
		28,339
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	45,700	3,082
Commercial Services & Supplies - 0.1%
Deluxe Corp.	23,100	1,355
Construction & Engineering - 0.1%
Astaldi SpA (b)	143,400	861
Electrical Equipment - 0.5%
AMETEK, Inc.	62,072	3,505
EnerSys	23,100	1,361
		4,866
Industrial Conglomerates - 5.9%
Danaher Corp.	166,394	16,039
General Electric Co.	1,036,700	31,039
Roper Industries, Inc.	70,196	13,582
		60,660
Professional Services - 0.2%
CEB, Inc.	28,900	2,233
Trading Companies & Distributors - 0.0%
Now, Inc. (a)(b)	17,720	326

TOTAL INDUSTRIALS		101,722

INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	657,379	17,914
QUALCOMM, Inc.	314,378	15,339
		33,253
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	85,313	5,724
Internet Software & Services - 2.2%
Alphabet, Inc. Class C	31,263	23,216
IT Services - 4.5%
Accenture PLC Class A	83,100	8,910
ASAC II LP (a)(c)	298,480	7,721
Fidelity National Information Services, Inc.	132,798	8,455
IBM Corp.	77,400	10,791
Leidos Holdings, Inc.	54,200	3,140
Total System Services, Inc.	137,200	7,678
		46,695
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom Corp. Class A	81,500	4,452
Software - 5.7%
Activision Blizzard, Inc.	207,867	7,828
Micro Focus International PLC	246,900	4,771
Microsoft Corp.	593,063	32,233
Oracle Corp.	359,828	14,022
		58,854
Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	419,024	49,570
EMC Corp.	517,100	13,103
Hewlett Packard Enterprise Co.	421,100	6,258
HP, Inc.	421,100	5,281
Western Digital Corp.	47,800	2,983
		77,195

TOTAL INFORMATION TECHNOLOGY		249,389

MATERIALS - 3.2%
Chemicals - 2.9%
CF Industries Holdings, Inc.	131,100	6,049
E.I. du Pont de Nemours & Co.	151,800	10,222
LyondellBasell Industries NV Class A	104,200	9,984
PPG Industries, Inc.	31,400	3,320
		29,575
Containers & Packaging - 0.3%
Ball Corp.	46,662	3,239

TOTAL MATERIALS		32,814

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	499,700	16,825
TOTAL COMMON STOCKS
(Cost $848,886)		985,781
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $791)	791	719
	Shares	Value (000s)

Money Market Funds - 5.0%
Fidelity Cash Central Fund, 0.18% (d)	48,550,476	48,550
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	3,563,031	3,563
TOTAL MONEY MARKET FUNDS
(Cost $52,113)		52,113
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $901,790)		1,038,613
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(4,266)
NET ASSETS - 100%		$1,034,347

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,721,000 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$2,985

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$53
Fidelity Securities Lending Cash Central Fund	89
Total	$142

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$80,956	$80,935	$21	$--
Consumer Staples	136,887	129,190	7,697	--
Energy	64,713	64,713	--	--
Financials	169,420	169,419	1	--
Health Care	133,055	122,986	10,069	--
Industrials	101,722	101,722	--	--
Information Technology	249,389	241,668	--	7,721
Materials	32,814	32,814	--	--
Telecommunication Services	16,825	16,825	--	--
Corporate Bonds	719	--	719	--
Money Market Funds	52,113	52,113	--	--
Total Investments in Securities:	$1,038,613	$1,012,385	$18,507	$7,721

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Ireland	4.0%
United Kingdom	2.0%
Israel	1.9%
Canada	1.6%
Switzerland	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,399) — See accompanying schedule: Unaffiliated issuers (cost $849,677)	$986,500
Fidelity Central Funds (cost $52,113)	52,113
Total Investments (cost $901,790)		$1,038,613
Receivable for investments sold		6,167
Receivable for fund shares sold		471
Dividends receivable		2,418
Interest receivable		6
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		3
Other receivables		2
Total assets		1,047,688
Liabilities
Payable for investments purchased	$7,269
Payable for fund shares redeemed	1,513
Accrued management fee	359
Distribution and service plan fees payable	375
Other affiliated payables	205
Other payables and accrued expenses	57
Collateral on securities loaned, at value	3,563
Total liabilities		13,341
Net Assets		$1,034,347
Net Assets consist of:
Paid in capital		$839,284
Undistributed net investment income		8,234
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,009
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		136,820
Net Assets		$1,034,347
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($356,355 ÷ 20,539.91 shares)		$17.35
Maximum offering price per share (100/94.25 of $17.35)		$18.41
Class T:
Net Asset Value and redemption price per share ($371,725 ÷ 21,548.72 shares)		$17.25
Maximum offering price per share (100/96.50 of $17.25)		$17.88
Class B:
Net Asset Value and offering price per share ($6,495 ÷ 391.35 shares)(a)		$16.60
Class C:
Net Asset Value and offering price per share ($166,529 ÷ 10,075.72 shares)(a)		$16.53
Class I:
Net Asset Value, offering price and redemption price per share ($124,601 ÷ 6,878.03 shares)		$18.12
Class Z:
Net Asset Value, offering price and redemption price per share ($8,642 ÷ 470.82 shares)		$18.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$22,786
Interest		24
Income from Fidelity Central Funds		142
Total income		22,952
Expenses
Management fee
Basic fee	$5,919
Performance adjustment	(594)
Transfer agent fees	2,234
Distribution and service plan fees	4,715
Accounting and security lending fees	355
Custodian fees and expenses	39
Independent trustees' compensation	5
Registration fees	97
Audit	63
Legal	6
Miscellaneous	7
Total expenses before reductions	12,846
Expense reductions	(50)	12,796
Net investment income (loss)		10,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,682
Foreign currency transactions	(25)
Total net realized gain (loss)		57,657
Change in net unrealized appreciation (depreciation) on: Investment securities	(74,642)
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		(74,633)
Net gain (loss)		(16,976)
Net increase (decrease) in net assets resulting from operations		$(6,820)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,156	$11,692
Net realized gain (loss)	57,657	133,433
Change in net unrealized appreciation (depreciation)	(74,633)	(1,155)
Net increase (decrease) in net assets resulting from operations	(6,820)	143,970
Distributions to shareholders from net investment income	(9,131)	(4,242)
Distributions to shareholders from net realized gain	(113,106)	(420)
Total distributions	(122,237)	(4,662)
Share transactions - net increase (decrease)	43,684	(80,124)
Total increase (decrease) in net assets	(85,373)	59,184
Net Assets
Beginning of period	1,119,720	1,060,536
End of period (including undistributed net investment income of $8,234 and undistributed net investment income of $9,131, respectively)	$1,034,347	$1,119,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.65	$17.23	$13.33	$11.45	$11.58
Income from Investment Operations
Net investment income (loss)A	.20	.23B	.13	.07	.02
Net realized and unrealized gain (loss)	(.34)C	2.29	3.87	1.81	(.09)
Total from investment operations	(.14)	2.52	4.00	1.88	(.07)
Distributions from net investment income	(.19)	(.09)	(.10)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.06)
Total distributions	(2.16)D	(.10)	(.10)	–	(.06)
Net asset value, end of period	$17.35	$19.65	$17.23	$13.33	$11.45
Total ReturnE,F	(.41)%C	14.70%	30.26%	16.42%	(.63)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.94%	.98%	1.21%	1.36%
Expenses net of fee waivers, if any	1.00%	.94%	.98%	1.21%	1.33%
Expenses net of all reductions	1.00%	.94%	.97%	1.20%	1.33%
Net investment income (loss)	1.13%	1.29%B	.87%	.53%	.16%
Supplemental Data
Net assets, end of period (in millions)	$356	$386	$369	$301	$295
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.51)%.

 D Total distributions of $2.16 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$17.15	$13.26	$11.42	$11.55
Income from Investment Operations
Net investment income (loss)A	.15	.19B	.10	.04	(.01)
Net realized and unrealized gain (loss)	(.34)C	2.27	3.86	1.80	(.09)
Total from investment operations	(.19)	2.46	3.96	1.84	(.10)
Distributions from net investment income	(.15)	(.06)	(.07)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.03)
Total distributions	(2.11)	(.06)D	(.07)	–	(.03)
Net asset value, end of period	$17.25	$19.55	$17.15	$13.26	$11.42
Total ReturnE,F	(.67)%C	14.41%	30.05%	16.11%	(.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.24%	1.18%	1.20%	1.42%	1.57%
Expenses net of fee waivers, if any	1.24%	1.18%	1.20%	1.42%	1.55%
Expenses net of all reductions	1.24%	1.17%	1.19%	1.42%	1.54%
Net investment income (loss)	.89%	1.05%B	.65%	.32%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$372	$412	$375	$304	$294
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.77)%.

 D Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$16.57	$12.82	$11.11	$11.26
Income from Investment Operations
Net investment income (loss)A	.05	.08B	.01	(.03)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.74	1.74	(.08)
Total from investment operations	(.27)	2.28	3.75	1.71	(.15)
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(1.97)	(.01)	–	–	–
Net asset value, end of period	$16.60	$18.84	$16.57	$12.82	$11.11
Total ReturnD,E	(1.20)%C	13.75%	29.25%	15.39%	(1.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.78%	1.79%	1.99%	2.14%
Expenses net of fee waivers, if any	1.84%	1.78%	1.79%	1.99%	2.09%
Expenses net of all reductions	1.84%	1.78%	1.78%	1.99%	2.09%
Net investment income (loss)	.29%	.45%B	.06%	(.25)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$6	$11	$15	$17	$22
Portfolio turnover rateH	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .23%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.30)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$16.54	$12.79	$11.07	$11.22
Income from Investment Operations
Net investment income (loss)A	.06	.09B	.02	(.02)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.73	1.74	(.08)
Total from investment operations	(.26)	2.29	3.75	1.72	(.15)
Distributions from net investment income	(.06)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(2.03)D	(.01)	–	–	–
Net asset value, end of period	$16.53	$18.82	$16.54	$12.79	$11.07
Total ReturnE,F	(1.16)%C	13.83%	29.36%	15.54%	(1.34)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.69%	1.72%	1.94%	2.08%
Expenses net of fee waivers, if any	1.76%	1.69%	1.72%	1.94%	2.06%
Expenses net of all reductions	1.76%	1.69%	1.71%	1.93%	2.05%
Net investment income (loss)	.37%	.54%B	.13%	(.20)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$167	$179	$160	$123	$124
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.26)%.

 D Total distributions of $2.03 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.42	$17.91	$13.86	$11.88	$12.00
Income from Investment Operations
Net investment income (loss)A	.25	.29B	.18	.11	.06
Net realized and unrealized gain (loss)	(.35)C	2.37	4.02	1.87	(.09)
Total from investment operations	(.10)	2.66	4.20	1.98	(.03)
Distributions from net investment income	(.24)	(.14)	(.15)	–	(.02)
Distributions from net realized gain	(1.96)	(.01)	–	–	(.07)
Total distributions	(2.20)	(.15)	(.15)	–	(.09)
Net asset value, end of period	$18.12	$20.42	$17.91	$13.86	$11.88
Total ReturnD	(.14)%C	14.99%	30.63%	16.67%	(.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.69%	.70%	.91%	1.04%
Expenses net of fee waivers, if any	.76%	.69%	.70%	.91%	1.03%
Expenses net of all reductions	.76%	.69%	.69%	.90%	1.02%
Net investment income (loss)	1.37%	1.54%B	1.15%	.83%	.46%
Supplemental Data
Net assets, end of period (in millions)	$125	$131	$135	$103	$83
Portfolio turnover rateG	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$20.44	$17.92	$16.59
Income from Investment Operations
Net investment income (loss)B	.28	.31C	.06
Net realized and unrealized gain (loss)	(.35)D	2.38	1.27
Total from investment operations	(.07)	2.69	1.33
Distributions from net investment income	(.05)	(.17)	–
Distributions from net realized gain	(1.96)	(.01)	–
Total distributions	(2.01)	(.17)E	–
Net asset value, end of period	$18.36	$20.44	$17.92
Total ReturnF,G	(.01)%D	15.20%	8.02%
Ratios to Average Net AssetsH,I
Expenses before reductions	.59%	.52%	.54%J
Expenses net of fee waivers, if any	.59%	.52%	.54%J
Expenses net of all reductions	.59%	.52%	.52%J
Net investment income (loss)	1.54%	1.71%C	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,642	$118	$7,394
Portfolio turnover rateK	56%	106%	70%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.49%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.11)%.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.007 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$179,987
Gross unrealized depreciation	(44,962)
Net unrealized appreciation (depreciation) on securities	$135,025
Tax Cost	$903,588

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,234
Undistributed long-term capital gain	$56,258
Net unrealized appreciation (depreciation) on securities and other investments	$135,022

The fund intends to elect to defer to its next fiscal year $4,451 of capital loss recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$23,853	$ 4,242
Long-term Capital Gains	98,384	420
Total	$122,237	$ 4,662

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $583,377 and $642,751, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$920	$6
Class T	.25%	.25%	1,972	5
Class B	.75%	.25%	87	66
Class C	.75%	.25%	1,736	114
			$4,715	$191

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$115
Class T	18
Class B(a)	3
Class C(a)	12
$148

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$775.21
Class T	777.20
Class B	26.30
Class C	374.22
Class I	279.22
Class Z	3.05
	$2,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4 and a portion of class-level operating expenses as follows:

Amount
Class A	$8
Class T	8
Class B	–(a)
Class C	4
Class I	2
$22

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$3,806	$1,902
Class T	3,175	1,201
Class B	5	–
Class C	609	–
Class I	1,536	1,071
Class Z	–(a)	68
Total	$9,131	$4,242
From net realized gain
Class A	$38,921	$147
Class T	41,529	152
Class B	1,164	6
Class C	18,788	68
Class I	12,693	44
Class Z	11	3
Total	$113,106	$420

 (a) In the amount of less than five hundred dollars.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,750	2,553	$48,068	$46,007
Reinvestment of distributions	2,322	107	39,381	1,806
Shares redeemed	(4,182)	(4,408)	(72,975)	(79,256)
Net increase (decrease)	890	(1,748)	$14,474	$(31,443)
Class T
Shares sold	3,861	3,910	$67,241	$70,377
Reinvestment of distributions	2,576	77	43,556	1,302
Shares redeemed	(5,958)	(4,771)	(103,477)	(85,489)
Net increase (decrease)	479	(784)	$7,320	$(13,810)
Class B
Shares sold	11	29	$199	$480
Reinvestment of distributions	68	–	1,105	5
Shares redeemed	(286)	(319)	(4,794)	(5,509)
Net increase (decrease)	(207)	(290)	$(3,490)	$(5,024)
Class C
Shares sold	1,178	1,183	$19,680	$20,503
Reinvestment of distributions	1,033	3	16,812	58
Shares redeemed	(1,654)	(1,331)	(27,529)	(23,161)
Net increase (decrease)	557	(145)	$8,963	$(2,600)
Class I
Shares sold	1,619	1,479	$29,609	$27,537
Reinvestment of distributions	752	59	13,280	1,027
Shares redeemed	(1,918)	(2,664)	(35,222)	(48,359)
Net increase (decrease)	453	(1,126)	$7,667	$(19,795)
Class Z
Shares sold	511	23	$9,593	$420
Reinvestment of distributions	1	4	11	71
Shares redeemed	(47)	(434)	(854)	(7,943)
Net increase (decrease)	465	(407)	$8,750	$(7,452)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.00%
Actual		$1,000.00	$971.40	$4.94
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class T	1.24%
Actual		$1,000.00	$970.20	$6.12
Hypothetical-C		$1,000.00	$1,018.85	$6.28
Class B	1.84%
Actual		$1,000.00	$967.40	$9.07
Hypothetical-C		$1,000.00	$1,015.84	$9.30
Class C	1.76%
Actual		$1,000.00	$967.80	$8.68
Hypothetical-C		$1,000.00	$1,016.24	$8.90
Class I	.76%
Actual		$1,000.00	$972.60	$3.76
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.60%
Actual		$1,000.00	$973.50	$2.97
Hypothetical-C		$1,000.00	$1,022.06	$3.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/14/15	12/11/15	$0.258	$0.941

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $63,036,073, or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 88% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class Z designates 100%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Dividend Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADGFZ-ANN-0116
1.9585503.102

Fidelity Advisor® Large Cap Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(7.23)%	13.11%	7.19%
Class T (incl. 3.50% sales charge)	(5.28)%	13.35%	7.17%
Class B (incl. contingent deferred sales charge)	(7.16)%	13.31%	7.25%
Class C (incl. contingent deferred sales charge)	(3.27)%	13.59%	7.02%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,022	Fidelity Advisor® Large Cap Fund - Class A
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, meaningfully lagging the benchmark S&P 500®. Some unusual market challenges held back the fund's results the past year. Most notably, investors seemingly favored stocks that offered secure near-term earnings, regardless of valuation. Versus the benchmark, my picks in consumer discretionary were the biggest disappointment, especially not owning online retailer and benchmark component Amazon.com, one of those expensive near-term earners I referred to. I declined to own Amazon because its stock traded at an excessive valuation that more than reflected the company's good short-term fundamentals. Other individual detractors included social-networking company Facebook – a benchmark constituent the fund did not hold until I established a small position on a summertime dip – and QUALCOMM, a maker of communications equipment. In contrast, the fund benefited from my picks among diversified financials stocks. On the positive side, JPMorgan Chase was a strong relative contributor. This financial services giant continued to produce solid financial results, benefiting from its dominant competitive position in multiple businesses, from mortgage origination to commercial lending to asset management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.3	4.2
General Electric Co.	3.6	3.2
Apple, Inc.	3.4	3.6
Bank of America Corp.	3.0	2.6
Microsoft Corp.	2.8	2.4
Citigroup, Inc.	2.6	2.5
Target Corp.	1.8	2.2
Chevron Corp.	1.8	1.5
Procter & Gamble Co.	1.8	1.5
Alphabet, Inc. Class A	1.8	1.5
	26.9

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.7	22.0
Financials	21.8	21.6
Industrials	13.0	12.2
Health Care	12.4	12.1
Consumer Discretionary	9.1	9.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 9.6%

As of May 31, 2015*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 10.6%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.1%
Harley-Davidson, Inc.	22,900	$1,120,268
Tesla Motors, Inc. (a)	600	138,156
		1,258,424
Diversified Consumer Services - 0.2%
H&R Block, Inc.	51,578	1,892,397
ServiceMaster Global Holdings, Inc. (a)	36,900	1,383,012
		3,275,409
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	61,500	2,709,690
Yum! Brands, Inc.	105,938	7,681,564
		10,391,254
Household Durables - 0.3%
KB Home	201,800	2,843,362
Taylor Morrison Home Corp. (a)	112,100	1,961,750
		4,805,112
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	115,947	1
Media - 4.5%
Comcast Corp. Class A (special) (non-vtg.)	358,237	21,866,786
Scripps Networks Interactive, Inc. Class A	101,600	5,770,880
Sinclair Broadcast Group, Inc. Class A	150,400	5,279,040
Time Warner, Inc.	236,159	16,526,407
Viacom, Inc. Class B (non-vtg.)	200,700	9,992,853
		59,435,966
Multiline Retail - 1.8%
Target Corp.	336,640	24,406,400
Specialty Retail - 1.3%
Lowe's Companies, Inc.	198,379	15,195,831
Lumber Liquidators Holdings, Inc. (a)(c)	81,000	1,265,220
Sally Beauty Holdings, Inc. (a)	18,300	473,238
		16,934,289
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	26,200	1,127,124

TOTAL CONSUMER DISCRETIONARY		121,633,979

CONSUMER STAPLES - 6.7%
Beverages - 2.1%
Diageo PLC	265,415	7,612,437
PepsiCo, Inc.	28,740	2,878,598
The Coca-Cola Co.	420,075	17,903,597
		28,394,632
Food & Staples Retailing - 1.0%
CVS Health Corp.	63,511	5,975,750
Tesco PLC	153,300	385,780
United Natural Foods, Inc. (a)	52,300	2,296,493
Walgreens Boots Alliance, Inc.	61,155	5,138,855
		13,796,878
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	23,500	1,893,865
Household Products - 1.8%
Procter & Gamble Co.	313,852	23,488,684
Tobacco - 1.6%
British American Tobacco PLC sponsored ADR	72,131	8,348,442
Philip Morris International, Inc.	153,629	13,425,638
		21,774,080

TOTAL CONSUMER STAPLES		89,348,139

ENERGY - 9.0%
Energy Equipment & Services - 1.6%
Ensco PLC Class A	301,050	5,153,976
Helmerich & Payne, Inc. (c)	23,800	1,386,350
National Oilwell Varco, Inc.	101,932	3,806,141
Oceaneering International, Inc.	126,600	5,537,484
Schlumberger Ltd.	61,705	4,760,541
		20,644,492
Oil, Gas & Consumable Fuels - 7.4%
Amyris, Inc. (a)(c)	764,344	1,276,454
Anadarko Petroleum Corp.	31,100	1,862,890
Apache Corp.	269,710	13,264,338
Cabot Oil & Gas Corp.	118,000	2,221,940
Chevron Corp.	264,907	24,191,307
ConocoPhillips Co.	150,100	8,112,905
Golar LNG Ltd.	47,200	1,290,920
Imperial Oil Ltd.	276,600	8,984,917
Kinder Morgan, Inc.	133,700	3,151,309
Legacy Reserves LP	79,400	247,728
Markwest Energy Partners LP	36,720	1,762,560
Noble Energy, Inc.	28,800	1,056,096
SM Energy Co.	24,900	731,313
Suncor Energy, Inc.	727,300	20,096,125
The Williams Companies, Inc.	162,725	5,949,226
Williams Partners LP	165,500	4,538,010
		98,738,038

TOTAL ENERGY		119,382,530

FINANCIALS - 21.8%
Banks - 14.4%
Bank of America Corp.	2,290,900	39,930,387
Citigroup, Inc.	645,097	34,893,297
Comerica, Inc.	121,400	5,626,890
Fifth Third Bancorp	133,500	2,759,445
JPMorgan Chase & Co.	857,573	57,182,962
Lloyds Banking Group PLC	463,200	508,655
PNC Financial Services Group, Inc.	45,385	4,334,721
Regions Financial Corp.	744,900	7,553,286
Standard Chartered PLC:
rights 12/10/15 (a)	96,264	131,935
(United Kingdom)	336,924	2,827,463
SunTrust Banks, Inc.	330,108	14,333,289
U.S. Bancorp	315,665	13,854,537
Wells Fargo & Co.	146,894	8,093,859
		192,030,726
Capital Markets - 5.3%
Charles Schwab Corp.	305,553	10,300,192
E*TRADE Financial Corp. (a)	119,600	3,639,428
Franklin Resources, Inc.	27,000	1,131,840
Goldman Sachs Group, Inc.	4,800	912,096
KKR & Co. LP	267,636	4,525,725
Morgan Stanley	443,843	15,223,815
Northern Trust Corp.	136,186	10,205,779
PJT Partners, Inc. (a)	172	4,032
State Street Corp.	297,758	21,611,276
The Blackstone Group LP	109,000	3,404,070
		70,958,253
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(b)	29,500	3,788,095
Insurance - 1.0%
MetLife, Inc.	172,985	8,837,804
Principal Financial Group, Inc.	78,700	4,049,902
		12,887,706
Thrifts & Mortgage Finance - 0.8%
MGIC Investment Corp. (a)	254,092	2,424,038
Radian Group, Inc.	606,968	8,649,294
		11,073,332

TOTAL FINANCIALS		290,738,112

HEALTH CARE - 12.4%
Biotechnology - 2.4%
AbbVie, Inc.	29,800	1,732,870
Alnylam Pharmaceuticals, Inc. (a)	11,400	1,186,284
Amgen, Inc.	59,947	9,657,462
Biogen, Inc. (a)	28,700	8,232,882
BioMarin Pharmaceutical, Inc. (a)	25,900	2,470,083
Celldex Therapeutics, Inc. (a)	5,100	91,851
Discovery Laboratories, Inc. (a)	535,529	161,837
Genocea Biosciences, Inc. (a)	18,400	117,760
Insmed, Inc. (a)	45,387	740,262
Intercept Pharmaceuticals, Inc. (a)	41,431	7,312,986
Spark Therapeutics, Inc.	15,800	913,082
		32,617,359
Health Care Equipment & Supplies - 3.9%
Abbott Laboratories	113,525	5,099,543
Alere, Inc. (a)	373,668	15,421,278
Boston Scientific Corp. (a)	908,586	16,608,952
Medtronic PLC	91,700	6,908,678
Neovasc, Inc. (a)	35,700	177,429
St. Jude Medical, Inc.	47,200	2,978,320
Zimmer Biomet Holdings, Inc.	41,800	4,222,218
		51,416,418
Health Care Providers & Services - 1.7%
Express Scripts Holding Co. (a)	121,310	10,369,579
McKesson Corp.	61,496	11,644,268
		22,013,847
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	34,700	138,800
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	49,100	2,053,362
Pharmaceuticals - 4.2%
Allergan PLC (a)	9,029	2,834,113
Bristol-Myers Squibb Co.	8,500	569,585
GlaxoSmithKline PLC sponsored ADR	425,839	17,250,738
Jazz Pharmaceuticals PLC (a)	29,607	4,340,090
Johnson & Johnson	126,263	12,782,866
Teva Pharmaceutical Industries Ltd. sponsored ADR	260,791	16,411,578
TherapeuticsMD, Inc. (a)	226,900	1,704,019
Theravance, Inc.	44,700	413,475
		56,306,464

TOTAL HEALTH CARE		164,546,250

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
KEYW Holding Corp. (a)	135,382	865,091
The Boeing Co.	91,963	13,376,018
United Technologies Corp.	61,472	5,904,386
		20,145,495
Air Freight & Logistics - 2.0%
FedEx Corp.	46,600	7,387,964
Hub Group, Inc. Class A (a)	96,900	3,733,557
United Parcel Service, Inc. Class B	146,675	15,108,992
		26,230,513
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	12,000	490,560
Lennox International, Inc.	24,100	3,275,672
		3,766,232
Commercial Services & Supplies - 0.6%
ADT Corp. (c)	215,200	7,633,144
Electrical Equipment - 1.2%
AMETEK, Inc.	80,130	4,524,140
Eaton Corp. PLC	43,400	2,524,144
Emerson Electric Co.	125,100	6,255,000
Hubbell, Inc. Class B	26,782	2,659,185
		15,962,469
Industrial Conglomerates - 3.6%
General Electric Co.	1,598,444	47,857,413
Machinery - 0.9%
Cummins, Inc.	9,200	923,404
Deere & Co.	47,500	3,779,575
Ingersoll-Rand PLC	46,183	2,709,557
Joy Global, Inc. (c)	43,100	661,585
Rexnord Corp. (a)	146,400	2,990,952
Xylem, Inc.	21,000	783,720
		11,848,793
Professional Services - 0.3%
Acacia Research Corp. (c)	112,537	665,094
Verisk Analytics, Inc. (a)	49,600	3,717,520
		4,382,614
Road & Rail - 2.4%
CSX Corp.	400,601	11,389,086
Genesee & Wyoming, Inc. Class A (a)	70,400	4,876,608
J.B. Hunt Transport Services, Inc.	63,300	4,952,592
Kansas City Southern	50,700	4,609,644
Norfolk Southern Corp.	42,558	4,045,563
Old Dominion Freight Lines, Inc. (a)	21,900	1,395,249
Union Pacific Corp.	8,900	747,155
		32,015,897
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	99,100	3,134,533

TOTAL INDUSTRIALS		172,977,103

INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 3.1%
Cisco Systems, Inc.	734,854	20,024,772
QUALCOMM, Inc.	451,450	22,026,246
		42,051,018
Internet Software & Services - 4.3%
Alphabet, Inc.:
Class A (a)	30,756	23,462,215
Class C	26,937	20,003,416
Facebook, Inc. Class A (a)	34,500	3,596,280
Twitter, Inc. (a)	167,300	4,249,420
Yahoo!, Inc. (a)	176,634	5,971,996
		57,283,327
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	46,884	3,027,769
First Data Corp.	205,630	3,109,126
First Data Corp. Class A (a)(c)	147,400	2,476,320
IBM Corp.	94,081	13,116,773
MasterCard, Inc. Class A	157,500	15,422,400
Paychex, Inc.	159,322	8,643,219
PayPal Holdings, Inc. (a)	97,800	3,448,428
Unisys Corp. (a)	286,062	3,678,757
Visa, Inc. Class A	249,420	19,706,674
		72,629,466
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	115,925	6,332,983
Marvell Technology Group Ltd.	228,700	2,026,282
Maxim Integrated Products, Inc.	24,700	957,619
		9,316,884
Software - 4.5%
Adobe Systems, Inc. (a)	50,810	4,647,083
Autodesk, Inc. (a)	62,681	3,978,363
Microsoft Corp.	682,254	37,080,505
Oracle Corp.	245,950	9,584,672
Salesforce.com, Inc. (a)	54,650	4,355,059
		59,645,682
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	381,621	45,145,764
EMC Corp.	564,900	14,314,566
HP, Inc.	57,400	719,796
Western Digital Corp.	30,600	1,909,746
		62,089,872

TOTAL INFORMATION TECHNOLOGY		303,016,249

MATERIALS - 3.1%
Chemicals - 2.6%
CF Industries Holdings, Inc.	48,300	2,228,562
E.I. du Pont de Nemours & Co.	46,515	3,132,320
Intrepid Potash, Inc. (a)	291,160	1,045,264
LyondellBasell Industries NV Class A	19,700	1,887,654
Monsanto Co.	150,717	14,342,230
Potash Corp. of Saskatchewan, Inc.	244,300	4,944,722
Syngenta AG (Switzerland)	17,391	6,405,105
W.R. Grace & Co. (a)	4,100	402,702
		34,388,559
Containers & Packaging - 0.4%
WestRock Co.	95,389	4,829,545
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	233,100	1,906,758

TOTAL MATERIALS		41,124,862

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	257,394	11,698,557
UTILITIES - 0.5%
Electric Utilities - 0.4%
Exelon Corp.	170,300	4,650,893
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	95,100	1,533,012

TOTAL UTILITIES		6,183,905

TOTAL COMMON STOCKS
(Cost $1,164,657,795)		1,320,649,686

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series C (a)(b)
(Cost $271,645)	33,607	16,679
	Principal Amount	Value

Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 9.5% 4/15/19(d)
(Cost $676,000)	676,000	700,505
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.18% (e)	9,408,014	9,408,014
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	11,388,275	11,388,275
TOTAL MONEY MARKET FUNDS
(Cost $20,796,289)		20,796,289
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $1,186,401,729)		1,342,163,159
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(10,380,575)
NET ASSETS - 100%		$1,331,782,584

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,804,775 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $700,505 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$3,112,250
NJOY, Inc.	9/11/13 - 10/24/13	$936,852
NJOY, Inc. Series C	6/7/13	$271,645

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,967
Fidelity Securities Lending Cash Central Fund	312,822
Total	$336,789

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$121,650,658	$121,633,978	$--	$16,680
Consumer Staples	89,348,139	81,349,922	7,998,217	--
Energy	119,382,530	119,382,530	--	--
Financials	290,738,112	286,441,362	508,655	3,788,095
Health Care	164,546,250	164,546,250	--	--
Industrials	172,977,103	172,977,103	--	--
Information Technology	303,016,249	299,907,123	3,109,126	--
Materials	41,124,862	34,719,757	6,405,105	--
Telecommunication Services	11,698,557	11,698,557	--	--
Utilities	6,183,905	6,183,905	--	--
Corporate Bonds	700,505	--	700,505	--
Money Market Funds	20,796,289	20,796,289	--	--
Total Investments in Securities:	$1,342,163,159	$1,319,636,776	$18,721,608	$3,804,775

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $11,407,091) — See accompanying schedule: Unaffiliated issuers (cost $1,165,605,440)	$1,321,366,870
Fidelity Central Funds (cost $20,796,289)	20,796,289
Total Investments (cost $1,186,401,729)		$1,342,163,159
Receivable for investments sold		4,847,281
Receivable for fund shares sold		790,933
Dividends receivable		2,988,971
Interest receivable		7,314
Distributions receivable from Fidelity Central Funds		28,931
Prepaid expenses		3,261
Other receivables		858
Total assets		1,350,830,708
Liabilities
Payable for investments purchased	$2,183,811
Payable for fund shares redeemed	4,234,758
Accrued management fee	609,818
Distribution and service plan fees payable	329,404
Other affiliated payables	252,494
Other payables and accrued expenses	49,564
Collateral on securities loaned, at value	11,388,275
Total liabilities		19,048,124
Net Assets		$1,331,782,584
Net Assets consist of:
Paid in capital		$1,142,721,550
Undistributed net investment income		9,266,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,037,902
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,756,320
Net Assets		$1,331,782,584
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($469,026,196 ÷ 16,679,126 shares)		$28.12
Maximum offering price per share (100/94.25 of $28.12)		$29.84
Class T:
Net Asset Value and redemption price per share ($177,559,883 ÷ 6,336,184 shares)		$28.02
Maximum offering price per share (100/96.50 of $28.02)		$29.04
Class B:
Net Asset Value and offering price per share ($4,835,465 ÷ 185,194 shares)(a)		$26.11
Class C:
Net Asset Value and offering price per share ($181,956,807 ÷ 7,080,515 shares)(a)		$25.70
Class I:
Net Asset Value, offering price and redemption price per share ($498,404,233 ÷ 17,012,816 shares)		$29.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Dividends		$27,054,554
Interest		23,447
Income from Fidelity Central Funds		336,789
Total income		27,414,790
Expenses
Management fee
Basic fee	$7,364,032
Performance adjustment	1,354,162
Transfer agent fees	2,666,022
Distribution and service plan fees	3,947,316
Accounting and security lending fees	430,252
Custodian fees and expenses	59,524
Independent trustees' compensation	5,719
Registration fees	125,412
Audit	59,790
Legal	4,964
Miscellaneous	7,427
Total expenses before reductions	16,024,620
Expense reductions	(53,587)	15,971,033
Net investment income (loss)		11,443,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,710,390
Foreign currency transactions	17,228
Total net realized gain (loss)		29,727,618
Change in net unrealized appreciation (depreciation) on: Investment securities	(63,999,185)
Assets and liabilities in foreign currencies	(7,945)
Total change in net unrealized appreciation (depreciation)		(64,007,130)
Net gain (loss)		(34,279,512)
Net increase (decrease) in net assets resulting from operations		$(22,835,755)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,443,757	$6,461,156
Net realized gain (loss)	29,727,618	41,893,521
Change in net unrealized appreciation (depreciation)	(64,007,130)	75,995,975
Net increase (decrease) in net assets resulting from operations	(22,835,755)	124,350,652
Distributions to shareholders from net investment income	(5,828,260)	(4,161,808)
Distributions to shareholders from net realized gain	(37,026,970)	(46,319,957)
Total distributions	(42,855,230)	(50,481,765)
Share transactions - net increase (decrease)	119,504,310	553,374,307
Total increase (decrease) in net assets	53,813,325	627,243,194
Net Assets
Beginning of period	1,277,969,259	650,726,065
End of period (including undistributed net investment income of $9,266,812 and undistributed net investment income of $5,775,521, respectively)	$1,331,782,584	$1,277,969,259

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.60	$28.11	$20.43	$17.57	$16.69
Income from Investment Operations
Net investment income (loss)A	.25	.20	.16	.15	.09
Net realized and unrealized gain (loss)	(.74)	3.45	7.61	3.30	.87
Total from investment operations	(.49)	3.65	7.77	3.45	.96
Distributions from net investment income	(.14)	(.22)	(.02)	(.18)	(.06)
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.41)	(.02)
Total distributions	(.99)	(2.16)	(.09)	(.59)	(.08)
Net asset value, end of period	$28.12	$29.60	$28.11	$20.43	$17.57
Total ReturnB,C	(1.57)%	14.13%	38.16%	19.69%	5.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.15%	1.30%	1.26%	1.25%	1.29%
Expenses net of fee waivers, if any	1.15%	1.25%	1.26%	1.25%	1.29%
Expenses net of all reductions	1.15%	1.25%	1.24%	1.24%	1.28%
Net investment income (loss)	.90%	.72%	.68%	.76%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$469,026	$414,421	$214,686	$123,303	$103,670
Portfolio turnover rateF	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.50	$28.02	$20.41	$17.51	$16.63
Income from Investment Operations
Net investment income (loss)A	.18	.13	.10	.10	.04
Net realized and unrealized gain (loss)	(.74)	3.44	7.59	3.29	.87
Total from investment operations	(.56)	3.57	7.69	3.39	.91
Distributions from net investment income	(.07)	(.15)	(.01)	(.10)	–B
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.39)	(.02)
Total distributions	(.92)	(2.09)	(.08)	(.49)	(.03)C
Net asset value, end of period	$28.02	$29.50	$28.02	$20.41	$17.51
Total ReturnD,E	(1.84)%	13.83%	37.82%	19.39%	5.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.41%	1.56%	1.51%	1.49%	1.54%
Expenses net of fee waivers, if any	1.41%	1.50%	1.51%	1.49%	1.54%
Expenses net of all reductions	1.41%	1.50%	1.49%	1.49%	1.53%
Net investment income (loss)	.63%	.47%	.42%	.52%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$177,560	$170,613	$114,864	$76,151	$69,678
Portfolio turnover rateH	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.52	$26.24	$19.21	$16.49	$15.72
Income from Investment Operations
Net investment income (loss)A	.01	(.01)	(.03)	–B	(.05)
Net realized and unrealized gain (loss)	(.69)	3.23	7.13	3.10	.82
Total from investment operations	(.68)	3.22	7.10	3.10	.77
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.73)	(1.94)	(.07)	(.38)	–
Total distributions	(.73)	(1.94)	(.07)	(.38)	–
Net asset value, end of period	$26.11	$27.52	$26.24	$19.21	$16.49
Total ReturnC,D	(2.42)%	13.30%	37.08%	18.77%	4.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.00%	2.16%	2.06%	2.02%	2.04%
Expenses net of fee waivers, if any	1.99%	2.00%	2.06%	2.02%	2.04%
Expenses net of all reductions	1.99%	2.00%	2.05%	2.01%	2.04%
Net investment income (loss)	.05%	(.03)%	(.13)%	(.01)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,835	$8,401	$10,499	$10,535	$12,839
Portfolio turnover rateG	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.21	$26.07	$19.08	$16.41	$15.65
Income from Investment Operations
Net investment income (loss)A	.04	(.01)	(.02)	–B	(.04)
Net realized and unrealized gain (loss)	(.69)	3.19	7.08	3.09	.80
Total from investment operations	(.65)	3.18	7.06	3.09	.76
Distributions from net investment income	(.01)	(.10)	–B	(.03)	–
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.39)	–
Total distributions	(.86)	(2.04)	(.07)	(.42)	–
Net asset value, end of period	$25.70	$27.21	$26.07	$19.08	$16.41
Total ReturnC,D	(2.33)%	13.31%	37.14%	18.83%	4.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.90%	2.05%	2.00%	2.00%	2.03%
Expenses net of fee waivers, if any	1.90%	2.00%	2.00%	2.00%	2.03%
Expenses net of all reductions	1.90%	2.00%	1.99%	1.99%	2.03%
Net investment income (loss)	.14%	(.03)%	(.07)%	.01%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$181,957	$168,763	$67,780	$28,856	$24,197
Portfolio turnover rateG	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Large Cap Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$30.78	$29.03	$21.03	$18.13	$17.22
Income from Investment Operations
Net investment income (loss)A	.34	.28	.24	.22	.15
Net realized and unrealized gain (loss)	(.78)	3.59	7.85	3.40	.89
Total from investment operations	(.44)	3.87	8.09	3.62	1.04
Distributions from net investment income	(.20)	(.18)	(.02)	(.31)	(.11)
Distributions from net realized gain	(.85)	(1.94)	(.07)	(.41)	(.02)
Total distributions	(1.04)B	(2.12)	(.09)	(.72)	(.13)
Net asset value, end of period	$29.30	$30.78	$29.03	$21.03	$18.13
Total ReturnC	(1.33)%	14.43%	38.62%	20.10%	6.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	1.04%	.95%	.91%	.95%
Expenses net of fee waivers, if any	.89%	1.00%	.95%	.91%	.95%
Expenses net of all reductions	.89%	1.00%	.94%	.91%	.94%
Net investment income (loss)	1.15%	.97%	.98%	1.10%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$498,404	$515,771	$242,897	$1,071,491	$1,013,999
Portfolio turnover rateF	31%	28%	54%	59%	83%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.04 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.849 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$248,701,371
Gross unrealized depreciation	(97,078,194)
Net unrealized appreciation (depreciation) on securities	$151,623,177
Tax Cost	$1,190,539,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,266,825
Undistributed long-term capital gain	$28,176,155
Net unrealized appreciation (depreciation) on securities and other investments	$151,618,067

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$11,250,007	$ 4,161,808
Long-term Capital Gains	31,605,223	46,319,957
Total	$42,855,230	$ 50,481,765

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $519,590,858 and $404,008,132, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,153,574	$44,899
Class T	.25%	.25%	897,464	1,279
Class B	.75%	.25%	64,851	49,204
Class C	.75%	.25%	1,831,427	727,520
			$3,947,316	$822,902

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$217,284
Class T	30,621
Class B(a)	1,454
Class C(a)	39,172
$288,531

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$914,888.20
Class T	379,869.21
Class B	19,635.30
Class C	373,434.20
Class I	978,196.19
	$2,666,022

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,062 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,889 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $312,822, including $199 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement remained in place through January 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.00%	$ 900

Effective February 1, 2015 the expense limitations were discontinued.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,306 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $57.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,590 and a portion of the class-level operating expenses as follows:

Amount
Class A	$6,444
Class T	3,051
Class B	21
Class C	2,393
Class I	11,825
$23,734

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$2,028,918	$1,725,330
Class T	401,622	631,390
Class C	82,446	276,842
Class I	3,315,274	1,528,246
Total	$5,828,260	$4,161,808
From net realized gain
Class A	$12,045,812	$15,246,732
Class T	4,941,694	8,130,692
Class B	220,894	772,695
Class C	5,384,378	5,278,471
Class I	14,434,192	16,891,367
Total	$37,026,970	$46,319,957

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	6,318,731	8,408,316	$179,805,007	$235,098,861
Reinvestment of distributions	488,972	597,961	13,432,055	15,576,063
Shares redeemed	(4,126,969)	(2,644,637)	(116,797,696)	(73,404,808)
Net increase (decrease)	2,680,734	6,361,640	$76,439,366	$177,270,116
Class T
Shares sold	1,467,747	2,252,343	$41,749,475	$62,382,415
Reinvestment of distributions	188,811	330,308	5,182,860	8,595,867
Shares redeemed	(1,103,079)	(899,697)	(31,222,052)	(24,855,772)
Net increase (decrease)	553,479	1,682,954	$15,710,283	$46,122,510
Class B
Shares sold	8,184	30,155	$216,847	$767,030
Reinvestment of distributions	8,005	28,643	205,898	699,228
Shares redeemed	(136,299)	(153,665)	(3,621,450)	(3,963,597)
Net increase (decrease)	(120,110)	(94,867)	$(3,198,705)	$(2,497,339)
Class C
Shares sold	2,311,592	3,985,252	$60,389,767	$102,765,440
Reinvestment of distributions	182,523	203,409	4,616,012	4,911,069
Shares redeemed	(1,616,562)	(585,466)	(41,900,226)	(14,978,915)
Net increase (decrease)	877,553	3,603,195	$23,105,553	$92,697,594
Class I
Shares sold	7,784,685	11,292,139	$230,249,704	$325,660,606
Reinvestment of distributions	563,541	653,047	16,089,097	17,642,167
Shares redeemed	(8,094,060)	(3,554,189)	(238,890,988)	(103,521,347)
Net increase (decrease)	254,166	8,390,997	$7,447,813	$239,781,426

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Large Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.11%
Actual		$1,000.00	$954.50	$5.44
Hypothetical-C		$1,000.00	$1,019.50	$5.62
Class T	1.37%
Actual		$1,000.00	$953.10	$6.71
Hypothetical-C		$1,000.00	$1,018.20	$6.93
Class B	1.95%
Actual		$1,000.00	$950.50	$9.53
Hypothetical-C		$1,000.00	$1,015.29	$9.85
Class C	1.87%
Actual		$1,000.00	$950.80	$9.14
Hypothetical-C		$1,000.00	$1,015.69	$9.45
Class I	.85%
Actual		$1,000.00	$956.00	$4.17
Hypothetical-C		$1,000.00	$1,020.81	$4.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/15	12/11/15	$0.231	$0.570
Class A	01/11/16	01/08/16	$0.000	$0.031
Class T	12/14/15	12/11/15	$0.155	$0.570
Class T	01/11/16	01/08/16	$0.000	$0.031
Class B	12/14/15	12/11/15	$0.000	$0.570
Class B	01/11/16	01/08/16	$0.000	$0.031
Class C	12/14/15	12/11/15	$0.042	$0.570
Class C	01/11/16	01/08/16	$0.000	$0.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $31,580,039, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designates 100% of each; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Large Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class of the fund was above the competitive median because of a significant positive performance fee adjustment in 2014. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LC-ANN-0116
1.539156.118

Fidelity Advisor® Value Strategies Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(4.74)%	10.27%	6.19%
Class T (incl. 3.50% sales charge)	(2.67)%	10.58%	6.24%
Class B (incl. contingent deferred sales charge)	(4.75)%	10.44%	6.25%
Class C (incl. contingent deferred sales charge)	(0.67)%	10.75%	6.01%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$18,230	Fidelity Advisor® Value Strategies Fund - Class A
$21,688	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Tom Soviero:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained modestly, beating the -1.00% return of the benchmark Russell Midcap® Value Index. Security selection drove performance versus the benchmark, especially picks in the consumer discretionary, materials and energy sectors. Underweighting energy also helped. Our biggest individual contributor was top holding LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company dependent on natural-gas derivatives. Although Lyondell lost its cost advantage when oil prices plunged early in the period, the quality of its assets and strong free cash flow lifted the stock. Another standout was Cott, which bought a water company, diluting its dependence on carbonated beverages and boosting its earnings-growth prospects. Additionally, the fund’s foreign holdings bolstered performance despite the stronger U.S. dollar. By contrast, stock picks in information technology and health care, as well as a sizable underweighting in financials, detracted. Disappointments included Micron Technology, a semiconductor company hurt by more capacity coming online as industry demand slowed. Lastly, not owning for-profit health insurer and index component Cigna hurt. Lyondell, Cott and Micron were all non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.5	5.3
Bank of America Corp.	4.1	3.6
Apple, Inc.	3.4	4.8
General Motors Co.	3.3	3.0
Citigroup, Inc.	3.0	0.8
Delphi Automotive PLC	3.0	4.1
U.S. Bancorp	2.7	2.4
Cott Corp.	2.6	2.2
Universal Health Services, Inc. Class B	2.4	2.3
Boston Scientific Corp.	2.3	2.1
	33.3

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	23.0
Financials	15.2	12.8
Health Care	14.5	16.3
Materials	10.0	8.6
Information Technology	8.1	13.7

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks	88.9%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Foreign investments - 15.9%

As of May 31, 2015 *
Stocks	97.1%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.5%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 3.3%
Delphi Automotive PLC	474,177	$41,671
Tenneco, Inc. (a)	90,224	4,861
		46,532
Automobiles - 3.3%
General Motors Co.	1,284,836	46,511
Diversified Consumer Services - 1.3%
Service Corp. International	691,750	19,265
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	227,420	12,808
Wyndham Worldwide Corp.	199,867	15,174
		27,982
Household Durables - 4.1%
CalAtlantic Group, Inc.	527,581	22,211
Lennar Corp. Class A (b)	424,700	21,749
PulteGroup, Inc.	744,504	14,503
		58,463
Leisure Products - 3.1%
Hasbro, Inc.	266,797	19,500
Vista Outdoor, Inc. (a)	557,700	24,567
		44,067
Media - 1.1%
Omnicom Group, Inc.	120,112	8,879
Regal Entertainment Group Class A (b)	330,800	6,203
		15,082
Specialty Retail - 1.4%
Asbury Automotive Group, Inc. (a)	111,241	8,354
GameStop Corp. Class A (b)	313,213	10,972
		19,326
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	36,500	3,332

TOTAL CONSUMER DISCRETIONARY		280,560

CONSUMER STAPLES - 5.9%
Beverages - 2.6%
Cott Corp.	3,511,564	36,787
Food & Staples Retailing - 1.6%
CVS Health Corp.	237,100	22,309
Food Products - 0.9%
Calavo Growers, Inc.	232,028	13,128
Household Products - 0.8%
Procter & Gamble Co.	142,100	10,635

TOTAL CONSUMER STAPLES		82,859

ENERGY - 3.3%
Energy Equipment & Services - 0.5%
Halliburton Co.	183,600	7,316
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	117,100	6,329
EP Energy Corp. (a)(b)	274,600	1,554
HollyFrontier Corp.	76,400	3,673
Kinder Morgan, Inc.	170,400	4,016
Valero Energy Corp.	327,300	23,520
		39,092

TOTAL ENERGY		46,408

FINANCIALS - 15.2%
Banks - 13.9%
Bank of America Corp.	3,355,213	58,481
CIT Group, Inc.	157,349	6,760
Citigroup, Inc.	796,323	43,073
JPMorgan Chase & Co.	314,200	20,951
Regions Financial Corp.	778,163	7,891
U.S. Bancorp	862,484	37,854
Wells Fargo & Co.	377,370	20,793
		195,803
Capital Markets - 0.6%
PJT Partners, Inc. (a)	6,685	157
The Blackstone Group LP	267,400	8,351
		8,508
Insurance - 0.7%
AFLAC, Inc.	158,186	10,320

TOTAL FINANCIALS		214,631

HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 5.5%
Alere, Inc. (a)	172,283	7,110
Boston Scientific Corp. (a)	1,785,400	32,637
St. Jude Medical, Inc.	463,300	29,234
Zimmer Biomet Holdings, Inc.	87,600	8,848
		77,829
Health Care Providers & Services - 3.2%
DaVita HealthCare Partners, Inc. (a)	158,496	11,577
Universal Health Services, Inc. Class B	278,914	33,894
		45,471
Life Sciences Tools & Services - 0.8%
PerkinElmer, Inc.	207,500	11,031
Pharmaceuticals - 5.0%
Johnson & Johnson	187,800	19,013
Merck & Co., Inc.	390,800	20,716
Sanofi SA sponsored ADR	720,344	31,854
		71,583

TOTAL HEALTH CARE		205,914

INDUSTRIALS - 7.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	180,022	17,116
Honeywell International, Inc.	139,500	14,501
Orbital ATK, Inc.	278,850	23,956
Textron, Inc.	223,717	9,546
		65,119
Machinery - 1.8%
Deere & Co. (b)	164,900	13,121
Ingersoll-Rand PLC	208,100	12,209
		25,330
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)	557,200	8,837
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	467,200	9,793

TOTAL INDUSTRIALS		109,079

INFORMATION TECHNOLOGY - 8.1%
IT Services - 0.7%
Fidelity National Information Services, Inc.	165,730	10,552
Semiconductors & Semiconductor Equipment - 2.3%
Cypress Semiconductor Corp. (b)	1,507,475	16,311
Micron Technology, Inc. (a)	559,183	8,908
ON Semiconductor Corp. (a)	646,970	7,091
		32,310
Software - 1.7%
Microsoft Corp.	429,324	23,334
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	407,860	48,250

TOTAL INFORMATION TECHNOLOGY		114,446

MATERIALS - 10.0%
Chemicals - 8.8%
Ashland, Inc.	83,100	9,361
Axiall Corp.	284,126	5,921
LyondellBasell Industries NV Class A	965,892	92,551
PPG Industries, Inc.	154,592	16,347
		124,180
Containers & Packaging - 1.2%
WestRock Co.	347,900	17,614

TOTAL MATERIALS		141,794

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc. (a)	558,139	28,370
UTILITIES - 2.4%
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. (a)	567,563	8,389
Dynegy, Inc. (a)	441,400	7,115
		15,504
Multi-Utilities - 1.3%
Sempra Energy	179,639	17,826

TOTAL UTILITIES		33,330

TOTAL COMMON STOCKS
(Cost $794,484)		1,257,391
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Peabody Energy Corp. 6.25% 11/15/21 (Cost $14,230)	15,405	2,426
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.18% (c)	23,178,091	23,178
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	30,384,778	30,385
TOTAL MONEY MARKET FUNDS
(Cost $53,563)		53,563
TOTAL INVESTMENT PORTFOLIO - 92.8%
(Cost $862,277)		1,313,380
NET OTHER ASSETS (LIABILITIES) - 7.2%		101,256
NET ASSETS - 100%		$1,414,636

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$50
Fidelity Securities Lending Cash Central Fund	791
Total	$841

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$280,560	$280,560	$--	$--
Consumer Staples	82,859	82,859	--	--
Energy	46,408	46,408	--	--
Financials	214,631	214,631	--	--
Health Care	205,914	205,914	--	--
Industrials	109,079	109,079	--	--
Information Technology	114,446	114,446	--	--
Materials	141,794	141,794	--	--
Telecommunication Services	28,370	28,370	--	--
Utilities	33,330	33,330	--	--
Corporate Bonds	2,426	--	2,426	--
Money Market Funds	53,563	53,563	--	--
Total Investments in Securities:	$1,313,380	$1,310,954	$2,426	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	6.5%
Bailiwick of Jersey	3.0%
Canada	2.6%
France	2.2%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $29,334) — See accompanying schedule: Unaffiliated issuers (cost $808,714)	$1,259,817
Fidelity Central Funds (cost $53,563)	53,563
Total Investments (cost $862,277)		$1,313,380
Receivable for investments sold		379
Receivable for fund shares sold		131,840
Dividends receivable		2,389
Interest receivable		43
Distributions receivable from Fidelity Central Funds		52
Prepaid expenses		3
Other receivables		13
Total assets		1,448,099
Liabilities
Payable for fund shares redeemed	$2,215
Accrued management fee	358
Distribution and service plan fees payable	211
Other affiliated payables	250
Other payables and accrued expenses	44
Collateral on securities loaned, at value	30,385
Total liabilities		33,463
Net Assets		$1,414,636
Net Assets consist of:
Paid in capital		$1,086,894
Undistributed net investment income		12,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		451,103
Net Assets		$1,414,636
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($215,141 ÷ 5,514.662 shares)		$39.01
Maximum offering price per share (100/94.25 of $39.01)		$41.39
Class T:
Net Asset Value and redemption price per share ($294,097 ÷ 7,279.753 shares)		$40.40
Maximum offering price per share (100/96.50 of $40.40)		$41.87
Class B:
Net Asset Value and offering price per share ($3,911 ÷ 110.061 shares)(a)		$35.53
Class C:
Net Asset Value and offering price per share ($49,140 ÷ 1,399.392 shares)(a)		$35.12
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($715,837 ÷ 16,373.120 shares)		$43.72
Class K:
Net Asset Value, offering price and redemption price per share ($71,635 ÷ 1,637.769 shares)		$43.74
Class I:
Net Asset Value, offering price and redemption price per share ($64,875 ÷ 1,555.559 shares)		$41.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$24,333
Interest		1,276
Income from Fidelity Central Funds		841
Total income		26,450
Expenses
Management fee
Basic fee	$7,974
Performance adjustment	(1,933)
Transfer agent fees	2,877
Distribution and service plan fees	2,725
Accounting and security lending fees	465
Custodian fees and expenses	15
Independent trustees' compensation	6
Registration fees	109
Audit	65
Legal	6
Miscellaneous	11
Total expenses before reductions	12,320
Expense reductions	(77)	12,243
Net investment income (loss)		14,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,277
Foreign currency transactions	14
Total net realized gain (loss)		117,291
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,534)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		(113,531)
Net gain (loss)		3,760
Net increase (decrease) in net assets resulting from operations		$17,967

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,207	$12,033
Net realized gain (loss)	117,291	6,319
Change in net unrealized appreciation (depreciation)	(113,531)	112,825
Net increase (decrease) in net assets resulting from operations	17,967	131,177
Distributions to shareholders from net investment income	(11,929)	(10,331)
Distributions to shareholders from net realized gain	(1,090)	–
Total distributions	(13,019)	(10,331)
Share transactions - net increase (decrease)	(175,423)	(53,813)
Total increase (decrease) in net assets	(170,475)	67,033
Net Assets
Beginning of period	1,585,111	1,518,078
End of period (including undistributed net investment income of $12,741 and undistributed net investment income of $11,706, respectively)	$1,414,636	$1,585,111

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$36.02	$27.62	$22.71	$23.11
Income from Investment Operations
Net investment income (loss)A	.35	.25	.23	–B	.13C
Net realized and unrealized gain (loss)	.06	2.87	8.25	5.03	(.49)
Total from investment operations	.41	3.12	8.48	5.03	(.36)
Distributions from net investment income	(.28)D	(.23)	(.08)	(.12)	(.03)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.31)	(.23)	(.08)	(.12)	(.04)
Net asset value, end of period	$39.01	$38.91	$36.02	$27.62	$22.71
Total ReturnE,F	1.07%	8.74%	30.77%	22.29%	(1.57)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of fee waivers, if any	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of all reductions	.93%	.96%	1.03%	1.21%	1.17%
Net investment income (loss)	.89%	.68%	.73%	- %B	.51%C
Supplemental Data
Net assets, end of period (in millions)	$215	$233	$243	$203	$190
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.28	$37.28	$28.58	$23.48	$23.90
Income from Investment Operations
Net investment income (loss)A	.28	.18	.18	(.05)B	.08C
Net realized and unrealized gain (loss)	.06	2.98	8.54	5.22	(.50)
Total from investment operations	.34	3.16	8.72	5.17	(.42)
Distributions from net investment income	(.19)D	(.16)	(.02)	(.07)	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.22)	(.16)	(.02)	(.07)	–
Net asset value, end of period	$40.40	$40.28	$37.28	$28.58	$23.48
Total ReturnE,F	.86%	8.51%	30.52%	22.08%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.15%	1.17%	1.23%	1.38%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.23%	1.38%	1.35%
Expenses net of all reductions	1.14%	1.17%	1.22%	1.38%	1.35%
Net investment income (loss)	.68%	.47%	.54%	(.17)%B	.33%C
Supplemental Data
Net assets, end of period (in millions)	$294	$324	$335	$283	$274
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.44	$32.86	$25.34	$20.87	$21.37
Income from Investment Operations
Net investment income (loss)A	.02	(.05)	(.02)	(.18)B	(.06)C
Net realized and unrealized gain (loss)	.07	2.63	7.54	4.65	(.44)
Total from investment operations	.09	2.58	7.52	4.47	(.50)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$35.53	$35.44	$32.86	$25.34	$20.87
Total ReturnD,E	.25%	7.85%	29.68%	21.42%	(2.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%	1.78%	1.83%	1.97%	1.93%
Expenses net of fee waivers, if any	1.76%	1.78%	1.83%	1.97%	1.93%
Expenses net of all reductions	1.76%	1.78%	1.82%	1.97%	1.93%
Net investment income (loss)	.06%	(.14)%	(.07)%	(.76)%B	(.25)%C
Supplemental Data
Net assets, end of period (in millions)	$4	$7	$11	$13	$16
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.07	$32.52	$25.06	$20.64	$21.13
Income from Investment Operations
Net investment income (loss)A	.05	(.03)	(.01)	(.17)B	(.05)C
Net realized and unrealized gain (loss)	.07	2.60	7.47	4.59	(.44)
Total from investment operations	.12	2.57	7.46	4.42	(.49)
Distributions from net investment income	(.04)D	(.02)	–	–	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.07)	(.02)	–	–	–
Net asset value, end of period	$35.12	$35.07	$32.52	$25.06	$20.64
Total ReturnE,F	.33%	7.91%	29.77%	21.41%	(2.32)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%	1.72%	1.78%	1.95%	1.92%
Expenses net of fee waivers, if any	1.69%	1.72%	1.78%	1.95%	1.92%
Expenses net of all reductions	1.69%	1.72%	1.77%	1.95%	1.92%
Net investment income (loss)	.13%	(.08)%	(.02)%	(.75)%B	(.24)%C
Supplemental Data
Net assets, end of period (in millions)	$49	$53	$54	$43	$40
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.56	$40.28	$30.89	$25.37	$25.80
Income from Investment Operations
Net investment income (loss)A	.51	.40	.37	.09B	.22C
Net realized and unrealized gain (loss)	.07	3.21	9.20	5.62	(.54)
Total from investment operations	.58	3.61	9.57	5.71	(.32)
Distributions from net investment income	(.39)D	(.33)	(.18)	(.19)	(.10)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.33)	(.18)	(.19)	(.11)
Net asset value, end of period	$43.72	$43.56	$40.28	$30.89	$25.37
Total ReturnE	1.35%	9.05%	31.14%	22.69%	(1.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.69%	.73%	.89%	.88%
Expenses net of fee waivers, if any	.67%	.69%	.73%	.89%	.88%
Expenses net of all reductions	.66%	.69%	.72%	.89%	.88%
Net investment income (loss)	1.16%	.95%	1.03%	.31%B	.80%C
Supplemental Data
Net assets, end of period (in millions)	$716	$786	$681	$396	$284
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividends which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class K

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.57	$40.28	$30.89	$25.38	$25.82
Income from Investment Operations
Net investment income (loss)A	.58	.47	.43	.14B	.28C
Net realized and unrealized gain (loss)	.07	3.20	9.18	5.61	(.55)
Total from investment operations	.65	3.67	9.61	5.75	(.27)
Distributions from net investment income	(.45)D	(.38)	(.22)	(.24)	(.16)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.48)	(.38)	(.22)	(.24)	(.17)
Net asset value, end of period	$43.74	$43.57	$40.28	$30.89	$25.38
Total ReturnE	1.51%	9.21%	31.34%	22.93%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.53%	.58%	.71%	.68%
Expenses net of fee waivers, if any	.51%	.53%	.58%	.71%	.68%
Expenses net of all reductions	.51%	.53%	.57%	.71%	.68%
Net investment income (loss)	1.31%	1.11%	1.18%	.50%B	1.00%C
Supplemental Data
Net assets, end of period (in millions)	$72	$97	$119	$70	$47
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$38.46	$29.51	$24.26	$24.69
Income from Investment Operations
Net investment income (loss)A	.48	.37	.34	.08B	.22C
Net realized and unrealized gain (loss)	.08	3.06	8.79	5.37	(.53)
Total from investment operations	.56	3.43	9.13	5.45	(.31)
Distributions from net investment income	(.39)D	(.32)	(.18)	(.20)	(.11)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.32)	(.18)	(.20)	(.12)
Net asset value, end of period	$41.71	$41.57	$38.46	$29.51	$24.26
Total ReturnE	1.36%	9.01%	31.11%	22.67%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.71%	.76%	.90%	.86%
Expenses net of fee waivers, if any	.68%	.71%	.76%	.90%	.86%
Expenses net of all reductions	.68%	.71%	.75%	.90%	.86%
Net investment income (loss)	1.14%	.93%	1.00%	.31%B	.82%C
Supplemental Data
Net assets, end of period (in millions)	$65	$86	$74	$66	$52
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Class K and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$487,259
Gross unrealized depreciation	(37,739)
Net unrealized appreciation (depreciation) on securities	$449,520
Tax Cost	$863,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,594
Capital loss carryforward	$(133,637)
Net unrealized appreciation (depreciation) on securities and other investments	$449,520

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(133,637)

The Fund intends to elect to defer to its next fiscal year $734 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$13,019	$ 10,331

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $129,951 and $350,153, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$573	$5
Class T	.25%	.25%	1,574	12
Class B	.75%	.25%	56	42
Class C	.75%	.25%	522	24
			$2,725	$83

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21
Class T	8
Class B(a)	2
Class C(a)	2
$33

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$508.22
Class T	583.19
Class B	17.30
Class C	122.23
Fidelity Value Strategies Fund	1,437.21
Class K	37.05
Class I	173.22
	$2,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $791, including $3 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$5
Class T	8
Class B	–(a)
Class C	1
Fidelity Value Strategies Fund	17
Class I	1
$32

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$1,691	$1,567
Class T	1,553	1,415
Class C	56	32
Fidelity Value Strategies Fund	6,934	5,578
Class K	896	1,131
Class I	799	608
Total	$11,929	$10,331
From net realized gain
Class A	$174	$–
Class T	234	–
Class C	44	–
Fidelity Value Strategies Fund	520	–
Class K	58	–
Class I	60	–
Total	$1,090	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	391	546	$15,470	$20,399
Reinvestment of distributions	46	41	1,760	1,447
Shares redeemed	(904)	(1,342)	(35,567)	(50,201)
Net increase (decrease)	(467)	(755)	$(18,337)	$(28,355)
Class T
Shares sold	486	435	$19,926	$16,774
Reinvestment of distributions	41	35	1,646	1,293
Shares redeemed	(1,296)	(1,420)	(52,610)	(54,916)
Net increase (decrease)	(769)	(950)	$(31,038)	$(36,849)
Class B
Shares sold	–	1	$12	$30
Reinvestment of distributions	–	–	–	–
Shares redeemed	(95)	(140)	(3,438)	(4,799)
Net increase (decrease)	(95)	(139)	$(3,426)	$(4,769)
Class C
Shares sold	131	125	$4,724	$4,210
Reinvestment of distributions	3	1	95	29
Shares redeemed	(237)	(282)	(8,407)	(9,502)
Net increase (decrease)	(103)	(156)	$(3,588)	$(5,263)
Fidelity Value Strategies Fund
Shares sold	3,980	7,626	$174,437	$315,612
Reinvestment of distributions	106	127	4,551	4,998
Shares redeemed	(5,750)	(6,627)	(250,149)	(273,372)
Net increase (decrease)	(1,664)	1,126	$(71,161)	$47,238
Class K
Shares sold	390	669	$17,106	$27,831
Reinvestment of distributions	22	29	954	1,131
Shares redeemed	(1,001)	(1,437)	(44,142)	(60,236)
Net increase (decrease)	(589)	(739)	$(26,082)	$(31,274)
Class I
Shares sold	288	522	$12,081	$20,905
Reinvestment of distributions	18	14	748	523
Shares redeemed	(809)	(403)	(34,620)	(15,969)
Net increase (decrease)	(503)	133	$(21,791)	$5,459

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Strategies Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.91%
Actual		$1,000.00	$943.40	$4.43
Hypothetical-C		$1,000.00	$1,020.51	$4.61
Class T	1.12%
Actual		$1,000.00	$942.60	$5.45
Hypothetical-C		$1,000.00	$1,019.45	$5.67
Class B	1.73%
Actual		$1,000.00	$939.70	$8.41
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class C	1.67%
Actual		$1,000.00	$940.00	$8.12
Hypothetical-C		$1,000.00	$1,016.70	$8.44
Fidelity Value Strategies Fund	.65%
Actual		$1,000.00	$944.70	$3.17
Hypothetical-C		$1,000.00	$1,021.81	$3.29
Class K	.49%
Actual		$1,000.00	$945.50	$2.39
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Class I	.66%
Actual		$1,000.00	$944.70	$3.22
Hypothetical-C		$1,000.00	$1,021.76	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class T and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SO-ANN-0116
1.539180.118

Fidelity Advisor® Growth Opportunities Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	5.58%	16.02%	7.87%

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$21,334	Fidelity Advisor® Growth Opportunities Fund - Class I
$22,947	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund's share classes posted gains in the mid-single digits but lagged the 6.12% return of the benchmark Russell 1000® Growth Index. Stock selection in the consumer staples, consumer discretionary and industrials sectors meaningfully detracted versus the benchmark. A large overweighting in Keurig Green Mountain, an innovator in single-serve beverage products, was the fund's biggest relative detractor, as sales and profitability of the company's products were pressured by cheaper knock-offs. I considerably reduced this position but remained overweighted at period end. Other noteworthy detractors included non-index positions in Lumber Liquidators Holdings, which I sold, and Endurance International Group Holdings, a Web-hosting company. Conversely, picks in health care and information technology added significant value. Regeneron Pharmaceuticals, the fund's top relative contributor, and Alkermes are two biotechnology stocks that strongly outperformed. Salesforce.com, a provider of cloud-based marketing and customer relationship management solutions, also was a strong performer this period. I reduced our stake in all three contributors noted but maintained overweightings in each case.

Note to shareholders: Kyle Weaver was named Lead Portfolio Manager of the fund, and Steven Wymer Co-Manager, on July 14, 2015, succeeding Gopal Reddy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	6.6
Alphabet, Inc. Class A	3.0	2.3
Alphabet, Inc. Class C	3.0	2.2
Facebook, Inc. Class A	2.4	2.1
Amazon.com, Inc.	2.2	1.6
American Tower Corp.	2.1	0.0
Visa, Inc. Class A	2.0	1.8
Salesforce.com, Inc.	1.8	4.5
Cognizant Technology Solutions Corp. Class A	1.7	0.2
Endurance International Group Holdings, Inc.	1.5	0.0
	26.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.6	36.0
Health Care	18.4	23.5
Consumer Discretionary	17.0	16.0
Industrials	8.3	6.8
Consumer Staples	6.1	8.4

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	99.2%
Convertible Securities	0.8%

 * Foreign investments - 10.6%

As of May 31, 2015*
Stocks	98.8%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 6.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	286,400	$15,431
Automobiles - 0.6%
Tesla Motors, Inc. (a)(b)	95,700	22,036
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	100,900	3,782
Hotels, Restaurants & Leisure - 2.8%
Buffalo Wild Wings, Inc. (a)	66,200	10,608
Chipotle Mexican Grill, Inc. (a)	51,500	29,847
Domino's Pizza, Inc.	47,000	5,051
Dunkin' Brands Group, Inc. (b)	165,200	7,008
Las Vegas Sands Corp.	277,692	12,235
Starbucks Corp.	421,800	25,894
Starwood Hotels & Resorts Worldwide, Inc.	54,100	3,887
		94,530
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (a)	115,600	76,851
Netflix, Inc. (a)	137,500	16,958
Priceline Group, Inc. (a)	14,400	17,983
Travelport Worldwide Ltd. (b)	1,174,200	15,629
		127,421
Media - 4.9%
AMC Networks, Inc. Class A (a)	109,300	8,887
Charter Communications, Inc. Class A (a)(b)	270,200	50,625
Comcast Corp. Class A	668,900	40,709
Liberty Global PLC Class A (a)	403,700	17,121
Lions Gate Entertainment Corp. (b)	217,800	7,392
The Walt Disney Co.	355,300	40,316
Twenty-First Century Fox, Inc. Class A	10,500	310
Zee Entertainment Enterprises Ltd.	679,770	4,174
		169,534
Multiline Retail - 0.2%
Dollar General Corp.	96,600	6,319
Specialty Retail - 1.4%
CarMax, Inc. (a)	231,000	13,236
Home Depot, Inc.	108,300	14,499
TJX Companies, Inc.	270,200	19,076
		46,811
Textiles, Apparel & Luxury Goods - 2.8%
lululemon athletica, Inc. (a)	516,216	24,685
Michael Kors Holdings Ltd. (a)	88,400	3,803
NIKE, Inc. Class B	273,300	36,152
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	458,898	13,859
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	123,600	10,657
VF Corp.	133,400	8,631
		97,787

TOTAL CONSUMER DISCRETIONARY		583,651

CONSUMER STAPLES - 5.9%
Beverages - 1.7%
Monster Beverage Corp.	126,600	19,574
PepsiCo, Inc.	136,900	13,712
The Coca-Cola Co.	555,200	23,663
		56,949
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	227,500	36,723
CVS Health Corp.	332,800	31,313
Walgreens Boots Alliance, Inc.	188,200	15,814
Whole Foods Market, Inc.	109,400	3,189
		87,039
Food Products - 0.6%
Keurig Green Mountain, Inc.	168,200	8,814
Mead Johnson Nutrition Co. Class A	83,700	6,745
Mondelez International, Inc.	110,100	4,807
		20,366
Household Products - 0.6%
Procter & Gamble Co.	182,900	13,688
Svenska Cellulosa AB (SCA) (B Shares)	238,500	6,864
		20,552
Personal Products - 0.2%
Herbalife Ltd. (a)	122,400	7,066
Tobacco - 0.3%
Altria Group, Inc.	179,200	10,322

TOTAL CONSUMER STAPLES		202,294

ENERGY - 1.2%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	109,400	6,904
Oceaneering International, Inc.	201,500	8,814
		15,718
Oil, Gas & Consumable Fuels - 0.7%
Cabot Oil & Gas Corp.	798,900	15,043
Golar LNG Ltd.	28,700	785
PDC Energy, Inc. (a)	136,800	7,728
		23,556

TOTAL ENERGY		39,274

FINANCIALS - 5.3%
Banks - 1.5%
HDFC Bank Ltd. sponsored ADR	246,900	14,350
JPMorgan Chase & Co.	531,800	35,460
		49,810
Capital Markets - 1.2%
BlackRock, Inc. Class A	74,200	26,988
Charles Schwab Corp.	452,200	15,244
Goldman Sachs Group, Inc.	41	8
		42,240
Consumer Finance - 0.4%
American Express Co.	55,900	4,005
Discover Financial Services	185,233	10,514
		14,519
Diversified Financial Services - 0.1%
MSCI, Inc. Class A	49,900	3,499
Real Estate Investment Trusts - 2.1%
American Tower Corp.	726,600	72,210

TOTAL FINANCIALS		182,278

HEALTH CARE - 18.4%
Biotechnology - 12.8%
AbbVie, Inc.	573,600	33,355
ACADIA Pharmaceuticals, Inc. (a)	194,600	7,385
Aduro Biotech, Inc. (b)	78,600	2,436
Agios Pharmaceuticals, Inc. (a)	75,400	4,870
Alexion Pharmaceuticals, Inc. (a)	129,400	23,090
Alkermes PLC (a)	513,400	37,663
Alnylam Pharmaceuticals, Inc. (a)	229,500	23,882
Amgen, Inc.	214,300	34,524
Amicus Therapeutics, Inc. (a)	641,000	6,878
Asterias Biotherapeutics, Inc. (a)(b)	50,950	245
aTyr Pharma, Inc. (c)	124,876	1,063
Avalanche Biotechnologies, Inc. (a)	31,748	333
Baxalta, Inc.	37,600	1,293
Biogen, Inc. (a)	71,400	20,482
BioMarin Pharmaceutical, Inc. (a)	169,500	16,165
BioTime, Inc. warrants 10/1/18 (a)	62,345	52
bluebird bio, Inc. (a)	107,000	9,496
Celgene Corp. (a)	97,670	10,690
Celldex Therapeutics, Inc. (a)	165,600	2,982
Edge Therapeutics, Inc. (a)	173,400	2,407
Esperion Therapeutics, Inc. (a)	77,500	2,202
Gilead Sciences, Inc.	353,400	37,446
Insmed, Inc. (a)	375,379	6,122
Intercept Pharmaceuticals, Inc. (a)	10,235	1,807
Isis Pharmaceuticals, Inc. (a)(b)	703,053	42,914
Lexicon Pharmaceuticals, Inc. (a)	114,596	1,577
Merrimack Pharmaceuticals, Inc. (a)	437,800	4,120
Novavax, Inc. (a)	887,700	7,599
Ophthotech Corp. (a)	151,000	9,599
Prothena Corp. PLC (a)	123,802	8,733
Regeneron Pharmaceuticals, Inc. (a)	88,700	48,297
Regulus Therapeutics, Inc. (a)	318,000	3,202
Rigel Pharmaceuticals, Inc. (a)	667,248	2,189
Seattle Genetics, Inc. (a)(b)	152,367	6,396
Seres Therapeutics, Inc.	21,900	785
Spark Therapeutics, Inc. (b)	3,500	202
Transition Therapeutics, Inc. (a)(b)	761,897	1,432
Vertex Pharmaceuticals, Inc. (a)	99,390	12,857
XOMA Corp. (a)(b)	1,084,759	1,443
		438,213
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	476,700	8,714
Penumbra, Inc. (a)	4,200	211
Stryker Corp.	37,000	3,569
		12,494
Health Care Providers & Services - 2.0%
Express Scripts Holding Co. (a)	109,767	9,383
McKesson Corp.	251,900	47,697
UnitedHealth Group, Inc.	97,100	10,944
		68,024
Health Care Technology - 0.4%
athenahealth, Inc. (a)(b)	89,700	15,047
Castlight Health, Inc. Class B (a)	116,700	467
		15,514
Pharmaceuticals - 2.8%
AcelRx Pharmaceuticals, Inc. (a)	714,917	4,089
Allergan PLC (a)	58,490	18,359
Bristol-Myers Squibb Co.	269,000	18,026
Endo Health Solutions, Inc. (a)	276,800	17,018
Intra-Cellular Therapies, Inc. (a)	36,700	1,957
Mylan N.V.	66,000	3,386
Teva Pharmaceutical Industries Ltd. sponsored ADR	560,500	35,272
		98,107

TOTAL HEALTH CARE		632,352

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	114,400	11,892
The Boeing Co.	137,100	19,941
		31,833
Air Freight & Logistics - 0.4%
FedEx Corp.	33,900	5,375
United Parcel Service, Inc. Class B	82,500	8,498
		13,873
Airlines - 2.5%
American Airlines Group, Inc.	180,400	7,443
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	1,097,300	1,935
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	105,300	1,863
Delta Air Lines, Inc.	354,300	16,461
JetBlue Airways Corp. (a)	66,000	1,633
Southwest Airlines Co.	829,400	38,053
Spirit Airlines, Inc. (a)	292,900	10,770
United Continental Holdings, Inc. (a)	86,100	4,798
WestJet Airlines Ltd.	199,300	3,170
		86,126
Building Products - 0.0%
Caesarstone Sdot-Yam Ltd.	36,100	1,476
Electrical Equipment - 1.2%
Acuity Brands, Inc.	32,800	7,573
SolarCity Corp. (a)(b)	1,101,700	31,685
Sunrun, Inc. (a)(b)	241,300	1,605
		40,863
Industrial Conglomerates - 0.9%
3M Co.	62,200	9,739
Danaher Corp.	230,700	22,237
		31,976
Professional Services - 0.7%
TriNet Group, Inc. (a)	938,300	18,531
Verisk Analytics, Inc. (a)	47,700	3,575
		22,106
Road & Rail - 1.4%
Genesee & Wyoming, Inc. Class A (a)	123,700	8,569
Hertz Global Holdings, Inc. (a)	135,400	2,147
J.B. Hunt Transport Services, Inc.	212,200	16,603
TransForce, Inc.	295,200	5,626
Union Pacific Corp.	163,200	13,701
		46,646
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	345,700	10,934

TOTAL INDUSTRIALS		285,833

INFORMATION TECHNOLOGY - 38.2%
Communications Equipment - 0.6%
Infinera Corp. (a)	423,581	9,539
QUALCOMM, Inc.	201,165	9,815
		19,354
Electronic Equipment & Components - 0.0%
CDW Corp.	38,400	1,658
Internet Software & Services - 13.1%
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	402,300	33,825
Alphabet, Inc.:
Class A (a)	133,665	101,966
Class C	137,175	101,866
Demandware, Inc. (a)(b)	150,000	7,673
Endurance International Group Holdings, Inc. (a)(b)	3,676,340	51,358
Facebook, Inc. Class A (a)	804,841	83,897
GoDaddy, Inc. (a)(b)	1,429,000	44,399
LinkedIn Corp. Class A (a)	9,400	2,285
Rackspace Hosting, Inc. (a)	176,202	5,043
Wix.com Ltd. (a)	705,135	17,523
		449,835
IT Services - 8.8%
Alliance Data Systems Corp. (a)	113,600	32,586
Booz Allen Hamilton Holding Corp. Class A	231,200	7,040
Cognizant Technology Solutions Corp. Class A (a)	885,892	57,211
EPAM Systems, Inc. (a)	451,300	35,531
Fidelity National Information Services, Inc.	23,771	1,513
Gartner, Inc. Class A (a)	79,900	7,455
MasterCard, Inc. Class A	459,200	44,965
PayPal Holdings, Inc. (a)	235,600	8,307
Sabre Corp.	1,108,600	32,438
Square, Inc.	129,100	1,554
Visa, Inc. Class A	885,300	69,948
WEX, Inc. (a)	28,500	2,687
		301,235
Semiconductors & Semiconductor Equipment - 3.4%
Avago Technologies Ltd.	171,700	22,398
Broadcom Corp. Class A	322,500	17,618
Cypress Semiconductor Corp. (b)	763,766	8,264
Micron Technology, Inc. (a)	126,600	2,017
NVIDIA Corp.	361,030	11,452
NXP Semiconductors NV (a)	257,500	24,066
Qorvo, Inc. (a)	440,800	25,597
SolarEdge Technologies, Inc. (b)	217,900	4,277
SunEdison, Inc. (a)(b)	245,000	782
		116,471
Software - 4.7%
Adobe Systems, Inc. (a)	119,300	10,911
Electronic Arts, Inc.(a)	121,400	8,230
Fortinet, Inc. (a)	47,600	1,715
Interactive Intelligence Group, Inc. (a)	189,200	6,520
Microsoft Corp.	935,900	50,866
Oracle Corp.	90,600	3,531
Red Hat, Inc. (a)	43,830	3,568
Salesforce.com, Inc. (a)	765,700	61,019
ServiceNow, Inc. (a)	126,200	10,981
Workday, Inc. Class A (a)	65,200	5,458
		162,799
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	2,017,706	238,689
Electronics for Imaging, Inc. (a)	352,400	17,296
Nimble Storage, Inc. (a)(b)	477,400	4,998
Pure Storage, Inc. Class A (a)	31,100	402
		261,385

TOTAL INFORMATION TECHNOLOGY		1,312,737

MATERIALS - 3.5%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	123,700	8,330
Ecolab, Inc.	29,300	3,491
LyondellBasell Industries NV Class A	535,800	51,340
PPG Industries, Inc.	262,900	27,799
The Chemours Co. LLC	19,160	120
The Dow Chemical Co.	235,700	12,287
		103,367
Containers & Packaging - 0.5%
Sealed Air Corp.	334,700	15,182

TOTAL MATERIALS		118,549

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	147,300	6,695
Wireless Telecommunication Services - 1.2%
SBA Communications Corp. Class A (a)	117,500	12,356
T-Mobile U.S., Inc. (a)	840,500	29,838
		42,194

TOTAL TELECOMMUNICATION SERVICES		48,889

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Terraform Power, Inc. (b)	145,700	1,005
TOTAL COMMON STOCKS
(Cost $2,296,893)		3,406,862

Convertible Preferred Stocks - 0.8%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (d)	217,605	2,900
Tobacco - 0.1%
PAX Labs, Inc. Series C (d)	1,069,313	4,128

TOTAL CONSUMER STAPLES		7,028

FINANCIALS - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. Series G (d)	1,081,736	4,067
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	221,104	8,765
Software - 0.2%
Cloudera, Inc. Series F (a)(d)	41,786	1,372
MongoDB, Inc. Series F, 8.00% (a)(d)	515,124	4,008
		5,380

TOTAL INFORMATION TECHNOLOGY		14,145

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $23,237)		25,240

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.18% (e)	10,486,486	10,486
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	182,358,373	182,358
TOTAL MONEY MARKET FUNDS
(Cost $192,844)		192,844
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $2,512,974)		3,624,946
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(190,651)
NET ASSETS - 100%		$3,434,295

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,063,000 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,240,000 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Blue Apron, Inc. Series D	5/18/15	$2,900
Cloudera, Inc. Series F	2/5/14	$608
MongoDB, Inc. Series F, 8.00%	10/2/13	$8,615
PAX Labs, Inc. Series C	5/22/15	$4,117
Redfin Corp. Series G	12/16/14	$3,567
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,430

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$35
Fidelity Securities Lending Cash Central Fund	882
Total	$917

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$583,651	$583,651	$--	$--
Consumer Staples	209,322	195,430	6,864	7,028
Energy	39,274	39,274	--	--
Financials	186,345	182,278	--	4,067
Health Care	632,352	632,352	--	--
Industrials	285,833	285,833	--	--
Information Technology	1,326,882	1,312,737	--	14,145
Materials	118,549	118,549	--	--
Telecommunication Services	48,889	48,889	--	--
Utilities	1,005	1,005	--	--
Money Market Funds	192,844	192,844	--	--
Total Investments in Securities:	$3,624,946	$3,592,842	$6,864	$25,240

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Ireland	2.4%
Netherlands	2.3%
Israel	1.5%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $177,242) — See accompanying schedule: Unaffiliated issuers (cost $2,320,130)	$3,432,102
Fidelity Central Funds (cost $192,844)	192,844
Total Investments (cost $2,512,974)		$3,624,946
Receivable for investments sold		8,550
Receivable for fund shares sold		1,885
Dividends receivable		2,505
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		8
Other receivables		147
Total assets		3,638,175
Liabilities
Payable for investments purchased	$8,383
Payable for fund shares redeemed	9,798
Accrued management fee	1,591
Distribution and service plan fees payable	950
Other affiliated payables	607
Other payables and accrued expenses	193
Collateral on securities loaned, at value	182,358
Total liabilities		203,880
Net Assets		$3,434,295
Net Assets consist of:
Paid in capital		$1,961,636
Accumulated net investment loss		(4,687)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		365,375
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,111,971
Net Assets		$3,434,295
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($664,134 ÷ 9,931.66 shares)		$66.87
Maximum offering price per share (100/94.25 of $66.87)		$70.95
Class T:
Net Asset Value and redemption price per share ($1,461,197 ÷ 21,890.00 shares)		$66.75
Maximum offering price per share (100/96.50 of $66.75)		$69.17
Class B:
Net Asset Value and offering price per share ($5,831 ÷ 95.67 shares)(a)		$60.95
Class C:
Net Asset Value and offering price per share ($237,894 ÷ 3,873.23 shares)(a)		$61.42
Class I:
Net Asset Value, offering price and redemption price per share ($1,060,642 ÷ 15,142.22 shares)		$70.05
Class Z:
Net Asset Value, offering price and redemption price per share ($4,597 ÷ 65.42 shares)		$70.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$32,275
Income from Fidelity Central Funds		917
Total income		33,192
Expenses
Management fee
Basic fee	$19,666
Performance adjustment	317
Transfer agent fees	6,720
Distribution and service plan fees	11,405
Accounting and security lending fees	1,039
Custodian fees and expenses	53
Independent trustees' compensation	16
Registration fees	144
Audit	65
Legal	15
Interest	13
Miscellaneous	26
Total expenses before reductions	39,479
Expense reductions	(172)	39,307
Net investment income (loss)		(6,115)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	500,027
Foreign currency transactions	1
Total net realized gain (loss)		500,028
Change in net unrealized appreciation (depreciation) on: Investment securities	(309,232)
Total change in net unrealized appreciation (depreciation)		(309,232)
Net gain (loss)		190,796
Net increase (decrease) in net assets resulting from operations		$184,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,115)	$(7,776)
Net realized gain (loss)	500,028	148,379
Change in net unrealized appreciation (depreciation)	(309,232)	368,352
Net increase (decrease) in net assets resulting from operations	184,681	508,955
Share transactions - net increase (decrease)	(483,133)	(40,304)
Total increase (decrease) in net assets	(298,452)	468,651
Net Assets
Beginning of period	3,732,747	3,264,096
End of period (including accumulated net investment loss of $4,687 and accumulated net investment loss of $3,051, respectively)	$3,434,295	$3,732,747

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.52	$54.89	$41.34	$35.39	$32.30
Income from Investment Operations
Net investment income (loss)A	(.08)	(.11)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss)	3.43	8.74	13.65	6.06	3.17
Total from investment operations	3.35	8.63	13.55	5.95	3.09
Net asset value, end of period	$66.87	$63.52	$54.89	$41.34	$35.39
Total ReturnB,C	5.27%	15.72%	32.78%	16.81%	9.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.08%	1.23%	1.30%	1.08%
Expenses net of fee waivers, if any	1.05%	1.08%	1.23%	1.29%	1.08%
Expenses net of all reductions	1.05%	1.08%	1.23%	1.29%	1.07%
Net investment income (loss)	(.12)%	(.18)%	(.20)%	(.29)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$664	$648	$555	$359	$267
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.55	$55.04	$41.54	$35.62	$32.58
Income from Investment Operations
Net investment income (loss)A	(.23)	(.24)	(.19)	(.19)	(.15)
Net realized and unrealized gain (loss)	3.43	8.75	13.69	6.11	3.19
Total from investment operations	3.20	8.51	13.50	5.92	3.04
Net asset value, end of period	$66.75	$63.55	$55.04	$41.54	$35.62
Total ReturnB,C	5.04%	15.46%	32.50%	16.62%	9.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of fee waivers, if any	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of all reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Net investment income (loss)	(.35)%	(.40)%	(.40)%	(.48)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$1,461	$1,504	$1,426	$1,187	$1,102
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.39	$50.87	$38.62	$33.31	$30.64
Income from Investment Operations
Net investment income (loss)A	(.58)	(.55)	(.44)	(.39)	(.33)
Net realized and unrealized gain (loss)	3.14	8.07	12.69	5.70	3.00
Total from investment operations	2.56	7.52	12.25	5.31	2.67
Net asset value, end of period	$60.95	$58.39	$50.87	$38.62	$33.31
Total ReturnB,C	4.38%	14.78%	31.72%	15.94%	8.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.90%	1.92%	2.03%	2.07%	1.83%
Expenses net of fee waivers, if any	1.90%	1.92%	2.03%	2.05%	1.83%
Expenses net of all reductions	1.90%	1.92%	2.03%	2.05%	1.83%
Net investment income (loss)	(.97)%	(1.02)%	(1.00)%	(1.05)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$6	$9	$12	$13	$14
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.78	$51.17	$38.83	$33.48	$30.79
Income from Investment Operations
Net investment income (loss)A	(.52)	(.50)	(.42)	(.38)	(.33)
Net realized and unrealized gain (loss)	3.16	8.11	12.76	5.73	3.02
Total from investment operations	2.64	7.61	12.34	5.35	2.69
Net asset value, end of period	$61.42	$58.78	$51.17	$38.83	$33.48
Total ReturnB,C	4.49%	14.87%	31.78%	15.98%	8.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.83%	1.96%	2.04%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.96%	2.03%	1.82%
Expenses net of all reductions	1.80%	1.83%	1.96%	2.02%	1.82%
Net investment income (loss)	(.87)%	(.93)%	(.93)%	(1.02)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$238	$212	$159	$71	$47
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$66.35	$57.18	$42.94	$36.63	$33.33
Income from Investment Operations
Net investment income (loss)A	.11	.05	.05	.01	.05
Net realized and unrealized gain (loss)	3.59	9.12	14.19	6.30	3.25
Total from investment operations	3.70	9.17	14.24	6.31	3.30
Net asset value, end of period	$70.05	$66.35	$57.18	$42.94	$36.63
Total ReturnB	5.58%	16.04%	33.16%	17.23%	9.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.77%	.81%	.93%	.97%	.72%
Expenses net of fee waivers, if any	.77%	.81%	.93%	.97%	.72%
Expenses net of all reductions	.77%	.81%	.93%	.97%	.72%
Net investment income (loss)	.16%	.09%	.09%	.04%	.13%
Supplemental Data
Net assets, end of period (in millions)	$1,061	$1,357	$1,112	$475	$215
Portfolio turnover rateE	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$66.48	$57.20	$53.30
Income from Investment Operations
Net investment income (loss)B	.20	.14	.02
Net realized and unrealized gain (loss)	3.59	9.14	3.88
Total from investment operations	3.79	9.28	3.90
Net asset value, end of period	$70.27	$66.48	$57.20
Total ReturnC,D	5.70%	16.22%	7.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.67%	.78%G
Expenses net of fee waivers, if any	.64%	.67%	.78%G
Expenses net of all reductions	.64%	.67%	.78%G
Net investment income (loss)	.29%	.24%	.14%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,597	$2,955	$107
Portfolio turnover rateH	51%	13%	17%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the each Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,210,982
Gross unrealized depreciation	(105,168)
Net unrealized appreciation (depreciation) on securities	$1,105,814
Tax Cost	$2,519,132

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$371,533
Net unrealized appreciation (depreciation) on securities and other investments	$1,105,813

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,801,736 and $2,284,611, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,638	$28
Class T	.25%	.25%	7,406	18
Class B	.75%	.25%	71	53
Class C	.75%	.25%	2,290	401
			$11,405	$500

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$145
Class T	44
Class B(a)	2
Class C(a)	19
$210

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,357.21
Class T	2,743.19
Class B	21.30
Class C	466.20
Class I	2,132.18
Class Z	1.05
	$6,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$43,534.35%		$13

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,403. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $882, including $26 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14 and a portion of class-level operating expenses as follows:

Amount
Class A	$13
Class T	32
Class B	-*
Class C	4
Class I	25
$74

* In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,042	3,210	$132,799	$185,879
Shares redeemed	(2,310)	(3,125)	(150,069)	(181,042)
Net increase (decrease)	(268)	85	$(17,270)	$4,837
Class T
Shares sold	2,048	2,463	$132,934	$142,596
Shares redeemed	(3,816)	(4,710)	(247,857)	(273,249)
Net increase (decrease)	(1,768)	(2,247)	$(114,923)	$(130,653)
Class B
Shares sold	8	9	$496	$456
Shares redeemed	(60)	(101)	(3,572)	(5,359)
Net increase (decrease)	(52)	(92)	$(3,076)	$(4,903)
Class C
Shares sold	976	1,386	$58,121	$74,498
Shares redeemed	(715)	(882)	(42,885)	(47,157)
Net increase (decrease)	261	504	$15,236	$27,341
Class I
Shares sold	3,352	6,174	$227,344	$372,705
Shares redeemed	(8,670)	(5,157)	(591,814)	(312,379)
Net increase (decrease)	(5,318)	1,017	$(364,470)	$60,326
Class Z
Shares sold	30	43	$1,991	$2,754
Shares redeemed	(9)	-*	(621)	(6)
Net increase (decrease)	21	43	$1,370	$2,748

* In the amount of less than 500 shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Growth Opportunities Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,000.90	$5.22
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$999.70	$6.37
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.89%
Actual		$1,000.00	$996.70	$9.46
Hypothetical-C		$1,000.00	$1,015.59	$9.55
Class C	1.79%
Actual		$1,000.00	$997.20	$8.96
Hypothetical-C		$1,000.00	$1,016.09	$9.05
Class I	.76%
Actual		$1,000.00	$1,002.30	$3.81
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.64%
Actual		$1,000.00	$1,002.90	$3.21
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class I	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $404,021,582, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2012 and March 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2010 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GOI-ANN-0116
1.539096.118

Fidelity Advisor® Equity Income Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(3.37)%	11.69%	5.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$16,427	Fidelity Advisor® Equity Income Fund - Class I
$18,627	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Morrow:  For the year, fund’s share classes (excluding sales charges, if applicable) struggled to low-single-digit declines, significantly trailing the -1.01% return of the benchmark Russell 3000® Value Index. The fund was hurt most by poor stock picking in the energy and materials sectors, especially master limited partnership Williams Partners and its majority-owner, energy transportation company Williams Companies. Both of these non-benchmark entities were hard hit by upheaval in the energy business. CONSOL Energy, a producer of coal and natural gas, also detracted. Despite the multiple challenges we saw in energy, the fund benefited from largely avoiding Exxon Mobil and not owning ConocoPhillips, two integrated energy firms whose risk/reward trade-off struck me as less attractive than others. In contrast, JPMorgan Chase, among the fund’s largest holdings and a notable overweighting, contributed meaningfully. I saw JPMorgan as a relatively inexpensive stock in an increasingly expensive market. The fund also was helped by a position in Chubb, a provider of property and casualty insurance. During the period, insurance company ACE Limited agreed to acquire Chubb for a significant premium. Although I did not anticipate this event, I’m not surprised that a buyer emerged for a company I, too, found to be a very well-priced company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.4	4.3
General Electric Co.(a)	3.9	3.8
Chevron Corp.	3.7	2.8
JPMorgan Chase & Co.	3.3	4.5
Procter & Gamble Co.	3.1	2.4
United Parcel Service, Inc. Class B(a)	2.5	2.1
AT&T, Inc.	2.0	1.3
Cisco Systems, Inc.	1.9	2.0
MetLife, Inc.	1.8	1.5
Verizon Communications, Inc.	1.8	1.7
	29.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	27.4
Industrials	11.8	11.8
Information Technology	11.6	12.5
Health Care	10.4	9.9
Energy	9.8	10.2

Asset Allocation (% of fund's net assets)

As of November 30, 2015*,**
Stocks	94.7%
Bonds	0.1%
Convertible Securities	0.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Foreign investments - 9.1%

 ** Written options - (0.1)%

As of May 31, 2015*,**
Stocks	93.8%
Bonds	0.2%
Convertible Securities	1.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Written options - 0.0%

 ** Foreign investments - 10.4%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 94.5%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.7%
Automobiles - 1.1%
General Motors Co.		620,600	$22,466
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC		13,500	235
Dunkin' Brands Group, Inc. (a)		119,400	5,065
McDonald's Corp. (b)		131,417	15,003
Whitbread PLC		15,604	1,069
Yum! Brands, Inc. (b)		90,721	6,578
			27,950
Household Durables - 0.6%
M.D.C. Holdings, Inc.		185,600	4,868
Tupperware Brands Corp.		149,800	8,504
			13,372
Leisure Products - 0.9%
Mattel, Inc. (a)		422,600	10,506
New Academy Holding Co. LLC unit (c)(d)(e)		52,800	7,983
			18,489
Media - 1.6%
Comcast Corp. Class A		487,374	29,662
Time Warner, Inc.		60,800	4,255
			33,917
Multiline Retail - 1.6%
Kohl's Corp.		97,648	4,602
Macy's, Inc.		185,100	7,234
Target Corp.		316,955	22,979
			34,815
Specialty Retail - 0.6%
Foot Locker, Inc.		97,100	6,312
GNC Holdings, Inc.		167,000	4,978
Stage Stores, Inc. (a)		284,361	2,201
			13,491

TOTAL CONSUMER DISCRETIONARY			164,500

CONSUMER STAPLES - 8.8%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR		53,000	6,808
Molson Coors Brewing Co. Class B (b)		93,505	8,605
The Coca-Cola Co.		480,200	20,466
			35,879
Food & Staples Retailing - 2.7%
CVS Health Corp.		324,000	30,485
Tesco PLC		677,700	1,705
Wal-Mart Stores, Inc.		251,850	14,819
Walgreens Boots Alliance, Inc.		98,744	8,297
Whole Foods Market, Inc.		91,200	2,658
			57,964
Food Products - 1.1%
B&G Foods, Inc. Class A		136,354	5,151
Sanderson Farms, Inc. (a)		35,200	2,633
The Hershey Co. (b)		196,900	16,994
			24,778
Household Products - 3.1%
Procter & Gamble Co.		888,617	66,504
Personal Products - 0.2%
Avon Products, Inc. (a)		1,151,900	3,974

TOTAL CONSUMER STAPLES			189,099

ENERGY - 9.6%
Energy Equipment & Services - 0.4%
Ensco PLC Class A		243,224	4,164
National Oilwell Varco, Inc.		73,949	2,761
Oceaneering International, Inc.		63,100	2,760
			9,685
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.		100,545	6,023
Apache Corp.		258,227	12,700
Avance Gas Holding Ltd. (a)		179,455	2,437
BW LPG Ltd.		350,634	3,026
Cameco Corp.		123,900	1,514
Chevron Corp.		875,869	79,984
CONSOL Energy, Inc. (a)		320,375	2,525
Foresight Energy LP (a)		257,600	1,108
Golar LNG Ltd.		68,300	1,868
Imperial Oil Ltd.		48,000	1,559
Kinder Morgan, Inc.		359,300	8,469
Legacy Reserves LP		505,299	1,577
Markwest Energy Partners LP		235,991	11,328
Noble Energy, Inc.		138,200	5,068
Suncor Energy, Inc.		795,700	21,986
The Williams Companies, Inc.		555,950	20,326
Williams Partners LP		547,815	15,021
			196,519

TOTAL ENERGY			206,204

FINANCIALS - 24.6%
Banks - 11.4%
Bank of America Corp.		1,549,400	27,006
BB&T Corp.		26,700	1,031
Comerica, Inc.		232,180	10,762
First Niagara Financial Group, Inc.		724,200	7,807
FirstMerit Corp.		348,340	7,047
JPMorgan Chase & Co.		1,055,557	70,385
KeyCorp		533,000	6,988
Lloyds Banking Group PLC		1,703,700	1,871
M&T Bank Corp.		245,517	30,771
Regions Financial Corp.		1,332,300	13,510
Standard Chartered PLC:
rights 12/10/15 (d)		116,110	159
(United Kingdom)		406,386	3,410
SunTrust Banks, Inc.		373,100	16,200
U.S. Bancorp		452,700	19,869
Wells Fargo & Co. (b)		486,550	26,809
			243,625
Capital Markets - 5.5%
Apollo Global Management LLC Class A		35,500	580
Apollo Investment Corp. (a)		790,757	5,021
Ares Capital Corp.		375,042	5,933
Ares Management LP		170,880	2,404
KKR & Co. LP		1,844,596	31,192
Morgan Stanley		231,342	7,935
PJT Partners, Inc. (d)		27,955	655
State Street Corp.		356,899	25,904
The Blackstone Group LP		1,141,703	35,655
TPG Specialty Lending, Inc.		143,100	2,463
			117,742
Consumer Finance - 0.4%
Synchrony Financial (d)		251,257	7,998
Insurance - 4.8%
ACE Ltd.		105,911	12,164
MetLife, Inc.		769,857	39,332
Prudential Financial, Inc.		169,198	14,644
The Chubb Corp.		213,667	27,890
The Travelers Companies, Inc.		81,649	9,355
			103,385
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.		213,080	3,825
American Tower Corp.		11,800	1,173
Annaly Capital Management, Inc.		402,294	3,854
Care Capital Properties, Inc.		15,273	483
Coresite Realty Corp.		31,220	1,829
Cousins Properties, Inc.		356,400	3,503
Crown Castle International Corp.		77,900	6,692
Duke Realty LP		294,600	5,995
First Potomac Realty Trust		452,777	5,261
Piedmont Office Realty Trust, Inc. Class A		249,935	4,871
Public Storage		10,600	2,545
Retail Properties America, Inc.		165,897	2,538
Sabra Health Care REIT, Inc.		70,700	1,462
Two Harbors Investment Corp.		301,541	2,563
Ventas, Inc.		61,094	3,259
			49,853
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.		239,290	3,410

TOTAL FINANCIALS			526,013

HEALTH CARE - 10.3%
Biotechnology - 1.0%
AbbVie, Inc.		119,100	6,926
Amgen, Inc.		57,949	9,336
Gilead Sciences, Inc.		50,400	5,340
			21,602
Health Care Equipment & Supplies - 1.7%
DENTSPLY International, Inc.		81,300	4,932
Medtronic PLC (b)		369,982	27,874
St. Jude Medical, Inc.		66,462	4,194
			37,000
Health Care Providers & Services - 0.0%
Anthem, Inc.		44	6
Pharmaceuticals - 7.6%
GlaxoSmithKline PLC		914,000	18,575
Johnson & Johnson		1,137,318	115,136
Merck & Co., Inc.		100,700	5,338
Pfizer, Inc.		240,513	7,882
Sanofi SA		73,234	6,509
Teva Pharmaceutical Industries Ltd. sponsored ADR		135,700	8,540
			161,980

TOTAL HEALTH CARE			220,588

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.8%
General Dynamics Corp.		52,200	7,645
Raytheon Co.		71,000	8,806
The Boeing Co. (b)		124,200	18,065
United Technologies Corp.		262,907	25,252
			59,768
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.		80,979	5,460
PostNL NV (d)		1,871,900	6,256
United Parcel Service, Inc. Class B (b)		518,790	53,441
			65,157
Airlines - 0.2%
Copa Holdings SA Class A		82,000	4,235
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.		215,104	8,159
Republic Services, Inc.		60,089	2,640
			10,799
Electrical Equipment - 1.3%
Eaton Corp. PLC		203,500	11,836
Emerson Electric Co.		299,370	14,969
			26,805
Industrial Conglomerates - 3.9%
General Electric Co. (b)		2,769,054	82,905
Machinery - 0.1%
Cummins, Inc.		26,100	2,620
Professional Services - 0.0%
Acacia Research Corp. (a)		153,060	905

TOTAL INDUSTRIALS			253,194

INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.9%
Cisco Systems, Inc.		1,473,353	40,149
QUALCOMM, Inc.		468,889	22,877
			63,026
Electronic Equipment & Components - 0.5%
Hitachi Ltd.		536,000	3,164
TE Connectivity Ltd.		98,930	6,637
			9,801
Internet Software & Services - 0.4%
Yahoo!, Inc. (d)		278,200	9,406
IT Services - 2.9%
First Data Corp.		779,769	11,790
First Data Corp. Class A (d)		24,000	403
IBM Corp.		218,423	30,453
Paychex, Inc. (b)		367,878	19,957
			62,603
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.		951,877	17,867
Maxim Integrated Products, Inc.		288,600	11,189
			29,056
Software - 0.8%
Microsoft Corp. (b)		321,338	17,465
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.		187,700	22,205
EMC Corp.		1,069,300	27,096
Seagate Technology LLC		103,600	3,723
			53,024

TOTAL INFORMATION TECHNOLOGY			244,381

MATERIALS - 1.4%
Chemicals - 0.6%
LyondellBasell Industries NV Class A		60,200	5,768
Potash Corp. of Saskatchewan, Inc.		291,100	5,892
Syngenta AG sponsored ADR		4,500	333
Tronox Ltd. Class A		174,965	1,018
			13,011
Containers & Packaging - 0.5%
Packaging Corp. of America		89,600	6,092
WestRock Co.		99,000	5,012
			11,104
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.		202,514	1,657
Nucor Corp.		103,100	4,273
			5,930

TOTAL MATERIALS			30,045

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.		1,250,127	42,092
TDC A/S		226,900	1,192
Verizon Communications, Inc.		851,590	38,705
			81,989
Wireless Telecommunication Services - 0.1%
KDDI Corp.		94,900	2,354

TOTAL TELECOMMUNICATION SERVICES			84,343

UTILITIES - 4.9%
Electric Utilities - 4.7%
American Electric Power Co., Inc.		210,515	11,791
Entergy Corp.		118,500	7,896
Exelon Corp.		1,108,700	30,279
NextEra Energy, Inc.		18,986	1,896
PPL Corp.		658,000	22,398
Southern Co.		501,525	22,338
Xcel Energy, Inc.		100,900	3,598
			100,196
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.		299,400	5,075

TOTAL UTILITIES			105,271

TOTAL COMMON STOCKS
(Cost $1,902,926)			2,023,638

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
AmSurg Corp. Series A-1, 5.25%		5,900	938
Pharmaceuticals - 0.0%
Allergan PLC 5.50%		880	922
TOTAL HEALTH CARE			1,860
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%		14,600	902
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%		11,400	705
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 2.00% ZENS (d)		12,700	752
TOTAL UTILITIES			1,457

TOTAL CONVERTIBLE PREFERRED STOCKS			4,219

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG		16,608	2,302
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Ally Financial, Inc. 7.00% (f)		2,265	2,281

TOTAL NONCONVERTIBLE PREFERRED STOCKS			4,583

TOTAL PREFERRED STOCKS
(Cost $9,164)			8,802
		Principal Amount (000s)(g)	Value (000s)

Corporate Bonds - 0.5%
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18		460	709
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17		516	469
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		2,860	2,812
Whiting Petroleum Corp. 1.25% 4/1/20 (f)		840	739
			4,020
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (f)		1,800	1,789
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17 (h)		1,510	14
3% 12/15/20 (h)		2,160	20
Micron Technology, Inc. 3.125% 5/1/32		450	784
NXP Semiconductors NV 1% 12/1/19 (f)		910	1,051
			1,869
TOTAL INFORMATION TECHNOLOGY			3,658

TOTAL CONVERTIBLE BONDS			8,387

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (f)		1,240	1,085
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
Vector Group Ltd. 7.75% 2/15/21		905	962
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (h)		2,030	5

TOTAL NONCONVERTIBLE BONDS			2,052

TOTAL CORPORATE BONDS
(Cost $16,967)			10,439

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24%(f)(i)
(Cost $1,520)	EUR	990	1,137
		Shares	Value (000s)

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.18% (j)		92,725,145	92,725
Fidelity Securities Lending Cash Central Fund, 0.22% (j)(k)		23,547,494	23,547
TOTAL MONEY MARKET FUNDS
(Cost $116,272)			116,272
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $2,046,849)			2,160,288
NET OTHER ASSETS (LIABILITIES) - (0.9)%			(19,886)
NET ASSETS - 100%			$2,140,402

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
General Electric Co.	1/15/16 - $31.00	9,926	$303	$(253)
McDonald's Corp.	1/15/16 - $115.00	458	83	(109)
Medtronic PLC	1/15/16 - $77.50	1,215	229	(117)
Microsoft Corp.	12/18/15 - $55.00	1,366	123	(92)
Molson Coors Brewing Co. Class B	1/15/16 - $100.00	305	36	(15)
Paychex, Inc.	12/18/15 - $50.00	1,853	152	(788)
The Boeing Co.	1/15/16 - $150.00	409	157	(74)
The Hershey Co.	2/19/16 - $90.00	646	82	(111)
United Parcel Service, Inc. Class B	1/15/16 - $105.00	1,710	313	(255)
Wells Fargo & Co.	1/15/16 - $57.50	1,622	111	(74)
Yum! Brands, Inc.	1/15/16 - $75.00	293	51	(71)
TOTAL WRITTEN OPTIONS			$1,640	$(1,959)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $104,585,000.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,983,000 or 0.4% of net assets.

 (d) Non-income producing

 (e) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,894,000 or 0.5% of net assets.

 (g) Amount is stated in United States dollars unless otherwise noted.

 (h) Non-income producing - Security is in default.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$5,565

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$126
Fidelity Securities Lending Cash Central Fund	180
Total	$306

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$166,802	$156,282	$2,537	$7,983
Consumer Staples	189,099	187,394	1,705	--
Energy	206,204	206,204	--	--
Financials	528,294	524,142	4,152	--
Health Care	222,448	196,426	26,022	--
Industrials	253,194	253,194	--	--
Information Technology	244,381	232,591	11,790	--
Materials	30,045	30,045	--	--
Telecommunication Services	85,245	82,891	2,354	--
Utilities	106,728	105,976	752	--
Corporate Bonds	10,439	--	10,439	--
Preferred Securities	1,137	--	1,137	--
Money Market Funds	116,272	116,272	--	--
Total Investments in Securities:	$2,160,288	$2,091,417	$60,888	$7,983
Derivative Instruments:
Liabilities
Written Options	$(1,959)	$(1,959)	$--	$--
Total Liabilities	$(1,959)	$(1,959)	$--	$--
Total Derivative Instruments:	$(1,959)	$(1,959)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Written Options(a)	$0	$(1,959)
Total Equity Risk	$0	$(1,959)
Total Value of Derivatives	$0	$(1,959)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $23,187) — See accompanying schedule: Unaffiliated issuers (cost $1,930,577)	$2,044,016
Fidelity Central Funds (cost $116,272)	116,272
Total Investments (cost $2,046,849)		$2,160,288
Receivable for investments sold		3,887
Receivable for fund shares sold		674
Dividends receivable		7,838
Interest receivable		85
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		6
Other receivables		106
Total assets		2,172,917
Liabilities
Payable to custodian bank	$6
Payable for investments purchased	90
Payable for fund shares redeemed	4,887
Accrued management fee	808
Distribution and service plan fees payable	652
Written options, at value (premium received $1,640)	1,959
Other affiliated payables	416
Other payables and accrued expenses	150
Collateral on securities loaned, at value	23,547
Total liabilities		32,515
Net Assets		$2,140,402
Net Assets consist of:
Paid in capital		$1,867,306
Undistributed net investment income		16,088
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		143,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,104
Net Assets		$2,140,402
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($687,822 ÷ 22,116.10 shares)		$31.10
Maximum offering price per share (100/94.25 of $31.10)		$33.00
Class T:
Net Asset Value and redemption price per share ($812,999 ÷ 25,697.37 shares)		$31.64
Maximum offering price per share (100/96.50 of $31.64)		$32.79
Class B:
Net Asset Value and offering price per share ($10,079 ÷ 321.57 shares)(a)		$31.34
Class C:
Net Asset Value and offering price per share ($187,196 ÷ 5,992.07 shares)(a)		$31.24
Class I:
Net Asset Value, offering price and redemption price per share ($428,052 ÷ 13,288.20 shares)		$32.21
Class Z:
Net Asset Value, offering price and redemption price per share ($14,254 ÷ 442.57 shares)		$32.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$86,344
Interest		1,590
Income from Fidelity Central Funds		306
Total income		88,240
Expenses
Management fee	$10,432
Transfer agent fees	4,662
Distribution and service plan fees	8,483
Accounting and security lending fees	702
Custodian fees and expenses	58
Independent trustees' compensation	10
Registration fees	104
Audit	70
Legal	10
Miscellaneous	28
Total expenses before reductions	24,559
Expense reductions	(179)	24,380
Net investment income (loss)		63,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,314
Foreign currency transactions	(35)
Written options	5,913
Total net realized gain (loss)		155,192
Change in net unrealized appreciation (depreciation) on: Investment securities	(305,822)
Assets and liabilities in foreign currencies	16
Written options	303
Total change in net unrealized appreciation (depreciation)		(305,503)
Net gain (loss)		(150,311)
Net increase (decrease) in net assets resulting from operations		$(86,451)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,860	$60,679
Net realized gain (loss)	155,192	202,288
Change in net unrealized appreciation (depreciation)	(305,503)	813
Net increase (decrease) in net assets resulting from operations	(86,451)	263,780
Distributions to shareholders from net investment income	(66,216)	(45,196)
Distributions to shareholders from net realized gain	(81,483)	(2,749)
Total distributions	(147,699)	(47,945)
Share transactions - net increase (decrease)	(126,756)	(180,981)
Total increase (decrease) in net assets	(360,906)	34,854
Net Assets
Beginning of period	2,501,308	2,466,454
End of period (including undistributed net investment income of $16,088 and undistributed net investment income of $22,526, respectively)	$2,140,402	$2,501,308

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.44	$31.60	$25.55	$22.18	$21.07
Income from Investment Operations
Net investment income (loss)A	.92	.84B	.60	.61	.42
Net realized and unrealized gain (loss)	(2.15)	2.67	6.06	3.32	1.11
Total from investment operations	(1.23)	3.51	6.66	3.93	1.53
Distributions from net investment income	(.98)	(.64)	(.58)	(.56)	(.42)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.11)C	(.67)D	(.61)	(.56)	(.42)
Net asset value, end of period	$31.10	$34.44	$31.60	$25.55	$22.18
Total ReturnE,F	(3.61)%	11.28%	26.43%	17.90%	7.25%
Ratios to Average Net AssetsG,H
Expenses before reductions	.95%	.96%	.98%	1.02%	1.03%
Expenses net of fee waivers, if any	.95%	.96%	.98%	1.02%	1.03%
Expenses net of all reductions	.94%	.95%	.97%	1.01%	1.02%
Net investment income (loss)	2.85%	2.55%B	2.07%	2.52%	1.82%
Supplemental Data
Net assets, end of period (in millions)	$688	$794	$777	$646	$634
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.21%.

 C Total distributions of $2.11 per share is comprised of distributions from net investment income of $.975 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.67 per share is comprised of distributions from net investment income of $.636 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.99	$32.09	$25.94	$22.50	$21.37
Income from Investment Operations
Net investment income (loss)A	.86	.78B	.55	.57	.38
Net realized and unrealized gain (loss)	(2.18)	2.72	6.15	3.37	1.13
Total from investment operations	(1.32)	3.50	6.70	3.94	1.51
Distributions from net investment income	(.89)	(.56)	(.52)	(.50)	(.38)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.03)	(.60)	(.55)	(.50)	(.38)
Net asset value, end of period	$31.64	$34.99	$32.09	$25.94	$22.50
Total ReturnC,D	(3.83)%	11.04%	26.14%	17.70%	7.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.21%	1.21%
Net investment income (loss)	2.62%	2.33%B	1.86%	2.32%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$813	$974	$984	$854	$862
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.98%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.65	$31.79	$25.69	$22.29	$21.16
Income from Investment Operations
Net investment income (loss)A	.66	.57B	.36	.42	.24
Net realized and unrealized gain (loss)	(2.17)	2.69	6.10	3.34	1.12
Total from investment operations	(1.51)	3.26	6.46	3.76	1.36
Distributions from net investment income	(.67)	(.37)	(.33)	(.36)	(.23)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.80)C	(.40)D	(.36)	(.36)	(.23)
Net asset value, end of period	$31.34	$34.65	$31.79	$25.69	$22.29
Total ReturnE,F	(4.43)%	10.37%	25.39%	16.97%	6.43%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.80%	1.80%
Net investment income (loss)	2.01%	1.71%B	1.26%	1.73%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$10	$19	$27	$31	$42
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Total distributions of $1.80 per share is comprised of distributions from net investment income of $.665 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.366 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.57	$31.73	$25.66	$22.27	$21.16
Income from Investment Operations
Net investment income (loss)A	.68	.59B	.38	.43	.25
Net realized and unrealized gain (loss)	(2.15)	2.69	6.09	3.33	1.11
Total from investment operations	(1.47)	3.28	6.47	3.76	1.36
Distributions from net investment income	(.72)	(.40)	(.37)	(.37)	(.25)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.86)	(.44)	(.40)	(.37)	(.25)
Net asset value, end of period	$31.24	$34.57	$31.73	$25.66	$22.27
Total ReturnC,D	(4.34)%	10.44%	25.46%	17.03%	6.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.72%	1.72%	1.74%	1.77%	1.78%
Expenses net of fee waivers, if any	1.71%	1.72%	1.74%	1.77%	1.78%
Expenses net of all reductions	1.71%	1.71%	1.73%	1.77%	1.77%
Net investment income (loss)	2.09%	1.79%B	1.32%	1.76%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$187	$214	$195	$143	$134
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.45%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.62	$26.36	$22.86	$21.70
Income from Investment Operations
Net investment income (loss)A	1.04	.95B	.70	.70	.50
Net realized and unrealized gain (loss)	(2.23)	2.77	6.24	3.43	1.14
Total from investment operations	(1.19)	3.72	6.94	4.13	1.64
Distributions from net investment income	(1.06)	(.72)	(.65)	(.63)	(.48)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.19)C	(.75)D	(.68)	(.63)	(.48)
Net asset value, end of period	$32.21	$35.59	$32.62	$26.36	$22.86
Total ReturnE	(3.37)%	11.59%	26.72%	18.27%	7.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.70%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.73%	.74%
Expenses net of all reductions	.69%	.70%	.71%	.73%	.73%
Net investment income (loss)	3.11%	2.81%B	2.34%	2.80%	2.10%
Supplemental Data
Net assets, end of period (in millions)	$428	$496	$483	$445	$360
Portfolio turnover rateH	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $2.19 per share is comprised of distributions from net investment income of $1.058 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.716 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.63	$31.44
Income from Investment Operations
Net investment income (loss)B	1.08	1.03C	.23
Net realized and unrealized gain (loss)	(2.21)	2.74	1.12
Total from investment operations	(1.13)	3.77	1.35
Distributions from net investment income	(1.11)	(.78)	(.16)
Distributions from net realized gain	(1.14)	(.04)	–
Total distributions	(2.25)	(.81)D	(.16)
Net asset value, end of period	$32.21	$35.59	$32.63
Total ReturnE,F	(3.20)%	11.75%	4.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.54%	.54%	.54%I
Expenses net of fee waivers, if any	.54%	.54%	.54%I
Expenses net of all reductions	.53%	.54%	.54%I
Net investment income (loss)	3.26%	2.97%C	2.37%I
Supplemental Data
Net assets, end of period (000s omitted)	$14,254	$4,060	$104
Portfolio turnover rateJ	53%	33%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.775 and distributions from net realized gain of $.038 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, contingent interest, certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$301,303
Gross unrealized depreciation	(187,028)
Net unrealized appreciation (depreciation) on securities	$114,275
Tax Cost	$2,046,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,222
Undistributed long-term capital gain	$142,032
Net unrealized appreciation (depreciation) on securities and other investments	$113,940

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$66,216	$ 47,945
Long-term Capital Gains	81,483	–
Total	$147,699	$ 47,945

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $5,913 and a change in net unrealized appreciation (depreciation) of $302 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	10	$912
Options Opened	119	10,886
Options Exercised	(37)	(3,340)
Options Closed	(36)	(3,531)
Options Expired	(36)	(3,287)
Outstanding at end of period	20	$1,640

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,190,348 and $1,300,637, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,861	$12
Class T	.25%	.25%	4,477	7
Class B	.75%	.25%	143	107
Class C	.75%	.25%	2,002	149
			$8,483	$275

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$123
Class T	34
Class B(a)	4
Class C(a)	14
$175

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,555.21
Class T	1,678.19
Class B	43.30
Class C	452.23
Class I	928.20
Class Z	6.05
	$4,662

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $116 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	22
Class B	-*
Class C	5
Class I	9
$54

* In the Amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$22,360	$15,398
Class T	24,297	16,652
Class B	312	284
Class C	4,432	2,480
Class I	14,486	10,355
Class Z	329	27
Total	$66,216	$45,196
From net realized gain
Class A	$26,221	$885
Class T	31,523	1,072
Class B	619	22
Class C	7,102	235
Class I	15,863	531
Class Z	155	4
Total	$81,483	$2,749

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,362	2,874	$75,894	$94,044
Reinvestment of distributions	1,433	468	45,794	15,075
Shares redeemed	(4,745)	(4,883)	(152,883)	(160,473)
Net increase (decrease)	(950)	(1,541)	$(31,195)	$(51,354)
Class T
Shares sold	2,316	2,961	$76,171	$98,369
Reinvestment of distributions	1,671	523	54,352	17,076
Shares redeemed	(6,115)	(6,341)	(200,386)	(211,072)
Net increase (decrease)	(2,128)	(2,857)	$(69,863)	$(95,627)
Class B
Shares sold	9	28	$284	$933
Reinvestment of distributions	26	9	855	278
Shares redeemed	(270)	(335)	(8,810)	(11,003)
Net increase (decrease)	(235)	(298)	$(7,671)	$(9,792)
Class C
Shares sold	655	952	$21,329	$31,255
Reinvestment of distributions	323	74	10,405	2,385
Shares redeemed	(1,186)	(962)	(38,343)	(31,695)
Net increase (decrease)	(208)	64	$(6,609)	$1,945
Class I
Shares sold	1,946	2,911	$64,288	$97,428
Reinvestment of distributions	888	313	29,367	10,419
Shares redeemed	(3,471)	(4,089)	(116,106)	(137,936)
Net increase (decrease)	(637)	(865)	$(22,451)	$(30,089)
Class Z
Shares sold	374	113	$12,522	$4,010
Reinvestment of distributions	15	1	484	31
Shares redeemed	(60)	(3)	(1,973)	(105)
Net increase (decrease)	329	111	$11,033	$3,936

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$944.20	$4.58
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$943.00	$5.70
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$939.90	$8.66
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.71%
Actual		$1,000.00	$940.30	$8.32
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Class I	.68%
Actual		$1,000.00	$945.20	$3.32
Hypothetical-C		$1,000.00	$1,021.66	$3.45
Class Z	.54%
Actual		$1,000.00	$946.30	$2.63
Hypothetical-C		$1,000.00	$1,022.36	$2.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/14/15	12/11/15	$0.369	$1.823
Class I	01/19/16	01/15/16	$0.000	$0.283

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $144,048,258, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class I designates 76%, 100%, 100% and 100% of the dividends distributed in December 2014, April 2015, July 2015 and October 2015, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPII-ANN-0116
1.539450.118

Fidelity Advisor® Small Cap Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	4.46%	11.09%	8.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$22,147	Fidelity Advisor® Small Cap Fund - Class I
$20,242	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Harmon:  For the year, a majority of the fund's share classes (excluding sales charges, if applicable) outperformed the 3.51% gain of the benchmark Russell 2000® Index. Relative to the benchmark, the fund benefited from strong security selection in the information technology, materials and consumer staples sectors. Global Payments, a provider of payment technology services, was a standout contributor. Also adding value were positions in Stamps.com, which allows businesses and consumers to print their own postage, and Zensar Technologies, an Indian IT outsourcing company. The fund's foreign holdings contributed to performance, despite the strength of the U.S. dollar. Although stock selection in health care detracted, a position in outpatient surgical center provider AmSurg was an exception. In contrast, weak stock selection in consumer discretionary nicked results, especially a position in Fossil Group, a maker of watches and other fashion accessories that was weighed down by business challenges at customer Michael Kors. Other meaningful detractors were conference call services provider West, and Genesco, a shoe and hat retailer no longer held at period end. Of the stocks mentioned, only Global Payments, Zensar and Fossil were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
CDW Corp.	2.4	2.3
Primerica, Inc.	2.2	1.8
Syntel, Inc.	2.2	1.2
West Corp.	2.0	2.2
Zensar Technologies Ltd.	1.9	1.4
The Ensign Group, Inc.	1.9	1.8
Global Payments, Inc.	1.9	2.8
CNO Financial Group, Inc.	1.8	1.3
United Therapeutics Corp.	1.8	2.1
Zebra Technologies Corp. Class A	1.7	1.7
	19.8

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	21.4
Financials	21.3	21.0
Industrials	15.6	14.3
Health Care	13.1	14.4
Consumer Discretionary	8.9	14.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks, Investment Companies and Equity Futures	98.6%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 15.4%

As of May 31, 2015*
Stocks and Equity Futures	98.9%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.2%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Horizon Global Corp. (a)	292,022	$2,538
Diversified Consumer Services - 1.2%
Meiko Network Japan Co. Ltd. (b)	1,577,900	17,932
Tsukada Global Holdings, Inc. (b)(c)	2,800,000	18,583
		36,515
Household Durables - 0.8%
Tupperware Brands Corp. (c)	440,000	24,979
Leisure Products - 0.8%
Smith & Wesson Holding Corp. (a)	1,265,100	23,202
Media - 0.2%
Crown Media Holdings, Inc. Class A (a)	1,006,821	5,709
Specialty Retail - 5.3%
Aarons, Inc. Class A	1,072,000	26,017
Hibbett Sports, Inc. (a)(c)	800,000	26,248
Jumbo SA	303,981	3,099
Office Depot, Inc. (a)	6,514,200	42,929
Sally Beauty Holdings, Inc. (a)	1,000,000	25,860
Select Comfort Corp. (a)	1,400,000	33,068
Staples, Inc.	200,000	2,414
		159,635
Textiles, Apparel & Luxury Goods - 0.5%
Fossil Group, Inc. (a)(c)	400,000	15,388

TOTAL CONSUMER DISCRETIONARY		267,966

CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 2.7%
Ain Holdings, Inc.	115,000	5,409
Sundrug Co. Ltd.	400,000	25,768
Tsuruha Holdings, Inc.	425,000	37,977
United Natural Foods, Inc. (a)	300,000	13,173
		82,327
ENERGY - 2.1%
Energy Equipment & Services - 0.0%
Cathedral Energy Services Ltd. (b)	3,363,407	1,461
Oil, Gas & Consumable Fuels - 2.1%
Delek Logistics Partners LP	400,000	14,604
World Fuel Services Corp.	1,091,300	47,570
		62,174

TOTAL ENERGY		63,635

FINANCIALS - 20.8%
Banks - 5.9%
Allegiance Bancshares, Inc. (a)	119,542	2,925
Bank of the Ozarks, Inc.	500,000	27,140
ConnectOne Bancorp, Inc. (b)	1,550,000	30,241
First NBC Bank Holding Co. (a)(b)	1,026,364	43,456
German American Bancorp, Inc.	33,344	1,150
Investors Bancorp, Inc.	3,316,299	42,515
Wilshire Bancorp, Inc.	2,350,000	28,999
		176,426
Consumer Finance - 1.9%
Credit Acceptance Corp. (a)(c)	6,300	1,263
PRA Group, Inc. (a)(c)	800,000	33,048
SLM Corp. (a)	3,385,800	22,871
		57,182
Insurance - 7.9%
CNO Financial Group, Inc.	2,700,000	54,621
Enstar Group Ltd. (a)	150,000	23,117
Hanover Insurance Group, Inc.	226,842	19,191
James River Group Holdings Ltd.	617,952	19,836
National Western Life Group, Inc.	20,000	5,265
Primerica, Inc.	1,307,265	66,984
Reinsurance Group of America, Inc.	550,000	50,534
		239,548
Real Estate Investment Trusts - 2.4%
EPR Properties	330,000	18,493
MFA Financial, Inc.	3,900,000	27,222
VEREIT, Inc.	3,200,000	26,656
		72,371
Real Estate Management & Development - 0.5%
Relo Holdings Corp.	140,000	15,160
Thrifts & Mortgage Finance - 2.2%
BofI Holding, Inc. (a)(c)	2,400,000	48,072
Meridian Bancorp, Inc.	1,095,110	16,054
Oritani Financial Corp.	200,000	3,468
		67,594

TOTAL FINANCIALS		628,281

HEALTH CARE - 13.1%
Biotechnology - 1.8%
United Therapeutics Corp. (a)	350,000	53,421
Health Care Equipment & Supplies - 0.8%
Fukuda Denshi Co. Ltd.	125,000	6,651
The Cooper Companies, Inc.	115,000	16,819
		23,470
Health Care Providers & Services - 8.6%
Aceto Corp.	1,200,000	33,852
AmSurg Corp. (a)	313,000	26,311
Community Health Systems, Inc. (a)	1,600,000	46,304
HealthSouth Corp.	800,000	28,152
MEDNAX, Inc. (a)	300,000	21,411
Message Co. Ltd.	523,200	12,321
Providence Service Corp. (a)	600,000	29,052
Ryman Healthcare Group Ltd.	900,000	4,651
Sigma Pharmaceuticals Ltd.	3,000,000	1,888
The Ensign Group, Inc.	1,200,000	57,084
		261,026
Life Sciences Tools & Services - 0.6%
VWR Corp. (a)(c)	681,000	18,169
Pharmaceuticals - 1.3%
Jazz Pharmaceuticals PLC (a)	150,000	21,989
Sawai Pharmaceutical Co. Ltd.	300,000	17,206
		39,195

TOTAL HEALTH CARE		395,281

INDUSTRIALS - 15.6%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	1,050,000	31,973
Engility Holdings, Inc.	600,000	20,760
Moog, Inc. Class A (a)	400,000	26,428
Teledyne Technologies, Inc. (a)	200,000	18,502
		97,663
Commercial Services & Supplies - 5.6%
Coor Service Management Holding AB (a)	1,535,502	5,986
Deluxe Corp.	800,000	46,920
Mitie Group PLC	5,600,000	26,913
UniFirst Corp.	250,000	27,145
West Corp.	2,400,000	61,200
		168,164
Electrical Equipment - 1.2%
EnerSys	625,550	36,845
Machinery - 4.1%
Federal Signal Corp.	1,800,000	30,348
Hy-Lok Corp. (b)	700,000	15,207
Standex International Corp.	550,000	49,154
TriMas Corp. (a)	1,350,000	29,201
		123,910
Marine - 0.3%
SITC International Holdings Co. Ltd.	19,000,000	9,606
Professional Services - 0.7%
Benefit One, Inc.	1,150,000	21,692
Transportation Infrastructure - 0.5%
Wesco Aircraft Holdings, Inc. (a)	1,000,000	13,380

TOTAL INDUSTRIALS		471,260

INFORMATION TECHNOLOGY - 22.4%
Electronic Equipment & Components - 7.9%
Belden, Inc.	400,000	25,108
CDW Corp.	1,700,000	73,385
Insight Enterprises, Inc. (a)	1,400,000	37,492
SYNNEX Corp.	530,913	50,049
Zebra Technologies Corp. Class A (a)	650,000	52,130
		238,164
Internet Software & Services - 1.1%
Stamps.com, Inc. (a)	325,000	32,942
IT Services - 9.0%
Blackhawk Network Holdings, Inc. (a)	900,000	42,615
Cardtronics, Inc. (a)	1,000,000	37,610
EVERTEC, Inc.	1,365,000	23,451
Global Payments, Inc.	800,000	56,680
MoneyGram International, Inc. (a)	1,838,009	16,138
Perficient, Inc. (a)	800,000	13,984
Syntel, Inc. (a)	1,350,000	65,381
WEX, Inc. (a)	170,000	16,026
		271,885
Software - 4.4%
NIIT Technologies Ltd. (b)	3,800,000	32,572
Sword Group (b)	587,339	14,676
Verint Systems, Inc. (a)	620,000	29,047
Zensar Technologies Ltd. (b)	3,500,000	57,126
		133,421

TOTAL INFORMATION TECHNOLOGY		676,412

MATERIALS - 2.6%
Chemicals - 1.9%
Innospec, Inc.	200,000	11,680
PolyOne Corp.	1,300,000	46,774
		58,454
Paper & Forest Products - 0.7%
Neenah Paper, Inc.	300,000	19,941

TOTAL MATERIALS		78,395

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
APT Satellite Holdings Ltd.	3,150,000	2,669
Asia Satellite Telecommunications Holdings Ltd.	800,000	1,156
Vocus Communications Ltd. (c)	784,380	4,101
		7,926
Wireless Telecommunication Services - 0.1%
Cellcom Israel Ltd. (Israel) (a)	200,000	1,426
Partner Communications Co. Ltd. (a)	293,027	1,328
		2,754

TOTAL TELECOMMUNICATION SERVICES		10,680

UTILITIES - 0.1%
Gas Utilities - 0.1%
Star Gas Partners LP	600,000	4,632
TOTAL COMMON STOCKS
(Cost $2,121,588)		2,678,869

Investment Companies - 1.6%
iShares Russell 2000 Index ETF (c)
(Cost $48,715)	417,100	49,672
	Principal Amount (000s)(d)	Value (000s)

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.15% 1/28/16 to 2/25/16 (e)
(Cost $11,588)	11,590	11,588

Preferred Securities - 0.5%
FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $18,643)	$12,000	$13,780
	Shares	Value (000s)

Money Market Funds - 12.6%
Fidelity Cash Central Fund, 0.18% (h)	278,295,789	278,296
Fidelity Securities Lending Cash Central Fund, 0.22% (h)(i)	102,156,853	102,157
TOTAL MONEY MARKET FUNDS
(Cost $380,453)		380,453
TOTAL INVESTMENT PORTFOLIO - 103.8%
(Cost $2,580,987)		3,134,362
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(115,618)
NET ASSETS - 100%		$3,018,744

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
2,107 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	251,976	$6,815

The face value of futures purchased as a percentage of Net Assets is 8.3%

Currency Abbreviations

EUR – European Monetary Unit

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,588,000.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,780,000 or 0.5% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$355
Fidelity Securities Lending Cash Central Fund	292
Total	$647

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cathedral Energy Services Ltd.	$8,984	$376	$--	$453	$1,461
ConnectOne Bancorp, Inc.	--	30,386	--	276	30,241
First NBC Bank Holding Co.	29,120	8,512	--	--	43,456
Hy-Lok Corp.	19,901	--	--	212	15,207
Meiko Network Japan Co. Ltd.	16,216	--	--	403	17,932
NIIT Technologies Ltd.	23,245	--	--	566	32,572
Stamps.com, Inc.	40,163	--	37,361	--	--
Sword Group	12,905	--	--	668	14,676
The Ensign Group, Inc.	47,304	--	--	360	--
Tsukada Global Holdings, Inc.	17,524	--	--	206	18,583
Zensar Technologies Ltd.	33,225	--	--	614	57,126
Total	$248,587	$39,274	$37,361	$3,758	$231,254

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$267,966	$267,966	$--	$--
Consumer Staples	82,327	82,327	--	--
Energy	63,635	63,635	--	--
Financials	628,281	628,281	--	--
Health Care	395,281	395,281	--	--
Industrials	471,260	471,260	--	--
Information Technology	676,412	676,412	--	--
Materials	78,395	78,395	--	--
Telecommunication Services	10,680	10,680	--	--
Utilities	4,632	4,632	--	--
Investment Companies	49,672	49,672	--	--
U.S. Government and Government Agency Obligations	11,588	--	11,588	--
Preferred Securities	13,780	--	13,780	--
Money Market Funds	380,453	380,453	--	--
Total Investments in Securities:	$3,134,362	$3,108,994	$25,368	$--
Derivative Instruments:
Assets
Futures Contracts	$6,815	$6,815	$--	$--
Total Assets	$6,815	$6,815	$--	$--
Total Derivative Instruments:	$6,815	$6,815	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,815	$0
Total Equity Risk	6,815	0
Total Value of Derivatives	$6,815	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Japan	5.9%
India	3.0%
Bermuda	1.6%
Ireland	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $99,108) — See accompanying schedule: Unaffiliated issuers (cost $2,019,444)	$2,522,655
Fidelity Central Funds (cost $380,453)	380,453
Other affiliated issuers (cost $181,090)	231,254
Total Investments (cost $2,580,987)		$3,134,362
Receivable for investments sold		9,564
Receivable for fund shares sold		2,093
Dividends receivable		1,785
Distributions receivable from Fidelity Central Funds		86
Prepaid expenses		7
Other receivables		3
Total assets		3,147,900
Liabilities
Payable to custodian bank	$2,317
Payable for investments purchased	14,906
Payable for fund shares redeemed	5,140
Accrued management fee	2,123
Distribution and service plan fees payable	866
Payable for daily variation margin for derivative instruments	1,010
Other affiliated payables	575
Other payables and accrued expenses	62
Collateral on securities loaned, at value	102,157
Total liabilities		129,156
Net Assets		$3,018,744
Net Assets consist of:
Paid in capital		$2,219,498
Accumulated net investment loss		(3,498)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		242,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		560,136
Net Assets		$3,018,744
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,046,645 ÷ 37,972.4 shares)		$27.56
Maximum offering price per share (100/94.25 of $27.56)		$29.24
Class T:
Net Asset Value and redemption price per share ($888,348 ÷ 34,177.5 shares)		$25.99
Maximum offering price per share (100/96.50 of $25.99)		$26.93
Class B:
Net Asset Value and offering price per share ($21,075 ÷ 955.9 shares)(a)		$22.05
Class C:
Net Asset Value and offering price per share ($317,907 ÷ 14,168.4 shares)(a)		$22.44
Class I:
Net Asset Value, offering price and redemption price per share ($703,678 ÷ 23,780.2 shares)		$29.59
Class Z:
Net Asset Value, offering price and redemption price per share ($41,091 ÷ 1,391.4 shares)		$29.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends (including $3,758 earned from other affiliated issuers)		$32,816
Special dividends		6,860
Interest		163
Income from Fidelity Central Funds		647
Total income		40,486
Expenses
Management fee
Basic fee	$21,376
Performance adjustment	1,695
Transfer agent fees	6,233
Distribution and service plan fees	10,852
Accounting and security lending fees	911
Custodian fees and expenses	119
Independent trustees' compensation	13
Registration fees	138
Audit	62
Legal	10
Miscellaneous	18
Total expenses before reductions	41,427
Expense reductions	(157)	41,270
Net investment income (loss)		(784)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	256,467
Other affiliated issuers	25,828
Foreign currency transactions	(386)
Futures contracts	(9,056)
Total net realized gain (loss)		272,853
Change in net unrealized appreciation (depreciation) on: Investment securities	(159,608)
Assets and liabilities in foreign currencies	74
Futures contracts	6,738
Total change in net unrealized appreciation (depreciation)		(152,796)
Net gain (loss)		120,057
Net increase (decrease) in net assets resulting from operations		$119,273

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(784)	$1,228
Net realized gain (loss)	272,853	448,042
Change in net unrealized appreciation (depreciation)	(152,796)	(182,506)
Net increase (decrease) in net assets resulting from operations	119,273	266,764
Distributions to shareholders from net investment income	(1,701)	(1,611)
Distributions to shareholders from net realized gain	(353,938)	(400,188)
Total distributions	(355,639)	(401,799)
Share transactions - net increase (decrease)	204,314	(287,435)
Total increase (decrease) in net assets	(32,052)	(422,470)
Net Assets
Beginning of period	3,050,796	3,473,266
End of period (including accumulated net investment loss of $3,498 and $0, respectively)	$3,018,744	$3,050,796

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.85	$30.96	$22.45	$23.60	$24.35
Income from Investment Operations
Net investment income (loss)A	.02B	.04	.12C	(.03)	(.09)D
Net realized and unrealized gain (loss)	1.10	2.36	8.45	.79	.67
Total from investment operations	1.12	2.40	8.57	.76	.58
Distributions from net investment income	–	(.01)	(.05)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.51)	(.06)	(1.91)	(1.33)
Net asset value, end of period	$27.56	$29.85	$30.96	$22.45	$23.60
Total ReturnE,F	4.17%	9.06%	38.30%	3.87%	2.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of fee waivers, if any	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of all reductions	1.25%	.97%	1.00%	1.06%	1.31%
Net investment income (loss)	.07%B	.14%	.46%C	(.13)%	(.35)%D
Supplemental Data
Net assets, end of period (in millions)	$1,047	$1,097	$1,263	$1,212	$1,461
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.50) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.40	$29.69	$21.52	$22.75	$23.57
Income from Investment Operations
Net investment income (loss)A	(.04)B	(.02)	.06C	(.07)	(.13)D
Net realized and unrealized gain (loss)	1.04	2.23	8.13	.75	.64
Total from investment operations	1.00	2.21	8.19	.68	.51
Distributions from net investment income	–	–	(.01)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.50)	(.02)	(1.91)	(1.33)
Net asset value, end of period	$25.99	$28.40	$29.69	$21.52	$22.75
Total ReturnE,F	3.93%	8.79%	38.11%	3.64%	1.94%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of fee waivers, if any	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of all reductions	1.49%	1.20%	1.21%	1.25%	1.51%
Net investment income (loss)	(.16)%B	(.08)%	.25%C	(.33)%	(.55)%D
Supplemental Data
Net assets, end of period (in millions)	$888	$958	$1,113	$1,054	$1,244
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.70) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.73	$26.45	$19.27	$20.69	$21.66
Income from Investment Operations
Net investment income (loss)A	(.17)B	(.16)	(.08)C	(.18)	(.25)D
Net realized and unrealized gain (loss)	.90	1.94	7.26	.67	.61
Total from investment operations	.73	1.78	7.18	.49	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.05	$24.73	$26.45	$19.27	$20.69
Total ReturnE,F	3.35%	8.16%	37.26%	3.03%	1.39%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	1.80%	1.81%	1.85%	2.10%
Expenses net of fee waivers, if any	2.06%	1.80%	1.81%	1.85%	2.10%
Expenses net of all reductions	2.06%	1.79%	1.80%	1.84%	2.10%
Net investment income (loss)	(.74)%B	(.68)%	(.34)%C	(.92)%	(1.14)%D
Supplemental Data
Net assets, end of period (in millions)	$21	$31	$40	$40	$55
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.10	$26.77	$19.50	$20.90	$21.87
Income from Investment Operations
Net investment income (loss)A	(.16)B	(.15)	(.07)C	(.17)	(.24)D
Net realized and unrealized gain (loss)	.91	1.98	7.34	.68	.60
Total from investment operations	.75	1.83	7.27	.51	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.44	$25.10	$26.77	$19.50	$20.90
Total ReturnE,F	3.38%	8.26%	37.28%	3.10%	1.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of fee waivers, if any	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of all reductions	2.01%	1.73%	1.75%	1.80%	2.05%
Net investment income (loss)	(.69)%B	(.62)%	(.29)%C	(.88)%	(1.10)%D
Supplemental Data
Net assets, end of period (in millions)	$318	$317	$334	$284	$328
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.91) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.25) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$32.73	$23.73	$24.77	$25.42
Income from Investment Operations
Net investment income (loss)A	.10B	.13	.21C	.04	(.01)D
Net realized and unrealized gain (loss)	1.18	2.50	8.94	.83	.69
Total from investment operations	1.28	2.63	9.15	.87	.68
Distributions from net investment income	(.08)	(.06)	(.13)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.49)	(3.56)	(.15)E	(1.91)	(1.33)
Net asset value, end of period	$29.59	$31.80	$32.73	$23.73	$24.77
Total ReturnF	4.46%	9.33%	38.79%	4.15%	2.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	.70%	.71%	.75%	1.01%
Expenses net of fee waivers, if any	.99%	.70%	.71%	.75%	1.01%
Expenses net of all reductions	.99%	.70%	.70%	.74%	1.00%
Net investment income (loss)	.34%B	.41%	.76%C	.18%	(.05)%D
Supplemental Data
Net assets, end of period (in millions)	$704	$627	$718	$1,141	$1,314
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.014 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$31.76	$32.74	$29.79
Income from Investment Operations
Net investment income (loss)B	.14C	.17	.02D
Net realized and unrealized gain (loss)	1.17	2.51	2.93
Total from investment operations	1.31	2.68	2.95
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(3.41)	(3.50)	–
Total distributions	(3.54)E	(3.66)	–
Net asset value, end of period	$29.53	$31.76	$32.74
Total ReturnF,G	4.59%	9.52%	9.90%
Ratios to Average Net AssetsH,I
Expenses before reductions	.84%	.55%	.56%J
Expenses net of fee waivers, if any	.84%	.55%	.56%J
Expenses net of all reductions	.84%	.54%	.55%J
Net investment income (loss)	.48%C	.57%	.26%D,J
Supplemental Data
Net assets, end of period (in millions)	$41	$20	$5
Portfolio turnover rateK	33%	39%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 E Total distributions of $3.54 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $3.406 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$739,926
Gross unrealized depreciation	(185,981)
Net unrealized appreciation (depreciation) on securities	$553,945
Tax Cost	$2,580,417

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$248,855
Net unrealized appreciation (depreciation) on securities and other investments	$553,891

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$1,701	$ 1,611
Long-term Capital Gains	353,938	400,188
Total	$355,639	$ 401,799

The Fund intends to elect to defer to its next fiscal year $3,499 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,056) and a change in net unrealized appreciation (depreciation) of $6,738 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $924,163 and $1,325,153, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,694	$12
Class T	.25%	.25%	4,668	-
Class B	.75%	.25%	269	202
Class C	.75%	.25%	3,221	196
			$10,852	$410

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$174
Class T	29
Class B(a)	9
Class C(a)	16
$228

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,307.21
Class T	1,826.20
Class B	72.27
Class C	718.22
Class I	1,291.20
Class Z	19.05
	$6,233

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $17,865. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13 and a portion of class-level operating expenses as follows:

Amount
Class A	$26
Class T	23
Class B	1
Class C	7
Class I	17
$74

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–(a)	$284
Class I	1,619	1,305
Class Z	82	22
Total	$1,701	$1,611
From net realized gain
Class A	$123,666	$142,771
Class T	113,567	131,371
Class B	4,225	5,267
Class C	42,961	43,783
Class I	67,403	76,492
Class Z	2,116	504
Total	$353,938	$400,188

 (a) In the amount of less than five hundred dollars.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	7,266	5,882	$201,961	$166,699
Reinvestment of distributions	4,474	4,985	119,319	134,212
Shares redeemed	(10,527)	(14,908)	(292,656)	(422,262)
Net increase (decrease)	1,213	(4,041)	$28,624	$(121,351)
Class T
Shares sold	6,096	5,277	$160,232	$141,817
Reinvestment of distributions	4,384	4,931	110,516	126,640
Shares redeemed	(10,046)	(13,972)	(263,505)	(376,684)
Net increase (decrease)	434	(3,764)	$7,243	$(108,227)
Class B
Shares sold	21	13	$461	$288
Reinvestment of distributions	189	220	4,069	4,958
Shares redeemed	(510)	(484)	(11,385)	(11,378)
Net increase (decrease)	(300)	(251)	$(6,855)	$(6,132)
Class C
Shares sold	1,967	1,271	$44,618	$30,236
Reinvestment of distributions	1,812	1,754	39,668	40,042
Shares redeemed	(2,262)	(2,841)	(51,403)	(67,748)
Net increase (decrease)	1,517	184	$32,883	$2,530
Class I
Shares sold	8,618	5,735	$256,826	$172,958
Reinvestment of distributions	2,131	2,348	60,822	67,135
Shares redeemed	(6,687)	(10,306)	(197,913)	(308,759)
Net increase (decrease)	4,062	(2,223)	$119,735	$(68,666)
Class Z
Shares sold	1,152	611	$33,575	$18,714
Reinvestment of distributions	77	18	2,198	526
Shares redeemed	(454)	(159)	(13,089)	(4,829)
Net increase (decrease)	775	470	$22,684	$14,411

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Small Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.41%
Actual		$1,000.00	$964.60	$6.94
Hypothetical-C		$1,000.00	$1,018.00	$7.13
Class T	1.64%
Actual		$1,000.00	$963.70	$8.07
Hypothetical-C		$1,000.00	$1,016.85	$8.29
Class B	2.24%
Actual		$1,000.00	$961.20	$11.01
Hypothetical-C		$1,000.00	$1,013.84	$11.31
Class C	2.16%
Actual		$1,000.00	$961.40	$10.62
Hypothetical-C		$1,000.00	$1,014.24	$10.91
Class I	1.13%
Actual		$1,000.00	$966.00	$5.57
Hypothetical-C		$1,000.00	$1,019.40	$5.72
Class Z	.97%
Actual		$1,000.00	$966.90	$4.78
Hypothetical-C		$1,000.00	$1,020.21	$4.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$0.00	$0.278

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $280,500,766 or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCFI-ANN-0116
1.713165.118

Fidelity® Stock Selector Mid Cap Fund Annual Report November 30, 2015 (A class of Fidelity Advisor® Stock Selector Mid Cap Fund)

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Mid Cap Fund	0.90%	11.33%	6.17%

 The initial offering of Fidelity® Stock Selector Mid Cap Fund took place on June 6, 2012. Returns prior to June 6, 2012, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Mid Cap Fund, a class of the fund, on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

See previous page for additional information regarding the performance of Fidelity® Stock Selector Mid Cap Fund.

Period Ending Values
$18,195	Fidelity® Stock Selector Mid Cap Fund
$23,058	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The bellwether S&P 500® index advanced 2.75% for the period, with growth stocks in the benchmark far outpacing their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance also varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, energy (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Shadman Riaz:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) delivered a modestly positive return, but lagged the 2.92% result of the benchmark S&P MidCap 400® Index. Stock selection was the primary source of the fund’s relative underperformance, especially in financials. Several out-of-index positions hurt performance, particularly mortgage servicer Ocwen Financial. We did not anticipate the severe impact of the New York Department of Financial Services’ regulatory action related to allegations of Ocwen’s financial irregularities. We eliminated the position by period end. Stock picks in information technology hurt, particularly within software & services. Out-of-benchmark semiconductor firm Marvell Technology Group, cloud-computing company Rackspace Holdings and semiconductor maker Skyworks Solutions all negatively affected the fund's return. Conversely, choices in the capital goods segment of industrials was beneficial, led by a stake in non-benchmark diversified technology company Roper Technologies. Interactive Brokers Group, an out-of-index global electronic broker, also helped on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	3.5	2.6
Roper Technologies, Inc.	3.2	2.5
IDEX Corp.	2.5	0.0
Wabtec Corp.	2.1	0.0
PPG Industries, Inc.	1.5	1.0
Ecolab, Inc.	1.5	1.6
Jarden Corp.	1.4	1.5
Capital One Financial Corp.	1.4	1.3
NVR, Inc.	1.3	0.9
Teledyne Technologies, Inc.	1.3	0.0
	19.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	22.9
Information Technology	16.9	17.1
Industrials	14.8	16.2
Consumer Discretionary	13.1	13.2
Health Care	8.3	8.5

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks and Equity Futures	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 6.0%

As of May 31, 2015 *
Stocks and Equity Futures	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 6.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.4%
Dorman Products, Inc. (a)(b)	186,700	$8,909
Automobiles - 0.7%
Harley-Davidson, Inc.	337,800	16,525
Distributors - 0.4%
LKQ Corp. (a)	313,300	9,239
Household Durables - 3.4%
Jarden Corp. (a)	733,072	34,220
NVR, Inc. (a)	18,900	31,799
Tupperware Brands Corp.	264,500	15,016
		81,035
Internet & Catalog Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	473,510	12,539
Media - 1.8%
AMC Networks, Inc. Class A (a)	195,300	15,880
Liberty Broadband Corp. Class A (a)	57,081	3,026
Scripps Networks Interactive, Inc. Class A	222,200	12,621
Viacom, Inc. Class B (non-vtg.)	266,100	13,249
		44,776
Multiline Retail - 0.9%
Dollar General Corp.	341,300	22,324
Specialty Retail - 4.5%
AutoNation, Inc. (a)	341,200	21,810
Bed Bath & Beyond, Inc. (a)	165,800	9,039
Best Buy Co., Inc.	232,900	7,402
DSW, Inc. Class A	295,800	6,792
Foot Locker, Inc.	311,600	20,254
GameStop Corp. Class A	234,900	8,229
Ross Stores, Inc.	357,500	18,594
Sally Beauty Holdings, Inc. (a)	617,400	15,966
		108,086
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	12,700	622
Ralph Lauren Corp.	90,000	11,179
		11,801

TOTAL CONSUMER DISCRETIONARY		315,234

CONSUMER STAPLES - 4.2%
Beverages - 1.1%
Coca-Cola Enterprises, Inc.	193,600	9,738
Dr. Pepper Snapple Group, Inc.	77,900	6,992
Molson Coors Brewing Co. Class B	93,300	8,586
		25,316
Food & Staples Retailing - 0.4%
United Natural Foods, Inc. (a)	169,200	7,430
Whole Foods Market, Inc.	96,800	2,822
		10,252
Food Products - 0.9%
Campbell Soup Co.	158,900	8,301
ConAgra Foods, Inc.	51,200	2,096
Mead Johnson Nutrition Co. Class A	67,900	5,472
Nomad Foods Ltd. (a)	62,478	775
The J.M. Smucker Co.	40,903	4,957
		21,601
Household Products - 1.0%
Church & Dwight Co., Inc.	187,800	16,108
Energizer Holdings, Inc.	232,700	7,870
		23,978
Personal Products - 0.5%
Edgewell Personal Care Co. (a)	154,700	12,453
Tobacco - 0.3%
Universal Corp. (b)	102,200	5,778

TOTAL CONSUMER STAPLES		99,378

ENERGY - 3.2%
Energy Equipment & Services - 1.0%
Bristow Group, Inc.	170,700	5,215
Dril-Quip, Inc. (a)	168,800	10,653
Oil States International, Inc. (a)	221,000	7,010
		22,878
Oil, Gas & Consumable Fuels - 2.2%
Cabot Oil & Gas Corp.	247,700	4,664
Cimarex Energy Co.	56,600	6,737
Energen Corp.	213,500	12,658
HollyFrontier Corp.	366,300	17,612
PDC Energy, Inc. (a)	75,100	4,242
Stone Energy Corp. (a)	506,400	3,692
Whiting Petroleum Corp. (a)	271,000	4,474
		54,079

TOTAL ENERGY		76,957

FINANCIALS - 24.8%
Banks - 3.7%
Aldermore Group PLC	2,108,400	7,462
Comerica, Inc.	126,100	5,845
Huntington Bancshares, Inc.	1,521,178	17,783
Prosperity Bancshares, Inc.	151,100	8,372
Shawbrook Group PLC	1,538,100	7,707
Signature Bank (a)	118,700	18,772
Synovus Financial Corp.	591,727	19,752
The Jammu & Kashmir Bank Ltd.	2,642,702	3,377
		89,070
Capital Markets - 1.9%
Fortress Investment Group LLC	478,300	2,612
Interactive Brokers Group, Inc.	571,967	24,800
KCG Holdings, Inc. Class A (a)	315,344	4,071
MLP AG	1,566,600	6,372
Oaktree Capital Group LLC Class A	102,900	5,025
Vontobel Holdings AG	81,403	3,659
		46,539
Consumer Finance - 2.8%
Capital One Financial Corp.	429,900	33,751
Enova International, Inc. (a)	295,067	2,219
Navient Corp.	593,916	7,074
OneMain Holdings, Inc. (a)	227,080	11,004
SLM Corp. (a)	1,781,916	12,037
		66,085
Diversified Financial Services - 1.1%
Alexander Forbes Group Holding	8,160,135	3,697
MSCI, Inc. Class A	332,000	23,280
		26,977
Insurance - 4.9%
Allied World Assurance Co. Holdings AG	200,000	7,264
AmTrust Financial Services, Inc.	194,200	12,139
Arthur J. Gallagher & Co.	687,500	30,078
CNO Financial Group, Inc.	665,900	13,471
Direct Line Insurance Group PLC	3,189,858	19,784
Fairfax Financial Holdings Ltd. (sub. vtg.)	20,400	9,794
Hanover Insurance Group, Inc.	201,500	17,047
ProAssurance Corp.	164,300	8,693
		118,270
Real Estate Investment Trusts - 9.4%
Altisource Residential Corp. Class B	432,521	5,727
Cousins Properties, Inc.	595,858	5,857
DCT Industrial Trust, Inc.	202,400	7,726
Empire State Realty Trust, Inc.	367,100	6,751
Equity Lifestyle Properties, Inc.	215,500	13,443
Essex Property Trust, Inc.	42,000	9,693
Extra Space Storage, Inc.	233,700	19,572
FelCor Lodging Trust, Inc.	1,315,200	10,548
Healthcare Realty Trust, Inc.	244,500	6,648
InfraReit, Inc.	210,500	4,246
Liberty Property Trust (SBI)	68,500	2,322
Mack-Cali Realty Corp.	624,700	14,680
Mid-America Apartment Communities, Inc.	212,250	18,797
Outfront Media, Inc.	285,800	6,531
Parkway Properties, Inc.	621,100	10,608
Potlatch Corp.	190,900	6,380
Ramco-Gershenson Properties Trust (SBI)	762,300	12,860
Redwood Trust, Inc.	358,100	4,935
Sabra Health Care REIT, Inc.	485,000	10,030
SL Green Realty Corp.	29,965	3,538
Store Capital Corp.	324,700	7,390
Taubman Centers, Inc.	183,700	13,203
The GEO Group, Inc.	138,450	4,059
Urban Edge Properties	861,500	20,667
		226,211
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	239,650	8,980
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd. (a)	330,800	8,177
LIC Housing Finance Ltd. (a)	790,000	5,759
		13,936

TOTAL FINANCIALS		596,068

HEALTH CARE - 8.3%
Biotechnology - 0.8%
AMAG Pharmaceuticals, Inc. (a)	180,000	4,792
Puma Biotechnology, Inc. (a)	50,000	3,765
Vertex Pharmaceuticals, Inc. (a)	88,000	11,384
		19,941
Health Care Equipment & Supplies - 3.4%
Boston Scientific Corp. (a)	1,040,000	19,011
CONMED Corp.	170,000	7,225
Nevro Corp.	150,000	9,057
The Cooper Companies, Inc.	140,000	20,475
Wright Medical Group NV (a)	620,000	13,280
Zimmer Biomet Holdings, Inc.	120,000	12,121
		81,169
Health Care Providers & Services - 1.8%
Adeptus Health, Inc. Class A (a)(b)	116,000	6,970
HCA Holdings, Inc. (a)	128,000	8,712
MEDNAX, Inc. (a)	270,000	19,270
Surgical Care Affiliates, Inc. (a)	230,000	8,549
		43,501
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	330,000	13,801
Pharmaceuticals - 1.7%
Catalent, Inc. (a)	560,000	15,596
Endo Health Solutions, Inc. (a)	255,000	15,677
Prestige Brands Holdings, Inc. (a)	190,000	9,669
		40,942

TOTAL HEALTH CARE		199,354

INDUSTRIALS - 14.8%
Aerospace & Defense - 1.3%
Teledyne Technologies, Inc. (a)	338,336	31,299
Electrical Equipment - 3.5%
AMETEK, Inc.	1,497,390	84,543
Industrial Conglomerates - 3.2%
Roper Technologies, Inc.	404,220	78,213
Machinery - 5.7%
IDEX Corp.	755,100	59,502
WABCO Holdings, Inc. (a)	247,950	26,650
Wabtec Corp.	630,100	50,484
		136,636
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	236,440	18,499
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	146,500	6,657

TOTAL INDUSTRIALS		355,847

INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 0.4%
F5 Networks, Inc. (a)	97,230	10,015
Electronic Equipment & Components - 2.4%
CDW Corp.	445,700	19,241
IPG Photonics Corp. (a)(b)	161,700	14,745
Trimble Navigation Ltd. (a)	968,700	22,183
		56,169
Internet Software & Services - 1.2%
IAC/InterActiveCorp	123,600	7,761
Rackspace Hosting, Inc. (a)	748,200	21,413
Velti PLC (a)(c)	215,084	1
		29,175
IT Services - 4.8%
Alliance Data Systems Corp. (a)	88,900	25,501
Blackhawk Network Holdings, Inc. (a)	170,000	8,050
Cognizant Technology Solutions Corp. Class A (a)	367,600	23,740
Maximus, Inc.	545,500	30,957
PayPal Holdings, Inc. (a)	176,100	6,209
Total System Services, Inc.	292,300	16,357
Virtusa Corp. (a)	102,200	5,033
		115,847
Semiconductors & Semiconductor Equipment - 3.4%
Cirrus Logic, Inc. (a)	301,300	9,961
Cree, Inc. (a)(b)	558,600	15,440
Cypress Semiconductor Corp. (b)	918,500	9,938
Lam Research Corp.	57,800	4,520
Marvell Technology Group Ltd.	1,344,500	11,912
Micron Technology, Inc. (a)	500,600	7,975
NXP Semiconductors NV (a)	153,600	14,355
Skyworks Solutions, Inc.	74,200	6,160
		80,261
Software - 3.3%
Adobe Systems, Inc. (a)	68,900	6,302
Citrix Systems, Inc. (a)	198,000	15,181
CommVault Systems, Inc. (a)	340,800	13,966
Fair Isaac Corp.	209,600	19,964
Rovi Corp. (a)	179,170	2,116
Salesforce.com, Inc. (a)	134,600	10,726
Synchronoss Technologies, Inc. (a)	25,100	988
VMware, Inc. Class A (a)(b)	68,700	4,219
Workday, Inc. Class A (a)	77,000	6,446
		79,908
Technology Hardware, Storage & Peripherals - 1.4%
SanDisk Corp.	144,200	10,652
Western Digital Corp.	376,000	23,466
		34,118

TOTAL INFORMATION TECHNOLOGY		405,493

MATERIALS - 6.5%
Chemicals - 5.9%
CF Industries Holdings, Inc.	388,000	17,902
Eastman Chemical Co.	217,800	15,823
Ecolab, Inc.	297,579	35,460
PPG Industries, Inc.	336,700	35,603
Sherwin-Williams Co.	77,800	21,478
W.R. Grace & Co. (a)	165,397	16,245
		142,511
Containers & Packaging - 0.6%
WestRock Co.	267,400	13,538

TOTAL MATERIALS		156,049

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc.	38,700	1,299
Zayo Group Holdings, Inc. (a)	38,300	931
		2,230
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	26,900	955

TOTAL TELECOMMUNICATION SERVICES		3,185

UTILITIES - 4.4%
Electric Utilities - 2.2%
Hawaiian Electric Industries, Inc.	135,000	3,858
OGE Energy Corp.	492,126	12,849
Pinnacle West Capital Corp.	132,900	8,421
PNM Resources, Inc.	656,600	19,041
Portland General Electric Co.	95,300	3,518
Westar Energy, Inc.	152,803	6,522
		54,209
Gas Utilities - 1.5%
Atmos Energy Corp.	210,940	13,144
National Fuel Gas Co.	191,111	8,738
Questar Corp.	279,900	5,304
Southwest Gas Corp.	143,263	8,034
		35,220
Independent Power and Renewable Electricity Producers - 0.7%
Black Hills Corp. (b)	198,735	8,530
Calpine Corp. (a)	500,300	7,394
		15,924

TOTAL UTILITIES		105,353

TOTAL COMMON STOCKS
(Cost $2,306,814)		2,312,918
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.1% 1/28/16 (d)
(Cost $660)	660	660
	Shares	Value (000s)

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.18% (e)	91,429,328	$91,429
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	55,766,450	55,766
TOTAL MONEY MARKET FUNDS
(Cost $147,195)		147,195
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $2,454,669)		2,460,773
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(57,656)
NET ASSETS - 100%		$2,403,117

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
75 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	10,951	$219

The face value of futures purchased as a percentage of Net Assets is 0.5%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $6,856,000.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $660,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Velti PLC	4/19/13	$323

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$88
Fidelity Securities Lending Cash Central Fund	295
Total	$383

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$315,234	$315,234	$--	$--
Consumer Staples	99,378	99,378	--	--
Energy	76,957	76,957	--	--
Financials	596,068	596,068	--	--
Health Care	199,354	199,354	--	--
Industrials	355,847	355,847	--	--
Information Technology	405,493	405,492	1	--
Materials	156,049	156,049	--	--
Telecommunication Services	3,185	3,185	--	--
Utilities	105,353	105,353	--	--
U.S. Government and Government Agency Obligations	660	--	660	--
Money Market Funds	147,195	147,195	--	--
Total Investments in Securities:	$2,460,773	$2,460,112	$661	$--
Derivative Instruments:
Assets
Futures Contracts	$219	$219	$--	$--
Total Assets	$219	$219	$--	$--
Total Derivative Instruments:	$219	$219	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	(Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts(a)	$219	$0
Total Equity Risk	$219	$0
Total Value of Derivatives	$219	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $54,545) — See accompanying schedule: Unaffiliated issuers (cost $2,307,474)	$2,313,578
Fidelity Central Funds (cost $147,195)	147,195
Total Investments (cost $2,454,669)		$2,460,773
Cash		84
Receivable for investments sold		5,727
Receivable for fund shares sold		1,407
Dividends receivable		1,423
Distributions receivable from Fidelity Central Funds		40
Prepaid expenses		6
Other receivables		26
Total assets		2,469,486
Liabilities
Payable for investments purchased	$4,256
Payable for fund shares redeemed	4,322
Accrued management fee	843
Distribution and service plan fees payable	543
Payable for daily variation margin for derivative instruments	82
Other affiliated payables	498
Other payables and accrued expenses	59
Collateral on securities loaned, at value	55,766
Total liabilities		66,369
Net Assets		$2,403,117
Net Assets consist of:
Paid in capital		$2,358,912
Undistributed net investment income		1,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		36,800
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,304
Net Assets		$2,403,117
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($592,521 ÷ 18,511.05 shares)		$32.01
Maximum offering price per share (100/94.25 of $32.01)		$33.96
Class T:
Net Asset Value and redemption price per share ($681,417 ÷ 21,191.40 shares)		$32.16
Maximum offering price per share (100/96.50 of $32.16)		$33.33
Class B:
Net Asset Value and offering price per share ($9,548 ÷ 324.61 shares)(a)		$29.41
Class C:
Net Asset Value and offering price per share ($154,546 ÷ 5,242.53 shares)(a)		$29.48
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($486,252 ÷ 14,586.72 shares)		$33.34
Class I:
Net Asset Value, offering price and redemption price per share ($478,833 ÷ 14,339.82 shares)		$33.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$30,394
Interest		1
Income from Fidelity Central Funds		383
Total income		30,778
Expenses
Management fee
Basic fee	$13,923
Performance adjustment	(1,608)
Transfer agent fees	5,607
Distribution and service plan fees	7,168
Accounting and security lending fees	771
Custodian fees and expenses	69
Independent trustees' compensation	11
Registration fees	116
Audit	62
Legal	20
Miscellaneous	17
Total expenses before reductions	26,156
Expense reductions	(255)	25,901
Net investment income (loss)		4,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	273,424
Foreign currency transactions	(26)
Futures contracts	1,414
Total net realized gain (loss)		274,812
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7)	(264,738)
Assets and liabilities in foreign currencies	(7)
Futures contracts	243
Total change in net unrealized appreciation (depreciation)		(264,502)
Net gain (loss)		10,310
Net increase (decrease) in net assets resulting from operations		$15,187

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,877	$3,875
Net realized gain (loss)	274,812	302,104
Change in net unrealized appreciation (depreciation)	(264,502)	(34,271)
Net increase (decrease) in net assets resulting from operations	15,187	271,708
Distributions to shareholders from net investment income	(2,753)	(1,252)
Share transactions - net increase (decrease)	(166,510)	147,034
Total increase (decrease) in net assets	(154,076)	417,490
Net Assets
Beginning of period	2,557,193	2,139,703
End of period (including undistributed net investment income of $1,101 and undistributed net investment income of $708, respectively)	$2,403,117	$2,557,193

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$28.37	$22.16	$19.15	$19.22
Income from Investment Operations
Net investment income (loss)A	.08	.08	.10	.09	.08B
Net realized and unrealized gain (loss)	.13	3.36	6.29	3.02	(.15)
Total from investment operations	.21	3.44	6.39	3.11	(.07)
Distributions from net investment income	–	(.01)	(.14)	(.10)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	(.01)	(.18)	(.10)	–
Net asset value, end of period	$32.01	$31.80	$28.37	$22.16	$19.15
Total ReturnC,D	.66%	12.11%	29.07%	16.32%	(.36)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.05%	.95%	.94%	.92%
Expenses net of fee waivers, if any	.98%	1.05%	.95%	.94%	.92%
Expenses net of all reductions	.97%	1.05%	.92%	.94%	.91%
Net investment income (loss)	.24%	.26%	.39%	.41%	.39%B
Supplemental Data
Net assets, end of period (in millions)	$593	$652	$692	$593	$644
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.02	$28.63	$22.36	$19.30	$19.41
Income from Investment Operations
Net investment income (loss)A	–	.01	.04	.05	.04B
Net realized and unrealized gain (loss)	.14	3.38	6.36	3.05	(.15)
Total from investment operations	.14	3.39	6.40	3.10	(.11)
Distributions from net investment income	–	–	(.09)	(.04)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	–	–	(.13)	(.04)	–
Net asset value, end of period	$32.16	$32.02	$28.63	$22.36	$19.30
Total ReturnC,D	.44%	11.84%	28.80%	16.12%	(.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.28%	1.16%	1.14%	1.11%
Expenses net of fee waivers, if any	1.21%	1.28%	1.16%	1.14%	1.11%
Expenses net of all reductions	1.21%	1.27%	1.13%	1.13%	1.10%
Net investment income (loss)	.01%	.03%	.17%	.22%	.20%B
Supplemental Data
Net assets, end of period (in millions)	$681	$794	$817	$755	$871
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.47	$26.51	$20.71	$17.94	$18.15
Income from Investment Operations
Net investment income (loss)A	(.18)	(.16)	(.10)	(.07)	(.07)B
Net realized and unrealized gain (loss)	.12	3.12	5.90	2.84	(.14)
Total from investment operations	(.06)	2.96	5.80	2.77	(.21)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$29.41	$29.47	$26.51	$20.71	$17.94
Total ReturnC,D	(.20)%	11.17%	28.01%	15.44%	(1.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of fee waivers, if any	1.83%	1.89%	1.76%	1.73%	1.71%
Expenses net of all reductions	1.82%	1.88%	1.74%	1.73%	1.70%
Net investment income (loss)	(.61)%	(.58)%	(.43)%	(.38)%	(.40)%B
Supplemental Data
Net assets, end of period (in millions)	$10	$16	$21	$22	$28
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$26.52	$20.73	$17.95	$18.15
Income from Investment Operations
Net investment income (loss)A	(.15)	(.14)	(.09)	(.06)	(.07)B
Net realized and unrealized gain (loss)	.12	3.13	5.91	2.84	(.13)
Total from investment operations	(.03)	2.99	5.82	2.78	(.20)
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	–	–	(.03)	–	–
Net asset value, end of period	$29.48	$29.51	$26.52	$20.73	$17.95
Total ReturnC,D	(.10)%	11.27%	28.09%	15.49%	(1.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.80%	1.69%	1.68%	1.66%
Expenses net of fee waivers, if any	1.73%	1.80%	1.69%	1.68%	1.66%
Expenses net of all reductions	1.73%	1.80%	1.67%	1.68%	1.65%
Net investment income (loss)	(.51)%	(.49)%	(.36)%	(.33)%	(.35)%B
Supplemental Data
Net assets, end of period (in millions)	$155	$172	$172	$141	$150
Portfolio turnover rateG	109%	89%	79%H	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Mid Cap Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$33.14	$29.56	$23.14	$21.20
Income from Investment Operations
Net investment income (loss)B	.16	.16	.17	.09
Net realized and unrealized gain (loss)	.14	3.49	6.54	1.85
Total from investment operations	.30	3.65	6.71	1.94
Distributions from net investment income	(.10)	(.07)	(.25)	–
Distributions from net realized gain	–	–	(.04)	–
Total distributions	(.10)	(.07)	(.29)	–
Net asset value, end of period	$33.34	$33.14	$29.56	$23.14
Total ReturnC,D	.90%	12.38%	29.36%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.81%	.71%	.59%G
Expenses net of fee waivers, if any	.74%	.81%	.71%	.59%G
Expenses net of all reductions	.74%	.81%	.69%	.58%G
Net investment income (loss)	.48%	.50%	.62%	.86%G
Supplemental Data
Net assets, end of period (in millions)	$486	$553	$225	$1
Portfolio turnover rateH	109%	89%	79%I	72%

 A For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Stock Selector Mid Cap Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.22	$29.64	$23.14	$20.01	$20.02
Income from Investment Operations
Net investment income (loss)A	.13	.16	.18	.15	.14B
Net realized and unrealized gain (loss)	.14	3.50	6.56	3.15	(.15)
Total from investment operations	.27	3.66	6.74	3.30	(.01)
Distributions from net investment income	(.10)	(.08)	(.20)	(.17)	–
Distributions from net realized gain	–	–	(.04)	–	–
Total distributions	(.10)	(.08)	(.24)	(.17)	–
Net asset value, end of period	$33.39	$33.22	$29.64	$23.14	$20.01
Total ReturnC	.80%	12.39%	29.44%	16.66%	(.05)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.83%	.80%	.67%	.65%	.62%
Expenses net of fee waivers, if any	.83%	.80%	.67%	.65%	.62%
Expenses net of all reductions	.82%	.80%	.65%	.64%	.61%
Net investment income (loss)	.39%	.51%	.66%	.71%	.69%B
Supplemental Data
Net assets, end of period (in millions)	$479	$371	$214	$172	$234
Portfolio turnover rateF	109%	89%	79%G	72%	198%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$219,576
Gross unrealized depreciation	(215,300)
Net unrealized appreciation (depreciation) on securities	$4,276
Tax Cost	$2,456,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,101
Undistributed long-term capital gain	$39,098
Net unrealized appreciation (depreciation) on securities and other investments	$4,263

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal Year of expiration
2016	$(250)

The tax character of distributions paid was as follows:

	2015	2014
Ordinary Income	$2,753	$ 1,252

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,414 and a change in net unrealized appreciation (depreciation) of $243 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,694,262 and $2,894,464, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,588	$4
Class T	.25%	.25%	3,773	8
Class B	.75%	.25%	130	98
Class C	.75%	.25%	1,677	26
			$7,168	$136

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class T	19
Class B(a)	3
Class C(a)	7
$66

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,304.21
Class T	1,431.19
Class B	39.30
Class C	350.21
Fidelity Stock Selector Mid Cap Fund	1,196.22
Class I	1,287.30
	$5,607

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $42 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,673. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $295, including $10 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $195 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10 and a portion of class-level operating expenses as follows:

Amount
Class A	$15
Class T	19
Class B	–(a)
Class C	4
Fidelity Stock Selector Mid Cap Fund	8
Class I	4
$50

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–	$146
Fidelity Stock Selector Mid Cap Fund	1,667	530
Class I	1,086	576
Total	$2,753	$1,252

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	1,378	1,462	$44,847	$44,155
Reinvestment of distributions	–	5	–	134
Shares redeemed	(3,369)	(5,341)	(109,342)	(162,259)
Net increase (decrease)	(1,991)	(3,874)	$(64,495)	$(117,970)
Class T
Shares sold	1,615	1,902	$53,028	$57,696
Shares redeemed	(5,214)	(5,637)	(170,224)	(170,461)
Net increase (decrease)	(3,599)	(3,735)	$(117,196)	$(112,765)
Class B
Shares sold	2	3	$36	$76
Shares redeemed	(219)	(244)	(6,583)	(6,801)
Net increase (decrease)	(217)	(241)	$(6,547)	$(6,725)
Class C
Shares sold	234	175	$7,096	$4,902
Shares redeemed	(818)	(833)	(24,477)	(23,364)
Net increase (decrease)	(584)	(658)	$(17,381)	$(18,462)
Fidelity Stock Selector Mid Cap Fund
Shares sold	939	10,810	$31,733	$334,414
Reinvestment of distributions	49	18	1,651	518
Shares redeemed	(3,087)	(1,745)	(101,545)	(54,485)
Net increase (decrease)	(2,099)	9,083	$(68,161)	$280,447
Class I
Shares sold	5,194	5,585	$175,072	$173,899
Reinvestment of distributions	30	17	1,015	502
Shares redeemed	(2,041)	(1,659)	(68,817)	(51,892)
Net increase (decrease)	3,183	3,943	$107,270	$122,509

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Stock Selector Mid Cap Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$951.50	$4.60
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$950.60	$5.72
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$947.20	$8.69
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.69%
Actual		$1,000.00	$947.90	$8.25
Hypothetical-C		$1,000.00	$1,016.60	$8.54
Fidelity Stock Selector Mid Cap Fund	.70%
Actual		$1,000.00	$952.80	$3.43
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class I	.80%
Actual		$1,000.00	$952.10	$3.91
Hypothetical-C		$1,000.00	$1,021.06	$4.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Stock Selector Mid Cap Fund	12/21/15	12/18/15	$0.115	$0.470
	01/19/16	01/15/16	$0.000	$0.059

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $41,177,168 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders:

	December 19, 2014	December 29, 2014
Fidelity Stock Selector Mid Cap Fund	91%	90%

Fidelity Stock Selector Mid Cap Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Equity Income Fund Class Z Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z	(3.20)%	11.78%	5.13%

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class Z on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class Z.

Period Ending Values
$16,492	Fidelity Advisor® Equity Income Fund - Class Z
$18,627	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Morrow:  For the year, fund’s share classes (excluding sales charges, if applicable) struggled to low-single-digit declines, significantly trailing the -1.01% return of the benchmark Russell 3000® Value Index. The fund was hurt most by poor stock picking in the energy and materials sectors, especially master limited partnership Williams Partners and its majority-owner, energy transportation company Williams Companies. Both of these non-benchmark entities were hard hit by upheaval in the energy business. CONSOL Energy, a producer of coal and natural gas, also detracted. Despite the multiple challenges we saw in energy, the fund benefited from largely avoiding Exxon Mobil and not owning ConocoPhillips, two integrated energy firms whose risk/reward trade-off struck me as less attractive than others. In contrast, JPMorgan Chase, among the fund’s largest holdings and a notable overweighting, contributed meaningfully. I saw JPMorgan as a relatively inexpensive stock in an increasingly expensive market. The fund also was helped by a position in Chubb, a provider of property and casualty insurance. During the period, insurance company ACE Limited agreed to acquire Chubb for a significant premium. Although I did not anticipate this event, I’m not surprised that a buyer emerged for a company I, too, found to be a very well-priced company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.4	4.3
General Electric Co.(a)	3.9	3.8
Chevron Corp.	3.7	2.8
JPMorgan Chase & Co.	3.3	4.5
Procter & Gamble Co.	3.1	2.4
United Parcel Service, Inc. Class B(a)	2.5	2.1
AT&T, Inc.	2.0	1.3
Cisco Systems, Inc.	1.9	2.0
MetLife, Inc.	1.8	1.5
Verizon Communications, Inc.	1.8	1.7
	29.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	27.4
Industrials	11.8	11.8
Information Technology	11.6	12.5
Health Care	10.4	9.9
Energy	9.8	10.2

Asset Allocation (% of fund's net assets)

As of November 30, 2015*,**
Stocks	94.7%
Bonds	0.1%
Convertible Securities	0.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Written options - (0.1)%

 ** Foreign investments - 9.1%

As of May 31, 2015*,**
Stocks	93.8%
Bonds	0.2%
Convertible Securities	1.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Written options - 0.0%

 ** Foreign investments - 10.4%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 94.5%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.7%
Automobiles - 1.1%
General Motors Co.		620,600	$22,466
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC		13,500	235
Dunkin' Brands Group, Inc. (a)		119,400	5,065
McDonald's Corp. (b)		131,417	15,003
Whitbread PLC		15,604	1,069
Yum! Brands, Inc. (b)		90,721	6,578
			27,950
Household Durables - 0.6%
M.D.C. Holdings, Inc.		185,600	4,868
Tupperware Brands Corp.		149,800	8,504
			13,372
Leisure Products - 0.9%
Mattel, Inc. (a)		422,600	10,506
New Academy Holding Co. LLC unit (c)(d)(e)		52,800	7,983
			18,489
Media - 1.6%
Comcast Corp. Class A		487,374	29,662
Time Warner, Inc.		60,800	4,255
			33,917
Multiline Retail - 1.6%
Kohl's Corp.		97,648	4,602
Macy's, Inc.		185,100	7,234
Target Corp.		316,955	22,979
			34,815
Specialty Retail - 0.6%
Foot Locker, Inc.		97,100	6,312
GNC Holdings, Inc.		167,000	4,978
Stage Stores, Inc. (a)		284,361	2,201
			13,491

TOTAL CONSUMER DISCRETIONARY			164,500

CONSUMER STAPLES - 8.8%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR		53,000	6,808
Molson Coors Brewing Co. Class B (b)		93,505	8,605
The Coca-Cola Co.		480,200	20,466
			35,879
Food & Staples Retailing - 2.7%
CVS Health Corp.		324,000	30,485
Tesco PLC		677,700	1,705
Wal-Mart Stores, Inc.		251,850	14,819
Walgreens Boots Alliance, Inc.		98,744	8,297
Whole Foods Market, Inc.		91,200	2,658
			57,964
Food Products - 1.1%
B&G Foods, Inc. Class A		136,354	5,151
Sanderson Farms, Inc. (a)		35,200	2,633
The Hershey Co. (b)		196,900	16,994
			24,778
Household Products - 3.1%
Procter & Gamble Co.		888,617	66,504
Personal Products - 0.2%
Avon Products, Inc. (a)		1,151,900	3,974

TOTAL CONSUMER STAPLES			189,099

ENERGY - 9.6%
Energy Equipment & Services - 0.4%
Ensco PLC Class A		243,224	4,164
National Oilwell Varco, Inc.		73,949	2,761
Oceaneering International, Inc.		63,100	2,760
			9,685
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.		100,545	6,023
Apache Corp.		258,227	12,700
Avance Gas Holding Ltd. (a)		179,455	2,437
BW LPG Ltd.		350,634	3,026
Cameco Corp.		123,900	1,514
Chevron Corp.		875,869	79,984
CONSOL Energy, Inc. (a)		320,375	2,525
Foresight Energy LP (a)		257,600	1,108
Golar LNG Ltd.		68,300	1,868
Imperial Oil Ltd.		48,000	1,559
Kinder Morgan, Inc.		359,300	8,469
Legacy Reserves LP		505,299	1,577
Markwest Energy Partners LP		235,991	11,328
Noble Energy, Inc.		138,200	5,068
Suncor Energy, Inc.		795,700	21,986
The Williams Companies, Inc.		555,950	20,326
Williams Partners LP		547,815	15,021
			196,519

TOTAL ENERGY			206,204

FINANCIALS - 24.6%
Banks - 11.4%
Bank of America Corp.		1,549,400	27,006
BB&T Corp.		26,700	1,031
Comerica, Inc.		232,180	10,762
First Niagara Financial Group, Inc.		724,200	7,807
FirstMerit Corp.		348,340	7,047
JPMorgan Chase & Co.		1,055,557	70,385
KeyCorp		533,000	6,988
Lloyds Banking Group PLC		1,703,700	1,871
M&T Bank Corp.		245,517	30,771
Regions Financial Corp.		1,332,300	13,510
Standard Chartered PLC:
rights 12/10/15 (d)		116,110	159
(United Kingdom)		406,386	3,410
SunTrust Banks, Inc.		373,100	16,200
U.S. Bancorp		452,700	19,869
Wells Fargo & Co. (b)		486,550	26,809
			243,625
Capital Markets - 5.5%
Apollo Global Management LLC Class A		35,500	580
Apollo Investment Corp. (a)		790,757	5,021
Ares Capital Corp.		375,042	5,933
Ares Management LP		170,880	2,404
KKR & Co. LP		1,844,596	31,192
Morgan Stanley		231,342	7,935
PJT Partners, Inc. (d)		27,955	655
State Street Corp.		356,899	25,904
The Blackstone Group LP		1,141,703	35,655
TPG Specialty Lending, Inc.		143,100	2,463
			117,742
Consumer Finance - 0.4%
Synchrony Financial (d)		251,257	7,998
Insurance - 4.8%
ACE Ltd.		105,911	12,164
MetLife, Inc.		769,857	39,332
Prudential Financial, Inc.		169,198	14,644
The Chubb Corp.		213,667	27,890
The Travelers Companies, Inc.		81,649	9,355
			103,385
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.		213,080	3,825
American Tower Corp.		11,800	1,173
Annaly Capital Management, Inc.		402,294	3,854
Care Capital Properties, Inc.		15,273	483
Coresite Realty Corp.		31,220	1,829
Cousins Properties, Inc.		356,400	3,503
Crown Castle International Corp.		77,900	6,692
Duke Realty LP		294,600	5,995
First Potomac Realty Trust		452,777	5,261
Piedmont Office Realty Trust, Inc. Class A		249,935	4,871
Public Storage		10,600	2,545
Retail Properties America, Inc.		165,897	2,538
Sabra Health Care REIT, Inc.		70,700	1,462
Two Harbors Investment Corp.		301,541	2,563
Ventas, Inc.		61,094	3,259
			49,853
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.		239,290	3,410

TOTAL FINANCIALS			526,013

HEALTH CARE - 10.3%
Biotechnology - 1.0%
AbbVie, Inc.		119,100	6,926
Amgen, Inc.		57,949	9,336
Gilead Sciences, Inc.		50,400	5,340
			21,602
Health Care Equipment & Supplies - 1.7%
DENTSPLY International, Inc.		81,300	4,932
Medtronic PLC (b)		369,982	27,874
St. Jude Medical, Inc.		66,462	4,194
			37,000
Health Care Providers & Services - 0.0%
Anthem, Inc.		44	6
Pharmaceuticals - 7.6%
GlaxoSmithKline PLC		914,000	18,575
Johnson & Johnson		1,137,318	115,136
Merck & Co., Inc.		100,700	5,338
Pfizer, Inc.		240,513	7,882
Sanofi SA		73,234	6,509
Teva Pharmaceutical Industries Ltd. sponsored ADR		135,700	8,540
			161,980

TOTAL HEALTH CARE			220,588

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.8%
General Dynamics Corp.		52,200	7,645
Raytheon Co.		71,000	8,806
The Boeing Co. (b)		124,200	18,065
United Technologies Corp.		262,907	25,252
			59,768
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.		80,979	5,460
PostNL NV (d)		1,871,900	6,256
United Parcel Service, Inc. Class B (b)		518,790	53,441
			65,157
Airlines - 0.2%
Copa Holdings SA Class A		82,000	4,235
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.		215,104	8,159
Republic Services, Inc.		60,089	2,640
			10,799
Electrical Equipment - 1.3%
Eaton Corp. PLC		203,500	11,836
Emerson Electric Co.		299,370	14,969
			26,805
Industrial Conglomerates - 3.9%
General Electric Co. (b)		2,769,054	82,905
Machinery - 0.1%
Cummins, Inc.		26,100	2,620
Professional Services - 0.0%
Acacia Research Corp. (a)		153,060	905

TOTAL INDUSTRIALS			253,194

INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 2.9%
Cisco Systems, Inc.		1,473,353	40,149
QUALCOMM, Inc.		468,889	22,877
			63,026
Electronic Equipment & Components - 0.5%
Hitachi Ltd.		536,000	3,164
TE Connectivity Ltd.		98,930	6,637
			9,801
Internet Software & Services - 0.4%
Yahoo!, Inc. (d)		278,200	9,406
IT Services - 2.9%
First Data Corp.		779,769	11,790
First Data Corp. Class A (d)		24,000	403
IBM Corp.		218,423	30,453
Paychex, Inc. (b)		367,878	19,957
			62,603
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.		951,877	17,867
Maxim Integrated Products, Inc.		288,600	11,189
			29,056
Software - 0.8%
Microsoft Corp. (b)		321,338	17,465
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.		187,700	22,205
EMC Corp.		1,069,300	27,096
Seagate Technology LLC		103,600	3,723
			53,024

TOTAL INFORMATION TECHNOLOGY			244,381

MATERIALS - 1.4%
Chemicals - 0.6%
LyondellBasell Industries NV Class A		60,200	5,768
Potash Corp. of Saskatchewan, Inc.		291,100	5,892
Syngenta AG sponsored ADR		4,500	333
Tronox Ltd. Class A		174,965	1,018
			13,011
Containers & Packaging - 0.5%
Packaging Corp. of America		89,600	6,092
WestRock Co.		99,000	5,012
			11,104
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.		202,514	1,657
Nucor Corp.		103,100	4,273
			5,930

TOTAL MATERIALS			30,045

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.		1,250,127	42,092
TDC A/S		226,900	1,192
Verizon Communications, Inc.		851,590	38,705
			81,989
Wireless Telecommunication Services - 0.1%
KDDI Corp.		94,900	2,354

TOTAL TELECOMMUNICATION SERVICES			84,343

UTILITIES - 4.9%
Electric Utilities - 4.7%
American Electric Power Co., Inc.		210,515	11,791
Entergy Corp.		118,500	7,896
Exelon Corp.		1,108,700	30,279
NextEra Energy, Inc.		18,986	1,896
PPL Corp.		658,000	22,398
Southern Co.		501,525	22,338
Xcel Energy, Inc.		100,900	3,598
			100,196
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.		299,400	5,075

TOTAL UTILITIES			105,271

TOTAL COMMON STOCKS
(Cost $1,902,926)			2,023,638

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
AmSurg Corp. Series A-1, 5.25%		5,900	938
Pharmaceuticals - 0.0%
Allergan PLC 5.50%		880	922
TOTAL HEALTH CARE			1,860
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%		14,600	902
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%		11,400	705
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 2.00% ZENS (d)		12,700	752
TOTAL UTILITIES			1,457

TOTAL CONVERTIBLE PREFERRED STOCKS			4,219

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG		16,608	2,302
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Ally Financial, Inc. 7.00% (f)		2,265	2,281

TOTAL NONCONVERTIBLE PREFERRED STOCKS			4,583

TOTAL PREFERRED STOCKS
(Cost $9,164)			8,802
		Principal Amount (000s)(g)	Value (000s)

Corporate Bonds - 0.5%
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18		460	709
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17		516	469
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		2,860	2,812
Whiting Petroleum Corp. 1.25% 4/1/20 (f)		840	739
			4,020
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (f)		1,800	1,789
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17 (h)		1,510	14
3% 12/15/20 (h)		2,160	20
Micron Technology, Inc. 3.125% 5/1/32		450	784
NXP Semiconductors NV 1% 12/1/19 (f)		910	1,051
			1,869
TOTAL INFORMATION TECHNOLOGY			3,658

TOTAL CONVERTIBLE BONDS			8,387

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (f)		1,240	1,085
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
Vector Group Ltd. 7.75% 2/15/21		905	962
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (h)		2,030	5

TOTAL NONCONVERTIBLE BONDS			2,052

TOTAL CORPORATE BONDS
(Cost $16,967)			10,439

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24%(f)(i)
(Cost $1,520)	EUR	990	1,137
		Shares	Value (000s)

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.18% (j)		92,725,145	92,725
Fidelity Securities Lending Cash Central Fund, 0.22% (j)(k)		23,547,494	23,547
TOTAL MONEY MARKET FUNDS
(Cost $116,272)			116,272
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $2,046,849)			2,160,288
NET OTHER ASSETS (LIABILITIES) - (0.9)%			(19,886)
NET ASSETS - 100%			$2,140,402

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
General Electric Co.	1/15/16 - $31.00	9,926	$303	$(253)
McDonald's Corp.	1/15/16 - $115.00	458	83	(109)
Medtronic PLC	1/15/16 - $77.50	1,215	229	(117)
Microsoft Corp.	12/18/15 - $55.00	1,366	123	(92)
Molson Coors Brewing Co. Class B	1/15/16 - $100.00	305	36	(15)
Paychex, Inc.	12/18/15 - $50.00	1,853	152	(788)
The Boeing Co.	1/15/16 - $150.00	409	157	(74)
The Hershey Co.	2/19/16 - $90.00	646	82	(111)
United Parcel Service, Inc. Class B	1/15/16 - $105.00	1,710	313	(255)
Wells Fargo & Co.	1/15/16 - $57.50	1,622	111	(74)
Yum! Brands, Inc.	1/15/16 - $75.00	293	51	(71)
TOTAL WRITTEN OPTIONS			$1,640	$(1,959)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $104,585,000.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,983,000 or 0.4% of net assets.

 (d) Non-income producing

 (e) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,894,000 or 0.5% of net assets.

 (g) Amount is stated in United States dollars unless otherwise noted.

 (h) Non-income producing - Security is in default.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$5,565

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$126
Fidelity Securities Lending Cash Central Fund	180
Total	$306

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$166,802	$156,282	$2,537	$7,983
Consumer Staples	189,099	187,394	1,705	--
Energy	206,204	206,204	--	--
Financials	528,294	524,142	4,152	--
Health Care	222,448	196,426	26,022	--
Industrials	253,194	253,194	--	--
Information Technology	244,381	232,591	11,790	--
Materials	30,045	30,045	--	--
Telecommunication Services	85,245	82,891	2,354	--
Utilities	106,728	105,976	752	--
Corporate Bonds	10,439	--	10,439	--
Preferred Securities	1,137	--	1,137	--
Money Market Funds	116,272	116,272	--	--
Total Investments in Securities:	$2,160,288	$2,091,417	$60,888	$7,983
Derivative Instruments:
Liabilities
Written Options	$(1,959)	$(1,959)	$--	$--
Total Liabilities	$(1,959)	$(1,959)	$--	$--
Total Derivative Instruments:	$(1,959)	$(1,959)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Written Options(a)	$0	$(1,959)
Total Equity Risk	$0	$(1,959)
Total Value of Derivatives	$0	$(1,959)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $23,187) — See accompanying schedule: Unaffiliated issuers (cost $1,930,577)	$2,044,016
Fidelity Central Funds (cost $116,272)	116,272
Total Investments (cost $2,046,849)		$2,160,288
Receivable for investments sold		3,887
Receivable for fund shares sold		674
Dividends receivable		7,838
Interest receivable		85
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		6
Other receivables		106
Total assets		2,172,917
Liabilities
Payable to custodian bank	$6
Payable for investments purchased	90
Payable for fund shares redeemed	4,887
Accrued management fee	808
Distribution and service plan fees payable	652
Written options, at value (premium received $1,640)	1,959
Other affiliated payables	416
Other payables and accrued expenses	150
Collateral on securities loaned, at value	23,547
Total liabilities		32,515
Net Assets		$2,140,402
Net Assets consist of:
Paid in capital		$1,867,306
Undistributed net investment income		16,088
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		143,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,104
Net Assets		$2,140,402
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($687,822 ÷ 22,116.10 shares)		$31.10
Maximum offering price per share (100/94.25 of $31.10)		$33.00
Class T:
Net Asset Value and redemption price per share ($812,999 ÷ 25,697.37 shares)		$31.64
Maximum offering price per share (100/96.50 of $31.64)		$32.79
Class B:
Net Asset Value and offering price per share ($10,079 ÷ 321.57 shares)(a)		$31.34
Class C:
Net Asset Value and offering price per share ($187,196 ÷ 5,992.07 shares)(a)		$31.24
Class I:
Net Asset Value, offering price and redemption price per share ($428,052 ÷ 13,288.20 shares)		$32.21
Class Z:
Net Asset Value, offering price and redemption price per share ($14,254 ÷ 442.57 shares)		$32.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$86,344
Interest		1,590
Income from Fidelity Central Funds		306
Total income		88,240
Expenses
Management fee	$10,432
Transfer agent fees	4,662
Distribution and service plan fees	8,483
Accounting and security lending fees	702
Custodian fees and expenses	58
Independent trustees' compensation	10
Registration fees	104
Audit	70
Legal	10
Miscellaneous	28
Total expenses before reductions	24,559
Expense reductions	(179)	24,380
Net investment income (loss)		63,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,314
Foreign currency transactions	(35)
Written options	5,913
Total net realized gain (loss)		155,192
Change in net unrealized appreciation (depreciation) on: Investment securities	(305,822)
Assets and liabilities in foreign currencies	16
Written options	303
Total change in net unrealized appreciation (depreciation)		(305,503)
Net gain (loss)		(150,311)
Net increase (decrease) in net assets resulting from operations		$(86,451)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,860	$60,679
Net realized gain (loss)	155,192	202,288
Change in net unrealized appreciation (depreciation)	(305,503)	813
Net increase (decrease) in net assets resulting from operations	(86,451)	263,780
Distributions to shareholders from net investment income	(66,216)	(45,196)
Distributions to shareholders from net realized gain	(81,483)	(2,749)
Total distributions	(147,699)	(47,945)
Share transactions - net increase (decrease)	(126,756)	(180,981)
Total increase (decrease) in net assets	(360,906)	34,854
Net Assets
Beginning of period	2,501,308	2,466,454
End of period (including undistributed net investment income of $16,088 and undistributed net investment income of $22,526, respectively)	$2,140,402	$2,501,308

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.44	$31.60	$25.55	$22.18	$21.07
Income from Investment Operations
Net investment income (loss)A	.92	.84B	.60	.61	.42
Net realized and unrealized gain (loss)	(2.15)	2.67	6.06	3.32	1.11
Total from investment operations	(1.23)	3.51	6.66	3.93	1.53
Distributions from net investment income	(.98)	(.64)	(.58)	(.56)	(.42)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.11)C	(.67)D	(.61)	(.56)	(.42)
Net asset value, end of period	$31.10	$34.44	$31.60	$25.55	$22.18
Total ReturnE,F	(3.61)%	11.28%	26.43%	17.90%	7.25%
Ratios to Average Net AssetsG,H
Expenses before reductions	.95%	.96%	.98%	1.02%	1.03%
Expenses net of fee waivers, if any	.95%	.96%	.98%	1.02%	1.03%
Expenses net of all reductions	.94%	.95%	.97%	1.01%	1.02%
Net investment income (loss)	2.85%	2.55%B	2.07%	2.52%	1.82%
Supplemental Data
Net assets, end of period (in millions)	$688	$794	$777	$646	$634
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.21%.

 C Total distributions of $2.11 per share is comprised of distributions from net investment income of $.975 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.67 per share is comprised of distributions from net investment income of $.636 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.99	$32.09	$25.94	$22.50	$21.37
Income from Investment Operations
Net investment income (loss)A	.86	.78B	.55	.57	.38
Net realized and unrealized gain (loss)	(2.18)	2.72	6.15	3.37	1.13
Total from investment operations	(1.32)	3.50	6.70	3.94	1.51
Distributions from net investment income	(.89)	(.56)	(.52)	(.50)	(.38)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.03)	(.60)	(.55)	(.50)	(.38)
Net asset value, end of period	$31.64	$34.99	$32.09	$25.94	$22.50
Total ReturnC,D	(3.83)%	11.04%	26.14%	17.70%	7.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.21%	1.21%
Net investment income (loss)	2.62%	2.33%B	1.86%	2.32%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$813	$974	$984	$854	$862
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.98%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.65	$31.79	$25.69	$22.29	$21.16
Income from Investment Operations
Net investment income (loss)A	.66	.57B	.36	.42	.24
Net realized and unrealized gain (loss)	(2.17)	2.69	6.10	3.34	1.12
Total from investment operations	(1.51)	3.26	6.46	3.76	1.36
Distributions from net investment income	(.67)	(.37)	(.33)	(.36)	(.23)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.80)C	(.40)D	(.36)	(.36)	(.23)
Net asset value, end of period	$31.34	$34.65	$31.79	$25.69	$22.29
Total ReturnE,F	(4.43)%	10.37%	25.39%	16.97%	6.43%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.81%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.80%	1.80%
Net investment income (loss)	2.01%	1.71%B	1.26%	1.73%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$10	$19	$27	$31	$42
Portfolio turnover rateI	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Total distributions of $1.80 per share is comprised of distributions from net investment income of $.665 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.366 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.57	$31.73	$25.66	$22.27	$21.16
Income from Investment Operations
Net investment income (loss)A	.68	.59B	.38	.43	.25
Net realized and unrealized gain (loss)	(2.15)	2.69	6.09	3.33	1.11
Total from investment operations	(1.47)	3.28	6.47	3.76	1.36
Distributions from net investment income	(.72)	(.40)	(.37)	(.37)	(.25)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(1.86)	(.44)	(.40)	(.37)	(.25)
Net asset value, end of period	$31.24	$34.57	$31.73	$25.66	$22.27
Total ReturnC,D	(4.34)%	10.44%	25.46%	17.03%	6.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.72%	1.72%	1.74%	1.77%	1.78%
Expenses net of fee waivers, if any	1.71%	1.72%	1.74%	1.77%	1.78%
Expenses net of all reductions	1.71%	1.71%	1.73%	1.77%	1.77%
Net investment income (loss)	2.09%	1.79%B	1.32%	1.76%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$187	$214	$195	$143	$134
Portfolio turnover rateG	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.45%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.62	$26.36	$22.86	$21.70
Income from Investment Operations
Net investment income (loss)A	1.04	.95B	.70	.70	.50
Net realized and unrealized gain (loss)	(2.23)	2.77	6.24	3.43	1.14
Total from investment operations	(1.19)	3.72	6.94	4.13	1.64
Distributions from net investment income	(1.06)	(.72)	(.65)	(.63)	(.48)
Distributions from net realized gain	(1.14)	(.04)	(.03)	–	–
Total distributions	(2.19)C	(.75)D	(.68)	(.63)	(.48)
Net asset value, end of period	$32.21	$35.59	$32.62	$26.36	$22.86
Total ReturnE	(3.37)%	11.59%	26.72%	18.27%	7.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.70%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.73%	.74%
Expenses net of all reductions	.69%	.70%	.71%	.73%	.73%
Net investment income (loss)	3.11%	2.81%B	2.34%	2.80%	2.10%
Supplemental Data
Net assets, end of period (in millions)	$428	$496	$483	$445	$360
Portfolio turnover rateH	53%	33%	34%	49%	89%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $2.19 per share is comprised of distributions from net investment income of $1.058 and distributions from net realized gain of $1.136 per share.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.716 and distributions from net realized gain of $.038 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Equity Income Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$35.59	$32.63	$31.44
Income from Investment Operations
Net investment income (loss)B	1.08	1.03C	.23
Net realized and unrealized gain (loss)	(2.21)	2.74	1.11
Total from investment operations	(1.13)	3.77	1.34
Distributions from net investment income	(1.11)	(.78)	(.16)
Distributions from net realized gain	(1.14)	(.04)	–
Total distributions	(2.25)	(.81)D	(.16)
Net asset value, end of period	$32.21	$35.59	$32.63
Total ReturnE,F	(3.20)%	11.75%	4.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.54%	.54%	.54%I
Expenses net of fee waivers, if any	.54%	.54%	.54%I
Expenses net of all reductions	.53%	.54%	.54%I
Net investment income (loss)	3.26%	2.97%C	2.37%I
Supplemental Data
Net assets, end of period (000s omitted)	$14,254	$4,060	$104
Portfolio turnover rateJ	53%	33%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.775 and distributions from net realized gain of $.038 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, contingent interest, certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$301,303
Gross unrealized depreciation	(187,028)
Net unrealized appreciation (depreciation) on securities	$114,275
Tax Cost	$2,046,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,222
Undistributed long-term capital gain	$142,032
Net unrealized appreciation (depreciation) on securities and other investments	$113,940

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$66,216	$ 47,945
Long-term Capital Gains	81,483	–
Total	$147,699	$ 47,945

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $5,913 and a change in net unrealized appreciation (depreciation) of $302 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	10	$912
Options Opened	119	10,886
Options Exercised	(37)	(3,340)
Options Closed	(36)	(3,531)
Options Expired	(36)	(3,287)
Outstanding at end of period	20	$1,640

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,190,348 and $1,300,637, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,861	$12
Class T	.25%	.25%	4,477	7
Class B	.75%	.25%	143	107
Class C	.75%	.25%	2,002	149
			$8,483	$275

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$123
Class T	34
Class B(a)	4
Class C(a)	14
$175

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,555.21
Class T	1,678.19
Class B	43.30
Class C	452.23
Class I	928.20
Class Z	6.05
	$4,662

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180, including $1 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $116 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9 and a portion of class-level operating expenses as follows:

Amount
Class A	$18
Class T	22
Class B	-*
Class C	5
Class I	9
$54

* In the Amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$22,360	$15,398
Class T	24,297	16,652
Class B	312	284
Class C	4,432	2,480
Class I	14,486	10,355
Class Z	329	27
Total	$66,216	$45,196
From net realized gain
Class A	$26,221	$885
Class T	31,523	1,072
Class B	619	22
Class C	7,102	235
Class I	15,863	531
Class Z	155	4
Total	$81,483	$2,749

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,362	2,874	$75,894	$94,044
Reinvestment of distributions	1,433	468	45,794	15,075
Shares redeemed	(4,745)	(4,883)	(152,883)	(160,473)
Net increase (decrease)	(950)	(1,541)	$(31,195)	$(51,354)
Class T
Shares sold	2,316	2,961	$76,171	$98,369
Reinvestment of distributions	1,671	523	54,352	17,076
Shares redeemed	(6,115)	(6,341)	(200,386)	(211,072)
Net increase (decrease)	(2,128)	(2,857)	$(69,863)	$(95,627)
Class B
Shares sold	9	28	$284	$933
Reinvestment of distributions	26	9	855	278
Shares redeemed	(270)	(335)	(8,810)	(11,003)
Net increase (decrease)	(235)	(298)	$(7,671)	$(9,792)
Class C
Shares sold	655	952	$21,329	$31,255
Reinvestment of distributions	323	74	10,405	2,385
Shares redeemed	(1,186)	(962)	(38,343)	(31,695)
Net increase (decrease)	(208)	64	$(6,609)	$1,945
Class I
Shares sold	1,946	2,911	$64,288	$97,428
Reinvestment of distributions	888	313	29,367	10,419
Shares redeemed	(3,471)	(4,089)	(116,106)	(137,936)
Net increase (decrease)	(637)	(865)	$(22,451)	$(30,089)
Class Z
Shares sold	374	113	$12,522	$4,010
Reinvestment of distributions	15	1	484	31
Shares redeemed	(60)	(3)	(1,973)	(105)
Net increase (decrease)	329	111	$11,033	$3,936

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Equity Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.94%
Actual		$1,000.00	$944.20	$4.58
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class T	1.17%
Actual		$1,000.00	$943.00	$5.70
Hypothetical-C		$1,000.00	$1,019.20	$5.92
Class B	1.78%
Actual		$1,000.00	$939.90	$8.66
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class C	1.71%
Actual		$1,000.00	$940.30	$8.32
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Class I	.68%
Actual		$1,000.00	$945.20	$3.32
Hypothetical-C		$1,000.00	$1,021.66	$3.45
Class Z	.54%
Actual		$1,000.00	$946.30	$2.63
Hypothetical-C		$1,000.00	$1,022.36	$2.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/14/15	12/11/15	$0.382	$1.823
Class Z	01/19/16	01/15/16	$0.000	$0.283

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $144,048,258, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class Z designates 73%, 100%, 100% and 100% of the dividends distributed in December 2014, April 2015, July 2015 and October 2015, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EPIZ-ANN-0116
1.9585508.102

Fidelity Advisor® Small Cap Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.82)%	9.46%	7.32%
Class T (incl. 3.50% sales charge)	0.29%	9.74%	7.34%
Class B (incl. contingent deferred sales charge)	(1.11)%	9.62%	7.37%
Class C (incl. contingent deferred sales charge)	2.49%	9.94%	7.15%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$20,261	Fidelity Advisor® Small Cap Fund - Class A
$20,242	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager James Harmon:  For the year, a majority of the fund's share classes (excluding sales charges, if applicable) outperformed the 3.51% gain of the benchmark Russell 2000® Index. Relative to the benchmark, the fund benefited from strong security selection in the information technology, materials and consumer staples sectors. Global Payments, a provider of payment technology services, was a standout contributor. Also adding value were positions in Stamps.com, which allows businesses and consumers to print their own postage, and Zensar Technologies, an Indian IT outsourcing company. The fund's foreign holdings contributed to performance, despite the strength of the U.S. dollar. Although stock selection in health care detracted, a position in outpatient surgical center provider AmSurg was an exception. In contrast, weak stock selection in consumer discretionary nicked results, especially a position in Fossil Group, a maker of watches and other fashion accessories that was weighed down by business challenges at customer Michael Kors. Other meaningful detractors were conference call services provider West, and Genesco, a shoe and hat retailer no longer held at period end. Of the stocks mentioned, only Global Payments, Zensar and Fossil were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
CDW Corp.	2.4	2.3
Primerica, Inc.	2.2	1.8
Syntel, Inc.	2.2	1.2
West Corp.	2.0	2.2
Zensar Technologies Ltd.	1.9	1.4
The Ensign Group, Inc.	1.9	1.8
Global Payments, Inc.	1.9	2.8
CNO Financial Group, Inc.	1.8	1.3
United Therapeutics Corp.	1.8	2.1
Zebra Technologies Corp. Class A	1.7	1.7
	19.8

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	21.4
Financials	21.3	21.0
Industrials	15.6	14.3
Health Care	13.1	14.4
Consumer Discretionary	8.9	14.9

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks, Investment Companies and Equity Futures	98.6%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 15.4%

As of May 31, 2015 *
Stocks and Equity Futures	98.9%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.2%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Horizon Global Corp. (a)	292,022	$2,538
Diversified Consumer Services - 1.2%
Meiko Network Japan Co. Ltd. (b)	1,577,900	17,932
Tsukada Global Holdings, Inc. (b)(c)	2,800,000	18,583
		36,515
Household Durables - 0.8%
Tupperware Brands Corp. (c)	440,000	24,979
Leisure Products - 0.8%
Smith & Wesson Holding Corp. (a)	1,265,100	23,202
Media - 0.2%
Crown Media Holdings, Inc. Class A (a)	1,006,821	5,709
Specialty Retail - 5.3%
Aarons, Inc. Class A	1,072,000	26,017
Hibbett Sports, Inc. (a)(c)	800,000	26,248
Jumbo SA	303,981	3,099
Office Depot, Inc. (a)	6,514,200	42,929
Sally Beauty Holdings, Inc. (a)	1,000,000	25,860
Select Comfort Corp. (a)	1,400,000	33,068
Staples, Inc.	200,000	2,414
		159,635
Textiles, Apparel & Luxury Goods - 0.5%
Fossil Group, Inc. (a)(c)	400,000	15,388

TOTAL CONSUMER DISCRETIONARY		267,966

CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 2.7%
Ain Holdings, Inc.	115,000	5,409
Sundrug Co. Ltd.	400,000	25,768
Tsuruha Holdings, Inc.	425,000	37,977
United Natural Foods, Inc. (a)	300,000	13,173
		82,327
ENERGY - 2.1%
Energy Equipment & Services - 0.0%
Cathedral Energy Services Ltd. (b)	3,363,407	1,461
Oil, Gas & Consumable Fuels - 2.1%
Delek Logistics Partners LP	400,000	14,604
World Fuel Services Corp.	1,091,300	47,570
		62,174

TOTAL ENERGY		63,635

FINANCIALS - 20.8%
Banks - 5.9%
Allegiance Bancshares, Inc. (a)	119,542	2,925
Bank of the Ozarks, Inc.	500,000	27,140
ConnectOne Bancorp, Inc. (b)	1,550,000	30,241
First NBC Bank Holding Co. (a)(b)	1,026,364	43,456
German American Bancorp, Inc.	33,344	1,150
Investors Bancorp, Inc.	3,316,299	42,515
Wilshire Bancorp, Inc.	2,350,000	28,999
		176,426
Consumer Finance - 1.9%
Credit Acceptance Corp. (a)(c)	6,300	1,263
PRA Group, Inc. (a)(c)	800,000	33,048
SLM Corp. (a)	3,385,800	22,871
		57,182
Insurance - 7.9%
CNO Financial Group, Inc.	2,700,000	54,621
Enstar Group Ltd. (a)	150,000	23,117
Hanover Insurance Group, Inc.	226,842	19,191
James River Group Holdings Ltd.	617,952	19,836
National Western Life Group, Inc.	20,000	5,265
Primerica, Inc.	1,307,265	66,984
Reinsurance Group of America, Inc.	550,000	50,534
		239,548
Real Estate Investment Trusts - 2.4%
EPR Properties	330,000	18,493
MFA Financial, Inc.	3,900,000	27,222
VEREIT, Inc.	3,200,000	26,656
		72,371
Real Estate Management & Development - 0.5%
Relo Holdings Corp.	140,000	15,160
Thrifts & Mortgage Finance - 2.2%
BofI Holding, Inc. (a)(c)	2,400,000	48,072
Meridian Bancorp, Inc.	1,095,110	16,054
Oritani Financial Corp.	200,000	3,468
		67,594

TOTAL FINANCIALS		628,281

HEALTH CARE - 13.1%
Biotechnology - 1.8%
United Therapeutics Corp. (a)	350,000	53,421
Health Care Equipment & Supplies - 0.8%
Fukuda Denshi Co. Ltd.	125,000	6,651
The Cooper Companies, Inc.	115,000	16,819
		23,470
Health Care Providers & Services - 8.6%
Aceto Corp.	1,200,000	33,852
AmSurg Corp. (a)	313,000	26,311
Community Health Systems, Inc. (a)	1,600,000	46,304
HealthSouth Corp.	800,000	28,152
MEDNAX, Inc. (a)	300,000	21,411
Message Co. Ltd.	523,200	12,321
Providence Service Corp. (a)	600,000	29,052
Ryman Healthcare Group Ltd.	900,000	4,651
Sigma Pharmaceuticals Ltd.	3,000,000	1,888
The Ensign Group, Inc.	1,200,000	57,084
		261,026
Life Sciences Tools & Services - 0.6%
VWR Corp. (a)(c)	681,000	18,169
Pharmaceuticals - 1.3%
Jazz Pharmaceuticals PLC (a)	150,000	21,989
Sawai Pharmaceutical Co. Ltd.	300,000	17,206
		39,195

TOTAL HEALTH CARE		395,281

INDUSTRIALS - 15.6%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	1,050,000	31,973
Engility Holdings, Inc.	600,000	20,760
Moog, Inc. Class A (a)	400,000	26,428
Teledyne Technologies, Inc. (a)	200,000	18,502
		97,663
Commercial Services & Supplies - 5.6%
Coor Service Management Holding AB (a)	1,535,502	5,986
Deluxe Corp.	800,000	46,920
Mitie Group PLC	5,600,000	26,913
UniFirst Corp.	250,000	27,145
West Corp.	2,400,000	61,200
		168,164
Electrical Equipment - 1.2%
EnerSys	625,550	36,845
Machinery - 4.1%
Federal Signal Corp.	1,800,000	30,348
Hy-Lok Corp. (b)	700,000	15,207
Standex International Corp.	550,000	49,154
TriMas Corp. (a)	1,350,000	29,201
		123,910
Marine - 0.3%
SITC International Holdings Co. Ltd.	19,000,000	9,606
Professional Services - 0.7%
Benefit One, Inc.	1,150,000	21,692
Transportation Infrastructure - 0.5%
Wesco Aircraft Holdings, Inc. (a)	1,000,000	13,380

TOTAL INDUSTRIALS		471,260

INFORMATION TECHNOLOGY - 22.4%
Electronic Equipment & Components - 7.9%
Belden, Inc.	400,000	25,108
CDW Corp.	1,700,000	73,385
Insight Enterprises, Inc. (a)	1,400,000	37,492
SYNNEX Corp.	530,913	50,049
Zebra Technologies Corp. Class A (a)	650,000	52,130
		238,164
Internet Software & Services - 1.1%
Stamps.com, Inc. (a)	325,000	32,942
IT Services - 9.0%
Blackhawk Network Holdings, Inc. (a)	900,000	42,615
Cardtronics, Inc. (a)	1,000,000	37,610
EVERTEC, Inc.	1,365,000	23,451
Global Payments, Inc.	800,000	56,680
MoneyGram International, Inc. (a)	1,838,009	16,138
Perficient, Inc. (a)	800,000	13,984
Syntel, Inc. (a)	1,350,000	65,381
WEX, Inc. (a)	170,000	16,026
		271,885
Software - 4.4%
NIIT Technologies Ltd. (b)	3,800,000	32,572
Sword Group (b)	587,339	14,676
Verint Systems, Inc. (a)	620,000	29,047
Zensar Technologies Ltd. (b)	3,500,000	57,126
		133,421

TOTAL INFORMATION TECHNOLOGY		676,412

MATERIALS - 2.6%
Chemicals - 1.9%
Innospec, Inc.	200,000	11,680
PolyOne Corp.	1,300,000	46,774
		58,454
Paper & Forest Products - 0.7%
Neenah Paper, Inc.	300,000	19,941

TOTAL MATERIALS		78,395

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
APT Satellite Holdings Ltd.	3,150,000	2,669
Asia Satellite Telecommunications Holdings Ltd.	800,000	1,156
Vocus Communications Ltd. (c)	784,380	4,101
		7,926
Wireless Telecommunication Services - 0.1%
Cellcom Israel Ltd. (Israel) (a)	200,000	1,426
Partner Communications Co. Ltd. (a)	293,027	1,328
		2,754

TOTAL TELECOMMUNICATION SERVICES		10,680

UTILITIES - 0.1%
Gas Utilities - 0.1%
Star Gas Partners LP	600,000	4,632
TOTAL COMMON STOCKS
(Cost $2,121,588)		2,678,869

Investment Companies - 1.6%
iShares Russell 2000 Index ETF (c)
(Cost $48,715)	417,100	49,672
	Principal Amount (000s)(d)	Value (000s)

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.15% 1/28/16 to 2/25/16 (e)
(Cost $11,588)	11,590	11,588

Preferred Securities - 0.5%
FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $18,643)	$12,000	$13,780
	Shares	Value (000s)

Money Market Funds - 12.6%
Fidelity Cash Central Fund, 0.18% (h)	278,295,789	278,296
Fidelity Securities Lending Cash Central Fund, 0.22% (h)(i)	102,156,853	102,157
TOTAL MONEY MARKET FUNDS
(Cost $380,453)		380,453
TOTAL INVESTMENT PORTFOLIO - 103.8%
(Cost $2,580,987)		3,134,362
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(115,618)
NET ASSETS - 100%		$3,018,744

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
2,107 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	251,976	$6,815

The face value of futures purchased as a percentage of Net Assets is 8.3%

Currency Abbreviations

EUR – European Monetary Unit

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,588,000.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,780,000 or 0.5% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$355
Fidelity Securities Lending Cash Central Fund	292
Total	$647

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cathedral Energy Services Ltd.	$8,984	$376	$--	$453	$1,461
ConnectOne Bancorp, Inc.	--	30,386	--	276	30,241
First NBC Bank Holding Co.	29,120	8,512	--	--	43,456
Hy-Lok Corp.	19,901	--	--	212	15,207
Meiko Network Japan Co. Ltd.	16,216	--	--	403	17,932
NIIT Technologies Ltd.	23,245	--	--	566	32,572
Stamps.com, Inc.	40,163	--	37,361	--	--
Sword Group	12,905	--	--	668	14,676
The Ensign Group, Inc.	47,304	--	--	360	--
Tsukada Global Holdings, Inc.	17,524	--	--	206	18,583
Zensar Technologies Ltd.	33,225	--	--	614	57,126
Total	$248,587	$39,274	$37,361	$3,758	$231,254

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$267,966	$267,966	$--	$--
Consumer Staples	82,327	82,327	--	--
Energy	63,635	63,635	--	--
Financials	628,281	628,281	--	--
Health Care	395,281	395,281	--	--
Industrials	471,260	471,260	--	--
Information Technology	676,412	676,412	--	--
Materials	78,395	78,395	--	--
Telecommunication Services	10,680	10,680	--	--
Utilities	4,632	4,632	--	--
Investment Companies	49,672	49,672	--	--
U.S. Government and Government Agency Obligations	11,588	--	11,588	--
Preferred Securities	13,780	--	13,780	--
Money Market Funds	380,453	380,453	--	--
Total Investments in Securities:	$3,134,362	$3,108,994	$25,368	$--
Derivative Instruments:
Assets
Futures Contracts	$6,815	$6,815	$--	$--
Total Assets	$6,815	$6,815	$--	$--
Total Derivative Instruments:	$6,815	$6,815	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,815	$0
Total Equity Risk	6,815	0
Total Value of Derivatives	$6,815	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Japan	5.9%
India	3.0%
Bermuda	1.6%
Ireland	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $99,108) — See accompanying schedule: Unaffiliated issuers (cost $2,019,444)	$2,522,655
Fidelity Central Funds (cost $380,453)	380,453
Other affiliated issuers (cost $181,090)	231,254
Total Investments (cost $2,580,987)		$3,134,362
Receivable for investments sold		9,564
Receivable for fund shares sold		2,093
Dividends receivable		1,785
Distributions receivable from Fidelity Central Funds		86
Prepaid expenses		7
Other receivables		3
Total assets		3,147,900
Liabilities
Payable to custodian bank	$2,317
Payable for investments purchased	14,906
Payable for fund shares redeemed	5,140
Accrued management fee	2,123
Distribution and service plan fees payable	866
Payable for daily variation margin for derivative instruments	1,010
Other affiliated payables	575
Other payables and accrued expenses	62
Collateral on securities loaned, at value	102,157
Total liabilities		129,156
Net Assets		$3,018,744
Net Assets consist of:
Paid in capital		$2,219,498
Accumulated net investment loss		(3,498)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		242,608
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		560,136
Net Assets		$3,018,744
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,046,645 ÷ 37,972.4 shares)		$27.56
Maximum offering price per share (100/94.25 of $27.56)		$29.24
Class T:
Net Asset Value and redemption price per share ($888,348 ÷ 34,177.5 shares)		$25.99
Maximum offering price per share (100/96.50 of $25.99)		$26.93
Class B:
Net Asset Value and offering price per share ($21,075 ÷ 955.9 shares)(a)		$22.05
Class C:
Net Asset Value and offering price per share ($317,907 ÷ 14,168.4 shares)(a)		$22.44
Class I:
Net Asset Value, offering price and redemption price per share ($703,678 ÷ 23,780.2 shares)		$29.59
Class Z:
Net Asset Value, offering price and redemption price per share ($41,091 ÷ 1,391.4 shares)		$29.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends (including $3,758 earned from other affiliated issuers)		$32,816
Special dividends		6,860
Interest		163
Income from Fidelity Central Funds		647
Total income		40,486
Expenses
Management fee
Basic fee	$21,376
Performance adjustment	1,695
Transfer agent fees	6,233
Distribution and service plan fees	10,852
Accounting and security lending fees	911
Custodian fees and expenses	119
Independent trustees' compensation	13
Registration fees	138
Audit	62
Legal	10
Miscellaneous	18
Total expenses before reductions	41,427
Expense reductions	(157)	41,270
Net investment income (loss)		(784)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	256,467
Other affiliated issuers	25,828
Foreign currency transactions	(386)
Futures contracts	(9,056)
Total net realized gain (loss)		272,853
Change in net unrealized appreciation (depreciation) on: Investment securities	(159,608)
Assets and liabilities in foreign currencies	74
Futures contracts	6,738
Total change in net unrealized appreciation (depreciation)		(152,796)
Net gain (loss)		120,057
Net increase (decrease) in net assets resulting from operations		$119,273

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(784)	$1,228
Net realized gain (loss)	272,853	448,042
Change in net unrealized appreciation (depreciation)	(152,796)	(182,506)
Net increase (decrease) in net assets resulting from operations	119,273	266,764
Distributions to shareholders from net investment income	(1,701)	(1,611)
Distributions to shareholders from net realized gain	(353,938)	(400,188)
Total distributions	(355,639)	(401,799)
Share transactions - net increase (decrease)	204,314	(287,435)
Total increase (decrease) in net assets	(32,052)	(422,470)
Net Assets
Beginning of period	3,050,796	3,473,266
End of period (including accumulated net investment loss of $3,498 and $0, respectively)	$3,018,744	$3,050,796

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$29.85	$30.96	$22.45	$23.60	$24.35
Income from Investment Operations
Net investment income (loss)A	.02B	.04	.12C	(.03)	(.09)D
Net realized and unrealized gain (loss)	1.10	2.36	8.45	.79	.67
Total from investment operations	1.12	2.40	8.57	.76	.58
Distributions from net investment income	–	(.01)	(.05)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.51)	(.06)	(1.91)	(1.33)
Net asset value, end of period	$27.56	$29.85	$30.96	$22.45	$23.60
Total ReturnE,F	4.17%	9.06%	38.30%	3.87%	2.17%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of fee waivers, if any	1.26%	.98%	1.01%	1.06%	1.31%
Expenses net of all reductions	1.25%	.97%	1.00%	1.06%	1.31%
Net investment income (loss)	.07%B	.14%	.46%C	(.13)%	(.35)%D
Supplemental Data
Net assets, end of period (in millions)	$1,047	$1,097	$1,263	$1,212	$1,461
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.50) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$28.40	$29.69	$21.52	$22.75	$23.57
Income from Investment Operations
Net investment income (loss)A	(.04)B	(.02)	.06C	(.07)	(.13)D
Net realized and unrealized gain (loss)	1.04	2.23	8.13	.75	.64
Total from investment operations	1.00	2.21	8.19	.68	.51
Distributions from net investment income	–	–	(.01)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.41)	(3.50)	(.02)	(1.91)	(1.33)
Net asset value, end of period	$25.99	$28.40	$29.69	$21.52	$22.75
Total ReturnE,F	3.93%	8.79%	38.11%	3.64%	1.94%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of fee waivers, if any	1.49%	1.20%	1.22%	1.26%	1.51%
Expenses net of all reductions	1.49%	1.20%	1.21%	1.25%	1.51%
Net investment income (loss)	(.16)%B	(.08)%	.25%C	(.33)%	(.55)%D
Supplemental Data
Net assets, end of period (in millions)	$888	$958	$1,113	$1,054	$1,244
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.70) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.73	$26.45	$19.27	$20.69	$21.66
Income from Investment Operations
Net investment income (loss)A	(.17)B	(.16)	(.08)C	(.18)	(.25)D
Net realized and unrealized gain (loss)	.90	1.94	7.26	.67	.61
Total from investment operations	.73	1.78	7.18	.49	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.05	$24.73	$26.45	$19.27	$20.69
Total ReturnE,F	3.35%	8.16%	37.26%	3.03%	1.39%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	1.80%	1.81%	1.85%	2.10%
Expenses net of fee waivers, if any	2.06%	1.80%	1.81%	1.85%	2.10%
Expenses net of all reductions	2.06%	1.79%	1.80%	1.84%	2.10%
Net investment income (loss)	(.74)%B	(.68)%	(.34)%C	(.92)%	(1.14)%D
Supplemental Data
Net assets, end of period (in millions)	$21	$31	$40	$40	$55
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.10	$26.77	$19.50	$20.90	$21.87
Income from Investment Operations
Net investment income (loss)A	(.16)B	(.15)	(.07)C	(.17)	(.24)D
Net realized and unrealized gain (loss)	.91	1.98	7.34	.68	.60
Total from investment operations	.75	1.83	7.27	.51	.36
Distributions from net realized gain	(3.41)	(3.50)	–	(1.91)	(1.33)
Net asset value, end of period	$22.44	$25.10	$26.77	$19.50	$20.90
Total ReturnE,F	3.38%	8.26%	37.28%	3.10%	1.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of fee waivers, if any	2.02%	1.73%	1.76%	1.81%	2.06%
Expenses net of all reductions	2.01%	1.73%	1.75%	1.80%	2.05%
Net investment income (loss)	(.69)%B	(.62)%	(.29)%C	(.88)%	(1.10)%D
Supplemental Data
Net assets, end of period (in millions)	$318	$317	$334	$284	$328
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.91) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.25) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.80	$32.73	$23.73	$24.77	$25.42
Income from Investment Operations
Net investment income (loss)A	.10B	.13	.21C	.04	(.01)D
Net realized and unrealized gain (loss)	1.18	2.50	8.94	.83	.69
Total from investment operations	1.28	2.63	9.15	.87	.68
Distributions from net investment income	(.08)	(.06)	(.13)	–	–
Distributions from net realized gain	(3.41)	(3.50)	(.01)	(1.91)	(1.33)
Total distributions	(3.49)	(3.56)	(.15)E	(1.91)	(1.33)
Net asset value, end of period	$29.59	$31.80	$32.73	$23.73	$24.77
Total ReturnF	4.46%	9.33%	38.79%	4.15%	2.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	.70%	.71%	.75%	1.01%
Expenses net of fee waivers, if any	.99%	.70%	.71%	.75%	1.01%
Expenses net of all reductions	.99%	.70%	.70%	.74%	1.00%
Net investment income (loss)	.34%B	.41%	.76%C	.18%	(.05)%D
Supplemental Data
Net assets, end of period (in millions)	$704	$627	$718	$1,141	$1,314
Portfolio turnover rateI	33%	39%	34%	69%	38%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.014 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$31.76	$32.74	$29.79
Income from Investment Operations
Net investment income (loss)B	.14C	.17	.02D
Net realized and unrealized gain (loss)	1.17	2.51	2.93
Total from investment operations	1.31	2.68	2.95
Distributions from net investment income	(.14)	(.16)	–
Distributions from net realized gain	(3.41)	(3.50)	–
Total distributions	(3.54)E	(3.66)	–
Net asset value, end of period	$29.53	$31.76	$32.74
Total ReturnF,G	4.59%	9.52%	9.90%
Ratios to Average Net AssetsH,I
Expenses before reductions	.84%	.55%	.56%J
Expenses net of fee waivers, if any	.84%	.55%	.56%J
Expenses net of all reductions	.84%	.54%	.55%J
Net investment income (loss)	.48%C	.57%	.26%D,J
Supplemental Data
Net assets, end of period (in millions)	$41	$20	$5
Portfolio turnover rateK	33%	39%	34%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 E Total distributions of $3.54 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $3.406 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$739,926
Gross unrealized depreciation	(185,981)
Net unrealized appreciation (depreciation) on securities	$553,945
Tax Cost	$2,580,417

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$248,855
Net unrealized appreciation (depreciation) on securities and other investments	$553,891

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$1,701	$ 1,611
Long-term Capital Gains	353,938	400,188
Total	$355,639	$ 401,799

The Fund intends to elect to defer to its next fiscal year $3,499 of ordinary losses recognized during the period January 1, 2015 to November 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,056) and a change in net unrealized appreciation (depreciation) of $6,738 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $924,163 and $1,325,153, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,694	$12
Class T	.25%	.25%	4,668	-
Class B	.75%	.25%	269	202
Class C	.75%	.25%	3,221	196
			$10,852	$410

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$174
Class T	29
Class B(a)	9
Class C(a)	16
$228

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,307.21
Class T	1,826.20
Class B	72.27
Class C	718.22
Class I	1,291.20
Class Z	19.05
	$6,233

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $17,865. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13 and a portion of class-level operating expenses as follows:

Amount
Class A	$26
Class T	23
Class B	1
Class C	7
Class I	17
$74

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$–(a)	$284
Class I	1,619	1,305
Class Z	82	22
Total	$1,701	$1,611
From net realized gain
Class A	$123,666	$142,771
Class T	113,567	131,371
Class B	4,225	5,267
Class C	42,961	43,783
Class I	67,403	76,492
Class Z	2,116	504
Total	$353,938	$400,188

 (a) In the amount of less than five hundred dollars.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	7,266	5,882	$201,961	$166,699
Reinvestment of distributions	4,474	4,985	119,319	134,212
Shares redeemed	(10,527)	(14,908)	(292,656)	(422,262)
Net increase (decrease)	1,213	(4,041)	$28,624	$(121,351)
Class T
Shares sold	6,096	5,277	$160,232	$141,817
Reinvestment of distributions	4,384	4,931	110,516	126,640
Shares redeemed	(10,046)	(13,972)	(263,505)	(376,684)
Net increase (decrease)	434	(3,764)	$7,243	$(108,227)
Class B
Shares sold	21	13	$461	$288
Reinvestment of distributions	189	220	4,069	4,958
Shares redeemed	(510)	(484)	(11,385)	(11,378)
Net increase (decrease)	(300)	(251)	$(6,855)	$(6,132)
Class C
Shares sold	1,967	1,271	$44,618	$30,236
Reinvestment of distributions	1,812	1,754	39,668	40,042
Shares redeemed	(2,262)	(2,841)	(51,403)	(67,748)
Net increase (decrease)	1,517	184	$32,883	$2,530
Class I
Shares sold	8,618	5,735	$256,826	$172,958
Reinvestment of distributions	2,131	2,348	60,822	67,135
Shares redeemed	(6,687)	(10,306)	(197,913)	(308,759)
Net increase (decrease)	4,062	(2,223)	$119,735	$(68,666)
Class Z
Shares sold	1,152	611	$33,575	$18,714
Reinvestment of distributions	77	18	2,198	526
Shares redeemed	(454)	(159)	(13,089)	(4,829)
Net increase (decrease)	775	470	$22,684	$14,411

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Small Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.41%
Actual		$1,000.00	$964.60	$6.94
Hypothetical-C		$1,000.00	$1,018.00	$7.13
Class T	1.64%
Actual		$1,000.00	$963.70	$8.07
Hypothetical-C		$1,000.00	$1,016.85	$8.29
Class B	2.24%
Actual		$1,000.00	$961.20	$11.01
Hypothetical-C		$1,000.00	$1,013.84	$11.31
Class C	2.16%
Actual		$1,000.00	$961.40	$10.62
Hypothetical-C		$1,000.00	$1,014.24	$10.91
Class I	1.13%
Actual		$1,000.00	$966.00	$5.57
Hypothetical-C		$1,000.00	$1,019.40	$5.72
Class Z	.97%
Actual		$1,000.00	$966.90	$4.78
Hypothetical-C		$1,000.00	$1,020.21	$4.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$0.00	$0.278
Class T	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$0.00	$0.278
Class B	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$0.00	$0.278
Class C	12/21/2015	12/18/2015	$0.00	$1.933
	01/11/2016	01/08/2016	$0.00	$0.278

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015 $280,500,766 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCF-ANN-0116
1.713164.118

Fidelity Advisor® Dividend Growth Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(0.14)%	11.77%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,604	Fidelity Advisor® Dividend Growth Fund - Class I
$20,574	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, lagging the benchmark S&P 500® index. The market's preference for growth-oriented names the past year made it a challenging environment for our value- and quality-focused stock-picking approach. Among sectors, positioning in consumer discretionary was by far the biggest relative detractor, followed by stock picking in information technology and health care. Looking at individual stocks, I avoided index component and e-commerce giant Amazon.com because it did not fit my investment philosophy. Unfortunately for the fund, the stock outperformed the past year, which dragged on the fund's relative result. Of note, the fund’s foreign holdings hurt against a rising dollar. Included was a non-index stake in Canada-based Potash Corp of Saskatchewan, which hurt as the stock tumbled amid lower demand and declining potash prices. Turning to positives, successful positioning in industrials contributed meaningfully to performance. The fund’s stake in videogame publisher Activision Blizzard contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.8	4.6
Microsoft Corp.	3.1	2.4
Johnson & Johnson	3.0	2.5
General Electric Co.	3.0	2.1
JPMorgan Chase & Co.	2.8	2.6
Wells Fargo & Co.	2.5	2.3
Exxon Mobil Corp.	2.4	2.2
Alphabet, Inc. Class C	2.2	2.2
Chevron Corp.	2.1	2.2
Bank of America Corp.	1.8	1.7
	27.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.1	21.8
Financials	16.4	16.0
Consumer Staples	13.2	10.5
Health Care	12.9	16.4
Industrials	9.8	8.6

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	95.3%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 14.2%

As of May 31, 2015*
Stocks	97.8%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 16.3%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.8%
Diversified Consumer Services - 0.3%
H&R Block, Inc.	95,806	$3,515
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp.	80,400	3,542
Wyndham Worldwide Corp.	116,852	8,871
		12,413
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	33,900	1,493
Media - 1.7%
Altice NV Class A (a)	195,300	3,000
Comcast Corp. Class A	242,425	14,754
		17,754
Multiline Retail - 2.1%
Dillard's, Inc. Class A	91,400	6,855
Target Corp.	199,100	14,435
		21,290
Specialty Retail - 1.9%
AutoZone, Inc. (a)	10,400	8,151
Foot Locker, Inc.	156,391	10,165
Kingfisher PLC	4,010	21
Staples, Inc.	115,300	1,392
		19,729
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	73,600	4,762

TOTAL CONSUMER DISCRETIONARY		80,956

CONSUMER STAPLES - 13.2%
Beverages - 4.7%
Constellation Brands, Inc. Class A (sub. vtg.)	56,400	7,911
Dr. Pepper Snapple Group, Inc.	87,311	7,836
PepsiCo, Inc.	170,500	17,077
The Coca-Cola Co.	373,410	15,915
		48,739
Food & Staples Retailing - 3.6%
CVS Health Corp.	183,391	17,255
Kroger Co.	118,720	4,471
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	68,693	3,185
Walgreens Boots Alliance, Inc.	148,523	12,480
		37,391
Food Products - 0.6%
Greencore Group PLC	812,005	4,130
Hilton Food Group PLC	242,144	1,893
		6,023
Household Products - 1.8%
Procter & Gamble Co.	247,700	18,538
Personal Products - 0.2%
Edgewell Personal Care Co. (a)	23,300	1,876
Tobacco - 2.3%
British American Tobacco PLC (United Kingdom)	132,257	7,697
Imperial Tobacco Group PLC	124,702	6,739
Reynolds American, Inc.	213,700	9,884
		24,320

TOTAL CONSUMER STAPLES		136,887

ENERGY - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
Chevron Corp.	234,990	21,459
Emerald Oil, Inc. warrants 2/4/16 (a)	826	0
Exxon Mobil Corp.	311,022	25,398
Imperial Oil Ltd.	222,634	7,232
Kinder Morgan, Inc.	26,538	626
Northern Oil & Gas, Inc. (a)	128,694	660
PrairieSky Royalty Ltd. (b)	121,700	2,337
Suncor Energy, Inc.	253,380	7,001
		64,713
FINANCIALS - 16.4%
Banks - 11.7%
Bank of America Corp.	1,102,803	19,222
Citigroup, Inc.	303,223	16,401
JPMorgan Chase & Co.	437,993	29,205
PacWest Bancorp	159,000	7,476
SunTrust Banks, Inc.	181,900	7,898
U.S. Bancorp	346,817	15,222
Wells Fargo & Co.	467,790	25,775
		121,199
Capital Markets - 0.9%
Diamond Hill Investment Group, Inc.	7,501	1,652
Franklin Resources, Inc.	84,400	3,538
The Blackstone Group LP	116,290	3,632
		8,822
Consumer Finance - 0.6%
American Express Co.	82,200	5,889
Imperial Holdings, Inc. warrants 4/11/19 (a)	4,481	1
		5,890
Diversified Financial Services - 1.3%
McGraw Hill Financial, Inc.	124,267	11,988
MSCI, Inc. Class A	20,900	1,466
		13,454
Insurance - 1.3%
ACE Ltd.	76,000	8,729
MetLife, Inc.	93,300	4,767
		13,496
Real Estate Investment Trusts - 0.6%
American Tower Corp.	66,000	6,559

TOTAL FINANCIALS		169,420

HEALTH CARE - 12.9%
Biotechnology - 2.2%
AbbVie, Inc.	203,200	11,816
Amgen, Inc.	69,737	11,235
		23,051
Health Care Equipment & Supplies - 2.4%
Medtronic PLC	254,102	19,144
The Cooper Companies, Inc.	37,590	5,498
		24,642
Health Care Providers & Services - 1.0%
McKesson Corp.	51,232	9,701
Health Care Technology - 0.2%
CompuGroup Medical AG	68,579	2,399
Pharmaceuticals - 7.1%
Allergan PLC (a)	27,800	8,726
Astellas Pharma, Inc.	355,300	5,001
Johnson & Johnson	307,302	31,111
Sanofi SA sponsored ADR	163,300	7,221
Shire PLC	72,800	5,068
Teva Pharmaceutical Industries Ltd. sponsored ADR	256,400	16,135
		73,262

TOTAL HEALTH CARE		133,055

INDUSTRIALS - 9.8%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	322,100	9,808
General Dynamics Corp.	28,800	4,218
The Boeing Co.	98,403	14,313
		28,339
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	45,700	3,082
Commercial Services & Supplies - 0.1%
Deluxe Corp.	23,100	1,355
Construction & Engineering - 0.1%
Astaldi SpA (b)	143,400	861
Electrical Equipment - 0.5%
AMETEK, Inc.	62,072	3,505
EnerSys	23,100	1,361
		4,866
Industrial Conglomerates - 5.9%
Danaher Corp.	166,394	16,039
General Electric Co.	1,036,700	31,039
Roper Industries, Inc.	70,196	13,582
		60,660
Professional Services - 0.2%
CEB, Inc.	28,900	2,233
Trading Companies & Distributors - 0.0%
Now, Inc. (a)(b)	17,720	326

TOTAL INDUSTRIALS		101,722

INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	657,379	17,914
QUALCOMM, Inc.	314,378	15,339
		33,253
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	85,313	5,724
Internet Software & Services - 2.2%
Alphabet, Inc. Class C	31,263	23,216
IT Services - 4.5%
Accenture PLC Class A	83,100	8,910
ASAC II LP (a)(c)	298,480	7,721
Fidelity National Information Services, Inc.	132,798	8,455
IBM Corp.	77,400	10,791
Leidos Holdings, Inc.	54,200	3,140
Total System Services, Inc.	137,200	7,678
		46,695
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom Corp. Class A	81,500	4,452
Software - 5.7%
Activision Blizzard, Inc.	207,867	7,828
Micro Focus International PLC	246,900	4,771
Microsoft Corp.	593,063	32,233
Oracle Corp.	359,828	14,022
		58,854
Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	419,024	49,570
EMC Corp.	517,100	13,103
Hewlett Packard Enterprise Co.	421,100	6,258
HP, Inc.	421,100	5,281
Western Digital Corp.	47,800	2,983
		77,195

TOTAL INFORMATION TECHNOLOGY		249,389

MATERIALS - 3.2%
Chemicals - 2.9%
CF Industries Holdings, Inc.	131,100	6,049
E.I. du Pont de Nemours & Co.	151,800	10,222
LyondellBasell Industries NV Class A	104,200	9,984
PPG Industries, Inc.	31,400	3,320
		29,575
Containers & Packaging - 0.3%
Ball Corp.	46,662	3,239

TOTAL MATERIALS		32,814

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	499,700	16,825
TOTAL COMMON STOCKS
(Cost $848,886)		985,781
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $791)	791	719
	Shares	Value (000s)

Money Market Funds - 5.0%
Fidelity Cash Central Fund, 0.18% (d)	48,550,476	48,550
Fidelity Securities Lending Cash Central Fund, 0.22% (d)(e)	3,563,031	3,563
TOTAL MONEY MARKET FUNDS
(Cost $52,113)		52,113
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $901,790)		1,038,613
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(4,266)
NET ASSETS - 100%		$1,034,347

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,721,000 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$2,985

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$53
Fidelity Securities Lending Cash Central Fund	89
Total	$142

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$80,956	$80,935	$21	$--
Consumer Staples	136,887	129,190	7,697	--
Energy	64,713	64,713	--	--
Financials	169,420	169,419	1	--
Health Care	133,055	122,986	10,069	--
Industrials	101,722	101,722	--	--
Information Technology	249,389	241,668	--	7,721
Materials	32,814	32,814	--	--
Telecommunication Services	16,825	16,825	--	--
Corporate Bonds	719	--	719	--
Money Market Funds	52,113	52,113	--	--
Total Investments in Securities:	$1,038,613	$1,012,385	$18,507	$7,721

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Ireland	4.0%
United Kingdom	2.0%
Israel	1.9%
Canada	1.6%
Switzerland	1.4%
Netherlands	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $3,399) — See accompanying schedule: Unaffiliated issuers (cost $849,677)	$986,500
Fidelity Central Funds (cost $52,113)	52,113
Total Investments (cost $901,790)		$1,038,613
Receivable for investments sold		6,167
Receivable for fund shares sold		471
Dividends receivable		2,418
Interest receivable		6
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		3
Other receivables		2
Total assets		1,047,688
Liabilities
Payable for investments purchased	$7,269
Payable for fund shares redeemed	1,513
Accrued management fee	359
Distribution and service plan fees payable	375
Other affiliated payables	205
Other payables and accrued expenses	57
Collateral on securities loaned, at value	3,563
Total liabilities		13,341
Net Assets		$1,034,347
Net Assets consist of:
Paid in capital		$839,284
Undistributed net investment income		8,234
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,009
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		136,820
Net Assets		$1,034,347
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($356,355 ÷ 20,539.91 shares)		$17.35
Maximum offering price per share (100/94.25 of $17.35)		$18.41
Class T:
Net Asset Value and redemption price per share ($371,725 ÷ 21,548.72 shares)		$17.25
Maximum offering price per share (100/96.50 of $17.25)		$17.88
Class B:
Net Asset Value and offering price per share ($6,495 ÷ 391.35 shares)(a)		$16.60
Class C:
Net Asset Value and offering price per share ($166,529 ÷ 10,075.72 shares)(a)		$16.53
Class I:
Net Asset Value, offering price and redemption price per share ($124,601 ÷ 6,878.03 shares)		$18.12
Class Z:
Net Asset Value, offering price and redemption price per share ($8,642 ÷ 470.82 shares)		$18.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$22,786
Interest		24
Income from Fidelity Central Funds		142
Total income		22,952
Expenses
Management fee
Basic fee	$5,919
Performance adjustment	(594)
Transfer agent fees	2,234
Distribution and service plan fees	4,715
Accounting and security lending fees	355
Custodian fees and expenses	39
Independent trustees' compensation	5
Registration fees	97
Audit	63
Legal	6
Miscellaneous	7
Total expenses before reductions	12,846
Expense reductions	(50)	12,796
Net investment income (loss)		10,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,682
Foreign currency transactions	(25)
Total net realized gain (loss)		57,657
Change in net unrealized appreciation (depreciation) on: Investment securities	(74,642)
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		(74,633)
Net gain (loss)		(16,976)
Net increase (decrease) in net assets resulting from operations		$(6,820)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,156	$11,692
Net realized gain (loss)	57,657	133,433
Change in net unrealized appreciation (depreciation)	(74,633)	(1,155)
Net increase (decrease) in net assets resulting from operations	(6,820)	143,970
Distributions to shareholders from net investment income	(9,131)	(4,242)
Distributions to shareholders from net realized gain	(113,106)	(420)
Total distributions	(122,237)	(4,662)
Share transactions - net increase (decrease)	43,684	(80,124)
Total increase (decrease) in net assets	(85,373)	59,184
Net Assets
Beginning of period	1,119,720	1,060,536
End of period (including undistributed net investment income of $8,234 and undistributed net investment income of $9,131, respectively)	$1,034,347	$1,119,720

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.65	$17.23	$13.33	$11.45	$11.58
Income from Investment Operations
Net investment income (loss)A	.20	.23B	.13	.07	.02
Net realized and unrealized gain (loss)	(.34)C	2.29	3.87	1.81	(.09)
Total from investment operations	(.14)	2.52	4.00	1.88	(.07)
Distributions from net investment income	(.19)	(.09)	(.10)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.06)
Total distributions	(2.16)D	(.10)	(.10)	–	(.06)
Net asset value, end of period	$17.35	$19.65	$17.23	$13.33	$11.45
Total ReturnE,F	(.41)%C	14.70%	30.26%	16.42%	(.63)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.94%	.98%	1.21%	1.36%
Expenses net of fee waivers, if any	1.00%	.94%	.98%	1.21%	1.33%
Expenses net of all reductions	1.00%	.94%	.97%	1.20%	1.33%
Net investment income (loss)	1.13%	1.29%B	.87%	.53%	.16%
Supplemental Data
Net assets, end of period (in millions)	$356	$386	$369	$301	$295
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.51)%.

 D Total distributions of $2.16 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class T

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$17.15	$13.26	$11.42	$11.55
Income from Investment Operations
Net investment income (loss)A	.15	.19B	.10	.04	(.01)
Net realized and unrealized gain (loss)	(.34)C	2.27	3.86	1.80	(.09)
Total from investment operations	(.19)	2.46	3.96	1.84	(.10)
Distributions from net investment income	(.15)	(.06)	(.07)	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	(.03)
Total distributions	(2.11)	(.06)D	(.07)	–	(.03)
Net asset value, end of period	$17.25	$19.55	$17.15	$13.26	$11.42
Total ReturnE,F	(.67)%C	14.41%	30.05%	16.11%	(.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.24%	1.18%	1.20%	1.42%	1.57%
Expenses net of fee waivers, if any	1.24%	1.18%	1.20%	1.42%	1.55%
Expenses net of all reductions	1.24%	1.17%	1.19%	1.42%	1.54%
Net investment income (loss)	.89%	1.05%B	.65%	.32%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$372	$412	$375	$304	$294
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.77)%.

 D Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$16.57	$12.82	$11.11	$11.26
Income from Investment Operations
Net investment income (loss)A	.05	.08B	.01	(.03)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.74	1.74	(.08)
Total from investment operations	(.27)	2.28	3.75	1.71	(.15)
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(1.97)	(.01)	–	–	–
Net asset value, end of period	$16.60	$18.84	$16.57	$12.82	$11.11
Total ReturnD,E	(1.20)%C	13.75%	29.25%	15.39%	(1.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.78%	1.79%	1.99%	2.14%
Expenses net of fee waivers, if any	1.84%	1.78%	1.79%	1.99%	2.09%
Expenses net of all reductions	1.84%	1.78%	1.78%	1.99%	2.09%
Net investment income (loss)	.29%	.45%B	.06%	(.25)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$6	$11	$15	$17	$22
Portfolio turnover rateH	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .23%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.30)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$16.54	$12.79	$11.07	$11.22
Income from Investment Operations
Net investment income (loss)A	.06	.09B	.02	(.02)	(.07)
Net realized and unrealized gain (loss)	(.32)C	2.20	3.73	1.74	(.08)
Total from investment operations	(.26)	2.29	3.75	1.72	(.15)
Distributions from net investment income	(.06)	–	–	–	–
Distributions from net realized gain	(1.96)	(.01)	–	–	–
Total distributions	(2.03)D	(.01)	–	–	–
Net asset value, end of period	$16.53	$18.82	$16.54	$12.79	$11.07
Total ReturnE,F	(1.16)%C	13.83%	29.36%	15.54%	(1.34)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.69%	1.72%	1.94%	2.08%
Expenses net of fee waivers, if any	1.76%	1.69%	1.72%	1.94%	2.06%
Expenses net of all reductions	1.76%	1.69%	1.71%	1.93%	2.05%
Net investment income (loss)	.37%	.54%B	.13%	(.20)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$167	$179	$160	$123	$124
Portfolio turnover rateI	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.26)%.

 D Total distributions of $2.03 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.962 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.42	$17.91	$13.86	$11.88	$12.00
Income from Investment Operations
Net investment income (loss)A	.25	.29B	.18	.11	.06
Net realized and unrealized gain (loss)	(.35)C	2.37	4.02	1.87	(.09)
Total from investment operations	(.10)	2.66	4.20	1.98	(.03)
Distributions from net investment income	(.24)	(.14)	(.15)	–	(.02)
Distributions from net realized gain	(1.96)	(.01)	–	–	(.07)
Total distributions	(2.20)	(.15)	(.15)	–	(.09)
Net asset value, end of period	$18.12	$20.42	$17.91	$13.86	$11.88
Total ReturnD	(.14)%C	14.99%	30.63%	16.67%	(.33)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.69%	.70%	.91%	1.04%
Expenses net of fee waivers, if any	.76%	.69%	.70%	.91%	1.03%
Expenses net of all reductions	.76%	.69%	.69%	.90%	1.02%
Net investment income (loss)	1.37%	1.54%B	1.15%	.83%	.46%
Supplemental Data
Net assets, end of period (in millions)	$125	$131	$135	$103	$83
Portfolio turnover rateG	56%	106%	70%	64%	68%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$20.44	$17.92	$16.59
Income from Investment Operations
Net investment income (loss)B	.28	.31C	.06
Net realized and unrealized gain (loss)	(.35)D	2.38	1.27
Total from investment operations	(.07)	2.69	1.33
Distributions from net investment income	(.05)	(.17)	–
Distributions from net realized gain	(1.96)	(.01)	–
Total distributions	(2.01)	(.17)E	–
Net asset value, end of period	$18.36	$20.44	$17.92
Total ReturnF,G	(.01)%D	15.20%	8.02%
Ratios to Average Net AssetsH,I
Expenses before reductions	.59%	.52%	.54%J
Expenses net of fee waivers, if any	.59%	.52%	.54%J
Expenses net of all reductions	.59%	.52%	.52%J
Net investment income (loss)	1.54%	1.71%C	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,642	$118	$7,394
Portfolio turnover rateK	56%	106%	70%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.49%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.11)%.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.007 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$179,987
Gross unrealized depreciation	(44,962)
Net unrealized appreciation (depreciation) on securities	$135,025
Tax Cost	$903,588

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,234
Undistributed long-term capital gain	$56,258
Net unrealized appreciation (depreciation) on securities and other investments	$135,022

The fund intends to elect to defer to its next fiscal year $4,451 of capital loss recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$23,853	$ 4,242
Long-term Capital Gains	98,384	420
Total	$122,237	$ 4,662

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $583,377 and $642,751, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$920	$6
Class T	.25%	.25%	1,972	5
Class B	.75%	.25%	87	66
Class C	.75%	.25%	1,736	114
			$4,715	$191

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$115
Class T	18
Class B(a)	3
Class C(a)	12
$148

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$775.21
Class T	777.20
Class B	26.30
Class C	374.22
Class I	279.22
Class Z	3.05
	$2,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4 and a portion of class-level operating expenses as follows:

Amount
Class A	$8
Class T	8
Class B	–(a)
Class C	4
Class I	2
$22

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$3,806	$1,902
Class T	3,175	1,201
Class B	5	–
Class C	609	–
Class I	1,536	1,071
Class Z	–(a)	68
Total	$9,131	$4,242
From net realized gain
Class A	$38,921	$147
Class T	41,529	152
Class B	1,164	6
Class C	18,788	68
Class I	12,693	44
Class Z	11	3
Total	$113,106	$420

 (a) In the amount of less than five hundred dollars.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,750	2,553	$48,068	$46,007
Reinvestment of distributions	2,322	107	39,381	1,806
Shares redeemed	(4,182)	(4,408)	(72,975)	(79,256)
Net increase (decrease)	890	(1,748)	$14,474	$(31,443)
Class T
Shares sold	3,861	3,910	$67,241	$70,377
Reinvestment of distributions	2,576	77	43,556	1,302
Shares redeemed	(5,958)	(4,771)	(103,477)	(85,489)
Net increase (decrease)	479	(784)	$7,320	$(13,810)
Class B
Shares sold	11	29	$199	$480
Reinvestment of distributions	68	–	1,105	5
Shares redeemed	(286)	(319)	(4,794)	(5,509)
Net increase (decrease)	(207)	(290)	$(3,490)	$(5,024)
Class C
Shares sold	1,178	1,183	$19,680	$20,503
Reinvestment of distributions	1,033	3	16,812	58
Shares redeemed	(1,654)	(1,331)	(27,529)	(23,161)
Net increase (decrease)	557	(145)	$8,963	$(2,600)
Class I
Shares sold	1,619	1,479	$29,609	$27,537
Reinvestment of distributions	752	59	13,280	1,027
Shares redeemed	(1,918)	(2,664)	(35,222)	(48,359)
Net increase (decrease)	453	(1,126)	$7,667	$(19,795)
Class Z
Shares sold	511	23	$9,593	$420
Reinvestment of distributions	1	4	11	71
Shares redeemed	(47)	(434)	(854)	(7,943)
Net increase (decrease)	465	(407)	$8,750	$(7,452)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor® Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor® Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.00%
Actual		$1,000.00	$971.40	$4.94
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class T	1.24%
Actual		$1,000.00	$970.20	$6.12
Hypothetical-C		$1,000.00	$1,018.85	$6.28
Class B	1.84%
Actual		$1,000.00	$967.40	$9.07
Hypothetical-C		$1,000.00	$1,015.84	$9.30
Class C	1.76%
Actual		$1,000.00	$967.80	$8.68
Hypothetical-C		$1,000.00	$1,016.24	$8.90
Class I	.76%
Actual		$1,000.00	$972.60	$3.76
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.60%
Actual		$1,000.00	$973.50	$2.97
Hypothetical-C		$1,000.00	$1,022.06	$3.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/14/15	12/11/15	$0.244	$0.941

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $63,036,073 , or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 54% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 72%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Dividend Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADGFI-ANN-0116
1.733549.116

Fidelity Advisor® Value Strategies Fund Class I (formerly Institutional Class) Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	1.36%	11.89%	7.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class I on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$19,957	Fidelity Advisor® Value Strategies Fund - Class I
$21,688	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Tom Soviero:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained modestly, beating the -1.00% return of the benchmark Russell Midcap® Value Index. Security selection drove performance versus the benchmark, especially picks in the consumer discretionary, materials and energy sectors. Underweighting energy also helped. Our biggest individual contributor was top holding LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company dependent on natural-gas derivatives. Although Lyondell lost its cost advantage when oil prices plunged early in the period, the quality of its assets and strong free cash flow lifted the stock. Another standout was Cott, which bought a water company, diluting its dependence on carbonated beverages and boosting its earnings-growth prospects. Additionally, the fund’s foreign holdings bolstered performance despite the stronger U.S. dollar. By contrast, stock picks in information technology and health care, as well as a sizable underweighting in financials, detracted. Disappointments included Micron Technology, a semiconductor company hurt by more capacity coming online as industry demand slowed. Lastly, not owning for-profit health insurer and index component Cigna hurt. Lyondell, Cott and Micron were all non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.5	5.3
Bank of America Corp.	4.1	3.6
Apple, Inc.	3.4	4.8
General Motors Co.	3.3	3.0
Citigroup, Inc.	3.0	0.8
Delphi Automotive PLC	3.0	4.1
U.S. Bancorp	2.7	2.4
Cott Corp.	2.6	2.2
Universal Health Services, Inc. Class B	2.4	2.3
Boston Scientific Corp.	2.3	2.1
	33.3

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	23.0
Financials	15.2	12.8
Health Care	14.5	16.3
Materials	10.0	8.6
Information Technology	8.1	13.7

Asset Allocation (% of fund's net assets)

As of November 30, 2015 *
Stocks	88.9%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Foreign investments - 15.9%

As of May 31, 2015 *
Stocks	97.1%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.5%

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 3.3%
Delphi Automotive PLC	474,177	$41,671
Tenneco, Inc. (a)	90,224	4,861
		46,532
Automobiles - 3.3%
General Motors Co.	1,284,836	46,511
Diversified Consumer Services - 1.3%
Service Corp. International	691,750	19,265
Hotels, Restaurants & Leisure - 2.0%
Cedar Fair LP (depositary unit)	227,420	12,808
Wyndham Worldwide Corp.	199,867	15,174
		27,982
Household Durables - 4.1%
CalAtlantic Group, Inc.	527,581	22,211
Lennar Corp. Class A (b)	424,700	21,749
PulteGroup, Inc.	744,504	14,503
		58,463
Leisure Products - 3.1%
Hasbro, Inc.	266,797	19,500
Vista Outdoor, Inc. (a)	557,700	24,567
		44,067
Media - 1.1%
Omnicom Group, Inc.	120,112	8,879
Regal Entertainment Group Class A (b)	330,800	6,203
		15,082
Specialty Retail - 1.4%
Asbury Automotive Group, Inc. (a)	111,241	8,354
GameStop Corp. Class A (b)	313,213	10,972
		19,326
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	36,500	3,332

TOTAL CONSUMER DISCRETIONARY		280,560

CONSUMER STAPLES - 5.9%
Beverages - 2.6%
Cott Corp.	3,511,564	36,787
Food & Staples Retailing - 1.6%
CVS Health Corp.	237,100	22,309
Food Products - 0.9%
Calavo Growers, Inc.	232,028	13,128
Household Products - 0.8%
Procter & Gamble Co.	142,100	10,635

TOTAL CONSUMER STAPLES		82,859

ENERGY - 3.3%
Energy Equipment & Services - 0.5%
Halliburton Co.	183,600	7,316
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	117,100	6,329
EP Energy Corp. (a)(b)	274,600	1,554
HollyFrontier Corp.	76,400	3,673
Kinder Morgan, Inc.	170,400	4,016
Valero Energy Corp.	327,300	23,520
		39,092

TOTAL ENERGY		46,408

FINANCIALS - 15.2%
Banks - 13.9%
Bank of America Corp.	3,355,213	58,481
CIT Group, Inc.	157,349	6,760
Citigroup, Inc.	796,323	43,073
JPMorgan Chase & Co.	314,200	20,951
Regions Financial Corp.	778,163	7,891
U.S. Bancorp	862,484	37,854
Wells Fargo & Co.	377,370	20,793
		195,803
Capital Markets - 0.6%
PJT Partners, Inc. (a)	6,685	157
The Blackstone Group LP	267,400	8,351
		8,508
Insurance - 0.7%
AFLAC, Inc.	158,186	10,320

TOTAL FINANCIALS		214,631

HEALTH CARE - 14.5%
Health Care Equipment & Supplies - 5.5%
Alere, Inc. (a)	172,283	7,110
Boston Scientific Corp. (a)	1,785,400	32,637
St. Jude Medical, Inc.	463,300	29,234
Zimmer Biomet Holdings, Inc.	87,600	8,848
		77,829
Health Care Providers & Services - 3.2%
DaVita HealthCare Partners, Inc. (a)	158,496	11,577
Universal Health Services, Inc. Class B	278,914	33,894
		45,471
Life Sciences Tools & Services - 0.8%
PerkinElmer, Inc.	207,500	11,031
Pharmaceuticals - 5.0%
Johnson & Johnson	187,800	19,013
Merck & Co., Inc.	390,800	20,716
Sanofi SA sponsored ADR	720,344	31,854
		71,583

TOTAL HEALTH CARE		205,914

INDUSTRIALS - 7.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	180,022	17,116
Honeywell International, Inc.	139,500	14,501
Orbital ATK, Inc.	278,850	23,956
Textron, Inc.	223,717	9,546
		65,119
Machinery - 1.8%
Deere & Co. (b)	164,900	13,121
Ingersoll-Rand PLC	208,100	12,209
		25,330
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)	557,200	8,837
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	467,200	9,793

TOTAL INDUSTRIALS		109,079

INFORMATION TECHNOLOGY - 8.1%
IT Services - 0.7%
Fidelity National Information Services, Inc.	165,730	10,552
Semiconductors & Semiconductor Equipment - 2.3%
Cypress Semiconductor Corp. (b)	1,507,475	16,311
Micron Technology, Inc. (a)	559,183	8,908
ON Semiconductor Corp. (a)	646,970	7,091
		32,310
Software - 1.7%
Microsoft Corp.	429,324	23,334
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	407,860	48,250

TOTAL INFORMATION TECHNOLOGY		114,446

MATERIALS - 10.0%
Chemicals - 8.8%
Ashland, Inc.	83,100	9,361
Axiall Corp.	284,126	5,921
LyondellBasell Industries NV Class A	965,892	92,551
PPG Industries, Inc.	154,592	16,347
		124,180
Containers & Packaging - 1.2%
WestRock Co.	347,900	17,614

TOTAL MATERIALS		141,794

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc. (a)	558,139	28,370
UTILITIES - 2.4%
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. (a)	567,563	8,389
Dynegy, Inc. (a)	441,400	7,115
		15,504
Multi-Utilities - 1.3%
Sempra Energy	179,639	17,826

TOTAL UTILITIES		33,330

TOTAL COMMON STOCKS
(Cost $794,484)		1,257,391
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Peabody Energy Corp. 6.25% 11/15/21 (Cost $14,230)	15,405	2,426
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.18% (c)	23,178,091	23,178
Fidelity Securities Lending Cash Central Fund, 0.22% (c)(d)	30,384,778	30,385
TOTAL MONEY MARKET FUNDS
(Cost $53,563)		53,563
TOTAL INVESTMENT PORTFOLIO - 92.8%
(Cost $862,277)		1,313,380
NET OTHER ASSETS (LIABILITIES) - 7.2%		101,256
NET ASSETS - 100%		$1,414,636

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$50
Fidelity Securities Lending Cash Central Fund	791
Total	$841

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$280,560	$280,560	$--	$--
Consumer Staples	82,859	82,859	--	--
Energy	46,408	46,408	--	--
Financials	214,631	214,631	--	--
Health Care	205,914	205,914	--	--
Industrials	109,079	109,079	--	--
Information Technology	114,446	114,446	--	--
Materials	141,794	141,794	--	--
Telecommunication Services	28,370	28,370	--	--
Utilities	33,330	33,330	--	--
Corporate Bonds	2,426	--	2,426	--
Money Market Funds	53,563	53,563	--	--
Total Investments in Securities:	$1,313,380	$1,310,954	$2,426	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	6.5%
Bailiwick of Jersey	3.0%
Canada	2.6%
France	2.2%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $29,334) — See accompanying schedule: Unaffiliated issuers (cost $808,714)	$1,259,817
Fidelity Central Funds (cost $53,563)	53,563
Total Investments (cost $862,277)		$1,313,380
Receivable for investments sold		379
Receivable for fund shares sold		131,840
Dividends receivable		2,389
Interest receivable		43
Distributions receivable from Fidelity Central Funds		52
Prepaid expenses		3
Other receivables		13
Total assets		1,448,099
Liabilities
Payable for fund shares redeemed	$2,215
Accrued management fee	358
Distribution and service plan fees payable	211
Other affiliated payables	250
Other payables and accrued expenses	44
Collateral on securities loaned, at value	30,385
Total liabilities		33,463
Net Assets		$1,414,636
Net Assets consist of:
Paid in capital		$1,086,894
Undistributed net investment income		12,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,102)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		451,103
Net Assets		$1,414,636
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($215,141 ÷ 5,514.662 shares)		$39.01
Maximum offering price per share (100/94.25 of $39.01)		$41.39
Class T:
Net Asset Value and redemption price per share ($294,097 ÷ 7,279.753 shares)		$40.40
Maximum offering price per share (100/96.50 of $40.40)		$41.87
Class B:
Net Asset Value and offering price per share ($3,911 ÷ 110.061 shares)(a)		$35.53
Class C:
Net Asset Value and offering price per share ($49,140 ÷ 1,399.392 shares)(a)		$35.12
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($715,837 ÷ 16,373.120 shares)		$43.72
Class K:
Net Asset Value, offering price and redemption price per share ($71,635 ÷ 1,637.769 shares)		$43.74
Class I:
Net Asset Value, offering price and redemption price per share ($64,875 ÷ 1,555.559 shares)		$41.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$24,333
Interest		1,276
Income from Fidelity Central Funds		841
Total income		26,450
Expenses
Management fee
Basic fee	$7,974
Performance adjustment	(1,933)
Transfer agent fees	2,877
Distribution and service plan fees	2,725
Accounting and security lending fees	465
Custodian fees and expenses	15
Independent trustees' compensation	6
Registration fees	109
Audit	65
Legal	6
Miscellaneous	11
Total expenses before reductions	12,320
Expense reductions	(77)	12,243
Net investment income (loss)		14,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,277
Foreign currency transactions	14
Total net realized gain (loss)		117,291
Change in net unrealized appreciation (depreciation) on: Investment securities	(113,534)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		(113,531)
Net gain (loss)		3,760
Net increase (decrease) in net assets resulting from operations		$17,967

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,207	$12,033
Net realized gain (loss)	117,291	6,319
Change in net unrealized appreciation (depreciation)	(113,531)	112,825
Net increase (decrease) in net assets resulting from operations	17,967	131,177
Distributions to shareholders from net investment income	(11,929)	(10,331)
Distributions to shareholders from net realized gain	(1,090)	–
Total distributions	(13,019)	(10,331)
Share transactions - net increase (decrease)	(175,423)	(53,813)
Total increase (decrease) in net assets	(170,475)	67,033
Net Assets
Beginning of period	1,585,111	1,518,078
End of period (including undistributed net investment income of $12,741 and undistributed net investment income of $11,706, respectively)	$1,414,636	$1,585,111

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$36.02	$27.62	$22.71	$23.11
Income from Investment Operations
Net investment income (loss)A	.35	.25	.23	–B	.13C
Net realized and unrealized gain (loss)	.06	2.87	8.25	5.03	(.49)
Total from investment operations	.41	3.12	8.48	5.03	(.36)
Distributions from net investment income	(.28)D	(.23)	(.08)	(.12)	(.03)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.31)	(.23)	(.08)	(.12)	(.04)
Net asset value, end of period	$39.01	$38.91	$36.02	$27.62	$22.71
Total ReturnE,F	1.07%	8.74%	30.77%	22.29%	(1.57)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of fee waivers, if any	.93%	.96%	1.04%	1.21%	1.18%
Expenses net of all reductions	.93%	.96%	1.03%	1.21%	1.17%
Net investment income (loss)	.89%	.68%	.73%	- %B	.51%C
Supplemental Data
Net assets, end of period (in millions)	$215	$233	$243	$203	$190
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.28	$37.28	$28.58	$23.48	$23.90
Income from Investment Operations
Net investment income (loss)A	.28	.18	.18	(.05)B	.08C
Net realized and unrealized gain (loss)	.06	2.98	8.54	5.22	(.50)
Total from investment operations	.34	3.16	8.72	5.17	(.42)
Distributions from net investment income	(.19)D	(.16)	(.02)	(.07)	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.22)	(.16)	(.02)	(.07)	–
Net asset value, end of period	$40.40	$40.28	$37.28	$28.58	$23.48
Total ReturnE,F	.86%	8.51%	30.52%	22.08%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.15%	1.17%	1.23%	1.38%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.23%	1.38%	1.35%
Expenses net of all reductions	1.14%	1.17%	1.22%	1.38%	1.35%
Net investment income (loss)	.68%	.47%	.54%	(.17)%B	.33%C
Supplemental Data
Net assets, end of period (in millions)	$294	$324	$335	$283	$274
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class B

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.44	$32.86	$25.34	$20.87	$21.37
Income from Investment Operations
Net investment income (loss)A	.02	(.05)	(.02)	(.18)B	(.06)C
Net realized and unrealized gain (loss)	.07	2.63	7.54	4.65	(.44)
Total from investment operations	.09	2.58	7.52	4.47	(.50)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of period	$35.53	$35.44	$32.86	$25.34	$20.87
Total ReturnD,E	.25%	7.85%	29.68%	21.42%	(2.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%	1.78%	1.83%	1.97%	1.93%
Expenses net of fee waivers, if any	1.76%	1.78%	1.83%	1.97%	1.93%
Expenses net of all reductions	1.76%	1.78%	1.82%	1.97%	1.93%
Net investment income (loss)	.06%	(.14)%	(.07)%	(.76)%B	(.25)%C
Supplemental Data
Net assets, end of period (in millions)	$4	$7	$11	$13	$16
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.07	$32.52	$25.06	$20.64	$21.13
Income from Investment Operations
Net investment income (loss)A	.05	(.03)	(.01)	(.17)B	(.05)C
Net realized and unrealized gain (loss)	.07	2.60	7.47	4.59	(.44)
Total from investment operations	.12	2.57	7.46	4.42	(.49)
Distributions from net investment income	(.04)D	(.02)	–	–	–
Distributions from net realized gain	(.03)D	–	–	–	–
Total distributions	(.07)	(.02)	–	–	–
Net asset value, end of period	$35.12	$35.07	$32.52	$25.06	$20.64
Total ReturnE,F	.33%	7.91%	29.77%	21.41%	(2.32)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%	1.72%	1.78%	1.95%	1.92%
Expenses net of fee waivers, if any	1.69%	1.72%	1.78%	1.95%	1.92%
Expenses net of all reductions	1.69%	1.72%	1.77%	1.95%	1.92%
Net investment income (loss)	.13%	(.08)%	(.02)%	(.75)%B	(.24)%C
Supplemental Data
Net assets, end of period (in millions)	$49	$53	$54	$43	$40
Portfolio turnover rateI	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02) %.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.56	$40.28	$30.89	$25.37	$25.80
Income from Investment Operations
Net investment income (loss)A	.51	.40	.37	.09B	.22C
Net realized and unrealized gain (loss)	.07	3.21	9.20	5.62	(.54)
Total from investment operations	.58	3.61	9.57	5.71	(.32)
Distributions from net investment income	(.39)D	(.33)	(.18)	(.19)	(.10)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.33)	(.18)	(.19)	(.11)
Net asset value, end of period	$43.72	$43.56	$40.28	$30.89	$25.37
Total ReturnE	1.35%	9.05%	31.14%	22.69%	(1.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.69%	.73%	.89%	.88%
Expenses net of fee waivers, if any	.67%	.69%	.73%	.89%	.88%
Expenses net of all reductions	.66%	.69%	.72%	.89%	.88%
Net investment income (loss)	1.16%	.95%	1.03%	.31%B	.80%C
Supplemental Data
Net assets, end of period (in millions)	$716	$786	$681	$396	$284
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Investment income per share reflects a large, non-recurring dividends which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class K

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$43.57	$40.28	$30.89	$25.38	$25.82
Income from Investment Operations
Net investment income (loss)A	.58	.47	.43	.14B	.28C
Net realized and unrealized gain (loss)	.07	3.20	9.18	5.61	(.55)
Total from investment operations	.65	3.67	9.61	5.75	(.27)
Distributions from net investment income	(.45)D	(.38)	(.22)	(.24)	(.16)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.48)	(.38)	(.22)	(.24)	(.17)
Net asset value, end of period	$43.74	$43.57	$40.28	$30.89	$25.38
Total ReturnE	1.51%	9.21%	31.34%	22.93%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.53%	.58%	.71%	.68%
Expenses net of fee waivers, if any	.51%	.53%	.58%	.71%	.68%
Expenses net of all reductions	.51%	.53%	.57%	.71%	.68%
Net investment income (loss)	1.31%	1.11%	1.18%	.50%B	1.00%C
Supplemental Data
Net assets, end of period (in millions)	$72	$97	$119	$70	$47
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Strategies Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$38.46	$29.51	$24.26	$24.69
Income from Investment Operations
Net investment income (loss)A	.48	.37	.34	.08B	.22C
Net realized and unrealized gain (loss)	.08	3.06	8.79	5.37	(.53)
Total from investment operations	.56	3.43	9.13	5.45	(.31)
Distributions from net investment income	(.39)D	(.32)	(.18)	(.20)	(.11)D
Distributions from net realized gain	(.03)D	–	–	–	(.01)D
Total distributions	(.42)	(.32)	(.18)	(.20)	(.12)
Net asset value, end of period	$41.71	$41.57	$38.46	$29.51	$24.26
Total ReturnE	1.36%	9.01%	31.11%	22.67%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.71%	.76%	.90%	.86%
Expenses net of fee waivers, if any	.68%	.71%	.76%	.90%	.86%
Expenses net of all reductions	.68%	.71%	.75%	.90%	.86%
Net investment income (loss)	1.14%	.93%	1.00%	.31%B	.82%C
Supplemental Data
Net assets, end of period (in millions)	$65	$86	$74	$66	$52
Portfolio turnover rateH	9%	6%	22%	23%	34%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Class K and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$487,259
Gross unrealized depreciation	(37,739)
Net unrealized appreciation (depreciation) on securities	$449,520
Tax Cost	$863,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,594
Capital loss carryforward	$(133,637)
Net unrealized appreciation (depreciation) on securities and other investments	$449,520

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(133,637)

The Fund intends to elect to defer to its next fiscal year $734 of capital losses recognized during the period November 1, 2015 to November 30, 2015.

The tax character of distributions paid was as follows:

	November 30, 2015	November 30, 2014
Ordinary Income	$13,019	$ 10,331

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $129,951 and $350,153, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$573	$5
Class T	.25%	.25%	1,574	12
Class B	.75%	.25%	56	42
Class C	.75%	.25%	522	24
			$2,725	$83

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21
Class T	8
Class B(a)	2
Class C(a)	2
$33

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$508.22
Class T	583.19
Class B	17.30
Class C	122.23
Fidelity Value Strategies Fund	1,437.21
Class K	37.05
Class I	173.22
	$2,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $791, including $3 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$5
Class T	8
Class B	–(a)
Class C	1
Fidelity Value Strategies Fund	17
Class I	1
$32

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2015	2014
From net investment income
Class A	$1,691	$1,567
Class T	1,553	1,415
Class C	56	32
Fidelity Value Strategies Fund	6,934	5,578
Class K	896	1,131
Class I	799	608
Total	$11,929	$10,331
From net realized gain
Class A	$174	$–
Class T	234	–
Class C	44	–
Fidelity Value Strategies Fund	520	–
Class K	58	–
Class I	60	–
Total	$1,090	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	391	546	$15,470	$20,399
Reinvestment of distributions	46	41	1,760	1,447
Shares redeemed	(904)	(1,342)	(35,567)	(50,201)
Net increase (decrease)	(467)	(755)	$(18,337)	$(28,355)
Class T
Shares sold	486	435	$19,926	$16,774
Reinvestment of distributions	41	35	1,646	1,293
Shares redeemed	(1,296)	(1,420)	(52,610)	(54,916)
Net increase (decrease)	(769)	(950)	$(31,038)	$(36,849)
Class B
Shares sold	–	1	$12	$30
Reinvestment of distributions	–	–	–	–
Shares redeemed	(95)	(140)	(3,438)	(4,799)
Net increase (decrease)	(95)	(139)	$(3,426)	$(4,769)
Class C
Shares sold	131	125	$4,724	$4,210
Reinvestment of distributions	3	1	95	29
Shares redeemed	(237)	(282)	(8,407)	(9,502)
Net increase (decrease)	(103)	(156)	$(3,588)	$(5,263)
Fidelity Value Strategies Fund
Shares sold	3,980	7,626	$174,437	$315,612
Reinvestment of distributions	106	127	4,551	4,998
Shares redeemed	(5,750)	(6,627)	(250,149)	(273,372)
Net increase (decrease)	(1,664)	1,126	$(71,161)	$47,238
Class K
Shares sold	390	669	$17,106	$27,831
Reinvestment of distributions	22	29	954	1,131
Shares redeemed	(1,001)	(1,437)	(44,142)	(60,236)
Net increase (decrease)	(589)	(739)	$(26,082)	$(31,274)
Class I
Shares sold	288	522	$12,081	$20,905
Reinvestment of distributions	18	14	748	523
Shares redeemed	(809)	(403)	(34,620)	(15,969)
Net increase (decrease)	(503)	133	$(21,791)	$5,459

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Strategies Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	.91%
Actual		$1,000.00	$943.40	$4.43
Hypothetical-C		$1,000.00	$1,020.51	$4.61
Class T	1.12%
Actual		$1,000.00	$942.60	$5.45
Hypothetical-C		$1,000.00	$1,019.45	$5.67
Class B	1.73%
Actual		$1,000.00	$939.70	$8.41
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class C	1.67%
Actual		$1,000.00	$940.00	$8.12
Hypothetical-C		$1,000.00	$1,016.70	$8.44
Fidelity Value Strategies Fund	.65%
Actual		$1,000.00	$944.70	$3.17
Hypothetical-C		$1,000.00	$1,021.81	$3.29
Class K	.49%
Actual		$1,000.00	$945.50	$2.39
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Class I	.66%
Actual		$1,000.00	$944.70	$3.22
Hypothetical-C		$1,000.00	$1,021.76	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISO-ANN-0116
1.539181.118

Fidelity Advisor® Growth Opportunities Fund Class A, Class T, Class B and Class C Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.78)%	14.30%	6.87%
Class T (incl. 3.50% sales charge)	1.36%	14.61%	6.91%
Class B (incl. contingent deferred sales charge)	(0.62)%	14.51%	6.94%
Class C (incl. contingent deferred sales charge)	3.49%	14.81%	6.71%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$19,432	Fidelity Advisor® Growth Opportunities Fund - Class A
$22,947	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly for the 12 months ending November 30, 2015, despite a steep decline in August and September on concern about slowing economic growth in China. The S&P 500® index rebounded in October and gained 2.75% for the year. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, more economic stimulus in Europe and an interest-rate cut in China. Growth stocks in the benchmark far outpaced their value counterparts, as investors continued to seek growth in a subpar economic environment. Sector performance varied widely, with more than 26 percentage points separating the leader from the laggard. Consumer discretionary (+14%) secured the top spot, benefiting from a combination of rising personal income and still-benign inflation. Information technology (+7%) and health care (+4%) also outpaced the broad market. Conversely, the energy sector (-12%) performed worst, stymied by depressed commodity prices that also hit materials (-5%). Telecommunication services (-5%) and utilities (-4%), considered defensive sectors less sensitive to the economy, also lost ground. At period end, investors remained focused on the potential global implications of a stronger U.S. dollar and how China's transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund's share classes posted gains in the mid-single digits but lagged the 6.12% return of the benchmark Russell 1000® Growth Index. Stock selection in the consumer staples, consumer discretionary and industrials sectors meaningfully detracted versus the benchmark. A large overweighting in Keurig Green Mountain, an innovator in single-serve beverage products, was the fund's biggest relative detractor, as sales and profitability of the company's products were pressured by cheaper knock-offs. I considerably reduced this position but remained overweighted at period end. Other noteworthy detractors included non-index positions in Lumber Liquidators Holdings, which I sold, and Endurance International Group Holdings, a Web-hosting company. Conversely, picks in health care and information technology added significant value. Regeneron Pharmaceuticals, the fund's top relative contributor, and Alkermes are two biotechnology stocks that strongly outperformed. Salesforce.com, a provider of cloud-based marketing and customer relationship management solutions, also was a strong performer this period. I reduced our stake in all three contributors noted but maintained overweightings in each case.

Note to shareholders: Kyle Weaver was named Lead Portfolio Manager of the fund, and Steven Wymer Co-Manager, on July 14, 2015, succeeding Gopal Reddy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	6.6
Alphabet, Inc. Class A	3.0	2.3
Alphabet, Inc. Class C	3.0	2.2
Facebook, Inc. Class A	2.4	2.1
Amazon.com, Inc.	2.2	1.6
American Tower Corp.	2.1	0.0
Visa, Inc. Class A	2.0	1.8
Salesforce.com, Inc.	1.8	4.5
Cognizant Technology Solutions Corp. Class A	1.7	0.2
Endurance International Group Holdings, Inc.	1.5	0.0
	26.7

Top Five Market Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.6	36.0
Health Care	18.4	23.5
Consumer Discretionary	17.0	16.0
Industrials	8.3	6.8
Consumer Staples	6.1	8.4

Asset Allocation (% of fund's net assets)

As of November 30, 2015*
Stocks	99.2%
Convertible Securities	0.8%

 * Foreign investments - 9.1%

As of May 31, 2015*
Stocks	98.8%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 6.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	286,400	$15,431
Automobiles - 0.6%
Tesla Motors, Inc. (a)(b)	95,700	22,036
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	100,900	3,782
Hotels, Restaurants & Leisure - 2.8%
Buffalo Wild Wings, Inc. (a)	66,200	10,608
Chipotle Mexican Grill, Inc. (a)	51,500	29,847
Domino's Pizza, Inc.	47,000	5,051
Dunkin' Brands Group, Inc. (b)	165,200	7,008
Las Vegas Sands Corp.	277,692	12,235
Starbucks Corp.	421,800	25,894
Starwood Hotels & Resorts Worldwide, Inc.	54,100	3,887
		94,530
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. (a)	115,600	76,851
Netflix, Inc. (a)	137,500	16,958
Priceline Group, Inc. (a)	14,400	17,983
Travelport Worldwide Ltd. (b)	1,174,200	15,629
		127,421
Media - 4.9%
AMC Networks, Inc. Class A (a)	109,300	8,887
Charter Communications, Inc. Class A (a)(b)	270,200	50,625
Comcast Corp. Class A	668,900	40,709
Liberty Global PLC Class A (a)	403,700	17,121
Lions Gate Entertainment Corp. (b)	217,800	7,392
The Walt Disney Co.	355,300	40,316
Twenty-First Century Fox, Inc. Class A	10,500	310
Zee Entertainment Enterprises Ltd.	679,770	4,174
		169,534
Multiline Retail - 0.2%
Dollar General Corp.	96,600	6,319
Specialty Retail - 1.4%
CarMax, Inc. (a)	231,000	13,236
Home Depot, Inc.	108,300	14,499
TJX Companies, Inc.	270,200	19,076
		46,811
Textiles, Apparel & Luxury Goods - 2.8%
lululemon athletica, Inc. (a)	516,216	24,685
Michael Kors Holdings Ltd. (a)	88,400	3,803
NIKE, Inc. Class B	273,300	36,152
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	458,898	13,859
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	123,600	10,657
VF Corp.	133,400	8,631
		97,787

TOTAL CONSUMER DISCRETIONARY		583,651

CONSUMER STAPLES - 5.9%
Beverages - 1.7%
Monster Beverage Corp.	126,600	19,574
PepsiCo, Inc.	136,900	13,712
The Coca-Cola Co.	555,200	23,663
		56,949
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	227,500	36,723
CVS Health Corp.	332,800	31,313
Walgreens Boots Alliance, Inc.	188,200	15,814
Whole Foods Market, Inc.	109,400	3,189
		87,039
Food Products - 0.6%
Keurig Green Mountain, Inc.	168,200	8,814
Mead Johnson Nutrition Co. Class A	83,700	6,745
Mondelez International, Inc.	110,100	4,807
		20,366
Household Products - 0.6%
Procter & Gamble Co.	182,900	13,688
Svenska Cellulosa AB (SCA) (B Shares)	238,500	6,864
		20,552
Personal Products - 0.2%
Herbalife Ltd. (a)	122,400	7,066
Tobacco - 0.3%
Altria Group, Inc.	179,200	10,322

TOTAL CONSUMER STAPLES		202,294

ENERGY - 1.2%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	109,400	6,904
Oceaneering International, Inc.	201,500	8,814
		15,718
Oil, Gas & Consumable Fuels - 0.7%
Cabot Oil & Gas Corp.	798,900	15,043
Golar LNG Ltd.	28,700	785
PDC Energy, Inc. (a)	136,800	7,728
		23,556

TOTAL ENERGY		39,274

FINANCIALS - 5.3%
Banks - 1.5%
HDFC Bank Ltd. sponsored ADR	246,900	14,350
JPMorgan Chase & Co.	531,800	35,460
		49,810
Capital Markets - 1.2%
BlackRock, Inc. Class A	74,200	26,988
Charles Schwab Corp.	452,200	15,244
Goldman Sachs Group, Inc.	41	8
		42,240
Consumer Finance - 0.4%
American Express Co.	55,900	4,005
Discover Financial Services	185,233	10,514
		14,519
Diversified Financial Services - 0.1%
MSCI, Inc. Class A	49,900	3,499
Real Estate Investment Trusts - 2.1%
American Tower Corp.	726,600	72,210

TOTAL FINANCIALS		182,278

HEALTH CARE - 18.4%
Biotechnology - 12.8%
AbbVie, Inc.	573,600	33,355
ACADIA Pharmaceuticals, Inc. (a)	194,600	7,385
Aduro Biotech, Inc. (b)	78,600	2,436
Agios Pharmaceuticals, Inc. (a)	75,400	4,870
Alexion Pharmaceuticals, Inc. (a)	129,400	23,090
Alkermes PLC (a)	513,400	37,663
Alnylam Pharmaceuticals, Inc. (a)	229,500	23,882
Amgen, Inc.	214,300	34,524
Amicus Therapeutics, Inc. (a)	641,000	6,878
Asterias Biotherapeutics, Inc. (a)(b)	50,950	245
aTyr Pharma, Inc. (c)	124,876	1,063
Avalanche Biotechnologies, Inc. (a)	31,748	333
Baxalta, Inc.	37,600	1,293
Biogen, Inc. (a)	71,400	20,482
BioMarin Pharmaceutical, Inc. (a)	169,500	16,165
BioTime, Inc. warrants 10/1/18 (a)	62,345	52
bluebird bio, Inc. (a)	107,000	9,496
Celgene Corp. (a)	97,670	10,690
Celldex Therapeutics, Inc. (a)	165,600	2,982
Edge Therapeutics, Inc. (a)	173,400	2,407
Esperion Therapeutics, Inc. (a)	77,500	2,202
Gilead Sciences, Inc.	353,400	37,446
Insmed, Inc. (a)	375,379	6,122
Intercept Pharmaceuticals, Inc. (a)	10,235	1,807
Isis Pharmaceuticals, Inc. (a)(b)	703,053	42,914
Lexicon Pharmaceuticals, Inc. (a)	114,596	1,577
Merrimack Pharmaceuticals, Inc. (a)	437,800	4,120
Novavax, Inc. (a)	887,700	7,599
Ophthotech Corp. (a)	151,000	9,599
Prothena Corp. PLC (a)	123,802	8,733
Regeneron Pharmaceuticals, Inc. (a)	88,700	48,297
Regulus Therapeutics, Inc. (a)	318,000	3,202
Rigel Pharmaceuticals, Inc. (a)	667,248	2,189
Seattle Genetics, Inc. (a)(b)	152,367	6,396
Seres Therapeutics, Inc.	21,900	785
Spark Therapeutics, Inc. (b)	3,500	202
Transition Therapeutics, Inc. (a)(b)	761,897	1,432
Vertex Pharmaceuticals, Inc. (a)	99,390	12,857
XOMA Corp. (a)(b)	1,084,759	1,443
		438,213
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	476,700	8,714
Penumbra, Inc. (a)	4,200	211
Stryker Corp.	37,000	3,569
		12,494
Health Care Providers & Services - 2.0%
Express Scripts Holding Co. (a)	109,767	9,383
McKesson Corp.	251,900	47,697
UnitedHealth Group, Inc.	97,100	10,944
		68,024
Health Care Technology - 0.4%
athenahealth, Inc. (a)(b)	89,700	15,047
Castlight Health, Inc. Class B (a)	116,700	467
		15,514
Pharmaceuticals - 2.8%
AcelRx Pharmaceuticals, Inc. (a)	714,917	4,089
Allergan PLC (a)	58,490	18,359
Bristol-Myers Squibb Co.	269,000	18,026
Endo Health Solutions, Inc. (a)	276,800	17,018
Intra-Cellular Therapies, Inc. (a)	36,700	1,957
Mylan N.V.	66,000	3,386
Teva Pharmaceutical Industries Ltd. sponsored ADR	560,500	35,272
		98,107

TOTAL HEALTH CARE		632,352

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	114,400	11,892
The Boeing Co.	137,100	19,941
		31,833
Air Freight & Logistics - 0.4%
FedEx Corp.	33,900	5,375
United Parcel Service, Inc. Class B	82,500	8,498
		13,873
Airlines - 2.5%
American Airlines Group, Inc.	180,400	7,443
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	1,097,300	1,935
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	105,300	1,863
Delta Air Lines, Inc.	354,300	16,461
JetBlue Airways Corp. (a)	66,000	1,633
Southwest Airlines Co.	829,400	38,053
Spirit Airlines, Inc. (a)	292,900	10,770
United Continental Holdings, Inc. (a)	86,100	4,798
WestJet Airlines Ltd.	199,300	3,170
		86,126
Building Products - 0.0%
Caesarstone Sdot-Yam Ltd.	36,100	1,476
Electrical Equipment - 1.2%
Acuity Brands, Inc.	32,800	7,573
SolarCity Corp. (a)(b)	1,101,700	31,685
Sunrun, Inc. (a)(b)	241,300	1,605
		40,863
Industrial Conglomerates - 0.9%
3M Co.	62,200	9,739
Danaher Corp.	230,700	22,237
		31,976
Professional Services - 0.7%
TriNet Group, Inc. (a)	938,300	18,531
Verisk Analytics, Inc. (a)	47,700	3,575
		22,106
Road & Rail - 1.4%
Genesee & Wyoming, Inc. Class A (a)	123,700	8,569
Hertz Global Holdings, Inc. (a)	135,400	2,147
J.B. Hunt Transport Services, Inc.	212,200	16,603
TransForce, Inc.	295,200	5,626
Union Pacific Corp.	163,200	13,701
		46,646
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	345,700	10,934

TOTAL INDUSTRIALS		285,833

INFORMATION TECHNOLOGY - 38.2%
Communications Equipment - 0.6%
Infinera Corp. (a)	423,581	9,539
QUALCOMM, Inc.	201,165	9,815
		19,354
Electronic Equipment & Components - 0.0%
CDW Corp.	38,400	1,658
Internet Software & Services - 13.1%
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	402,300	33,825
Alphabet, Inc.:
Class A (a)	133,665	101,966
Class C	137,175	101,866
Demandware, Inc. (a)(b)	150,000	7,673
Endurance International Group Holdings, Inc. (a)(b)	3,676,340	51,358
Facebook, Inc. Class A (a)	804,841	83,897
GoDaddy, Inc. (a)(b)	1,429,000	44,399
LinkedIn Corp. Class A (a)	9,400	2,285
Rackspace Hosting, Inc. (a)	176,202	5,043
Wix.com Ltd. (a)	705,135	17,523
		449,835
IT Services - 8.8%
Alliance Data Systems Corp. (a)	113,600	32,586
Booz Allen Hamilton Holding Corp. Class A	231,200	7,040
Cognizant Technology Solutions Corp. Class A (a)	885,892	57,211
EPAM Systems, Inc. (a)	451,300	35,531
Fidelity National Information Services, Inc.	23,771	1,513
Gartner, Inc. Class A (a)	79,900	7,455
MasterCard, Inc. Class A	459,200	44,965
PayPal Holdings, Inc. (a)	235,600	8,307
Sabre Corp.	1,108,600	32,438
Square, Inc.	129,100	1,554
Visa, Inc. Class A	885,300	69,948
WEX, Inc. (a)	28,500	2,687
		301,235
Semiconductors & Semiconductor Equipment - 3.4%
Avago Technologies Ltd.	171,700	22,398
Broadcom Corp. Class A	322,500	17,618
Cypress Semiconductor Corp. (b)	763,766	8,264
Micron Technology, Inc. (a)	126,600	2,017
NVIDIA Corp.	361,030	11,452
NXP Semiconductors NV (a)	257,500	24,066
Qorvo, Inc. (a)	440,800	25,597
SolarEdge Technologies, Inc. (b)	217,900	4,277
SunEdison, Inc. (a)(b)	245,000	782
		116,471
Software - 4.7%
Adobe Systems, Inc. (a)	119,300	10,911
Electronic Arts, Inc.(a)	121,400	8,230
Fortinet, Inc. (a)	47,600	1,715
Interactive Intelligence Group, Inc. (a)	189,200	6,520
Microsoft Corp.	935,900	50,866
Oracle Corp.	90,600	3,531
Red Hat, Inc. (a)	43,830	3,568
Salesforce.com, Inc. (a)	765,700	61,019
ServiceNow, Inc. (a)	126,200	10,981
Workday, Inc. Class A (a)	65,200	5,458
		162,799
Technology Hardware, Storage & Peripherals - 7.6%
Apple, Inc.	2,017,706	238,689
Electronics for Imaging, Inc. (a)	352,400	17,296
Nimble Storage, Inc. (a)(b)	477,400	4,998
Pure Storage, Inc. Class A (a)	31,100	402
		261,385

TOTAL INFORMATION TECHNOLOGY		1,312,737

MATERIALS - 3.5%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	123,700	8,330
Ecolab, Inc.	29,300	3,491
LyondellBasell Industries NV Class A	535,800	51,340
PPG Industries, Inc.	262,900	27,799
The Chemours Co. LLC	19,160	120
The Dow Chemical Co.	235,700	12,287
		103,367
Containers & Packaging - 0.5%
Sealed Air Corp.	334,700	15,182

TOTAL MATERIALS		118,549

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	147,300	6,695
Wireless Telecommunication Services - 1.2%
SBA Communications Corp. Class A (a)	117,500	12,356
T-Mobile U.S., Inc. (a)	840,500	29,838
		42,194

TOTAL TELECOMMUNICATION SERVICES		48,889

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Terraform Power, Inc. (b)	145,700	1,005
TOTAL COMMON STOCKS
(Cost $2,296,893)		3,406,862

Convertible Preferred Stocks - 0.8%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (d)	217,605	2,900
Tobacco - 0.1%
PAX Labs, Inc. Series C (d)	1,069,313	4,128

TOTAL CONSUMER STAPLES		7,028

FINANCIALS - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. Series G (d)	1,081,736	4,067
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	221,104	8,765
Software - 0.2%
Cloudera, Inc. Series F (a)(d)	41,786	1,372
MongoDB, Inc. Series F, 8.00% (a)(d)	515,124	4,008
		5,380

TOTAL INFORMATION TECHNOLOGY		14,145

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $23,237)		25,240

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.18% (e)	10,486,486	10,486
Fidelity Securities Lending Cash Central Fund, 0.22% (e)(f)	182,358,373	182,358
TOTAL MONEY MARKET FUNDS
(Cost $192,844)		192,844
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $2,512,974)		3,624,946
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(190,651)
NET ASSETS - 100%		$3,434,295

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,063,000 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,240,000 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Blue Apron, Inc. Series D	5/18/15	$2,900
Cloudera, Inc. Series F	2/5/14	$608
MongoDB, Inc. Series F, 8.00%	10/2/13	$8,615
PAX Labs, Inc. Series C	5/22/15	$4,117
Redfin Corp. Series G	12/16/14	$3,567
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,430

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$35
Fidelity Securities Lending Cash Central Fund	882
Total	$917

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$583,651	$583,651	$--	$--
Consumer Staples	209,322	195,430	6,864	7,028
Energy	39,274	39,274	--	--
Financials	186,345	182,278	--	4,067
Health Care	632,352	632,352	--	--
Industrials	285,833	285,833	--	--
Information Technology	1,326,882	1,312,737	--	14,145
Materials	118,549	118,549	--	--
Telecommunication Services	48,889	48,889	--	--
Utilities	1,005	1,005	--	--
Money Market Funds	192,844	192,844	--	--
Total Investments in Securities:	$3,624,946	$3,592,842	$6,864	$25,240

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Ireland	2.4%
Netherlands	2.3%
Israel	1.5%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2015
Assets
Investment in securities, at value (including securities loaned of $177,242) — See accompanying schedule: Unaffiliated issuers (cost $2,320,130)	$3,432,102
Fidelity Central Funds (cost $192,844)	192,844
Total Investments (cost $2,512,974)		$3,624,946
Receivable for investments sold		8,550
Receivable for fund shares sold		1,885
Dividends receivable		2,505
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		8
Other receivables		147
Total assets		3,638,175
Liabilities
Payable for investments purchased	$8,383
Payable for fund shares redeemed	9,798
Accrued management fee	1,591
Distribution and service plan fees payable	950
Other affiliated payables	607
Other payables and accrued expenses	193
Collateral on securities loaned, at value	182,358
Total liabilities		203,880
Net Assets		$3,434,295
Net Assets consist of:
Paid in capital		$1,961,636
Accumulated net investment loss		(4,687)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		365,375
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,111,971
Net Assets		$3,434,295
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($664,134 ÷ 9,931.66 shares)		$66.87
Maximum offering price per share (100/94.25 of $66.87)		$70.95
Class T:
Net Asset Value and redemption price per share ($1,461,197 ÷ 21,890.00 shares)		$66.75
Maximum offering price per share (100/96.50 of $66.75)		$69.17
Class B:
Net Asset Value and offering price per share ($5,831 ÷ 95.67 shares)(a)		$60.95
Class C:
Net Asset Value and offering price per share ($237,894 ÷ 3,873.23 shares)(a)		$61.42
Class I:
Net Asset Value, offering price and redemption price per share ($1,060,642 ÷ 15,142.22 shares)		$70.05
Class Z:
Net Asset Value, offering price and redemption price per share ($4,597 ÷ 65.42 shares)		$70.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2015
Investment Income
Dividends		$32,275
Income from Fidelity Central Funds		917
Total income		33,192
Expenses
Management fee
Basic fee	$19,666
Performance adjustment	317
Transfer agent fees	6,720
Distribution and service plan fees	11,405
Accounting and security lending fees	1,039
Custodian fees and expenses	53
Independent trustees' compensation	16
Registration fees	144
Audit	65
Legal	15
Interest	13
Miscellaneous	26
Total expenses before reductions	39,479
Expense reductions	(172)	39,307
Net investment income (loss)		(6,115)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	500,027
Foreign currency transactions	1
Total net realized gain (loss)		500,028
Change in net unrealized appreciation (depreciation) on: Investment securities	(309,232)
Total change in net unrealized appreciation (depreciation)		(309,232)
Net gain (loss)		190,796
Net increase (decrease) in net assets resulting from operations		$184,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,115)	$(7,776)
Net realized gain (loss)	500,028	148,379
Change in net unrealized appreciation (depreciation)	(309,232)	368,352
Net increase (decrease) in net assets resulting from operations	184,681	508,955
Share transactions - net increase (decrease)	(483,133)	(40,304)
Total increase (decrease) in net assets	(298,452)	468,651
Net Assets
Beginning of period	3,732,747	3,264,096
End of period (including accumulated net investment loss of $4,687 and accumulated net investment loss of $3,051, respectively)	$3,434,295	$3,732,747

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class A

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.52	$54.89	$41.34	$35.39	$32.30
Income from Investment Operations
Net investment income (loss)A	(.08)	(.11)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss)	3.43	8.74	13.65	6.06	3.17
Total from investment operations	3.35	8.63	13.55	5.95	3.09
Net asset value, end of period	$66.87	$63.52	$54.89	$41.34	$35.39
Total ReturnB,C	5.27%	15.72%	32.78%	16.81%	9.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.08%	1.23%	1.30%	1.08%
Expenses net of fee waivers, if any	1.05%	1.08%	1.23%	1.29%	1.08%
Expenses net of all reductions	1.05%	1.08%	1.23%	1.29%	1.07%
Net investment income (loss)	(.12)%	(.18)%	(.20)%	(.29)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$664	$648	$555	$359	$267
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class T

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.55	$55.04	$41.54	$35.62	$32.58
Income from Investment Operations
Net investment income (loss)A	(.23)	(.24)	(.19)	(.19)	(.15)
Net realized and unrealized gain (loss)	3.43	8.75	13.69	6.11	3.19
Total from investment operations	3.20	8.51	13.50	5.92	3.04
Net asset value, end of period	$66.75	$63.55	$55.04	$41.54	$35.62
Total ReturnB,C	5.04%	15.46%	32.50%	16.62%	9.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of fee waivers, if any	1.28%	1.31%	1.43%	1.48%	1.25%
Expenses net of all reductions	1.28%	1.31%	1.43%	1.48%	1.25%
Net investment income (loss)	(.35)%	(.40)%	(.40)%	(.48)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$1,461	$1,504	$1,426	$1,187	$1,102
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class B

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.39	$50.87	$38.62	$33.31	$30.64
Income from Investment Operations
Net investment income (loss)A	(.58)	(.55)	(.44)	(.39)	(.33)
Net realized and unrealized gain (loss)	3.14	8.07	12.69	5.70	3.00
Total from investment operations	2.56	7.52	12.25	5.31	2.67
Net asset value, end of period	$60.95	$58.39	$50.87	$38.62	$33.31
Total ReturnB,C	4.38%	14.78%	31.72%	15.94%	8.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.90%	1.92%	2.03%	2.07%	1.83%
Expenses net of fee waivers, if any	1.90%	1.92%	2.03%	2.05%	1.83%
Expenses net of all reductions	1.90%	1.92%	2.03%	2.05%	1.83%
Net investment income (loss)	(.97)%	(1.02)%	(1.00)%	(1.05)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$6	$9	$12	$13	$14
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class C

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$58.78	$51.17	$38.83	$33.48	$30.79
Income from Investment Operations
Net investment income (loss)A	(.52)	(.50)	(.42)	(.38)	(.33)
Net realized and unrealized gain (loss)	3.16	8.11	12.76	5.73	3.02
Total from investment operations	2.64	7.61	12.34	5.35	2.69
Net asset value, end of period	$61.42	$58.78	$51.17	$38.83	$33.48
Total ReturnB,C	4.49%	14.87%	31.78%	15.98%	8.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.83%	1.96%	2.04%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.96%	2.03%	1.82%
Expenses net of all reductions	1.80%	1.83%	1.96%	2.02%	1.82%
Net investment income (loss)	(.87)%	(.93)%	(.93)%	(1.02)%	(.97)%
Supplemental Data
Net assets, end of period (in millions)	$238	$212	$159	$71	$47
Portfolio turnover rateF	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class I

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$66.35	$57.18	$42.94	$36.63	$33.33
Income from Investment Operations
Net investment income (loss)A	.11	.05	.05	.01	.05
Net realized and unrealized gain (loss)	3.59	9.12	14.19	6.30	3.25
Total from investment operations	3.70	9.17	14.24	6.31	3.30
Net asset value, end of period	$70.05	$66.35	$57.18	$42.94	$36.63
Total ReturnB	5.58%	16.04%	33.16%	17.23%	9.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.77%	.81%	.93%	.97%	.72%
Expenses net of fee waivers, if any	.77%	.81%	.93%	.97%	.72%
Expenses net of all reductions	.77%	.81%	.93%	.97%	.72%
Net investment income (loss)	.16%	.09%	.09%	.04%	.13%
Supplemental Data
Net assets, end of period (in millions)	$1,061	$1,357	$1,112	$475	$215
Portfolio turnover rateE	51%	13%	17%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Growth Opportunities Fund Class Z

		November 30,
Years ended November 30,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$66.48	$57.20	$53.30
Income from Investment Operations
Net investment income (loss)B	.20	.14	.02
Net realized and unrealized gain (loss)	3.59	9.14	3.88
Total from investment operations	3.79	9.28	3.90
Net asset value, end of period	$70.27	$66.48	$57.20
Total ReturnC,D	5.70%	16.22%	7.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.67%	.78%G
Expenses net of fee waivers, if any	.64%	.67%	.78%G
Expenses net of all reductions	.64%	.67%	.78%G
Net investment income (loss)	.29%	.24%	.14%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,597	$2,955	$107
Portfolio turnover rateH	51%	13%	17%

 A For the period August 13, 2013 (commencement of sale of shares) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2015 is included at the end of the each Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,210,982
Gross unrealized depreciation	(105,168)
Net unrealized appreciation (depreciation) on securities	$1,105,814
Tax Cost	$2,519,132

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$371,533
Net unrealized appreciation (depreciation) on securities and other investments	$1,105,813

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,801,736 and $2,284,611, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,638	$28
Class T	.25%	.25%	7,406	18
Class B	.75%	.25%	71	53
Class C	.75%	.25%	2,290	401
			$11,405	$500

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$145
Class T	44
Class B(a)	2
Class C(a)	19
$210

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,357.21
Class T	2,743.19
Class B	21.30
Class C	466.20
Class I	2,132.18
Class Z	1.05
	$6,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$43,534.35%		$13

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,403. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $882, including $26 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14 and a portion of class-level operating expenses as follows:

Amount
Class A	$13
Class T	32
Class B	-*
Class C	4
Class I	25
$74

* In the amount of less than five hundred dollars.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2015	2014	2015	2014
Class A
Shares sold	2,042	3,210	$132,799	$185,879
Shares redeemed	(2,310)	(3,125)	(150,069)	(181,042)
Net increase (decrease)	(268)	85	$(17,270)	$4,837
Class T
Shares sold	2,048	2,463	$132,934	$142,596
Shares redeemed	(3,816)	(4,710)	(247,857)	(273,249)
Net increase (decrease)	(1,768)	(2,247)	$(114,923)	$(130,653)
Class B
Shares sold	8	9	$496	$456
Shares redeemed	(60)	(101)	(3,572)	(5,359)
Net increase (decrease)	(52)	(92)	$(3,076)	$(4,903)
Class C
Shares sold	976	1,386	$58,121	$74,498
Shares redeemed	(715)	(882)	(42,885)	(47,157)
Net increase (decrease)	261	504	$15,236	$27,341
Class I
Shares sold	3,352	6,174	$227,344	$372,705
Shares redeemed	(8,670)	(5,157)	(591,814)	(312,379)
Net increase (decrease)	(5,318)	1,017	$(364,470)	$60,326
Class Z
Shares sold	30	43	$1,991	$2,754
Shares redeemed	(9)	-*	(621)	(6)
Net increase (decrease)	21	43	$1,370	$2,748

* In the amount of less than 500 shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Growth Opportunities Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Class A	1.04%
Actual		$1,000.00	$1,000.90	$5.22
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class T	1.27%
Actual		$1,000.00	$999.70	$6.37
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class B	1.89%
Actual		$1,000.00	$996.70	$9.46
Hypothetical-C		$1,000.00	$1,015.59	$9.55
Class C	1.79%
Actual		$1,000.00	$997.20	$8.96
Hypothetical-C		$1,000.00	$1,016.09	$9.05
Class I	.76%
Actual		$1,000.00	$1,002.30	$3.81
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class Z	.64%
Actual		$1,000.00	$1,002.90	$3.21
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605
Class T	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605
Class B	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605
Class C	12/07/15	12/04/15	$6.636
	01/11/16	01/08/16	$0.605

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2015, $404,021,582, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2012 and March 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2010 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class Z ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GO-ANN-0116
1.704314.118

Item 2.

Code of Ethics

As of the end of the period, November 30, 2015, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its

President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$54,000	$-	$6,100	$1,200
Fidelity Advisor Equity Income Fund	$45,000	$-	$8,600	$1,100
Fidelity Advisor Equity Value Fund	$49,000	$-	$6,400	$700
Fidelity Advisor Growth & Income Fund	$44,000	$-	$6,000	$700
Fidelity Advisor Growth Opportunities Fund	$50,000	$-	$5,800	$1,400
Fidelity Advisor Large Cap Fund	$44,000	$-	$6,100	$900
Fidelity Advisor Series Growth Opportunities Fund	$46,000	$-	$5,800	$800
Fidelity Advisor Stock Selector Mid Cap Fund	$45,000	$-	$5,500	$1,200
Fidelity Advisor Value Strategies Fund	$45,000	$-	$6,900	$900

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$48,000	$-	$6,000	$1,300
Fidelity Advisor Equity Income Fund	$44,000	$-	$6,600	$1,100
Fidelity Advisor Equity Value Fund	$47,000	$-	$6,200	$600
Fidelity Advisor Growth & Income Fund	$52,000	$-	$5,700	$700
Fidelity Advisor Growth Opportunities Fund	$48,000	$-	$5,800	$1,300
Fidelity Advisor Large Cap Fund	$46,000	$-	$5,300	$800
Fidelity Advisor Series Growth Opportunities Fund	$46,000	$-	$6,100	$800
Fidelity Advisor Stock Selector Mid Cap Fund	$43,000	$-	$4,800	$1,100
Fidelity Advisor Value Strategies Fund	$44,000	$-	$6,600	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, and Fidelity Advisor Small Cap Fund (the “Funds”):

Services Billed by PwC

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$57,000	$-	$5,400	$2,100
Fidelity Advisor Series Equity Growth Fund	$32,000	$-	$3,100	$2,000
Fidelity Advisor Series Small Cap Fund	$45,000	$-	$3,700	$1,900
Fidelity Advisor Small Cap Fund	$50,000	$-	$3,700	$2,800

November 30, 2014 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$54,000	$-	$3,800	$2,000
Fidelity Advisor Series Equity Growth Fund	$29,000	$-	$2,800	$900
Fidelity Advisor Series Small Cap Fund	$42,000	$-	$3,400	$1,800
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,600	$2,800

A Amounts may reflect rounding.

B Fidelity Advisor Series Equity Growth Fund commenced operations on June 6, 2014.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2015A	November 30, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$10,000	$640,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2015A	November 30, 2014A,B
Audit-Related Fees	$5,890,000	$5,185,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Equity Growth Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2015 A	November 30, 2014 A,B
PwC	$7,075,000	$6,500,000
Deloitte Entities	$195,000	$1,775,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Equity Growth Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 27, 2016